EXHIBIT 10.1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 21, 2009

among

SEARS HOLDINGS CORPORATION

and

SEARS ROEBUCK ACCEPTANCE CORP.

and

KMART CORPORATION,

as Borrowers

and

THE LENDERS NAMED HEREIN,

and

THE ISSUING LENDERS NAMED HEREIN,

and

BANK OF AMERICA, N.A.,

as Administrative Agent, Co-Collateral Agent and Swingline Lender

and

WELLS FARGO RETAIL FINANCE, LLC,

and

GENERAL ELECTRIC CAPITAL CORPORATION

as Co-Syndication Agents and Co-Collateral Agents

and

JPMORGAN CHASE BANK, N.A.

and

BARCLAYS BANK PLC,

as co-Documentation Agents

and

BANC OF AMERICA SECURITIES LLC, WELLS FARGO RETAIL FINANCE, LLC and GE CAPITAL

MARKETS, INC., as Joint Lead Arrangers and Joint Bookrunners

i

SCHEDULES

Schedule IA	Pricing Grid

Schedule IB	Restated Commitment Fee Grid

Schedule 1.01	Lenders; Commitments

Schedule 1.02	Existing Letters of Credit

Schedule 5.01(n)	Pension Plan Issues

Schedule 5.01(p)	UCC Filing Jurisdictions

Schedule 5.01(w)	Labor Matters

Schedule 6.01(j)	Financial and Collateral Reports

Schedule 6.01(m)(i)(B)	Blocked Account Banks

Schedule 6.02(d)	Restricted Payments

EXHIBITS

Exhibit A	Form of Notice of Borrowing

Exhibit B	Form of Assignment and Acceptance

Exhibit C	Form of Borrowing Base Certificate

Exhibit D	Form of Amended and Restated Guarantee and Collateral Agreement

Exhibit E	Form of Credit Card Notification

Exhibit F	Form of Intercreditor Agreement (Collateral)

Exhibit G	Form of Intercreditor Agreement (Collateral and Other Property)

Exhibit H	Form of Customs Broker Agreement

Exhibit I	Form of Third Party Payor Notification

Exhibit J:	Form of Compliance Certificate

AMENDED AND RESTATED AGREEMENT (this “Agreement”) dated as of May 21, 2009, among SEARS HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), SEARS ROEBUCK ACCEPTANCE CORP., a Delaware corporation (“SRAC”), KMART CORPORATION, a Michigan corporation (“Kmart Corp.”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof (the “Lenders”), the ISSUING LENDERS party hereto, BANK OF AMERICA, N.A. (the “Bank”), as administrative agent (the “Agent”), Co-Collateral Agent, and Swingline Lender, WELLS FARGO RETAIL FINANCE, LLC (“WFRF”) and GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), as co-collateral agents (collectively, with the Bank in such capacity, the “Co-Collateral Agents”) and as Co-Syndication Agents, JPMORGAN CHASE BANK, N.A. and BARCLAYS BANK PLC, as co-documentation agents (the “Co-Documentation Agents”), and BANC OF AMERICA SECURITIES LLC (“BAS”), WELLS FARGO RETAIL FINANCE, LLC and GE CAPITAL MARKETS, INC., as joint lead arrangers and joint bookrunners (collectively, the “Lead Arrangers”).

W I T N E S S E T H:

WHEREAS, Holdings, SRAC, Kmart Corp., the Lenders, Citicorp USA, Inc. and Bank of America, N.A., as syndication agents, Barclays Bank PLC, Lehman Commercial Paper Inc., HSBC Bank USA, Merrill Lynch Bank USA, Morgan Stanley Senior Funding, Inc., The Royal Bank of Scotland, PLC and Wachovia Bank National Association, as documentation agents, J.P. Morgan Securities Inc., Citigroup Global Marketers Inc., and Banc of America Securities LLC, as lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A., as administrative agent (the “Original Agent”), are party to that certain U.S. $4,000,000,000 Five-Year Credit Agreement dated as of February 22, 2005 (as amended from time to time and in effect, the “Existing Credit Agreement”);

WHEREAS, in accordance with Section 8.09 of the Existing Credit Agreement, (i) the Original Agent desires to resign as Agent under the Existing Credit Agreement and the other Loan Documents, (ii) the Required Lenders desire to appoint Bank of America, N.A. as successor Agent, and (iii) the Borrowers desire to approve the Bank’s appointment as successor Agent, each as provided herein; and

WHEREAS, in accordance with Section 9.01 of the Existing Credit Agreement, the Borrowers, Holdings, the Required Lenders (as defined in the Existing Credit Agreement) and the Agent desire to amend and restate the Existing Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree that the Existing Credit Agreement shall be amended and restated, in its entirety to read as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Accelerated Borrowing Base Delivery Event” means either (i) the occurrence and continuance of any Event of Default, or (ii) the failure of the Borrowers for three (3) days (whether or not consecutive) during any thirty (30) day period to maintain Capped Excess Availability equal to at least 25% of the Line Cap. For purposes of this Agreement, the occurrence of an Accelerated Borrowing Base Delivery Event shall be deemed continuing at the Co-Collateral Agents’ option (x) so long as such Event of Default shall be continuing, and/or (y) (1) if the Accelerated Borrowing Base Delivery Event arises as a result of the Borrowers’ failure to maintain Capped Excess Availability as required hereunder during the Holiday

Season, until the first day Capped Excess Availability exceeds 25% of the Line Cap, in which case an Accelerated Borrowing Base Delivery Event shall no longer be deemed to be continuing for purposes of this Agreement, and (2) if the Accelerated Borrowing Base Delivery Event arises as a result of the Borrowers’ failure to maintain Capped Excess Availability as required hereunder during any time other than the Holiday Season, until Capped Excess Availability has exceeded 25% of the Line Cap for thirty (30) consecutive calendar days, in which case an Accelerated Borrowing Base Delivery Event shall no longer be deemed to be continuing for purposes of this Agreement. The termination of an Accelerated Borrowing Base Delivery Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Accelerated Borrowing Base Delivery Event in the event that the conditions set forth in clauses (i) or (ii) hereof again arise.

“ACH” means automated clearing house transfers.

“Acquisition” means, with respect to any Person (a) a purchase of a controlling interest in, the equity interests of any other Person, (b) a purchase or other acquisition of all or substantially all of the assets or properties of, another Person or of any business unit of another Person, or (c) any merger or consolidation of such Person with any other Person or other transaction or series of transactions resulting in the acquisition of all or substantially all of the assets, or a controlling interest in the equity interests, of any Person, in each case in any transaction or group of transactions which are part of a common plan.

“Additional Commitment Lender” shall have the meaning provided therefor in Section 2.18(d).

“Adjusted Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining Consolidated Net Income for such period, the sum of (i) Consolidated Interest Expense for such period, (ii) income tax expense for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any items of loss resulting from the sale of assets other than in the ordinary course of business for such period, (v) any non-cash charges for tangible or intangible impairments or asset write downs for such period (excluding any write downs or write-offs of Inventory other than write-downs or write-offs of Inventory related to up to 100 store closings in any four consecutive fiscal quarters), and (vi) any other non-cash charges for such period (including non-cash charges arising from share-based payments to employees or directors, but excluding (1) any non-cash charge already added back to Consolidated Net Income in the calculation of Adjusted Consolidated EBITDA in a prior period, (2) any non-cash charge that relates to the write-down or write-off of Inventory other than write-downs or write-offs of Inventory related to up to 100 store closings in any four consecutive fiscal quarters, and (3) non-cash charges for which a cash payment is required to be made in that or any other period), minus (b) without duplication and to the extent included in Consolidated Net Income for such period, (i) any items of gain resulting from the sale of assets other than in the ordinary course of business for such period, (ii) any cash payments made during such period in respect of non-cash charges described in clause (a)(vi) taken in a prior period and (iii) any non-cash items of income for such period, all calculated on a Consolidated basis in accordance with GAAP (excluding any non-cash income already deducted from Consolidated Net Income in the calculation of Adjusted Consolidated EBITDA in a prior period).

“Adjustment Date” shall have the meaning provided therefor in Schedule IA.

“Advance” means any advance by a Lender to any Borrower as part of a Borrowing.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person by contract or otherwise.

“Agent” has the meaning provided in the Preamble, or any successor thereto.

“Agent’s Account” means the account of the Agent maintained by the Agent at Bank of America, N.A., Account No. [Omitted].

“Aggregate Commitments” means the Commitments of all the Lenders. As of the Effective Date the Aggregate Commitments are $4,118,620,000.

“Applicable Lending Office” means, with respect to each Lender, such Lender’s Domestic Lending Office in the case of a Base Rate Advance and such Lender’s Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

“Applicable Margin” means, initially, (a) 0.875% per annum for Eurodollar Rate Advances and (b) 0% per annum for Base Rate Advances; provided, that on and after the first Adjustment Date occurring after the Effective Date, the Applicable Margin will be determined pursuant to the Pricing Grid.

“Application” means an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to open a Letter of Credit.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent, in substantially the form of Exhibit B hereto.

“Authorized Officer” means, as to Holdings, any Borrower or any other Loan Party, its president, chief executive officer, chief financial officer, vice president and controller, vice president and treasurer, vice president, finance, executive vice president, finance or any other person designated by it and acceptable to the Agent. Any document delivered hereunder that is signed by an Authorized Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Authorized Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Availability Reserves” means, without duplication of any other reserves or items that are otherwise addressed or excluded through eligibility criteria, such reserves as any Co-Collateral Agent from time to time determines in its Permitted Discretion as being appropriate (a) to reflect the impediments to the Co-Collateral Agents’ ability to realize upon the Collateral, (b) to reflect claims and liabilities that such Co-Collateral Agent determines will need to be satisfied in connection with the realization upon the Collateral, (c) to reflect criteria, events, conditions, contingencies or risks which adversely affect any component of the Borrowing Base, or (d) to reflect that a Default or an Event of Default then exists. Without limiting the generality of the foregoing, Availability Reserves may include, in any Co-Collateral Agent’s Permitted Discretion (but are not limited to) reserves based on: (i) customs duties, and other costs to release Inventory which is being imported into the United States, (ii) outstanding Taxes and other governmental charges, including, without limitation, ad valorem, real estate, personal property, sales, and other Taxes and claims of the PBGC, which may have priority over the interests of the Co-Collateral Agents in the Collateral, (iii) salaries, wages and benefits due to employees of any Loan Party, (iv) reasonably anticipated changes in the Net Orderly Liquidation Value between appraisals, (v) warehousemen’s or bailees’ charges and other Permitted Encumbrances which may have priority over the interests of the Co-Collateral Agents in the Collateral, (vi) after the occurrence and during the continuance of a Cash Dominion Event, Cash Management Reserves, (vii) after the occurrence and during the continuance of a Cash Dominion Event, Bank Products Reserves, (viii) after the occurrence and during the continuance of a Cash Dominion Event, amounts due to vendors on account of consigned goods and commissions due to Persons which operate Dealer Stores, (ix) rent expense at leased Stores and DC locations, (x) royalties payable to non-Loan Parties in respect of licensed merchandise (other than the Martha Stewart Reserve), (xi) the Martha Stewart Reserve, (xii) the Gift Card Liability Reserve, (xiii) Customer Deposits Reserve, (xiv) PACA Liability Reserves, (xv) PASA Liability Reserves, (xvi) after the occurrence and during the continuance of a Cash

Dominion Event, amounts due to any state’s lottery commission or other equivalent agency, authority or entity, or to any other Governmental Authority involved in the administration or regulation of lotteries, (xvii) Credit Card Receivables owed to Sears Protection Company (PR), Inc. and its Subsidiaries, provided that, until the Co-Collateral Agents have received the initial commercial finance examination after the Effective Date (at which time the Co-Collateral Agents may adjust such reserve), such Availability Reserve shall not exceed 1% of all Credit Card Receivables of the Loan Parties, and (xviii) the Debt Maturity Reserve. Upon the determination by any Co-Collateral Agent that an Availability Reserve should be established or modified, such Co-Collateral Agent shall notify the Agent in writing and the Agent shall thereupon establish or modify such Availability Reserve, subject to the expiration of the Reserve Notice Period.

“Available Cash” means, on any date, (a) the aggregate amount of cash and Cash Equivalents of Holdings and its Subsidiaries on such date (determined on a Consolidated basis and in accordance with GAAP) minus (b) $125,000,000.

“Available Commitment” means as to any Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Commitment then in effect over (b) such Lender’s Extensions of Credit then outstanding; provided, that in calculating any Lender’s Extensions of Credit for the purpose of determining such Lender’s Available Commitment pursuant to Section 2.05(a), the aggregate principal amount of Swingline Advances then outstanding shall be deemed to be zero.

“Bank” has the meaning provided in the Preamble and its successors.

“Bank Products” means any services or facilities provided to any Loan Party by any Lender or any of its Affiliates on account of (a) each Swap Contract that (x) is in effect on the Effective Date with a counterparty that is a Credit Party as of the Effective Date or (y) is entered into after the Effective Date with any counterparty that is a Credit Party at the time such Swap Contract is entered into, and (b) leasing (but only to the extent that the Borrowers and the Credit Party furnishing such lease notify the Agent in writing that such leases are to be deemed Bank Products hereunder), but excluding Cash Management Services.

“Bank Product Reserves” means such reserves as any Co-Collateral Agent may from time to time determine in its Permitted Discretion as being appropriate to reflect the liabilities and obligations of the Loan Parties with respect to Bank Products then provided or outstanding; provided that in the event that any counterparty to a Swap Contract requires that the Loan Parties provide cash collateral to secure such Swap Contract, the amount of the Bank Product Reserve imposed by the Co-Collateral Agents with respect to such Swap Contract shall take into consideration the amount of such cash collateral.

“Banker’s Acceptance” means a time draft or bill of exchange or other deferred payment obligation relating to a Commercial Letter of Credit which has been accepted by the Issuing Lender.

“BAS” has the meaning provided in the Preamble.

“Base Rate” means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of (a) the rate of interest announced publicly by JPMorgan Chase Bank, N.A. in New York, New York, from time to time, as its prime rate, and (b) one half of one percent per annum above the Federal Funds Rate.

“Base Rate Advance” means an Advance that bears interest as provided in Sections 2.08(a)(i) and 2.08(b)(i), as applicable.

“Blocked Accounts” means the Blocked Accounts described in Section 6.01(m)(i) and any additional deposit accounts that become subject to Blocked Account Agreements pursuant to Section 6.01(i)(iv).

“Blocked Account Agreement” means with respect to a Blocked Account established by a Loan Party, an agreement, in form and substance reasonably satisfactory to the Co-Collateral Agents, establishing control (as defined in the UCC) of such account by the Bank (as “Control Co-Collateral Agent”) and whereby the bank maintaining such account agrees, upon the occurrence and during the continuance of a Cash Dominion Event, to comply only with the instructions originated by the Bank (or any other Co-Collateral Agent which shall succeed the Bank as “Control Co-Collateral Agent” thereunder), without the further consent of any other Person.

“Blocked Account Bank” means JPMorgan Chase Bank, N.A., Bank of New York, Bank of America, N.A., and each other bank with whom deposit accounts are maintained in which funds of any of the Loan Parties are concentrated and with whom a Blocked Account Agreement has been, or is required to be, executed in accordance with the terms hereof.

“Borrower Information” has the meaning specified in Section 9.08.

“Borrowers” means, collectively, SRAC and Kmart Corp.; provided that in the event SRAC is dissolved, merged with and into Holdings or any Subsidiary of Holdings or otherwise ceases to exist in accordance with Section 6.01(d), then Holdings shall designate that Holdings or a direct wholly owned Domestic Subsidiary of Holdings become a Borrower for all purposes of the Loan Documents.

“Borrowing” means a borrowing consisting of simultaneous Advances of the same Type made by each of the applicable Lenders pursuant to Section 2.01 or Section 2.03.

“Borrowing Base” means, at any time, an amount equal to (a) 85% of the aggregate outstanding Eligible Credit Card Accounts Receivable at such time plus (b) 85% of the Eligible Pharmacy Receivables at such time plus (c) the lesser of (i) 70% of the Net Eligible Inventory at such time and (ii) 80% of the Net Orderly Liquidation Value at such time, minus (d) 100% of the then Availability Reserves. The Agent may, in its Permitted Discretion after the expiration of the Reserve Notice Period, adjust Availability Reserves and Inventory Reserves used in computing the Borrowing Base.

“Borrowing Base Certificate” means a certificate, signed by an Authorized Officer of Holdings, substantially in the form of Exhibit C or another form which is reasonably acceptable to the Co-Collateral Agents in their Permitted Discretion.

“Business Day” means a day of the year on which banks are not required or authorized by law to close in New York, New York or Boston, Massachusetts or, in the case of matters relating to SRAC, Greenville, Delaware or, in the case of matters relating to Kmart Corp., Detroit, Michigan, and, if the applicable Business Day relates to any Eurodollar Rate Advances, a day of the year on which dealings are carried on in the London interbank market.

“Capital Expenditures” means, with respect to any Person for any period, all cash expenditures made or costs incurred for the acquisition or improvement of fixed or capital assets of such Person, in each case that are (or should be) set forth as capital expenditures in a consolidated statement of cash flows of such Person for such period, in each case prepared in accordance with GAAP.

“Capital Lease Obligations” means, with respect to any Person for any period, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as liabilities on a balance sheet of such Person under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Capped Excess Availability” means, at any time, an amount equal to (a) the Line Cap, minus (b) the Total Extensions of Credit.

“Cash Dominion Event” means either (a) the occurrence and continuance of an Event of Default, or (b)(i) Capped Excess Availability at any time (other than during the Holiday Season) is less than the greater of 20% of the Line Cap and $250,000,000 for three (3) days (whether or not consecutive) during any thirty (30) day period, or (ii)(A) Capped Excess Availability at any time during the Holiday Season is less than the greater of 10% of the Line Cap and $100,000,000 for three (3) days (whether or not consecutive) during any thirty (30) day period, or (B) Uncapped Excess Availability at any time during the Holiday Season is less than 30% of the Borrowing Base. For purposes hereof, the occurrence of a Cash Dominion Event shall be deemed continuing at the Co-Collateral Agents’ option (i) so long as such Event of Default is continuing, and/or (ii) if the Cash Dominion Event arises as a result of the Borrowers’ failure to achieve Capped Excess Availability or Uncapped Excess Availability at the times and in the amounts described in the preceding sentence, until Capped Excess Availability and/or Uncapped Excess Availability, as applicable, has exceeded such amounts, in each case for thirty (30) consecutive Business Days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Cash Dominion Event shall be deemed continuing (even if Capped Excess Availability and/or Uncapped Excess Availability exceeds such amount for thirty (30) consecutive Business Days) after a Cash Dominion Event has occurred on two (2) occasions during any twelve month period after the Effective Date if the first such Cash Dominion Event has been discontinued and shall continue until the expiration of the twelve month period ending after the commencement of the second Cash Dominion Event. The termination of a Cash Dominion Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Cash Dominion Event in the event that the conditions set forth in this definition again arise.

“Cash Equivalents” means investments of Holdings and its Subsidiaries recorded as cash or cash equivalents in accordance with GAAP.

“Cash Management Reserves “ means such reserves as any Co-Collateral Agent, from time to time, determines in its Permitted Discretion as being appropriate to reflect the reasonably anticipated liabilities and obligations of the Loan Parties with respect to Cash Management Services then provided or outstanding.

“Cash Management Services” means any one or more of the following types of services or facilities provided to any Loan Party by any Lender or any of its Affiliates: (a) ACH transactions, (b) cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, (d) credit card processing services, (e) credit or debit cards and (f) purchase cards (but only to the extent that, prior to the occurrence and continuance of any Default or Event of Default, the Borrowers and the Credit Party issuing such purchase cards notify the Agent in writing that such purchase cards are to be deemed Cash Management Services hereunder).

“Co-Collateral Agents” has the meaning provided in the Preamble and any successors thereto.

“Co-Documentation Agents” has the meaning provided in the Preamble and any successors thereto.

“Collateral” means all property of the Loan Parties, now owned or hereafter acquired, upon which a Lien (excluding any license granted to the Co-Collateral Agents (and deemed to be a Lien pursuant to the definition thereof) for the sole purpose of enabling the Co-Collateral Agents to exercise rights and remedies with respect to the Liens granted on the Collateral set forth in Section 3.1 of the Guarantee and Collateral Agreement) is purported to be created by any Security Document.

“Commercial L/C” means a commercial documentary Letter of Credit under which the Issuing Lender agrees to make payments in Dollars for the account of any Borrower, on behalf of any Group Member, in respect of obligations of such Group Member in connection with the purchase of goods or services in the ordinary course of business.

“Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Advances and participate in Swingline Advances and Letters of Credit in an aggregate principal amount and/or face amount up to (a) the amount set forth opposite such Lender’s name on Schedule 1.01 or (b) if such Lender has entered into any Assignment and Acceptance, the amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(d), as such amount may be reduced or increased pursuant to Section 2.06 or Section 2.18.

“Commitment Fee Rate” means, initially, 0.175% per annum; provided, that on and after the first Adjustment Date occurring after the Effective Date, the Commitment Fee Rate will be determined pursuant to the Pricing Grid.

“Commitment Percentage” means, as to any Lender at any time, the percentage which such Lender’s Commitment then constitutes of the Aggregate Commitments or, at any time after all of the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Advances then outstanding plus such Lender’s participation in Swingline Loans and L/C Obligations constitutes of the aggregate principal amount of the Advances, Swingline Loans and L/C Obligations then outstanding, provided, that, after the Commitment of any Non-Extending Lender shall have expired or terminated (other than as a result of the termination of all Commitments pursuant to Section 2.06 hereof or the exercise of remedies pursuant to Article VII hereof) and all Obligations owed to such Non-Extending Lender have been paid in full, (x) the Commitment Percentage of such Non-Extending Lender for purposes of Section 8.09 hereof shall be its Commitment Percentages immediately prior to such date, and (y) the Commitment Percentages of the Extending Lenders shall be appropriately adjusted for all other purposes to reflect the termination of the Commitments of the Non-Extending Lenders.

“Commonly Controlled Entity” means an entity, whether or not incorporated, that is under common control with any Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes any Borrower and that is treated as a single employer under Section 414 of the Internal Revenue Code.

“Consolidated” refers to the consolidation of accounts of Holdings and its Subsidiaries, excluding Sears Canada and OSH, in accordance with GAAP and as presented on a GAAP basis.

“Consolidated Average Net Debt” means, as of the last day of any period, (a) the sum of (i) Consolidated Net Debt as of such day and (ii) the sum of Consolidated Net Debt as of the end of each of the three immediately preceding fiscal quarters divided by (b) 4.

“Consolidated EBITDA” means for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) provision for income taxes, (b) interest expense, (c) depreciation and amortization expense, (d) results attributable to the minority interest owned by any Person in a non-wholly owned Subsidiary of Holdings to the extent such Subsidiary is a Loan Party, (e) expenses relating to the Kmart Corp. bankruptcy case in an amount not to exceed $12,000,000 in any twelve month period, (f) the impact of conforming accounting policies as a result of the Merger through the first full fiscal year following the Merger, (g) all nonrecurring expenses and special charges related to the Merger incurred within twelve months after the date of the Merger, (h) non-cash charges arising from share-based payments (as defined in accordance with GAAP) to employees or directors and (i) any extraordinary or other non-recurring non-cash expenses or losses, and minus, to the extent included in the statement of such Consolidated Net Income for such period, any cash payments made during such period in respect of items added back pursuant to clause (i) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income, all as determined on a Consolidated basis. For the purposes of calculating Consolidated EBITDA for any fiscal quarter pursuant to any determination of the Consolidated Leverage Ratio, (i) if at any time during such fiscal quarter, Holdings or any of its Subsidiaries (other than Sears Canada) shall have made any Material Disposition, the Consolidated EBITDA for such fiscal quarter shall be reduced by an amount equal to the

Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such fiscal quarter or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such fiscal quarter and (ii) if during such fiscal quarter Holdings or any of its Subsidiaries (other than Sears Canada) shall have made a Material Acquisition, Consolidated EBITDA for such fiscal quarter shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such fiscal quarter. As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by Holdings and its Subsidiaries (other than Sears Canada) in excess of $100,000,000; and “Material Disposition” means any Disposition of property or series of related Dispositions of property that yields gross proceeds to Holdings or any of its Subsidiaries in excess of $100,000,000.

“Consolidated Interest Expense” means for any period for any Person, total interest expense of such Person (including that attributable to Capital Lease Obligations and other expenses classified as interest expense in accordance with GAAP) on a Consolidated basis with respect to all outstanding Debt of such Person, as determined in accordance with GAAP.

“Consolidated Leverage Ratio” means, as of any given day, the ratio of (a) Consolidated Average Net Debt on such day to (b) Consolidated EBITDA for the four immediately preceding fiscal quarters for which financial statements are available.

“Consolidated Net Debt” means, on any date, Consolidated Total Debt minus Available Cash.

“Consolidated Net Income” means, for any period, the consolidated net income (or loss) of Holdings and its Subsidiaries, determined on a Consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Holdings or is merged into or consolidated with Holdings or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of Holdings) in which Holdings or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Holdings or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of Holdings (other than a Loan Party) to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

“Consolidated Total Debt” means, at any date, the aggregate principal amount of all Debt of Holdings and its Subsidiaries at such date, determined on a Consolidated basis in accordance with GAAP, but excluding (i) issued but not funded letters of credit, (ii) reimbursement obligations which are characterized as trade payables and are not overdue with respect to trade letters of credit (other than Letters of Credit issued hereunder) and (iii) contingent obligations.

“Convert”, “Conversion” and “Converted” each refers to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.09 or 2.10.

“Covenant Compliance Event” means (i) Capped Excess Availability at any time (other than during the Holiday Season) is less than the greater of 15% of the Line Cap and $250,000,000, or (ii)(A) Capped Excess Availability at any time during the Holiday Season is less than the greater of 10% of the Line Cap and $175,000,000, or (B) Uncapped Excess Availability at any time during the Holiday Season is less than 30% of the Borrowing Base.

“Credit Card Accounts Receivable” means each Account (as defined in the UCC) together with all income, payments and proceeds thereof, owed by a credit card payment processor or an issuer of credit cards to a Loan Party resulting from charges by a customer of a Group Member (other than Sears Canada)

on credit cards issued by such issuer in connection with the sale of goods by a Group Member (other than Sears Canada), or services performed by a Group Member (other than Sears Canada), in each case in the ordinary course of its business.

“Credit Card Notification” has the meaning specified in Section 6.01(m)(i)(A).

“Credit Card Processors” has the meaning specified in Section 6.01(m)(i)(A).

“Credit Party” or “Credit Parties” means (a) individually, (i) each Lender and its Affiliates, (ii) the Agent, (iii) each Co-Collateral Agent, (iv) each Issuing Lender, (v) each Lead Arranger, and (vi) the successors and assigns of each of the foregoing, and (b) collectively, all of the foregoing.

“Customer Deposits Reserve” shall mean, at any time, a reserve equal to the aggregate outstanding amount of customer deposits of the Loan Parties at such time.

“Customs Broker Agreement” means an agreement in substantially the form attached hereto as Exhibit H, or such other form as the Co-Collateral Agents may reasonably agree, among a Loan Party, a customs broker or other carrier, and the Co-Collateral Agents, in which the customs broker or other carrier acknowledges that it has control over and holds the documents evidencing ownership of the subject Inventory for the benefit of the Co-Collateral Agents and agrees, upon notice from the Co-Collateral Agents (which shall not be furnished unless an Event of Default is continuing), to hold and dispose of the subject Inventory solely as directed by the Co-Collateral Agents.

“DC” means any distribution center owned or leased and operated by any Loan Party.

“DDA” means each checking, savings or other demand deposit account maintained by any of the Loan Parties.

“Dealer Store” means any store constituting a “Sears Authorized Retail Dealer” store, owned or leased and operated by a Person (other than a Loan Party or any of its Subsidiaries) pursuant to a “Sears Authorized Retail Dealer Agreement “ or a “Sears Hometown Store Agreement.”

“Debt” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (excluding interest payable thereon unless such interest has been accrued and added to the principal amount of such indebtedness), (b) all obligations of such Person for the deferred purchase price of property or services (other than (i) trade payables incurred in the ordinary course of such Person’s business and (ii) any such obligations which are due less than twelve months from the date of incurrence), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeals bonds arising in the ordinary course of business and other than the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business) or in respect of bankers’ acceptances or letters of credit, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (f) all direct recourse payment obligations of such Person in respect of any accounts receivable sold by such Person, (g) all Debt of others referred to in clauses (a) through (f) above or clause (h) below and other payment obligations guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or

(4) otherwise to assure a creditor against loss, and (h) all Debt referred to in clauses (a) through (g) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

“Debt Maturity Reserve” means an Availability Reserve in an amount not to exceed the outstanding balance of Debt of the Loan Parties for borrowed money maturing (A) prior to the Extended Termination Date and (B) within sixty (60) days of any date of determination of the Debt Maturity Reserve; provided that such Debt Maturity Reserve shall be eliminated when (i) such Debt is repaid, refinanced or extended as provided herein or (ii) provision for the repayment or refinancing of such Debt (other than through proceeds of Revolving Advances) shall have been made to the satisfaction of the Co-Collateral Agents in their Permitted Discretion.

“Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

“Defaulting Lender” means any Lender (as reasonably determined by the Agent) that (a) has failed to fund any portion of the Advances, participations in Letters of Credit or participations in Swingline Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, (c) has failed, within three (3) Business Days after request by the Agent, to confirm that it will comply with the terms of this Agreement relating to its Commitments, provided that such Lender shall cease to be a Defaulting Lender under this clause (c) upon the Agent’s receipt of such confirmation, or (d) has been deemed insolvent by any Governmental Authority or become the subject of a bankruptcy or insolvency proceeding.

“Deteriorating Lender” means any Defaulting Lender or any Lender as to which (a) any of the Issuing Lenders or the Swingline Lender has a good faith belief that such Lender or its Subsidiary has defaulted in fulfilling its obligations under one or more other syndicated credit facilities, or (b) such Lender or a Person that controls such Lender has been deemed insolvent by any Governmental Authority or become the subject of a bankruptcy, insolvency or similar proceeding; provided that a Lender shall not be a Deteriorating Lender solely by virtue of the ownership or acquisition of any equity interest in such Lender or the Person controlling such Lender by a Governmental Authority.

“Disposition” means any sale or transfer of property other than goods held for sale in the ordinary course of business.

“Dollars” and “$” refers to lawful money of the United States.

“Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” on the signature pages hereof or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Agent.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.(excluding, for the avoidance of doubt, any Subsidiary organized under the laws of Puerto Rico).

“Effective Date” means the date on which the conditions precedent set forth in Section 4.01 shall have been satisfied.

“Eligible Assignee” means (a) a commercial bank or any other Person engaged in the business of making asset based or commercial loans, which bank or Person, together with its Affiliates, has a combined capital and surplus in excess of $300,000,000 and which bank or Person is approved by the Agent, and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 9.07, the Borrowers, in each case such approval not to be unreasonably withheld or delayed, (b) an existing Lender or an Affiliate of an existing Lender or an Approved Fund, (c) any Permitted Holder Lender, or (d) with respect to Additional Commitment Lenders only, the United States of America or any agency thereof, the U.S. Treasury Department’s Troubled Asset Relief Program or any Person whose participation in this Agreement is financed by the Federal Reserve’s Term Asset-Backed Securities Loan Facility; provided that neither the Borrowers nor an Affiliate of the Borrowers (other than a Permitted Holder Lender) shall qualify as an Eligible Assignee.

“Eligible Credit Card Accounts Receivable” means at the time of any determination thereof, each Credit Card Account Receivable that satisfies the following criteria at the time of its creation and continues to meet the same at the time of such determination: such Credit Card Account Receivable (i) has been earned and represents the bona fide amounts due to a Loan Party from a credit card payment processor and/or credit card issuer, and in each case originated in the ordinary course of business of the applicable Loan Party and (ii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (j) below. Without limiting the foregoing, to qualify as an Eligible Credit Card Account Receivable, an Account shall indicate no person other than a Loan Party as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges, credit card processor fees or other allowances (including any amount that the applicable Loan Party may be obligated to rebate to a customer, a credit card payment processor, or credit card issuer pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the applicable Loan Party to reduce the amount of such Credit Card Account Receivable. Unless otherwise approved from time to time in writing by the Co-Collateral Agents in their Permitted Discretion, no Credit Card Account Receivable shall be Eligible Credit Card Account Receivable if, without duplication:

(a) such Credit Card Account Receivable is not owned by a Loan Party and such Loan Party does not have good or marketable title to such Credit Card Account Receivable;

(b) such Credit Card Account Receivable does not constitute “Accounts” (as defined in the UCC) or such Credit Card Account Receivable has been outstanding for more than five (5) Business Days;

(c) the issuer or payment processor of the applicable credit card with respect to such Credit Card Account Receivable is the subject of any bankruptcy or insolvency proceedings;

(d) such Credit Card Account Receivable is not the valid, legally enforceable obligation of the applicable issuer with respect thereto;

(e) such Credit Card Account Receivable is subject to any Lien whatsoever other than Liens in favor of the Co-Collateral Agents, Permitted Liens and Liens permitted pursuant to Section 6.02(a)(vi);

(f) such Credit Card Account Receivable is not subject to a valid and perfected Lien in favor of the Co-Collateral Agents, for the benefit of the Credit Parties, senior in priority to all other Liens other than Permitted Liens which have priority over the Liens of the Co-Collateral Agents by operation of applicable law and Liens of the type specified in clause (h) of the definition of Permitted Liens;

(g) the Credit Card Account Receivable does not conform to all representations, warranties, covenants or other provisions in the Loan Documents relating to Credit Card Accounts Receivable;

(h) such Credit Card Account Receivable is subject to risk of set-off, non-collection or not being processed due to unpaid and/or accrued credit card processor fee balances, limited to the lesser of the balance of Credit Card Account Receivable or unpaid credit card processor fees;

(i) such Credit Card Account Receivable is evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is subject to the perfected security interest of the Co-Collateral Agents; or

(j) such Credit Card Account Receivable does not meet such other reasonable eligibility criteria for Credit Card Accounts Receivable as the Agent (or any Co-Collateral Agent upon written notice to the Agent) may determine from time to time in its Permitted Discretion.

“Eligible In-Transit Inventory” means, as of any date of determination thereof, without duplication of other Eligible Inventory, Inventory:

(a) for which full payment has been delivered to the vendor of such Inventory and evidence of such payment has been received by the Agent; provided that in transit Inventory purchased under “private label” letters of credit issued by SRAC or Letters of Credit issued hereunder shall be deemed Eligible In-Transit Inventory, subject to an Inventory Reserve equal to 25% of the Inventory Value of such Inventory and satisfaction of all of the other conditions of this definition;

(b) which has been shipped from a location outside of the United States, Puerto Rico or the U.S. Virgin Islands for receipt by any Loan Party, but which has not yet been delivered to such Loan Party, which Inventory has been in transit for sixty (60) days or less from the date of shipment of such Inventory;

(c) for which the purchase order is in the name of any Loan Party and title has passed to such Loan Party;

(d) for which the document of title reflects a Loan Party as consignee or, if requested by a Co-Collateral Agent, names the Co-Collateral Agents as consignee, and in each case as to which a Co-Collateral Agent has control over the documents of title which evidence ownership of the subject Inventory (such as, if requested by a Co-Collateral Agent, by the delivery of a Customs Broker Agreement);

(e) which is insured as required pursuant to Section 6.01 hereof; and

(f) which would not be excluded from the definition of “Eligible Inventory” by any of clauses (a), (c) through (g) or (i) through (r) of the definition thereof.

provided that the Agent, or any Co-Collateral Agent upon written notice to the Agent, may, in its Permitted Discretion, exclude any particular Inventory from the definition of “Eligible In-Transit Inventory” in the event the Agent or Co-Collateral Agent determines that such Inventory is subject to any Person’s right or claim which is (or is capable of being) senior to, or pari passu with, the Lien of the Co-Collateral Agents (such as, without limitation, a right of stoppage in transit) or may otherwise adversely impact the ability of the Co-Collateral Agents to realize upon such Inventory.

“Eligible Inventory” means at any time, without duplication (i) Eligible In-Transit Inventory, and (ii) items of Inventory of any Loan Party that are held for retail sale to the public in the ordinary course of business, merchantable, and readily saleable to the public in the ordinary course of business, that is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (r) below. Without limiting the foregoing, to qualify as “Eligible Inventory” no Person other than the Loan Parties shall have any direct or indirect ownership, interest or title to such Inventory and no Person other than the Loan Parties shall be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein. Unless otherwise from time to time approved in writing by the Agent (or any Co-Collateral Agent upon written notice to the Agent) in its Permitted Discretion, no Inventory shall be deemed Eligible Inventory if, without duplication:

(a) the Loan Parties do not have sole and good, valid and unencumbered title thereto (except for Liens of the type described in clauses (a), (b), (c) and (e) of the definition of Permitted Liens); or

(b) it is not located in the United States, Puerto Rico, Guam or U.S. Virgin Islands; or

(c) it is not located at property owned or leased by the Loan Parties (except to the extent such Inventory is (i) in transit between such locations, (ii) is located at a Dealer Store, provided that if requested by the Co-Collateral Agents, the Co-Collateral Agents have received evidence reasonably acceptable to the Co-Collateral Agents, that the Loan Parties have filed appropriate UCC financing statements against the Person operating the Dealer Store covering such Inventory, and provided further that the amount of Inventory located at all Dealer Stores which may constitute Eligible Inventory shall not exceed $300,000,000 in the aggregate, or (iii) is deemed eligible pursuant to clause (g)) or is located at a third party warehouse or is located at a closed Store (except pursuant to clause (e)) or is located at a closed DC; or

(d) it is not subject to a valid and perfected Lien in favor of the Co-Collateral Agents for the benefit of the Credit Parties, senior in priority to all other Liens other than Permitted Liens which have priority over the Liens of the Co-Collateral Agents by operation of applicable law, including Liens of the types described in clauses (a) through (c) and (g) of the definition of Permitted Liens;

(e) it is subject to any Lien whatsoever other than Liens in favor of the Co-Collateral Agents, Permitted Liens and Liens permitted pursuant to Section 6.02(a)(vi); or

(f) it is Inventory located at a Store which is being closed; provided, however that upon the Co-Collateral Agents receipt of, and satisfaction with, an initial commercial finance examination and appraisal of the Loan Parties and such other due diligence as they may reasonably deem necessary after the Effective Date, such Inventory will be deemed eligible for the first four (4) weeks after the commencement of the Store Closure Sale for that Store, provided further that the Inventory Value of such Inventory shall be reduced by the “closed store reserve” established by the Borrowers with respect to such Inventory consistent with past practices;

(g) it is consigned from a vendor or is at a customer location but still accounted for in the applicable Loan Party’s inventory balance; or

(h) it is in-transit (other than Eligible In-Transit Inventory) from a vendor and has not yet been received into a DC or Store; or

(i) it is identified in the stockledger of the applicable Loan Party as any of the following departments or consists of Inventory which is ordinarily classified by such Loan Party consistent with its historical practices as the following: floral; gasoline; live plants; miscellaneous or other as classified on the Loan Party’s stockledger; produce; books; magazines; restaurant operations; or seafood; or it is identified per the applicable Loan Party’s stockledger as candy; or

(j) it is Inventory that has been packed-away and stored for more than 12 months at a DC or a Store for future sale, including merchandise of Sears and its Subsidiaries that has been carried over for more than 12 months as currently reported as “XOM” status per the RIM merchandising system; or

(k) it is identified as wholesaler freight fees; or

(l) it is Inventory on layaway or is Inventory which has been sold but not delivered or as to which any Loan Party has accepted a deposit from a third party; or

(m) it is identified per the Loan Parties’ stockledger as Inventory that is in a leased department, including digital imaging, photofinishing and 1 hour lab; or

(n) it is otherwise deemed ineligible by the Co-Collateral Agents in their Permitted Discretion after the expiration of the Reserve Notice Period; or

(o) it is (i) operating supplies, packaging or shipping materials, cartons, labels or other such materials not considered used for sale in the ordinary course of business by the Agent in its Permitted Discretion (ii) work-in-process, raw materials, (iii) not in material compliance with all standards imposed by any Governmental Authority having regulatory authority over such Inventory, its use or sale, or (iv) bill and hold goods; or

(p) it is Inventory which exhibits, includes or is identified by any trademark, tradename or other Intellectual Property right which trademark, tradename or other Intellectual Property right (i) is subject to a restriction that could reasonably be expected to adversely affect the Agent’s ability to liquidate such Inventory or (ii) the relevant Loan Party does not have the right to use in connection with the sale of such Inventory, either through direct ownership or through a written license or sublicense; or

(q) it is Inventory that is not insured in compliance with the provisions of Section 6.01(c), or

(r) it is Inventory that does not conform to all representations, warranties, covenants or other provisions in the Loan Documents relating to Inventory; or

(s) it is Inventory acquired in a Permitted Acquisition and the Co-Collateral Agents have not completed their diligence with respect thereto, provided that such Inventory shall be deemed to constitute Eligible Inventory for a period of 30 days after the date of its acquisition notwithstanding that the Co-Collateral Agents have not completed such due diligence as long as such Inventory is of the same kind and quality as other of the Loan Parties’ Inventory and would otherwise constitute Eligible Inventory.

“Eligible Pharmacy Receivables” means each Pharmacy Receivable that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Pharmacy Receivable (i) has been earned and represents the bona fide amounts due to a Loan Party from Third Party Payors, and other Persons reasonably acceptable to the Co-Collateral Agents, and in each case originated in the ordinary course of business of the applicable Loan Party (ii) is non-recourse to the Loan Parties and has been adjudicated or is otherwise due to the Borrower for pharmacy related services, and (iii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (m) below. Without limiting the foregoing, to qualify as an Eligible Pharmacy Receivable, an Account shall indicate no person other than a Loan Party as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges, processing fees or other allowances (including any amount that the applicable Loan Party may be obligated to rebate to a customer, or to pay to the Third Party Payors, direct customers or other Persons pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the applicable Loan Party to reduce the amount of such Pharmacy Receivable. Unless otherwise approved from time to time in writing by the Co-Collateral Agents in their Permitted Discretion, none of the following Pharmacy Receivables shall be an Eligible Pharmacy Receivable:

(a) Pharmacy Receivables that have been outstanding for more than ninety (90) days past the invoice date or that are more than sixty (60) days past due;

(b) Pharmacy Receivables due from any Third Party Payor to the extent that fifty percent (50%) or more of all Pharmacy Receivables from such Third Party Payor are not Eligible Pharmacy Receivables under clause (a), above;

(c) Pharmacy Receivables which do not constitute an “Account” (as defined in the UCC);

(d) Pharmacy Receivables with respect to which a Loan Party does not have good, valid and marketable title thereto;

(e) Pharmacy Receivables that are not subject to a valid and perfected Lien in favor of the Co-Collateral Agents, for the benefit of the Credit Parties, senior in priority to all other Liens other than Permitted Liens which have priority over the Liens of the Co-Collateral Agents by operation of applicable law;

(f) Pharmacy Receivables that are subject to any Lien whatsoever other than Liens in favor of the Co-Collateral Agents for the benefit of the Credit Parties, Permitted Liens, and Liens permitted pursuant to Section 6.02(a)(vi);

(g) Pharmacy Receivables which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback);

(h) Pharmacy Receivables due from Medicare, Medicaid and other Governmental Authorities;

(i) Pharmacy Receivables due from a Third Party Payor who is not duly authorized to conduct business in the United States of America, Puerto Rico, United States Virgin Islands or Guam, as applicable;

(j) Pharmacy Receivables which are acquired in a Permitted Acquisition unless and until the Co-Collateral Agents have completed an appraisal and audit of such Pharmacy Receivables and otherwise agree that such Pharmacy Receivables shall be deemed Eligible Pharmacy Receivables;

(k) Pharmacy Receivables as to which (i) the Loan Party making the sale giving rise to such Pharmacy Receivables does not have a valid and enforceable agreement with the Third Party Payor providing for payment to such Loan Party or there is a default thereunder that could be a basis for such Third Party Payor ceasing or suspending any payments to such Loan Party, or (ii) the prescription drugs sold giving rise to such Pharmacy Receivables are not of the type that are covered under the agreement with the Third Party Payor or the party receiving such goods is not entitled to coverage under such agreement, (iii) the Loan Party making the sale giving rise to such Pharmacy Receivables has not received confirmation from such Third Party Payor that the party receiving the prescription drugs is entitled to coverage under the terms of the agreement with such Third Party Payor and the Loan Party is entitled to reimbursement for such Pharmacy Receivables, (iv) the amount of such Pharmacy Receivables exceeds the amounts to which the Loan Party making such sale is entitled to reimbursement for the prescription drugs sold under the terms of such agreements (but solely to the extent of such excess), (v) there are contractual or statutory limitations or restrictions on the rights of the Loan Party making such sale to assign its rights to payment arising as a result thereof or to grant any security interest therein which limitations or restrictions have not been satisfied or waived, (vi) all authorization and billing procedures and documentation required in order for the Loan Party making such sale to be reimbursed and paid on such Pharmacy Receivables by the Third Party Payor have not been properly completed and satisfied to the extent required for such Loan

Party to be so reimbursed and paid, and (vii) the terms of the sale giving rise to such Pharmacy Receivables and all practices of such Loan Party with respect to such Pharmacy Receivables do not comply in all material respects with applicable federal, state, and local laws and regulations;

(l) Pharmacy Receivables which do not conform to all representations, warranties, covenants, or other provisions in the Loan Documents relating to Pharmacy Receivables; or

(m) Pharmacy Receivables which the Co-Collateral Agents determine in their Permitted Discretion to be uncertain of collection or which do not meet such other reasonable eligibility criteria for Pharmacy Receivables as the Agent (or any Co-Collateral Agent upon written notice to the Agent) may determine in its Permitted Discretion.

provided that no Pharmacy Receivables shall constitute Eligible Pharmacy Receivables on or after the Effective Date until such time as the Co-Collateral Agents shall have received, and are reasonably satisfied with, an initial audit of the Loan Parties’ Pharmacy Receivables and shall have conducted such other due diligence with respect to the Pharmacy Receivables as the Co-Collateral Agents shall reasonably deem necessary.

“Environmental Action” means any action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, Environmental Permit or Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment, including (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

“Environmental Law” means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Holdings, the Borrowers, or any of their Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of any Borrower’s controlled group, or under common control with such Borrower, within the meaning of Section 414 of the Internal Revenue Code.

“ERISA Event” means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to Section 4043(b)(2)) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13)

of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for the imposition of a lien under Sections 303(k) or 4068(a) of ERISA shall have been met with respect to any Plan; (g) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan, or (h) the Borrowers or any ERISA Affiliate incur liabilities under Section 4069 of ERISA.

“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Eurodollar Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Eurodollar Lending Office” on the signature pages hereof or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Agent.

“Eurodollar Rate” means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Advance being made, continued or converted by the Bank and with a term equivalent to such Interest Period would be offered by the Bank’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

“Eurodollar Rate Advance” means an Advance that bears interest as provided in Sections 2.08(a)(ii) and 2.08(b)(ii), as applicable.

“Eurodollar Rate Reserve Percentage” for any Interest Period for a Eurodollar Rate Advance by any Lender means the reserve percentage applicable to such Lender two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the minimum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

“Events of Default” has the meaning specified in Section 7.01.

“Excluded Accounts” means payroll, trust and tax withholding accounts funded in the ordinary course of business.

“Existing Credit Agreement” has the meaning set forth in the Preamble to the Agreement.

“Existing Letters of Credit” means each of the Letters of Credit described on Schedule 1.02 issued and outstanding under the Existing Credit Agreement immediately prior to the Effective Date.

“Extended Term Applicable Margin” means (a) 4.00% per annum for Eurodollar Rate Advances and (b) 3.00% per annum for Base Rate Advances.

“Extended Term Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus one-half of one percent (0.50%), (b) the Eurodollar Rate (calculated utilizing a one-month Interest Period) plus one percent (1.00%), or (c) the rate of interest in effect for such day as publicly announced from time to time by the Bank as its “prime rate.” The “prime rate” is a rate set by the Bank based upon various factors including the Bank’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

“Extended Term Commitment Fee Rate” means, initially, 1.0% per annum; provided, that on and after the first Fee Adjustment Date occurring after the Effective Date, the Extended Term Commitment Fee Rate will be determined pursuant to the Restated Commitment Fee Grid.

“Extended Termination Date” means the earlier of (a) June 22, 2012 and (ii) the date of termination in whole of the Commitments pursuant to Section 2.06 or 7.01.

“Extending Lender” means each Lender listed on Schedule 1.01 under the heading Extending Lenders, whose Commitment shall terminate on the Extended Termination Date.

“Extensions of Credit” means as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Advances held by such Lender then outstanding, (b) such Lender’s Commitment Percentage of the aggregate principal amount of Swingline Advances then outstanding and (c) such Lender’s Commitment Percentage of the L/C Obligations then outstanding.

“Fee Letter” means collectively, (a) the Fee Letter dated April 17, 2009, among Holdings, the Bank, BAS and WFRF, and (b) the Commitment Letter dated April 29, 2009, among Holdings, the Borrowers, GECC and GE Capital Markets, Inc., each as amended from time to time.

“Fee Adjustment Date” shall have the meaning provided therefor in Schedule IB.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing reasonably selected by it.

“Fixed Charge Ratio” means, the ratio, determined as of the end of each fiscal quarter of the Borrowers for the most recently ended four fiscal quarters, of (a) Adjusted Consolidated EBITDA minus the unfinanced portion of Capital Expenditures (but including Capital Expenditures financed with proceeds of Advances hereunder) minus taxes paid in cash net of refunds, to (b) Fixed Charges, all calculated on a Consolidated basis in accordance with GAAP.

“Fixed Charges” means, with reference to any period, without duplication, Consolidated Interest Expense paid or payable in cash, plus scheduled principal payments on Debt made during such period, plus Capital Lease Obligation payments made during such period, all calculated on a Consolidated basis.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” has the meaning specified in Section 1.03.

“Gift Card Liability Reserve” shall mean, at any time, and without duplication of any other Availability Reserves or Inventory Reserves, a reserve equal to the aggregate remaining value at such time of (i) outstanding gift certificates and gift cards of the Loan Parties entitling the holder thereof to use all or a portion of the certificate or gift card to pay all or a portion of the purchase price for any Inventory and (ii) outstanding merchandise credits.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

“Group Members” means, collectively, Holdings, the Borrowers and their respective Subsidiaries.

“Guarantee and Collateral Agreement” means the Amended and Restated Guarantee and Collateral Agreement to be executed and delivered by the Loan Parties, substantially in the form of Exhibit D.

“Hazardous Materials” means (a) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

“Holdings” has the meaning provided in the Preamble.

“Holiday Season” means October 15 through and including December 15 of each calendar year.

“Increase Effective Date” shall have the meaning provided therefor in Section 2.18(f).

“Insolvency” means with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

“Insolvent” means pertaining to a condition of Insolvency.

“Intellectual Property” has the meaning set forth in the Guarantee and Collateral Agreement.

“Interest Period” means, for each Eurodollar Rate Advance comprising part of the same Borrowing of Revolving Advances, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance and ending on the last day of the period selected by the applicable Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the applicable Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two or three months, as the applicable Borrower may, upon notice received by the Agent not later than 12:00 noon on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

(a) a Borrower may not select any Interest Period that ends after the Termination Date or the Extended Termination Date, as applicable;

(b) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

(c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period of one month or longer to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

(d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“Inventory” as defined in the UCC.

“Inventory Reserves” means the following:

(a) a reserve for shrink, or discrepancies that arise between Inventory quantities on hand per the Loan Parties’ unit inventory system, and physical counts of the Inventory which will be equal to the greater of (i) the mathematical average of the historical shrink results expressed as a percent of sales, multiplied by sales for the relevant year-to-date period and adjusted for the cost complement for the relevant year-to-date period, but only to the extent such amount exceeds reserves already netted out of the Inventory Value per the stockledger; or (ii) an amount determined by the Agent in its Permitted Discretion or any Co-Collateral Agent in its Permitted Discretion upon written notice to the Agent, in each case, after the expiration of the Reserve Notice Period;

(b) a reserve for intracompany profit, equal to the most recent three (3) fiscal months of capitalized cost of the foreign buying offices owned and operated by any Loan Party, with the time frame subject to change after the expiration of the Reserve Notice Period based on Inventory performance, or the Agent’s (or any Co-Collateral Agent’s upon written notice to the Agent) Permitted Discretion;

(c) to the extent not already netted out of the Inventory Value per the stockledger or not treated as ineligible pursuant to the definition of Eligible Inventory, a reserve determined in the Agent’s (or any Co-Collateral Agent upon written notice to the Agent) Permitted Discretion for (i) hard (permanent) markdowns, (ii) seasonal merchandise (including, without limitation, seasonal apparel which is more than four weeks past a specified selling season, and Inventory for sale during a specified holiday or event (other than seasonal apparel), after the specified holiday or event has occurred), (iii) discontinued and clearance merchandise, (iv) change in product mix of merchandise, (v) change in pricing strategy or markon percentages, (vi) damaged merchandise, (vii) price changes, or (viii) other adjustments as deemed appropriate;

(d) a reserve established in the Agent’s (or any Co-Collateral Agent’s upon written notice to the Agent) Permitted Discretion for Inventory returned (other than as a result of reclamations) to either the return goods center (“RGC”), the vendor, given to charity, or otherwise considered non-saleable, whether defective or non-defective. This reserve is to be calculated as the monthly average for the most recent rolling 12 fiscal month period of return (other than as a result of reclamations) activity to the vendors, the RGC, given to charity, or otherwise considered non-saleable, whether defective or non-defective, both from the Stores and DCs, and is subject to change after the expiration of the Reserve Notice Period at the Agent’s (or any Co-Collateral Agent’s upon written notice to the Agent) Permitted Discretion; and such reserve to be recalculated by the 10th day after each month-end and to be reflected on each Borrowing Base Certificate delivered by Holdings after such date until the amount of such reserve is recalculated pursuant hereto;

(e) without duplication of any Reserve imposed under clause (a) of the definition of “Eligible In-Transit Inventory”, a reserve for that in transit Inventory purchased under “private label” letters of credit issued by SRAC or Letters of Credit issued hereunder; and

(f) a reserve for Inventory ordinarily classified as repair services.

“Inventory Value” shall mean, with respect to any Inventory of the Loan Parties, the value of such Inventory valued at the lower of cost or market value on a basis consistent with the Loan Parties’ current and historical accounting practice in effect on the Effective Date, per the stockledger (without giving effect to LIFO reserves and general ledger reserves for discontinued inventory, markdowns, intercompany profit, rebates and discounts, any cut off adjustments, revaluation adjustments, purchase price adjustments or adjustments with respect to the capitalization of buying, occupancy, distribution and other overhead costs reflected on the balance sheet of the Loan Parties in respect of Inventory). The value of the Inventory as set forth above will, without duplication for any Inventory Reserves, be calculated net of the reserve established by the Loan Parties on a basis consistent with the Loan Parties’ current and historical practice, in effect on the Effective Date, in respect of lost, misplaced or stolen Inventory at such time.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of equity interests of another Person, (b) a loan, advance or capital contribution to, guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) any Acquisition.

“Issuing Lender” means, collectively, Bank of America, N.A., Wachovia Bank, N.A., Wells Fargo Bank, N.A., and any other Lender which at the request of any Borrower and with the consent of the Agent, not to be unreasonably withheld, agrees to become an Issuing Lender, it being understood that with the consent of the requesting Borrower (not to be unreasonably withheld) the Issuing Lender may arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Lender, in which case the term “Issuing Lender” shall include any such affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to “the Issuing Lender” shall be deemed to be a reference to the relevant Issuing Lender with respect to the relevant Letter of Credit.

“Kmart” means Kmart Holding Corporation, a Delaware corporation.

“Kmart Corp.” has the meaning provided in the Preamble.

“L/C Commitment” means $1,500,000,000.

“L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed or discharged pursuant to Section 3.05 (after giving effect to the proviso thereof).

“Lenders” means, collectively, the Lenders under the Existing Credit Agreement, any other Persons signatory hereto as a Lender, and each Person that shall become a party hereto as a lender pursuant to Section 9.07.

“Letters of Credit” means the collective reference to Commercial L/Cs, Banker’s Acceptances, and Standby L/Cs; individually, a “Letter of Credit”. Without limiting the foregoing, the Existing Letters of Credit shall be deemed Letters of Credit issued under this Agreement.

“Lien” means any lien, security interest or other charge or encumbrance of any kind or any other type of preferential arrangement, including the lien or retained security title of a conditional vendor, and any easement, right of way or other encumbrance on title to real property, but excluding consignments or bailments of goods of third parties and the interests of lessors under operating leases.

“Line Cap” means, at any time of determination, the lesser of (i) the Aggregate Commitments, and (ii) the Borrowing Base.

“Liquidation” means the exercise by the Agent or the Co-Collateral Agents of those rights and remedies accorded to the Agent and/or the Co-Collateral Agents under the Loan Documents and applicable law as a creditor of the Loan Parties with respect to the realization on the Collateral, including (after the occurrence and continuation of an Event of Default) the conduct by the Loan Parties acting with the consent of the Agent and the Co-Collateral Agents, of any public, private or “going-out-of-business”, “store closing” or other similar sale or any other disposition of the Collateral for the purpose of liquidating the Collateral.

“Loan Documents” means this Agreement, the Security Documents, the Notes, Fee Letter, any Application and any amendment, waiver, supplement or other modification to any of the foregoing.

“Loan Parties” means each Group Member that is a party to a Loan Document.

“Martha Stewart Reserve” shall mean, at any fiscal month end, a reserve equal to the then current accrued and unpaid royalty in excess of $25,000,000 earned for Martha Stewart merchandise sold as reflected on the most recent Borrowing Base Certificate.

“Material Adverse Effect” means a material adverse effect on (a) the business, condition (financial or otherwise), operations or assets of Holdings and its Subsidiaries taken as a whole, or (b) the ability of the Loan Parties taken as a whole to perform their material obligations under the Loan Documents or (c) the validity or enforceability of the Loan Documents taken as a whole or the rights and remedies of the Agent, the Co-Collateral Agents or the Lenders thereunder taken as a whole (including, but not limited to, the enforceability or priority of any Liens granted to the Co-Collateral Agents under the Loan Documents).

“Merger” has the meaning set forth in the Existing Credit Agreement.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which Holdings or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of Holdings or any ERISA Affiliate and at least one Person other than Holdings and the ERISA Affiliates or (b) was so maintained and in respect of which Holdings or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

“Net Eligible Inventory” means, at any time, an amount equal to the Inventory Value of Eligible Inventory less Inventory Reserves.

“Net Proceeds” means, (a) with respect to any Disposition by any Loan Party or any of its Subsidiaries of any property or any casualty or condemnation of such property, the excess, if any, of (i) the sum of cash and cash equivalents received in such transaction (including any cash or cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Debt that is secured by the applicable asset by a Lien permitted hereunder which is senior to the Co-Collateral Agents’ Lien, if any, on such asset and that is required to be repaid (or to establish an escrow for the future repayment thereof) in connection with such transaction (other than Debt under the Loan Documents), (B) the reasonable and customary out-of-pocket expenses incurred by such Loan Party or such Subsidiary in connection with such transaction (including, without limitation, attorneys’ fees, accountants’ fees, investment banking fees, appraisals, and brokerage, legal, title and recording or transfer tax expenses and commissions) paid by any Loan Party to third parties (other than Affiliates), (C) transfer Taxes paid as a result thereof, and (b) the excess of (i) the sum of the cash and cash equivalents received in connection with the issuance of any equity interests of any Loan Party or any Permitted Refinancing Debt over (ii) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by such Loan Party in connection therewith.

“Net Orderly Liquidation Value” means the product of (i) Net Recovery Rate and (ii) the Net Eligible Inventory.

“Net Recovery Rate” means the appraised orderly liquidation value (on an “as is, where is” basis) of each Loan Party’s Eligible Inventory, net of costs and expenses estimated to be incurred in connection with such liquidation, which value is expressed as a percentage of the Inventory Value of Eligible Inventory and shall be determined by the Co-Collateral Agents from time to time based on the most recent appraisal provided by an independent third party appraiser retained by the Co-Collateral Agents in consultation with the Borrowers.

“Non-Consenting Lender” has the meaning specified in Section 9.16.

“Non-Extending Lender” means each Lender listed on Schedule 1.01 under the heading Non-Extending Lenders, who has not agreed to extend the Termination Date for its Commitment.

“Note” means a promissory note of any Borrower payable to the order of any Lender evidencing the Commitment of such Lender.

“Notice of Borrowing” has the meaning specified in Section 2.02(a).

“Obligations” has the meaning set forth in the Guarantee and Collateral Agreement.

“Original Agent” has the meaning provided in the Recitals.

“OSH” means Orchard Supply Hardware Stores Corporation, a Delaware corporation.

“Other Taxes” has the meaning specified in Section 2.15.

“Overadvance” means any Advance to the extent that, immediately after its having been made, Capped Excess Availability is less than zero.

“PACA” means the Perishable Agricultural Commodities Act of 1930, as amended.

“PACA Liability Reserve” means an amount calculated on a monthly basis by the Agent to provide for vendor liabilities pursuant to PACA.

“PASA” means the Packers and Stockyards Act of 1921, as amended.

“PASA Liability Reserve” means the liability for vendor liabilities pursuant to PASA.

“PBGC” means the Pension Benefit Guaranty Corporation (or any successor).

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Holdings or any ERISA Affiliate or to which Holdings or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Perfection Certificate” means a certificate with respect to the Borrowers and the other Loan Parties in form reasonably satisfactory to the Co-Collateral Agents.

“Permitted Acquisition” means any Acquisition permitted under Section 6.02(c).

“Permitted Debt” means each of the following as long as no Default or Event of Default exists at the time of incurrence thereof or would arise from the incurrence thereof:

(a) Debt outstanding on the date hereof and listed in the Perfection Certificate;

(b) Debt of any Loan Party to any other Loan Party;

(c) Debt of Holdings or any Subsidiary of Holdings which is not a Loan Party to any Loan Party; provided, that (1) such Debt is incurred in the ordinary course of business consistent with past practices in connection with cash management, (2) such Debt shall not exceed $100,000,000 in the aggregate at any one time outstanding or (3) (i) at the time of incurrence of any such Debt and immediately after giving pro forma effect thereto, no Default or Event of Default shall have occurred and be continuing, and (ii) after giving effect to any such Debt (A) the Pro Forma and Projected Capped Excess Availability is at least 25% of the Line Cap other than during the Holiday Season, and (B) during the Holiday Season (x) the Pro Forma and Projected Capped Excess Availability is at least 15% of the Line Cap, and (y) the Pro Forma and Projected Uncapped Excess Availability is at least 30% of the Borrowing Base, and (C) the Pro Forma Fixed Charge Ratio shall be at least 1.1 to 1.0;

(d) Debt of any Group Member to any Subsidiary of Holdings which is not a Loan Party;

(e) (i) purchase money Debt used to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations, and any Debt assumed in connection with the acquisition of any such assets or secured solely by a Lien on any such assets prior to the acquisition thereof, and (ii) Debt incurred in connection with sale-leaseback transactions with respect to assets not constituting Collateral;

(f) Debt of any Person that becomes a Subsidiary in an Acquisition permitted in accordance with Section 6.02(c), which Debt is existing at the time such Person becomes a Subsidiary (other than Debt incurred solely in contemplation of such Person’s becoming a Subsidiary);

(g) the Obligations;

(h) Other Debt in an amount not to exceed $500,000,000 in the aggregate outstanding at any time;

(i) Debt described in Section 6.02(a)(vi), provided, that such Debt (i) does not have a maturity date which is earlier than the Extended Termination Date, (ii) is incurred on arm’s-length terms, (iii) is subject to an intercreditor agreement in the form of either Exhibit F or Exhibit G, as applicable (or such other forms as the Co-Collateral Agents may agree in their Permitted Discretion), and (iv) the security documents, if any, with respect to such Debt are reasonably satisfactory to the Co-Collateral Agents in their Permitted Discretion;

(j) any other Debt, provided, that such Debt (i) does not require the repayment of principal prior to the Extended Termination Date in excess of 1.0% of the original principal amount thereof per annum (excluding, for the avoidance of doubt, repayments required as a result of the sale of assets and repayments required in connection with an event that would constitute an Event of Default under Section 7.01(g) hereof) (ii) does not have a maturity date which is earlier than the Extended Termination Date and (iii) is incurred on arm’s-length terms;

(k) Debt of the type specified in clause (g) of the definition thereof to the extent such Debt constitutes a Permitted Investment;

(l) Debt in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(m) Debt arising from overdraft facilities and/or the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services (including, but not limited to, intraday, ACH and purchasing card/T&E services) in the ordinary course of business; provided, that (x) such Debt (other than credit or purchase cards) is extinguished within ten Business Days of notification to the applicable Loan Party of its incurrence and (y) such Debt in respect of credit or purchase cards is extinguished within 60 days from its incurrence;

(n) Debt arising from agreements of Holdings or any Subsidiary providing for indemnification, adjustment of purchase or acquisition price or similar obligations, in each case, incurred or assumed in connection with any Permitted Acquisition or the disposition of any business, assets or any Subsidiary not prohibited by this Agreement, other than guarantees of Debt incurred by any Person acquiring all or any portion of such business, assets or any Subsidiary for the purpose of financing such Acquisition;

(o) Debt consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business; and

(p) Permitted Refinancing Debt.

“Permitted Discretion” means a determination made in good faith and in the exercise of commercially reasonable business judgment.

“Permitted Dispositions” means any of the following:

(a) transfers and Dispositions of Inventory in the ordinary course of business;

(b) transfers and Dispositions among the Loan Parties;

(c) transfers and Dispositions by any Subsidiary of Holdings which is not a Loan Party to any Loan Party;

(d) transfers and Dispositions by any Subsidiary of Holdings which is not a Loan Party to other Subsidiaries which are not Loan Parties;

(e) transfers and Dispositions (other than transfers and Dispositions of Inventory, Credit Card Accounts Receivable, Pharmacy Receivables or any other Collateral (as defined in the Guarantee and Collateral Agreement on the Effective Date)) to any Subsidiary of Holdings which is not a Loan Party by any Loan Party provided, that any such Disposition of Collateral shall be (i) undertaken in the ordinary course of business or (ii) on terms that are fair and reasonable and no less favorable to the Loan Party than it would obtain in a comparable arm’s length transaction with a Person that is not a Subsidiary of Holdings;

(f) the sale of surplus, obsolete or worn out equipment or other property in the ordinary course of business by the Borrowers or any Subsidiary;

(g) transfers and Dispositions of all or any portion of any Loan Party’s assets, including any equity interests of its Subsidiaries (other than the equity interests or substantially all of the assets of either Borrower), provided, that immediately after giving effect to any such disposition, (i) no Default or Event of Default then exists, and (ii) either (A) the Pro Forma and Projected Capped Excess Availability is at least 15% of the Line Cap, or (B) such Loan Party uses the Net Proceeds of such Disposition to repay Advances in an amount equal to the lesser of (x) 100% of such Net Proceeds and (y) an amount sufficient to cause Pro Forma and Projected Capped Excess Availability to be 15% or more of the Line Cap, and (iii) if the Disposition is to a Subsidiary or Affiliate of a Loan Party which is not a Loan Party, such Disposition shall be on terms that are fair and reasonable and no less favorable to the Loan Party than it would obtain in a comparable arm’s length transaction with a Person that is not a Subsidiary or Affiliate of a Loan Party;

(h) transfers and Dispositions which constitute Restricted Payments, that are otherwise permitted hereunder;

(i) Dispositions permitted pursuant to Section 6.02(b) hereof;

(j) the sale of other Policy Investments in the ordinary course of business;

(k) the sale or Disposition of defaulted receivables and the compromise, settlement and collection of receivables in the ordinary course of business or in bankruptcy or other proceedings concerning the other account party thereon and not as part of an accounts receivable financing transaction;

(l) leases, licenses or subleases or sublicenses of any real or personal property not constituting Collateral in the ordinary course of business;

(m) any surrender or waiver of contract rights or the settlement, release, recovery on or surrender of contract, tort or other claims of any kind (other than, in each case, with respect to rights to license the Related Intellectual Property, unless the limited license granted to the Co-Collateral Agents in such Related Intellectual Property pursuant to the Loan Documents remains in effect and is acknowledged by the licensee) to the extent that any of the foregoing could not reasonably be expected to have a Material Adverse Effect;

(n) sales of Inventory (other than Eligible Inventory) determined by the management of the applicable Loan Party not to be saleable in the ordinary course of business of such Loan Party or any of the Loan Parties; and

(o) transfers of assets, including Inventory, in connection with Store closings (and/or department closings within Stores) permitted pursuant to Section 6.02(l).

“Permitted Holder” means ESL Investments, Inc. and any of its Affiliates other than a Group Member.

“Permitted Holder Lender” means the Permitted Holder, provided, that, such Permitted Holder executes a waiver in form and substance reasonably satisfactory to the Agent that it shall have no right whatsoever with respect to that portion of the Commitments which it holds (a) to consent to any amendment, modification, waiver, consent or other such action with respect to any of the terms of any Loan Document, (b) otherwise to vote on any matter related to any Loan Document, (c) to require Agents or any Lender to undertake any action (or refrain from taking any action) with respect to any Loan Document, (d) to attend any meeting with the Agent or any Lender or receive any information from the Agent or any Lender, (e) to the benefit of any advice provided by counsel to the Agents or the other Lenders or to challenge the attorney-client privilege of the communications between the Agents, such other Lenders and such counsel, or (f) make or bring any claim, in its capacity as Lender, against any Agent with respect to the fiduciary duties of such Agent or Lender and the other duties and obligations of the Agents hereunder; except, that, no amendment, modification or waiver to any Loan Document shall, without such Permitted Holder Lender’s consent, deprive any Permitted Holder Lender of its pro rata share of any payments to which the Lenders as a group are otherwise entitled hereunder or otherwise single out, or intentionally discriminate against the Permitted Holder Lender, as such.

“Permitted Investments” means each of the following as long as no Default or Event of Default exists at the time of the making such of Investment or would arise from the making of such Investment:

(a) Investments existing on, or contractually committed as of, the Effective Date, and set forth in the Perfection Certificate;

(b) (i) Investments by any Loan Party and its Subsidiaries in their respective Subsidiaries and in OSH outstanding on the Effective Date, (ii) Investments by any Loan Party and its Subsidiaries in Loan Parties, and (iii) Investments by Subsidiaries that are not Loan Parties in Holdings or any Subsidiary;

(c) other Investments of any Loan Party in any other Subsidiary of Holdings which is not a Loan Party; provided, that (1) such Investment is incurred in the ordinary course of business consistent with past practices in connection with cash management, (2) such Investments shall not exceed $100,000,000 in the aggregate at any one time outstanding or (3) (a) at the time of any such Investment and immediately after giving pro forma effect thereto, no Default or Event of Default shall have occurred and be continuing, and (b) after giving effect to any such Investment (A) the Pro Forma and Projected Capped Excess Availability is at least 25% of the Line Cap other than during the Holiday Season, and (B) during the Holiday Season (x) the Pro Forma and Projected Capped Excess Availability is at least 15% of the Line Cap, and (y) the Pro Forma and Projected Uncapped Excess Availability is at least 30% of the Borrowing Base, and (C) the Pro Forma Fixed Charge Ratio shall be at least 1.1 to 1.0;

(d) Investments of any Loan Party in any other Person not constituting an Acquisition; provided that (a) at the time of any such Investment and immediately after giving pro forma effect thereto, no Default or Event of Default shall have occurred and be continuing, and (b) after giving effect to any such Investment (A) the Pro Forma and Projected Capped Excess Availability is at least 25% of the Line Cap other than during the Holiday Season, and (B) during the Holiday Season (x) the Pro Forma and Projected Capped Excess Availability is at least 15% of the Line Cap, and (y) the Pro Forma and Projected Uncapped Excess Availability is at least 30% of the Borrowing Base, and (C) the Pro Forma Fixed Charge Ratio shall be at least 1.1 to 1.0;

(e) Investments constituting a Permitted Acquisition and Investments held by the Person acquired in such Acquisition at the time of such Acquisition (and not acquired in contemplation of such Acquisition);

(f) Investments arising out of the receipt of noncash consideration for the sale of assets otherwise permitted under this Agreement;

(g) Policy Investments;

(h) Investments in Swap Contracts not entered into for speculative purposes;

(i) to the extent not prohibited by applicable law, advances to officers, directors and employees and consultants of the Group Members made for travel, entertainment, relocation and other ordinary business purposes;

(j) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business or Investments acquired by any Group Member as a result of a foreclosure by any Loan Party with respect to any secured Investments or other transfer of title with respect to any secured Investment in default;

(k) Investments held by any Person at the time such Person is acquired in accordance with Section 6.02(c);

(l) Investments made with the common stock of Holdings;

(m) accounts receivable, security deposits and prepayments arising and trade credit granted in the ordinary course of business;

(n) Guarantees by Holdings or any Subsidiary of operating leases (other than Capital Lease Obligations) or of other obligations that do not constitute Debt, in each case entered into by Holdings or any Subsidiary in the ordinary course of business;

(o) advances in the form of a prepayment of expenses, so long as such expenses are being paid in accordance with customary trade terms of the applicable Group Member;

(p) Investments consisting of the licensing or contribution of Intellectual Property pursuant to joint marketing arrangements with other Persons, provided that no such Investment shall impair in any manner the limited license granted to the Co-Collateral Agents in such Intellectual Property pursuant to the Loan Documents;

(q) Investments in joint ventures that own real properties upon which Stores are located existing as of the Effective Date and entered into hereafter in the ordinary course of business; and

(r) other Investments in an amount not to exceed $250,000,000 in the aggregate outstanding at any time; provided that no Investment pursuant to this clause (r) shall be made by any Loan Party in any Subsidiary of Holdings which is not a Loan Party.

“Permitted Liens” means:

(a) Liens for taxes, assessments and governmental charges or levies to the extent such taxes, assessments or governmental charges are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained;

(b) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings and as to which appropriate reserves are being maintained;

(c) landlords’ Liens arising in the ordinary course of business securing (i) rents not yet due and payable, (ii) rent for Stores in an amount not to exceed the monthly base rent due for the immediately preceding calendar month and (iii) rents for Stores in excess of the amount set forth in the preceding clause (ii) so long as such amounts are being contested in good faith by appropriate proceedings and as to which appropriate reserves are being maintained;

(d) any attachment or judgment lien not constituting an Event of Default under Section 7.01(f);

(e) Liens presently existing or hereafter created in favor of the Co-Collateral Agents, on behalf of the Credit Parties;

(f) Liens arising by the terms of commercial letters of credit entered into in the ordinary course of business to secure reimbursement obligations thereunder, provided that such Liens only encumber the title documents and underlying goods relating to such letters of credit;

(g) claims under PACA and PASA;

(h) Liens in favor of issuers of credit cards arising in the ordinary course of business securing the obligation to pay customary fees and expenses in connection with credit card arrangements;

(i) Liens incurred or deposits made by any Group Member in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

(j) easements, rights-of-way, covenants, conditions, restrictions (including zoning restrictions), declarations, rights of reverter, minor defects or irregularities in title and other similar charges or encumbrances, whether or not of record, that do not, in the aggregate, interfere in any material respect with the ordinary course of business, or in respect of any real property which is part of the Collateral, any title defects, liens, charges or encumbrances (other than such prohibited monetary Liens) which the title company is prepared to endorse or insure by exclusion or affirmative endorsement reasonably acceptable to the Agent and which is included in any title policy;

(k) any interest or title of a lessor or sublessor under, and Liens arising from precautionary UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases and subleases permitted by this Agreement;

(l) normal and customary rights of setoff upon deposits of cash or other Liens originating solely by virtue of any statutory or common law provision relating to bankers’ liens, rights of setoff or similar rights in favor of banks or other depository institutions;

(m) Liens on cash and cash equivalents securing obligations in respect of standby or trade letters of credit not constituting Obligations or trade-related bank guarantees;

(n) Liens granted to consignors who have properly perfected on consigned Inventory owned by such consignors and created in the ordinary course of business;

(o) Liens on premium rebates securing financing arrangements with respect to insurance premiums;

(p) deposits and other customary Liens to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory and regulatory obligations, surety and appeal bonds, performance and return of money bonds, bids, leases, government contracts, trade contracts, agreements with utilities, and other obligations of a like nature incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(q) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness or (ii) relating to pooled deposit or sweep accounts of the Borrowers or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrowers or any Subsidiary;

(r) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(s) Liens solely on any cash earnest money deposits made by any Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement in respect of any Investment permitted hereunder;

(t) Liens on securities that are the subject of repurchase agreements constituting Policy Investments;

(u) Liens on cash and cash equivalents securing Swap Contracts incurred in the ordinary course of business; and

(v) other Liens on cash and cash equivalents in an amount not to exceed $25,000,000 held by a third party as security for any obligation (other than Indebtedness, but including letters of credit) permitted to be incurred by any Group Member hereunder.

“Permitted Overadvance” means an Overadvance made by the Agent, in its Permitted Discretion, or at the direction of any Co-Collateral Agent, which:

(a) is made to maintain, protect or preserve the Collateral and/or the Credit Parties’ rights under the Loan Documents or which is otherwise for the benefit of the Credit Parties;

(b) is made to enhance the likelihood of, or to maximize the amount of, repayment of the Obligations;

(c) is made to pay any other amount chargeable to any Loan Party hereunder; and

(d) together with all other Permitted Overadvances then outstanding, shall not (i) exceed five percent (5%) of the Borrowing Base at any time or (ii) unless a Liquidation is occurring, remain outstanding for more than thirty (30) consecutive Business Days, unless in each case, the Required Lenders otherwise agree;

provided, however, that the foregoing shall not (i) modify or abrogate any of the provisions of Article III regarding any Lender’s obligations with respect to Letters of Credit, or (ii) result in any claim or liability against the Agent or the Co-Collateral Agents (regardless of the amount of any Overadvance) for “inadvertent Overadvances” (i.e. where an Overadvance results from changed circumstances beyond the control of the Agent or the Co-Collateral Agents (such as a reduction in the collateral value)), and such “inadvertent Overadvances” shall not reduce the amount of Permitted Overadvances allowed hereunder, and further, provided, that in no event shall the Agent make an Overadvance, if after giving effect thereto, the principal amount of the Extensions of Credit would exceed the Aggregate Commitments (as in effect prior to any termination of the Commitments pursuant to Section 2.06 hereof).

“Permitted Refinancing Debt” shall mean any Debt issued in exchange for, or the Net Proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”), the Debt being Refinanced (or previous refinancings thereof constituting Permitted Refinancing Debt); provided, that (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Debt does not exceed the principal amount (or accreted value, if applicable) of the Debt so Refinanced (plus unpaid accrued interest and premium (including tender premiums) thereon and underwriting discounts, defeasance costs, fees, commissions and expenses), (b) the maturity date of such Permitted Refinancing Debt shall not be earlier than the maturity date of the Debt being Refinanced and weighted average life to maturity of such Permitted Refinancing Debt shall be greater than or equal to the weighted average life to maturity of the Debt being Refinanced, (c) if the Debt being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Debt shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Debt being Refinanced, (d) no Permitted Refinancing Debt shall have different obligors, or greater guarantees or security, than the Debt being Refinanced; and (e) the Permitted Refinancing Debt shall otherwise be on terms which would not reasonably likely result in a Material Adverse Effect.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

“Pharmacy Receivables” means Accounts arising from the sale of prescription drugs or other Inventory which can be dispensed only through an order of a licensed professional.

“Plan” means a Single Employer Plan or a Multiple Employer Plan.

“Policy Investments” means Investments made in accordance with the investment policy of the Loan Parties set forth on Schedule 6.02(k)(ii), as such policy may be amended from time to time with the reasonable consent of the Agent, such consent not to be unreasonably withheld.

“Pricing Grid” means the pricing grid set forth on Schedule IA.

“Pro Forma and Projected Capped Excess Availability” shall mean, for any date of calculation, after giving effect to the applicable transaction or payment, the pro forma and projected Capped Excess Availability for the subsequent twelve (12) fiscal month period, determined as of the last day of each fiscal month in such period and based on Holdings’ good faith projections that are used to run the businesses of the Borrowers and prepared in accordance with past practice.

“Pro Forma and Projected Uncapped Excess Availability” shall mean, for any date of calculation, after giving effect to the applicable transaction or payment, the pro forma and projected Uncapped Excess Availability for the subsequent twelve (12) fiscal month period, determined as of the last day of each fiscal month in such period and based on Holdings’ good faith projections that are used to run the businesses of the Borrowers and prepared in accordance with past practice.

“Pro Forma Fixed Charge Ratio” shall mean, for any date of calculation, the Fixed Charge Ratio as of the last day of the most recently completed fiscal quarter for which financial statements pursuant to Section 6.01(j) are available (the “Reference Date”), after giving pro forma effect to any applicable transaction or payment as if such transaction or payment had occurred on the first day of the four fiscal quarter period ending on the Reference Date.

“Pro Forma Uncapped Excess Availability” shall mean, for any date of calculation, the pro forma Uncapped Excess Availability, after giving effect to the applicable transaction or payment.

“Pro Forma Uncapped Excess Availability Condition” shall mean, for any date of calculation with respect to any transaction, the Pro Forma Uncapped Excess Availability immediately before, and after giving effect to, such transaction, will be equal to or greater than 25% of the Borrowing Base.

“Refunded Swingline Advances” has the meaning specified in Section 2.04(b).

“Register” has the meaning specified in Section 9.07(d).

“Reimbursement Obligation” means the obligation of the Borrowers to reimburse the Issuing Lender pursuant to Section 3.05 for amounts drawn under Letters of Credit.

“Related Intellectual Property” means such rights with respect to the Intellectual Property of Holdings and its Subsidiaries (other than Sears Canada) as are reasonably necessary to permit the Co-Collateral Agents to enforce their rights and remedies under the Loan Documents with respect to the Collateral.

“Reorganization” means with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of Section 4241 of ERISA.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, ..28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. § 4043.

“Required Lenders” means, at any time, the holders of more than 50% of the Commitments then in effect or, if the Commitments have been terminated, the holders of more than 50% of the Total Extensions of Credit then outstanding.

“Requirements of Law” means as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Reserve Notice Period” means one day prior notice to the Borrowers, unless a Cash Dominion Event has occurred and is continuing, in which case the Reserve Notice Period shall mean any notice period (including no notice) determined by any Co-Collateral Agent in its Permitted Discretion to be necessary or desirable to protect the interests of the Credit Parties.

“Restated Commitment Fee Grid” means the pricing grid set forth on Schedule IB.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any equity interests in Holdings or any Subsidiary of Holdings, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such equity interests in Holdings or any Subsidiary of Holdings or any option, warrant or other right to acquire any such equity interests in Holdings or any Subsidiary of Holdings.

“Revolving Advance” has the meaning specified in Section 2.01. A Revolving Advance may be a Base Rate Advance or a Eurodollar Rate Advance (each of which shall be a “Type” of Revolving Advance).

“Sears” means Sears, Roebuck and Co., a New York corporation.

“Sears Canada” means the collective reference to Sears Canada Inc., a Canadian corporation, and its Subsidiaries.

“SEC” means the United States Securities and Exchange Commission.

“Security Documents” means the collective reference to the Guarantee and Collateral Agreement, and all other security documents hereafter delivered to the Co-Collateral Agents granting a Lien on any property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

“Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Borrower or any ERISA Affiliate and no Person other than such Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which any Borrower or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

“Solvent” means, when used with respect to any Person, that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (c) such Person will be able to pay its debts as they mature.

“SRAC” has the meaning provided in the Preamble.

“Standby L/C” means an irrevocable letter of credit or similar instrument under which the Issuing Lender agrees to make payments in Dollars for the account of any Borrower, on behalf of any Group Member in respect of obligations of such Group Member incurred pursuant to contracts made or performances undertaken or to be undertaken or like matters relating to contracts to which such Group Member is or proposes to become a party, including, without limiting the foregoing, for insurance purposes or in respect of advance payments or as bid or performance bonds or for any other purpose for which a standby letter of credit might be issued.

“Store” means any store owned or leased and operated by any Loan Party.

“Store Closure Sale” means a store closure sale that, if including more than twenty (20) stores (whether in one transaction or a series of related transactions), is properly managed by an independent, nationally recognized, professional retail inventory liquidation firm reasonably acceptable to the Co-Collateral Agents, over a defined period that is anticipated by the Borrowers not to exceed 12 weeks (on average) from the date of the same commencement.

“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of the issued and outstanding capital stock or other equity interest having ordinary voting power to elect a majority of the Board of Directors or other governing body of such corporation, partnership, joint venture, limited liability company, trust or estate (irrespective of whether at the time capital stock or other equity interests of any other class or classes of such corporation, partnership, joint venture, limited liability company, trust or estate shall or might have voting power upon the occurrence of any contingency), is at the time directly or indirectly owned by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries; provided, that Unrestricted Subsidiaries shall be deemed not to constitute “Subsidiaries” for the purposes of this Agreement (other than the definition of “Unrestricted Subsidiary” and the first and second usage of the term “Subsidiary” in Section 7.01(k)).

“Subsidiary Guarantor” means each direct and indirect wholly owned Domestic Subsidiary of Holdings, that owns Inventory, Credit Card Accounts Receivable, Pharmacy Receivables, or other Collateral (as defined in the Guarantee and Collateral Agreement).

“Supermajority Lenders” means, at any time, the holders of 66- 2/3% or more of Commitments then in effect or, if the Commitments have been terminated, the holders of 66- 2/3% or more of the Total Extensions of Credit then outstanding.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swingline Advances” has the meaning specified in Section 2.03.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Advances pursuant to Section 2.03 in an aggregate principal amount at any one time outstanding not to exceed $100,000,000.

“Swingline Lender” means the Bank, in its capacity as the lender of Swingline Advances.

“Swingline Participation Amount” has the meaning specified in Section 2.04(c).

“Syndication Agent” has the meaning provided in the Preamble and any successors thereto.

“Taxes” has the meaning specified in Section 2.15.

“Termination Date” means the earlier of (a) March 24, 2010 and (ii) the date of termination in whole of the Commitments pursuant to Section 2.06 or 7.01.

“Third Party Payor Notification” has the meaning specified in Section 6.01(m)(i)(C).

“Third Party Payors” means any private health insurance company that is obligated to reimburse or otherwise make payments to pharmacies which sell prescription drugs to eligible patients under any insurance contract with such private health insurer.

“Total Extensions of Credit” means at any time, the aggregate amount of the Extensions of Credit of the Lenders outstanding at such time.

“Type” means either a Base Rate Advance or a Eurodollar Rate Advance.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York, provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

“Uncapped Excess Availability” means the excess of the Borrowing Base over the Total Extensions of Credit.

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Internal Revenue Code for the applicable plan year.

“Unrestricted Subsidiary” means OSH and its Subsidiaries, provided, that in each case, (i) at no time shall any creditor of any such Person have any claim (whether pursuant to a guarantee or otherwise) against Holdings or any of its other Subsidiaries (other than another Unrestricted Subsidiary) in respect of any Debt or other obligation (except for obligations arising by operation of law, including joint and several liabilities for taxes, ERISA and similar items) of any such Person, other than (a) claims arising or relating to the period, or any transaction effected prior to November 23, 2005, and (b) claims of trade vendors incurred in the ordinary course; (ii) neither Holdings nor any of its Subsidiaries (other than another Unrestricted Subsidiary) shall become a general partner of any such Person; (iii) no default with respect to any Debt of any such Person (including any right which the holders thereof may have to take enforcement action against any such Person) shall permit, solely as a result of such Debt being in default or accelerated (upon notice, lapse of time or both), any holder of any Debt of Holdings or its other Subsidiaries (other than another Unrestricted Subsidiary) to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity; and (iv) no such Person shall own any equity interests of, or own or hold any Lien on any property of, any other Subsidiary of Holdings (other than another Unrestricted Subsidiary).

“Voting Stock” means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

“WFRF” has the meaning provided in the Preamble.

SECTION 1.02. Computation of Time Periods. In this Agreement, unless otherwise specified, (a) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” (b) “including” means “including without limitation”; and (c) any reference to a time of day means Eastern time.

SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein or in the other Loan Documents shall be construed in accordance with U.S. generally accepted accounting principles (“GAAP”) which for purposes of Section 6.03 shall be consistently applied. If at any time any change in U.S. generally accepted accounting principles would affect the computation of any financial ratio or requirement set forth herein, and either the Borrowers or the Required Lenders shall so request, the Agent, the Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders which shall not be unreasonably withheld), provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change in principles and (ii) the Borrowers shall provide to the Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. For the avoidance of doubt, no retroactive change in GAAP shall apply to the construction of accounting terms under this Agreement in the absence of an amendment hereto in accordance with the terms of this Section 1.03.

SECTION 1.04. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document, the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01. The Revolving Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make revolving advances (the “Revolving Advances”) to the Borrowers from time to time on any Business Day during the period from the Effective Date until the Termination Date in the case of Non-Extending Lenders or the Extended Termination Date in the case of Extending Lenders, as applicable, in an aggregate amount at any one time outstanding which, when added to such Lender’s Commitment Percentage of the sum of (i) the aggregate principal amount of the Swingline Advances then outstanding and (ii) the L/C Obligations then outstanding, equals the amount of such Lender’s Commitment; provided, that the aggregate principal amount of any Borrowing made at any time, when aggregated with all other then outstanding Extensions of Credit, shall not exceed the Line Cap at such time. Each Borrowing under this Section 2.01 shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof (provided, that the Swingline Lender may request, on behalf of the applicable Borrower, Borrowings that are Base Rate Advances in other amounts pursuant to Section 2.04(b)) and shall consist of Revolving Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits set forth in this Section 2.01, the Borrowers may borrow under this Section 2.01, prepay pursuant to Section 2.11 and reborrow under this Section 2.01.

SECTION 2.02. Making the Revolving Advances.

(a) Each Borrowing under Section 2.01 shall be made on notice, given not later than (x) 12:00 noon on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances or (y) 1:00 p.m. on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the applicable Borrower to the Agent, which shall give to each Lender prompt notice thereof by telecopier. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be by telephone, confirmed immediately in writing, by email attachment or by telecopier, in substantially the form of Exhibit A hereto, specifying therein the requested (i) date of such Borrowing, (ii) Type of Revolving Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing, and (iv) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Revolving Advance. Each Lender shall, before 2:00 P.M. on the date of such Borrowing make available for the account of its Applicable Lending Office to the Agent at the Agent’s Account, in same day funds, such Lender’s ratable (in accordance with its Commitment Percentage) portion of such Borrowing. After the Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article IV, the Agent will make such funds available to the Borrower requesting such Borrowing at the Agent’s address referred to in Section 9.02.

(b) Anything in subsection (a) above to the contrary notwithstanding, (i) a Borrower may not select Eurodollar Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than $5,000,000 or if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.09 or 2.13 and (ii) (x) prior to the Termination Date, the Eurodollar Rate Advances may not be outstanding as part of more than seven separate Borrowings for Extending Lenders or more than seven separate Borrowings for Non-Extending Lenders, and (y) after the Termination Date until the Extended Termination Date, the Eurodollar Rate Advances may not be outstanding as part of more than ten separate Borrowings.

(c) Each Notice of Borrowing shall be irrevocable and binding on the applicable Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the applicable Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such

Borrowing the applicable conditions set forth in Article IV, including any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Revolving Advance to be made by such Lender as part of such Borrowing when such Revolving Advance, as a result of such failure, is not made on such date.

(d) Unless the Agent shall have received notice from a Lender prior to the time of any Borrowing that such Lender will not make available to the Agent such Lender’s ratable portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and the applicable Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Agent, at (i) in the case of such Borrower, the interest rate applicable at the time to Revolving Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall be made available to the applicable Borrower and shall constitute such Lender’s Revolving Advance as part of such Borrowing for purposes of this Agreement.

(e) The failure of any Lender to make the Revolving Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Advance to be made by such other Lender on the date of any Borrowing.

SECTION 2.03. The Swingline Advances. (a) Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrowers under the Commitments from time to time during the period from the Effective Date until the Extended Termination Date by making swing line advances (“Swingline Advances”) to the Borrowers; provided that (i) the aggregate principal amount of Swingline Advances outstanding at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Advances outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Revolving Advances, may exceed the Swingline Commitment then in effect) and (ii) the amount of any Swingline Advance made at any time, when aggregated with all other then outstanding Extensions of Credit, shall not exceed the Line Cap at such time; provided that the Swingline Lender shall not be obligated to make any Swingline Loan at any time when any Lender is at such time a Defaulting Lender or Deteriorating Lender hereunder, unless the Swingline Lender has entered into satisfactory arrangements with the Borrowers or such Lender to eliminate the Swingline Lender’s risk with respect to such Lender. During the period from the Effective Date until the Extended Termination Date, the Borrowers may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swingline Advances shall only be available as Base Rate Advances.

(b) Each Borrower shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Advance made to it on the earlier of (i) the Extended Termination Date, and (ii) the first date after such Swingline Advance is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Advance is made; provided that on each date that a Revolving Advance is borrowed by a Borrower, such Borrower shall repay all Swingline Advances then outstanding, if any, and may use all or a portion of such Revolving Advance to fund such repayment.

SECTION 2.04. Making the Swingline Advances.

(a) Each Borrowing under Section 2.03 shall be made on notice, given not later than 1:00 p.m. on the date of the proposed Borrowing, by the applicable Borrower to the Agent and Swingline Lender. Each such Notice of a Borrowing shall be by telephone, confirmed immediately in writing, by email attachment or by telecopier, in substantially the form of Exhibit A hereto, specifying therein the requested (i) date of such Borrowing and (ii) aggregate amount of such Borrowing. Each Borrowing under the Swingline Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M. on the date of the proposed Borrowing, the Swingline Lender shall make available to the Agent at the Agent’s Account an amount in immediately available funds equal to the amount of the Swingline Advance to be made by the Swingline Lender. Upon fulfillment of the applicable conditions set forth in Article IV, the Agent shall make the proceeds of such Swingline Advance available to the Borrower requesting such Borrowing at the Agent’s address referred to in Section 9.02.

(b) The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrowers (which hereby irrevocably direct the Swingline Lender to act on their behalf), by notice given by the Swingline Lender no later than 1:00 p.m., request each Lender to make, and each Lender hereby agrees to make, a Revolving Advance, in an amount equal to such Lender’s Commitment Percentage of the aggregate amount of the Swingline Advances (the “Refunded Swingline Advances”) outstanding on the date of such notice, to repay the Swingline Lender. Each Lender shall make the amount of such Revolving Advance available to the Agent at the Agent’s Account in same day funds, not later than 2:00 P.M. on the date of such notice. The proceeds of such Revolving Advances shall be immediately made available by the Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Advances. Each Borrower irrevocably authorizes the Swingline Lender to charge such Borrower’s accounts with the Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swingline Advances to the extent amounts received from the Lenders are not sufficient to repay in full such Refunded Swingline Advances.

(c) If prior to the time a Revolving Advance would have otherwise been made pursuant to Section 2.04(b), one of the events described in Section 7.01 shall have occurred and be continuing or if for any other reason, as determined by the Swingline Lender in its sole discretion, Revolving Advances may not be made as contemplated by Section 2.04(b), each Lender shall, on the date such Revolving Advance was to have been made pursuant to the notice referred to in Section 2.04(b), purchase for cash an undivided participating interest in the then outstanding Swingline Advances by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) such Lender’s Commitment Percentage multiplied by (ii) the sum of the aggregate principal amount of Swingline Advances then outstanding that were to have been repaid with such Revolving Advances.

(d) Whenever, at any time after the Swingline Lender has received from any Lender such Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Advances, the Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect whether such payment is owed to a Non-Extending Lender or a Extending Lender and whether the corresponding interest rate owed to such Lender is calculated in accordance with Section 2.08(a) or 2.08(b), to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Advances then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

(e) Each Lender’s obligation to make the Advances referred to in Section 2.04(b) and to purchase participating interests pursuant to Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right that such Lender or any Borrower may have against the Swingline Lender, any Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article IV, (iii) any adverse change in the condition (financial or otherwise) of any Borrower or any other Loan Party, (iv) any breach of this Agreement or any other Loan Document by any Borrower, any other Loan Party or any other Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

SECTION 2.05. Fees.

(a) Commitment Fee. The Borrowers jointly and severally agree to pay to the Agent (i) for the account of each Non-Extending Lender a commitment fee commencing on the Effective Date on the average daily amount of the Available Commitment of such Non-Extending Lender during the period for which payment is made at a rate per annum equal to the Commitment Fee Rate in effect from time to time, and (ii) for the account of each Extending Lender a commitment fee commencing on the Effective Date on the average daily amount of the

Available Commitment of such Extending Lender during the period for which payment is made at a rate per annum equal to the Extended Term Commitment Fee Rate in effect from time to time, in each case payable in arrears quarterly on the 5th day subsequent to the last day of each April, July, October and January, commencing June 30, 2009, and on the Termination Date or the Extended Termination Date, as applicable.

(b) Other Fees. Holdings and the Borrowers shall pay to the Agent, the Co-Collateral Agents and the Lead Arrangers, as applicable, the fees set forth in the applicable Fee Letter in the amounts and at the times specified therein.

SECTION 2.06. Optional Termination or Reduction of the Commitments.

(a) On the Effective Date, (i) the Commitments of Aurora Bank FSB (formerly known as Lehman Brothers Bank, FSB) and its Affiliates (“Lehman”) shall be terminated, and all Obligations owing to Lehman shall be paid in full and Lehman shall be discharged from any liability with respect to any outstanding Letters of Credit and Swingline Advances, and (ii) the Commitments of certain Extending Lenders shall be reduced, in each case, without a pro rata reduction of the Commitments of any other Lenders. After such reduction, the Commitments of the Lenders shall be as set forth on Schedule 1.01 hereto.

(b) After the Effective Date, the Borrowers shall have the right, without penalty or premium and upon at least three Business Days’ notice to the Agent, to permanently terminate in whole or permanently reduce in part the unused portions of the respective Commitments of the Lenders, provided that no such termination or reduction of the Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Advances made on the effective date thereof, the Total Extensions of Credit would exceed the aggregate amount of the Commitments as so reduced. Any partial reduction of the Commitments shall be in the aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof; provided further that, except for any reduction pursuant to Section 8.13, any such reduction shall first be applied ratably to the Commitments of the Non-Extending Lenders and after such Commitments have been terminated in full, shall be applied ratably to the Commitments of the Extending Lenders.

(c) In addition to the Borrowers’ rights under Section 2.06(b), at any time after July 22, 2009, the Commitment of any applicable Non-Extending Lenders shall be automatically terminated upon the repayment of the Obligations owed to such Non-Extending Lender in accordance with the provisions of Section 2.11(b) hereof.

SECTION 2.07. Repayment of Advances. Each Borrower shall repay to the Agent (i) for the ratable account of the Non-Extending Lenders on the Termination Date the aggregate principal amount of the Advances made to it by the Non-Extending Lenders then outstanding, and (ii) for the ratable account of the Extending Lenders on the Extended Termination Date the aggregate principal amount of the Advances made to it by the Extending Lenders then outstanding.

SECTION 2.08. Interest on Advances.

(a) Scheduled Interest Owed to Non-Extending Lenders. Each Borrower shall pay interest on the unpaid principal amount of each Advance made to it and owing to each Non-Extending Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

(i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the Applicable Margin for Base Rate Advances in effect from time to time, payable in the case of any Base Rate Advance (other than a Swingline Advance), in arrears monthly on the 5th day subsequent to the last day of each month during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

(ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurodollar Rate for such Interest Period for such Advance plus

(y) the Applicable Margin for Eurodollar Rate Advances in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

(b) Scheduled Interest Owed to Extending Lenders and Swingline Lender. Each Borrower shall pay interest on the unpaid principal amount of each Advance made to it and owing to each Extending Lender and Swingline Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

(i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Extended Term Base Rate in effect from time to time plus (y) the Extended Term Applicable Margin for Base Rate Advances, payable (I) in the case of any Base Rate Advance (other than a Swingline Advance), in arrears monthly on the 5th day subsequent to the last day of each month during such periods and on the date such Base Rate Advance shall be Converted or paid in full and (II) in the case of any Swingline Advance, on the date that such Swingline Advance is required to be repaid.

(ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the greater of (A) the Eurodollar Rate for such Interest Period for such Advance, and (B) 1.75%, plus (y) the Extended Term Applicable Margin for Eurodollar Rate Advances, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

(c) Default Interest. Upon the occurrence and during the continuance of an Event of Default, at the option of the Agent or on the request of the Required Lenders, the Borrowers shall pay interest on the unpaid principal amount of each Advance and Reimbursement Obligation owing to each Lender, payable in arrears on the dates referred to in Sections 2.08(a) and (b) above, at a rate per annum equal to 2% per annum above the rate per annum required to be paid on such Advance or Reimbursement Obligation pursuant to Sections 2.08(a) and (b) above, as applicable. Further, the Borrowers shall pay interest, to the fullest extent permitted by law, on the amount of any interest, fee or other amount (other than principal) payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal to 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to (i) Sections 2.08(a)(i) in the case of any such amount owed to a Non-Extending Lender, and (ii) Section 2.08(b)(i) in the case of any such amount owed to any other Person (including the Extending Lenders, the Agent and any Co-Collateral Agent).

(d) Regulation D Compensation. Each Lender that is subject to reserve requirements of the Board of Governors of the Federal Reserve System (or any successor) may require the Borrowers to pay, contemporaneously with each payment of interest on the Eurodollar Rate Advances, additional interest on the related Eurodollar Rate Advances of such Lender at the rate per annum equal to the excess of (i) (A) the applicable Eurodollar Rate divided by (B) one minus the Eurodollar Rate Reserve Percentage over (ii) the applicable Eurodollar Rate. Any Lender wishing to require payment of such additional interest (x) shall so notify the Agent and the Borrowers, in which case such additional interest on the Eurodollar Rate Advances of such Lender shall be payable to such Lender at the place indicated in such notice with respect to each Interest Period commencing at least five Business Days after the giving of such notice and (y) shall notify the Agent and the Borrowers at least five Business Days prior to each date on which interest is payable on the amount then due it under this Section. Each such notification shall be accompanied by such information as the Borrowers may reasonably request.

SECTION 2.09. Interest Rate Determination.

(a) The Agent shall give prompt notice to the Borrowers and the Lenders of the applicable interest rate determined by the Agent for purposes of Sections 2.08(a) and 2.08(b).

(b) If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Agent at least one Business Day before the date of any proposed Eurodollar Rate Advance that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrowers and the Lenders, whereupon (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

(c) If any Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01, the Agent will forthwith so notify such Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

(d) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Base Rate Advances.

(e) Upon the occurrence and during the continuance of any Event of Default, at the option of the Agent or on the request of the Required Lenders (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Revolving Advances into, Eurodollar Rate Advances shall be suspended.

SECTION 2.10. Optional Conversion of Revolving Advances. The Borrowers may on any Business Day, upon notice given to the Agent not later than 12:00 noon on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.09 and 2.13, Convert all Revolving Advances of one Type comprising the same Borrowing into Revolving Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(b) and no Conversion of any Revolving Advances shall result in more separate Borrowings than permitted under Section 2.02(b). Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Revolving Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for each such Revolving Advance. Each notice of Conversion shall be irrevocable and binding on the applicable Borrower.

SECTION 2.11. Optional and Mandatory Prepayments of Advances.

(a) Any Borrower may, without penalty or premium and upon notice given not later than 12:00 noon on the date of such prepayment to the Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given such Borrower shall, prepay the outstanding principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof (or, in the case of partial prepayments of Swingline Advances, $100,000 or a whole multiple thereof) and (y) in the event of any such prepayment of a Eurodollar Rate Advance, the applicable Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(c).

(b) In addition to the Borrowers’ rights under Section 2.11(a), as long as no Event of Default then exists or would arise therefrom, at any time after July 22, 2009, the Borrowers may, without penalty or premium and without regard to the provisions of Section 2.16, prepay in whole, but not in part (a “Designated Prepayment”), the Obligations owing to any one or more Non-Extending Lender(s) who shall consent to such prepayment (the “Designated Obligations”), subject to the following conditions: (i) each Designated Prepayment shall be upon notice given not later than 12:00 noon on the date of such Designated Prepayment to the Agent stating the proposed date and aggregate principal amount of the Designated Prepayment; (ii) each Designated Prepayment shall repay the entire outstanding amount of all Obligations held by the applicable Non-Extending Lender (including principal, interest, fees, expense reimbursements and other amounts due under the Loan Documents) at such discount to par as the Borrowers and such Non-Extending Lender may agree; (iii) upon the making of any Designated Prepayment, the Commitment of the applicable Non-Extending Lender shall be terminated and the Commitment Percentages of the remaining Lenders adjusted accordingly; provided that no such prepayment shall be permitted unless Pro Forma and Projected Capped Excess Availability is at least $500,000,000; provided further that the aggregate principal amount (at par) of all Obligations subject to Designated Prepayments shall not exceed $500,000,000 in the aggregate. Notwithstanding anything to the contrary herein, prepayments hereunder may be made to any Non-Extending Lender and the Commitments of Non-Extending Lenders may be terminated without a pro rata repayment to, or termination of the Commitments of, any other Lender.

(c) On the date of delivery of any Borrowing Base Certificate, if the Total Extensions of Credit exceed the Line Cap, the Borrowers shall prepay Advances in an amount equal to such excess, provided that if the aggregate principal amount of Advances then outstanding is less than the amount of such excess (because L/C Obligations constitute a portion thereof), the Borrowers shall, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or deposit an amount in cash in a cash collateral account established with the Agent for the benefit of the Lenders on terms and conditions satisfactory to the Agent. Any prepayment of Loans pursuant to this Section 2.11(c) or Section 2.11(d) shall be applied, first, to any Base Rate Advances then outstanding and the balance of such prepayment, if any, to the Eurodollar Rate Advances then outstanding. In connection with the foregoing, the Agent may monthly (or more frequently in the Agent’s Permitted Discretion) make the necessary exchange rate calculations in accordance with Section 3.10 to determine whether any such excess described in this Section exists on such date.

(d) Upon the occurrence and during the continuance of a Cash Dominion Event, the Borrowers shall prepay the Advances, and upon the occurrence and during the continuance of an Event of Default, the Borrowers shall cash collateralize the L/C Obligations, in each case, in accordance with the provisions of Section 6.01(m) hereof. Prepayments made pursuant to this Section 2.11(d) shall not reduce the Aggregate Commitments hereunder.

SECTION 2.12. Increased Costs.

(a) If, due to either (i) after the date of the Existing Credit Agreement the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) made or issued after the date of the Existing Credit Agreement, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances or issuing or participating in Letters of Credit (excluding for purposes of this Section 2.12 any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section 2.15 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrowers shall from time to time, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided that a Lender claiming additional amounts under this Section 2.12(a) agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office and/or take other commercially reasonable action if the making of such a designation or the taking of such actions would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such increased cost, submitted to the Borrowers and the Agent by such Lender, shall be entitled to a presumption of correctness. If any Borrower so notifies the Agent after any Lender notifies the Borrowers of any increased cost pursuant to the foregoing provisions of this Section 2.12(a), such Borrower may, upon payment of such increased cost to such Lender, replace such Lender with a Person that is an Eligible Assignee in accordance with the terms of Section 9.07 (and the Lender being so replaced shall take all action as may be necessary to assign its rights and obligations under this Agreement to such Eligible Assignee).

(b) If any Lender determines that compliance with any change after the date of the Existing Credit Agreement in law or regulation or any guideline or request after the date of the Existing Credit Agreement from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any entity controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender’s commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Agent), the Borrowers shall pay to the Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such entity in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender’s commitment to lend hereunder. A certificate as to such amounts submitted to the Borrowers and the Agent by such Lender shall be entitled to a presumption of correctness.

(c) The Borrowers shall not be required to compensate a Lender pursuant to this Section for any increased costs or capital or reserve requirement or pursuant to Section 2.15 for any taxes incurred more than six months prior to the date that such Lender notifies the Borrowers of the change or issuance giving rise to such increased costs or capital or reserve requirement or tax and of such Lender’s intention to claim compensation therefor; provided that if the change or issuance giving rise to such increased costs or capital or reserve requirement or tax is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.13. Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, (a) each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance or an Advance that bears interest at the rate set forth in Sections 2.08(a)(i) and 2.08(b)(i), as the case may be, and (b) the obligation of the Lenders to make Eurodollar Rate Advances or to Convert Advances into Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

SECTION 2.14. Payments and Computations.

(a) The Borrowers shall make each payment hereunder and under the other Loan Documents, without any right of counterclaim or set-off, not later than 1:00 P.M. on the day when due in U.S. dollars to the Agent at the Agent’s Account in same day funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees ratably (other than amounts payable pursuant to Section 2.12, 2.15 or 9.04(c)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(c), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder and under the other Loan Documents in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

(b) Each Borrower hereby authorizes each Lender, if and to the extent payment owed by it to such Lender is not made when due hereunder or under the other Loan Documents, to charge from time to time against any or all of such Borrower’s accounts with such Lender any amount so due, notwithstanding that an Overadvance may result thereby. Any such Lender so charging such accounts shall deliver the proceeds therefrom to the Agent for distribution to the Credit Parties in the manner set forth herein and in the other Loan Documents.

(c) All computations of interest based on the Base Rate and the Extended Term Base Rate shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate and of commitment fees shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or commitment fees are payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

(d) Whenever any payment hereunder or under the other Loan Documents shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

(e) Unless the Agent shall have received notice from any Borrower prior to the date on which any payment is due by it to the Lenders hereunder that such Borrower will not make such payment in full, the Agent may assume that the applicable Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate.

SECTION 2.15. Taxes.

(a) Any and all payments by the Borrowers to or for the account of any Lender, the Agent or any Co-Collateral Agent hereunder or under the other Loan Documents or any other documents to be delivered hereunder shall be made, in accordance with Section 2.14 or the applicable provisions of such other documents, free and clear of and without deduction for any and all present or future withholding taxes, including levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, the Agent and each Co-Collateral Agent, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, and branch profits taxes, by the jurisdiction under the laws of which such Lender, the Agent or any Co-Collateral Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of net income taxes, and branch profits taxes, by the jurisdiction of such Lender’s Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the other Loan Documents being hereinafter referred to as “Taxes”). If the Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document or any other documents to be delivered hereunder to any Lender, the Agent or any Co-Collateral Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Lender, the Agent and the Co-Collateral Agents (as the case may be) receive an amount equal to the sum each would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b) In addition, the Borrowers shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the other Loan Documents or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or the other Loan Documents or any other documents to be delivered hereunder, but excluding all other United States federal taxes other than withholding taxes (hereinafter referred to as “Other Taxes”).

(c) The Borrowers shall indemnify each Lender, the Agent and each Co-Collateral Agent for and hold it harmless against the full amount of Taxes or Other Taxes (including taxes of any kind imposed or asserted by any jurisdiction on amounts payable under this Section 2.15) imposed on or paid by such Lender, the Agent or any Co-Collateral Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender, the Agent or any Co-Collateral Agent (as the case may be) makes written demand therefor.

(d) Within 30 days after the date of any payment of Taxes, the Borrowers shall furnish to the Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Agent. In the case of any payment hereunder or under the other Loan Documents or any other documents to be delivered hereunder by or on behalf of the Borrowers through an account or branch outside the United States or by or on behalf of the Borrowers by a payor that is not a United States person, if the Borrowers determine that no Taxes are payable in respect thereof, the Borrowers shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms “United States” and “United States person” shall have the meanings specified in Section 7701 of the Internal Revenue Code.

(e) Each Lender organized under the laws of a jurisdiction outside the United States, and each other Lender that is not a domestic corporation within the meaning of Section 7701(a)(30) of the Internal Revenue Code (i) represents that all payments to be made to it under this Agreement or any other Loan Document are exempt from United States withholding tax (including backup withholding tax) under an applicable statute or tax treaty and (ii) on or prior to the date of its execution and delivery of this Agreement in the case of each Lender and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as reasonably requested in writing by the Borrowers (but only so long as such Lender remains lawfully able to do so), shall provide each of the Agent and the Borrowers with two original Internal Revenue Service forms W-8BEN or W-8ECI, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the other Loan Documents. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form W-8BEN or W-8ECI, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrowers and shall not be obligated to include in such form or document such confidential information.

(f) For any period with respect to which a Lender has failed to provide the Borrowers with the appropriate form, certificate or other document described in Section 2.15(e) (other than if such failure is due to a change in law, or in the interpretation or application thereof, occurring subsequent to the date on which a form, certificate or other document originally was required to be provided, or if such form, certificate or other document otherwise is not required under subsection (e) above), such Lender shall not be entitled to indemnification under Section 2.15(a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form, certificate or other document required hereunder, the Borrowers shall take such steps as the Lender shall reasonably request to assist the Lender to recover such Taxes.

(g) Any Lender claiming any additional amounts payable pursuant to this Section 2.15 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

(h) If any Lender determines, in its sole discretion, that it has actually and finally realized, by reason of a refund, deduction or credit of any Taxes paid or reimbursed by the Borrowers pursuant to subsection (a) or (c) above in respect of payments under this Agreement or the other Loan Documents, a current monetary benefit that it would otherwise not have obtained, and that would result in the total payments under this Section 2.15 exceeding the amount needed to make such Lender whole, such Lender shall pay to the Borrowers, with reasonable promptness following the date on which it actually realizes such benefit, an amount equal to the amount of such excess, net of all out-of-pocket expenses reasonably allocable in securing such refund, deduction or credit, provided that the Borrowers, upon the request of such Lender, agree to repay the amount paid over to the Borrowers to such Lender in the event such Lender is required to repay such refund to such jurisdiction. Nothing in this subsection (h) shall be construed to require any Lender to make available to the Borrowers or any other Person its tax returns or any confidential tax information.

(i) If the Agent, any Co-Collateral Agent or any Lender, as the case may be, shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Taxes or Other Taxes paid by Borrower pursuant to this Section 2.15, including Taxes or Other Taxes as to which it has been indemnified by Borrower, or with respect to which Borrower or a Group Member that is a signatory hereto has paid additional amounts pursuant to this Section 2.15, it shall notify Borrower of the availability of such refund claim and, if the Agent, any Co-Collateral Agent or any Lender, as the case may be, determines in good faith that making a claim for refund will not have any adverse consequence to its taxes or business operations, shall, after receipt of a request by Borrower, make a claim to such Governmental Authority for such refund at Borrower’s expense.

SECTION 2.16. Sharing of Payments, Etc. If any Lender shall obtain any payment from any Group Member (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances or other amounts owing to it (other than pursuant to Section 2.05(b), 2.06, 2.07, 2.11(b), 2.12, 2.15, 2.18, 2.20 or 9.04(c)) in excess of its ratable share, such Lender shall forthwith purchase from the other Lenders such participations in the Advances or other amounts owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 2.16 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

SECTION 2.17. Use of Proceeds of Advances. The proceeds of the Advances shall be available (and each Borrower agrees that it shall use such proceeds) for general corporate purposes of Holdings and its Subsidiaries, including, without limitation, for acquisitions, capital expenditures, cash dividends, payment of any of the Obligations, and stock and bond repurchases.

SECTION 2.18. Increase in Commitments and Addition of Term Loan Tranche.

(a) Increase on Effective Date. On the Effective Date, Extending Lenders may increase their Commitments and/or other Eligible Assignees (reasonably acceptable to the Agent) may become Extending Lenders, provided, however, that after giving effect to such increased or new Commitments, the Aggregate Commitments shall not exceed the sum of $4,000,000,000 plus the amount of any Commitment Increase exercised on the Effective Date pursuant to Section 2.18(b). The Agent (in consultation with the Borrowers and the Lead Arrangers) shall determine the final allocation of the Commitments amongst the Lenders (including new Lenders).

(b) Request for Increase On Effective Date. On the Effective Date, upon notice to the Agent (which shall promptly notify the Lenders and the Lead Arrangers), to the extent that the total Commitments obtained in connection with this Agreement exceed $4,000,000,000, the Borrowers may request (a “Commitment Increase Request”) that the Aggregate Commitments be increased (each a “Commitment Increase”) by the amount of such excess; provided, however, no such Commitment Increase Request may be made without the consent of the Lead Arrangers, whose consent shall not be unreasonably withheld, provided further that the aggregate amount of any Commitment Increase on the Effective Date pursuant to this Section 2.18(b) shall not exceed $118,620,000 and shall be allocated to such Lenders as the Borrowers and the Co-Collateral Agents may agree.

(c) Request for Increase After Effective Date. After the Effective Date, provided no Default or Event of Default then exists or would arise therefrom, upon notice to the Agent (which shall promptly notify the Lenders and the Lead Arrangers), the Borrowers may make Commitment Increase Requests from time to time (which Commitment Increase may take the form of a term loan tranche); provided, however, no such Commitment Increase Request may be made without the consent of the Lead Arrangers, whose consent shall not be unreasonably withheld, provided further that (x)(i) the aggregate amount of all Commitment Increases pursuant to this Section 2.18(c) following the Effective Date and prior to the termination of the Commitments of the Non-Extending Lenders and the repayment of all Obligations of the Non-Extending Lender shall not exceed $881,380,000, and (ii) the aggregate amount of all Commitment Increases pursuant to this Section 2.18(c) following the Effective Date shall not exceed $1,000,000,000, (y) each Commitment Increase Request shall be in a minimum amount of $100,000,000, and (z) the Borrowers may request a maximum of five Commitment Increases. At the time of sending such notice, the Borrowers (in consultation with the Agent and the Lead Arrangers) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

(d) Lender Elections. Each Lender shall notify the Agent within the time period described in Section 2.18(c) whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Commitment Percentage of such Commitment Increase Request. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. No Lender shall have any obligation to increase its Commitment.

(e) Notification by Agent. The Agent shall notify the Borrowers, each Lender and the Lead Arrangers, of the Lenders’ responses to each request made under Section 2.18(c). To achieve the full amount of any Commitment Increase specified in any Commitment Increase Request, subject to the approval of the Agent (which approval shall not be unreasonably withheld), to the extent that the existing Lenders decline to increase their Commitments, or decline to increase their Commitments in the full amount requested by the Borrowers, other consenting Eligible Assignees (each an “Additional Commitment Lender”) may become a Lender hereunder and furnish a commitment in the amount requested by the Borrowers under Section 2.18(c) and not accepted by the existing Lenders, provided, however, that without the consent of the Agent, at no time shall the Commitment of any Additional Commitment Lender be less than $10,000,000. At the request of the Borrowers, one or more of the Lead Arrangers, in consultation with the Borrowers, may, but shall not be required, to use their reasonable efforts to arrange for Commitments from Additional Commitment Lenders.

(f) Conditions to Effectiveness of each Commitment Increase. As a condition precedent to each Commitment Increase after the Effective Date, (i) the Borrowers shall deliver to the Agent a certificate of each Borrower dated as of the Increase Effective Date signed by an Authorized Officer of such Borrower (A) certifying and attaching the resolutions adopted by the board of directors (or other applicable governing body) of such Borrower approving or consenting to such Commitment Increase, and (B) certifying that, before and after giving effect to such Commitment Increase, the representations and warranties contained in Article V hereof and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent (1) such representations or warranties are qualified by a materiality standard, in which case they shall be true and correct in all respects, (2) such representations or warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (3) such representations relate to Section 5.01(f), in which case the representation shall be limited to clause (c) of the definition of “Material Adverse Effect”, (ii) the Loan Parties other than the Borrowers shall deliver an “acknowledgment and acceptance” of the Commitment Increase in form reasonably satisfactory to the Agent, (iii) if applicable, the Borrowers, the Agent, and any Additional Commitment Lender shall have executed and delivered a joinder to the Loan Documents in such form as the Agent shall reasonably require; (iv) to the extent that the Commitment Increase shall take the form of a term loan tranche, this Agreement shall be amended, in form and substance reasonably satisfactory to the Agent, to include such terms as are customary for a term loan commitment, including that the term loan advances shall (A) have a maturity date no earlier than the Extended Termination Date, (B) if subject to amortization, shall have an average weighted life extending beyond the Extended Termination Date, and (C) may not be voluntarily prepaid unless contemporaneously therewith, the other Commitments are ratably permanently reduced; (iv) the Borrowers shall have paid such fees to the applicable Lead Arrangers (to the extent that such Lead Arrangers provide assistance in arranging the Commitment Increases of Additional Commitment Lenders), the Additional Commitment Lenders and the other Lenders who agree to increase their Commitments, as the Borrowers and the applicable Lead Arrangers, the Additional Commitment Lenders and the other Lenders, respectively, may agree; (v) the Borrowers shall deliver to the Agent and the Lenders an opinion or opinions, in form and substance reasonably satisfactory to the Agent, from counsel to the Borrowers reasonably satisfactory to the Agent and dated such date; and (vi) no Default or Event of Default shall exist or result from the Commitment Increase. The Borrowers shall prepay any Advances outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 9.04(c)) and may borrow on a non-ratable basis from any Lender or Additional Commitment Lender committed to a portion of the applicable Commitment Increase, in each case to the extent necessary to keep the outstanding Advances ratable with any revised Commitment Percentage arising from any nonratable increase in the Commitments under this Section.

Each of the parties hereto hereby agrees that the Agent may take any and all further action as may be reasonably necessary to ensure that all Advances in respect of Commitment Increases, when originally made, are included in each Borrowing of outstanding Advances on a pro rata basis. The Borrower agrees that Section 9.04(c) shall apply to any conversion of Eurodollar Rate Advances to Base Rate Advances reasonably required by the Agent to effect the foregoing.

(g) Effective Date and Allocations. If the Commitments are increased after the Effective Date in accordance with this Section, the Agent (in consultation with the Borrowers and the Lead Arrangers) shall determine the effective date (the “Increase Effective Date”) and the final allocation of the Commitment Increase, giving effect to the occurrence of the Increase Effective Date. The Agent shall promptly notify the Borrowers, the Lenders and the Lead Arrangers of such final allocation and the Increase Effective Date, and on the Increase Effective Date (i) the Aggregate Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of the Commitment Increase, and (ii) the applicable Schedule to the Agreement shall be deemed modified, without further action, to reflect the revised Commitments of the Lenders.

(h) Other Provisions That portion of the Commitment of each Lender and Additional Commitment Lender constituting its portion of any Commitment Increase under this Section 2.18 (i) shall bear interest and, other than in the case of a term loan, be entitled to receive letter of credit fees at the rates provided for Extending Lenders, (ii) shall, other than in the case of a term loan, receive Commitment Fees based on the Restated Commitment Fee Grid, (iii) shall terminate on the Extended Termination Date or in the case of a term loan the Extended Termination Date or a later date, and (iv) shall otherwise be on the same terms as set forth in, and be entitled to the benefits of, this Agreement and the other Loan Documents.

(i) Conflicting Provisions. This Section shall supersede any provisions in Sections 2.16 or 9.01 to the contrary. Each of the parties hereto hereby agrees that, upon any Increase Effective Date, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Commitment Increase, without need for further consents pursuant to Section 9.01. Any such deemed amendment may be memorialized in writing by the Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

SECTION 2.19. Permitted Overadvances.

The Agent may, in its discretion, make Permitted Overadvances without the consent of the Lenders, the Swingline Lender and the Issuing Lenders, and each Lender shall be bound thereby. Any Permitted Overadvance may constitute a Swingline Advance. A Permitted Overadvance is for the account of the Borrowers and shall constitute a Base Rate Advance and an Obligation (as defined in the Guarantee and Collateral Agreement) and shall be repaid by the Borrowers in accordance with the provisions of Section 2.11(b). The making of any such Permitted Overadvance on any one occasion shall not obligate the Agent or any Lender to make or permit any Permitted Overadvance on any other occasion or to permit such Permitted Overadvances to remain outstanding. The making by the Agent of a Permitted Overadvance shall not modify or abrogate any of the provisions of Article III regarding the Lenders’ obligations to purchase participations with respect to Letters of Credit or of Section 2.04 regarding the Lenders’ obligations to purchase participations with respect to Swingline Advance. The Agent shall have no liability for, and no Loan Party or Credit Party shall have the right to, or shall, bring any claim of any kind whatsoever against the Agent with respect to “inadvertent Overadvances” (i.e. where an Overadvance results from changed circumstances beyond the control of the Agent (such as a reduction in the collateral value)) regardless of the amount of any such Overadvance(s).

SECTION 2.20. Effective Date Adjustments.

(a) Revolving Advances. On the Effective Date, the Borrowers shall prepay, or shall be deemed to prepay, any Advances outstanding immediately prior to the occurrence of the Effective Date (the “Effective Date Advances”), and pay any additional amounts required pursuant to Section 9.04(c), to all Lenders under the Existing Credit Agreement in accordance with their “Commitment Percentages” under the Existing Credit Agreement. Simultaneously, the Borrowers may draw, or be deemed to draw, in an amount up to the principal amount of the Effective Date Advances, upon the Commitments of all Lenders hereunder in accordance with their respective Commitment Percentages hereunder. The Agent, in consultation with the Borrowers and the Lead Arrangers, shall determine the manner in which the foregoing shall be effected, including without limitation by non-ratable paydowns to Lenders whose Commitment Percentages decline on the Effective Date and non-ratable advances from Lenders whose Commitment Percentages rise on the Effective Date.

(b) Letters of Credit. On the Effective Date, (i) each Lender hereunder irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender and from each Lender with an interest in an Existing Letter of Credit immediately prior to the Effective Date pursuant to Section 3.04 of the Existing Credit Agreement, on the terms and conditions set forth in Article III below, for such Lender’s own account and risk, an undivided interest equal to such Lender’s Commitment Percentage in the Issuing Lender’s obligations and rights under and in respect of each Existing Letter of Credit and the amount of each draft paid by the Issuing Lender thereunder and (ii) the Issuing Lender and each Lender with an interest in an Existing Letter of Credit immediately prior to the Effective Date pursuant to Section 3.04 of the Existing Credit Agreement hereby irrevocably agrees to sell and assign and hereby sells and assigns an undivided interest in the Issuing Lender’s obligations and rights under and in respect of each Existing Letter of Credit, as necessary to achieve ratable interests in the Existing Letters of Credit for each Lender in accordance with its Commitment Percentage hereunder, giving effect to the amendment and restatement of the Existing Credit Agreement.

ARTICLE III

AMOUNT AND TERMS OF THE LETTERS OF CREDIT

SECTION 3.01. L/C Commitment.

(a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.04(a), agrees to issue Letters of Credit for the account of any Borrower on any Business Day during the period from the Effective Date until the Extended Termination Date in such form as may be approved from time to time by such Issuing Lender; provided that no Issuing Lender shall have any obligation to issue any Letter of Credit if (i) after giving effect to such issuance, the L/C Obligations would exceed the L/C Commitment or (ii) the face amount of the requested Letter of Credit, when aggregated with all other then outstanding Extensions of Credit, shall not exceed the Line Cap at such time; provided further that each Issuing Lender may, but shall not be required to, issue Letters of Credit such that the aggregate L/C Obligations attributable to all such outstanding Letters of Credit issued by such Issuing Lender exceed $500,000,000. Each Letter of Credit shall (i) be denominated in Dollars or any other lawful foreign currency which is approved in writing on a case by case basis by the Issuing Lender and the Agent in their sole and absolute discretion and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance, or (y) subject to the provisions of Section 6.01(p), the date that is five (5) Business Days prior to the Extended Termination Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which, subject to the provisions of Section 6.01(p)) shall in no event extend beyond the date referred to in clause (y) above). Each Application and each Letter of Credit shall be subject to the International Standby Practices (ISP 98) of the International Chamber of Commerce (in the case of Standby L/Cs) or the Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce (in the case of Commercial L/Cs) and, to the extent not inconsistent therewith, the laws of the State of New York.

(b) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit if (i) such issuance would conflict with, or cause the Issuing Lender or any Lender to exceed any limits imposed by, any applicable Requirement of Law, (ii) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing such Letter of Credit, or any law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Lender in good faith deems material to it; (iii) such issuance would violate one or more policies of the Issuing Lender applicable to letters of credit generally, or (iv) any Lender is at such time a Defaulting Lender or Deteriorating Lender hereunder, unless the Issuing Lender has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the Issuing Lender’s risk with respect to such Lender.

SECTION 3.02. Procedure for Issuance of Letter of Credit. Any Borrower may from time to time request that the Issuing Lender issue a Commercial L/C or Standby L/C for its account by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the applicable Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the applicable Borrower promptly following the issuance thereof. The Issuing Lender shall promptly notify the Agent of the issuance, extension or amendment of Letters of Credit and any drawings or other payments under Letters of Credit.

SECTION 3.03. Fees and Other Charges.

(a) The Borrowers will pay a fee on all outstanding Letters of Credit at a per annum rate equal to (i) in the case of each Standby L/C and Banker’s Acceptance, the Applicable Margin with respect to the aggregate Commitment Percentage of Non-Extending Lenders of the amount of such Standby L/C or Banker’s Acceptance and the Extended Term Applicable Margin with respect to the aggregate Commitment Percentage of Extending Lenders of the amount of such Standby L/C or Banker’s Acceptance, in each case then in effect with respect to Eurodollar Rate Advances and (ii) in the case of each Commercial L/C, 50% of the Applicable Margin with respect to the aggregate Commitment Percentage of Non-Extending Lenders of the amount of such Commercial L/C and 50% of the Extended Term Applicable Margin with respect to the aggregate Commitment Percentage of Extending Lenders of the amount of such Commercial L/C, in each case then in effect with respect to Eurodollar Rate Advances, in each case shared ratably among the Non-Extending Lenders and Extending Lenders, respectively, and payable quarterly in arrears the 5th day subsequent to the last day of each April, July, October and January after the issuance date. In addition, the Borrowers shall pay to the Issuing Lender for its own account a fronting fee in an amount to be agreed upon by the applicable Issuing Lender and the Borrowers (but in no event to exceed 0.125% per annum) on the undrawn and unexpired amount of each Letter of Credit, payable quarterly in arrears on the 5th day subsequent to the last day of each April, July, October and January after the issuance date.

(b) In addition to the foregoing fees, the Borrowers shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit, unless otherwise agreed.

SECTION 3.04. Letter of Credit Participations.

(a) The Issuing Lender irrevocably agrees to grant and hereby grants to each Lender, and, to induce the Issuing Lender to issue Letters of Credit, each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions set forth below, for such Lender’s own account and risk an undivided interest equal to such Lender’s Commitment Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit and the amount of each draft paid by the Issuing Lender thereunder. Each Lender agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrowers in accordance with the terms of this Agreement, such Lender shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such Lender’s Commitment Percentage of the amount of such draft, or any part thereof, that is not so reimbursed. Each Lender’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right that such Lender may have against the Issuing Lender, the Borrowers or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article IV, (iii) any adverse change in the condition (financial or otherwise) of the Borrowers or any other Loan Party, (iv) any breach of this Agreement or any other Loan Document by the Borrowers, any other Loan Party or any other Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that each Lender shall only be obligated to make any such payment in Dollars (and not any foreign currency) in accordance with the provisions of Section 3.10 hereof.

(b) If any amount required to be paid by any Lender to the Issuing Lender pursuant to Section 3.04(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three Business Days after the date such payment is due, such Lender shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Lender pursuant to Section 3.04(a) is not made available to the Issuing Lender by such Lender within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such Lender, on demand, such amount with interest thereon calculated from such due date at the rate per annum set forth in Section 2.08(a)(i) or 2.08(b)(i), for the applicable Lenders, applicable to Base Rate Advances. A certificate of the Issuing Lender submitted to any Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

(c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any Lender its pro rata share of such payment in accordance with Section 3.04(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the applicable Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such Lender its pro rata share thereof (appropriately adjusted to reflect whether such payment is owed to a Non-Extending Lender or an Extending Lender and whether the corresponding interest rate owed to such Lender is calculated in accordance with Section 2.08(a) or 2.08(b)); provided, however, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such Lender shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

SECTION 3.05. Reimbursement Obligation of the Borrowers. If any draft is paid under any Letter of Credit, the applicable Borrower shall reimburse the Issuing Lender for the amount of (a) the draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment, not later than 12:00 Noon on (i) the Business Day that the applicable Borrower receives notice of such draft, if such notice is received on such day prior to 10:00 A.M. or (ii) if clause (i) above does not apply, the Business Day immediately following the day that the applicable Borrower receives such notice; provided, that if the total reimbursement amount set forth in clauses (a) or (b) above is not less than $5,000,000 or $500,000, respectively, the applicable Borrower may, subject to the conditions to borrowing set forth herein, request that such reimbursement be financed with a Base Rate Advance or Swingline Advance in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Advance. Each such payment shall be made to the Issuing Lender at its address for notices referred to herein in Dollars (or if the Letter of Credit is issued in a currency other than Dollars, in such currency or the Dollar equivalent thereof calculated in accordance with the provisions of Section 3.10) and in immediately available funds. Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in (x) until the Business Day next succeeding the date of the relevant notice, Section 2.08(a)(i) or Section 2.08(b)(i), as applicable, with respect to the portions of the applicable draft attributable to Non-Extending Lenders and Extending Lenders, respectively and (y) thereafter, Section 2.08(c).

SECTION 3.06. Obligations Absolute. Each Borrower’s obligations under this Article III shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment that any Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. Each Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and such Borrower’s Reimbursement Obligations under Section 3.05 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among such Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of such Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Issuing Lender. Each Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on such Borrower and shall not result in any liability of the Issuing Lender to such Borrower.

SECTION 3.07. Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the applicable Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrowers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

SECTION 3.08. Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

SECTION 3.09. Use of Letters of Credit. The Letters of Credit shall be available (and each Borrower agrees that it shall use such Letters of Credit) for general corporate purposes of Holdings and its Subsidiaries.

SECTION 3.10. Currency Equivalents Generally.

Any amount specified in this Agreement (including pursuant to Section 3.05 above) to be in a currency other than Dollars shall also include the equivalent of such amount in Dollars, such equivalent amount to be determined by the Agent at such time on the basis of the Spot Rate (as defined below) for the purchase of such currency with Dollars. For purposes of this Section 3.10, the “Spot Rate” for a currency means the rate determined by the Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date of such determination; provided that the Agent may obtain such spot rate from another financial institution designated by the Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

SECTION 4.01. Conditions Precedent to Effectiveness. This Agreement shall become effective on and as of the first date on which each of the following conditions precedent have been satisfied:

(a) The Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by an Authorized Officer of the signing Loan Party, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance satisfactory to the Agent, the Co-Collateral Agents and the Required Lenders:

(i) this Agreement duly executed by each of Holdings, the Borrowers, the Agent, the Co-Collateral Agents, and the Required Lenders.

(ii) the Security Documents or amendments thereto or restatements thereof (including, without limitation, the Guarantee and Collateral Agreement), in each case to the extent reasonably requested by the Agent, each duly executed by the applicable Loan Parties;

(iii) all other Loan Documents, or amendments thereto or restatements thereof to the extent reasonably requested by the Agent, each duly executed by the applicable Loan Parties;

(iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Authorized Officers of each Loan Party as the Agent may reasonably require evidencing (A) the authority of each Loan Party to enter into this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party and (B) the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(v) copies of each Loan Party’s organization or other governing documents and such other documents and certifications as the Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where failure to so qualify could reasonably be expected to have a Material Adverse Effect;

(vi) An opinion of in house counsel to Holdings and of one or more special or local counsel to Holdings, the Borrowers, and the other Loan Parties, addressed to the Agent, the Co-Collateral Agents and each Lender as to such matters as the Agent may reasonably request;

(vii) a certificate signed by an Authorized Officer of Holdings and the Borrowers certifying (A) that the conditions specified in Section 4.02 have been satisfied, (B) to the Solvency of the Loan Parties, taken as a whole, as of the Effective Date after giving effect to the transactions contemplated hereby, and (C) that the Perfection Certificate is true and correct in all material respects;

(viii) evidence that all insurance required to be maintained pursuant to Section 6.01(c) has been obtained and is in effect;

(ix) A Borrowing Base Certificate, duly completed and executed by an Authorized Officer of Holdings, together with supporting information satisfactory to the Co-Collateral Agents in their Permitted Discretion, and dated (i) in the event the Effective Date occurs on or before the 15th of the month, as of the end of the second fiscal month immediately preceding the month in which the Effective Date occurs or (ii) in the event the Effective Date occurs after the 15th of the month, as of the end of the fiscal month immediately preceding the month in which the Effective Date occurs.

(x) An appraisal (based on net liquidation value) by Tiger Valuation Services, LLC of all Inventory of the Borrowers, the results of which are reasonably satisfactory to the Co-Collateral Agents;

(xi) results of searches or other evidence reasonably satisfactory to the Co-Collateral Agents (in each case dated as of a date reasonably satisfactory to the Co-Collateral Agents) indicating the absence of Liens on the assets of the Loan Parties, except for Liens permitted by Section 6.02(a);

(xii) duly executed Credit Card Notifications, Third Party Payor Notifications and Blocked Account Agreements required pursuant to Section 6.01(m);

(xiii) a duly executed agreement from each Subsidiary of Holdings which is not a Loan Party and which owns any real estate constituting a warehouse or DC that houses collateral or owns Related Intellectual Property, pursuant to which each such Subsidiary grants to the Co-Collateral Agents a rent-free or royalty-free (as applicable) license to use such real estate and Related Intellectual Property in connection with the Co-Collateral Agents’ enforcement of their remedies under the Loan Documents with respect to the Collateral, during the occurrence and continuation of an Event of Default; and

(xiv) such other customary certificates, documents or consents as the Agent and the Co-Collateral Agents reasonably may require.

(b) all actions required by law or reasonably requested by the Co-Collateral Agents to be undertaken, and all, documents and instruments, including Uniform Commercial Code financing statements and Blocked Account Agreements, required by law or reasonably requested by the Co-Collateral Agents to be filed, registered, or recorded to create or perfect the Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Agent

(c) Capped Excess Availability shall be equal to or greater than $1,250,000,000.

(d) Lenders having Commitments at least equal to $1,750,000,000 shall have become Extending Lenders.

(e) The conditions set forth in Section 4.02 shall be satisfied.

(f) There shall have been no event or circumstance since January 31, 2009 that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(g) All fees required to be paid to the Agent, the Co-Collateral Agents or the Lead Arrangers on or before the Effective Date shall have been paid in full, and all fees required to be paid to the Lenders on or before the Effective Date shall have been paid in full.

(h) The Borrowers shall have paid all costs and expenses of the Agent and the Co-Collateral Agents (to the extent set forth in Section 9.04(a)) incurred in connection with or relating to this Agreement and the other Loan Documents, including reasonable fees, charges and disbursements of counsel to the Agent and the Co-Collateral Agents, to the extent invoiced prior to or on the Effective Date, (provided that such payment shall not thereafter preclude a final settling of accounts between the Borrowers and the Agent and the Co-Collateral Agents).

(i) The Borrowers and the Lenders shall have made such payments and other adjustments as are required under Section 2.20 hereof to maintain each Lender’s Commitment Percentage of the outstanding Advances.

(j) No material changes in governmental regulations or policies affecting any Loan Party or any Credit Party shall have occurred prior to the Effective Date.

SECTION 4.02. Conditions Precedent to Each Extension of Credit. The obligation of each Lender to make an Extension of Credit on any date shall be subject to the conditions precedent that the Effective Date shall have occurred and on the date of such Extension of Credit the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Application for a Letter of Credit, as the case may be, and the acceptance by the applicable Borrower of the proceeds of such Borrowing or the issuance of such Letter of Credit, as applicable, shall constitute a representation and warranty by the applicable Borrower that on the date of such Borrowing or Letter of Credit issuance such statements are true):

(i) the representations and warranties made by each Loan Party in or pursuant to the Loan Documents are true and correct on and as of such date in all material respects, before and after giving effect to such Extension of Credit and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that (A) such representations or warranties are qualified by a materiality standard, in which case they shall be true and correct in all respects, (B) such representations or warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (C) such representations relate to Section 5.01(f), in which case the representation shall be limited to clause (c) of the definition of “Material Adverse Effect”;

(ii) no event has occurred and is continuing, or would result from such Extension of Credit or from the application of the proceeds therefrom, that constitutes a Default or an Event of Default;

(iii) after giving effect to such Extension of Credit, the Total Extensions of Credit will not exceed the Line Cap;

(iv) after giving effect to such Extension of Credit, Uncapped Excess Availability shall exceed the lesser of (A) 10% of the Borrowing Base (without giving effect to clause (d) thereof) and (B) $500,000,000; and

(v) at any time that any Debt described in Section 6.02(a)(vi) is outstanding, Pro Forma Uncapped Excess Availability shall be no less than 25% of the Borrowing Base.

SECTION 4.03. Effective Date. The Agent shall promptly notify the Lenders, the Borrowers and the Co-Collateral Agents of the occurrence of the Effective Date.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

SECTION 5.01. Representations and Warranties of the Borrowers. Holdings and the Borrowers hereby jointly and severally represent and warrant as follows:

(a) Each Loan Party (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party, and the consummation of the transactions contemplated hereby or thereby, are within such Loan Party’s powers, have been duly authorized by all necessary organizational action, and do not contravene (i) the charter or by-laws or other organizational or governing documents of such Loan Party or (ii) law or any contractual restriction binding on or affecting any Loan Party, except, for purposes of this clause (ii), to the extent such contravention would not reasonably be expected to have a Material Adverse Effect.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by any Loan Party of any Loan Document to which it is a party that has not already been obtained if the failure to obtain such authorization, approval or other action could reasonably be expected to result in a Material Adverse Effect.

(d) Each Loan Document has been duly executed and delivered by each Loan Party party thereto. This Agreement constitutes, and each other Loan Document will constitute upon execution, the legal, valid and binding obligation of each Loan Party party thereto enforceable against such Loan Party in accordance with its respective terms subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(e) The consolidated balance sheet of Holdings and its Subsidiaries as at January 31, 2009, and the related consolidated statements of income and cash flows of Holdings and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Deloitte & Touche LLP, independent public accountants, copies of which have been furnished to the Agent, fairly present the consolidated financial condition of Holdings and its Subsidiaries as at such date and the consolidated results of the operations of Holdings and its Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied.

(f) Since January 31, 2009, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

(g) There is no action, suit, investigation, litigation or proceeding, including any Environmental Action, which is pending or, to Holdings or any Borrower’s knowledge, threatened affecting Holdings, the Borrowers or any of their respective Subsidiaries before any court, Governmental Authority or arbitrator that would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect other than as reported in filings with the SEC made prior to the date hereof.

(h) Following application of the proceeds of each Advance and the issuance of each Letter of Credit, not more than 25 percent of the value of the assets of the Borrowers and their respective Subsidiaries on a consolidated basis will be margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).

(i) No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

(j) All United States Federal income tax returns and all other material tax returns which are required to be filed have been filed by or on behalf of Holdings, the Borrowers and their respective Subsidiaries, and all taxes due with respect to Holdings, the Borrowers and their respective Subsidiaries pursuant to such returns or pursuant to any assessment received by Holdings, the Borrowers or any Subsidiary have been paid except to the extent permitted in Section 6.01(b). The charges, accruals and reserves on the books of Holdings, the Borrowers and their Subsidiaries in respect of taxes or other governmental charges have been made in accordance with, and to the extent required by, GAAP.

(k) All written factual information heretofore furnished by Holdings, the Borrowers or their Subsidiaries to the Agent, any Co-Collateral Agent or any Lender (including the Perfection Certificate) for purposes of or in connection with this Agreement or any other Loan Document, taken as a whole, was true and correct in all material respects on the date as of which such information was stated or certified, provided that Holdings and the Borrowers make no representations or warranties with respect to any projections or other nonfactual information contained in such information.

(l) (i) Each Loan Party has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property necessary for the conduct of its business and except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (ii) the Loan Parties have filed appropriate UCC financing statements against the Persons operating the Dealer Stores covering the Inventory of the Loan Parties located at such Dealer Stores and the Loan Parties have a first priority perfected security interest in all such Inventory and the proceeds thereof, and (iii) no Inventory, Credit Card Account Receivable, DC or Related Intellectual Property is subject to any Lien except as permitted by Section 6.02(a).

(m) Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (i) each Loan Party owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted; (ii) no material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor do Holdings or the Borrowers know of any valid basis for any such claim; and (iii) the use of Intellectual Property by each Group Member does not infringe on the rights of any Person in any material respect.

(n) Except as set forth on Schedule 5.01(n) or as would not reasonably be expected to result in a Material Adverse Effect, (i) neither a Reportable Event nor an “accumulated funding deficiency” (within the meaning of Section 412 of the Internal Revenue Code or Section 302 of ERISA) has occurred during the five year period prior to the date on which this representation is made or deemed made with respect to any Plan, (ii) each Plan is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state laws, and (iii) no termination of a Single Employer Plan has occurred. No Lien imposed under the Internal Revenue Code or ERISA exists on account of any Plan, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. Each Plan that is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the United States Internal Revenue Service (the “IRS”) or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of Holdings and the Borrowers, nothing has occurred which would prevent, or cause the loss of, such qualification. Except as would not reasonably be expected to result in a Material Adverse Effect, the Loan Parties and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Internal Revenue Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. There are no pending or, to the best knowledge of Holdings and the Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that would reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary duty rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur, in each case that would reasonably be expected to result in a Material Adverse Effect. Neither any Loan Party nor any ERISA Affiliate has incurred, or would reasonably be expected to incur, any liability under Title IV of ERISA with respect to any Pension Plan, other than premiums due and not delinquent under Section 4007 of ERISA or as would not reasonably be expected to have a Material Adverse Effect; neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and, to the knowledge of the Borrowers, no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that would reasonably be expected to be subject to Sections 4069 or 4212(c) of ERISA. Except as would not reasonably be expected to have a Material Adverse Effect, neither Holdings, the Borrowers nor any Commonly Controlled Entity has had a complete or partial withdrawal (as such terms are defined in Sections 4203 and 4205 of ERISA, respectively) from any Multiemployer Plan that has resulted or would reasonably be expected to result in a liability under ERISA. No such Multiemployer Plan is in Reorganization or Insolvent except as would not reasonably be expected to result in aggregate liability to Holdings and its Subsidiaries of $100,000,000 or more.

(o) Except as, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, no Group Member (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

(p) The Guarantee and Collateral Agreement is effective to create in favor of the Co-Collateral Agents, for the benefit of the Credit Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. When financing statements and other filings specified on Schedule 5.01(p) in appropriate form are filed in the offices specified on Schedule 5.01(p), the Guarantee and Collateral Agreement shall, to the extent a security interest therein can be perfected by filing a UCC financing statement, constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to the Lien or claim of any other Person (except Liens permitted by Section 6.02(a) which by operation of law would have priority over the Liens securing the Obligations).

(q) The Loan Parties, taken as a whole, are, and after giving effect to the incurrence of all indebtedness and obligations incurred in connection herewith will be, Solvent.

(r) The properties of the Loan Parties are insured as required pursuant to Section 6.01(c) hereof. Each insurance policy required to be maintained by the Loan Parties pursuant to Section 6.01(c) is in full force and effect and all premiums in respect thereof that are due and payable have been paid.

(s) As of the Effective Date: (1) except as set forth in the Perfection Certificate, there are no outstanding rights to purchase any equity interests in any Subsidiary of a Loan Party other than Sears Canada and its Subsidiaries, and (2) the copies of the organization and governing documents of each Loan Party and each amendment hereto provided pursuant to Section 4.01are true and correct copies of each such document, each of which is valid and in full force and effect.

(t) As of the Effective Date, except as would not reasonably be expected to have individually or in the aggregate, a Material Adverse Effect, (a) there are no strikes, lockouts, slowdowns or other material labor disputes against any Loan Party or any Subsidiary thereof pending or, to the knowledge of Holdings or any Borrower, threatened, (b) the hours worked by and payments made to employees of the Loan Parties comply with the Fair Labor Standards Act and any other applicable federal, state, local or foreign law dealing with such matters, (c) all payments due from any Loan Party and its Subsidiaries, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or properly accrued in accordance with GAAP as a liability on the books of such Loan Party. Except as set forth on Schedule 5.01(t) (as updated by the Borrowers from time to time) (i) no Loan Party or any Subsidiary is a party to or bound by any collective bargaining agreement, management agreement or any material bonus, restricted stock, stock option, or stock appreciation plan or agreement or any similar plan, agreement or arrangement (excluding in each case individual employment agreements) and (ii) no employee of a Loan Party is also an employee of the Permitted Holder. There are no representation proceedings pending or, to the knowledge of Holdings or any Borrower, threatened to be filed with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party or any Subsidiary has made a pending demand for recognition, in each case which would individually or in the aggregate reasonably be expected to result in a Material Adverse Effect. There are no complaints, unfair labor practice charges, grievances, arbitrations, unfair employment practices charges or any other claims or complaints against any Loan Party or any Subsidiary pending or, to the knowledge of Holdings or any Borrower, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any employee of any Loan Party or any of its Subsidiaries which would, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party or any of its Subsidiaries is bound, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(u) No broker or finder brought about the obtaining, making or closing of the Advances or transactions contemplated by the Loan Documents, and, other than amounts payable pursuant to the Fee Letters, no Loan Party or Affiliate thereof has any obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.

(v) No Loan Party has any obligation to any Permitted Holder with respect to any consulting, management or similar fee; provided, that, for the avoidance of doubt, the foregoing shall not apply to (i) any arrangement disclosed in Holdings’ annual report on form 10-K for the fiscal year ended January 31, 2009; (ii) any employment arrangement between any Loan Party and an individual Person who is also an employee of a Permitted Holder, so long as such employment arrangements are (x) on terms that are fair and reasonable and comparable to terms provided to employees in comparable positions for companies of a comparable size and no less favorable to such Loan Party than it would obtain in a comparable arm’s length transaction with a Person that is not an employee of a Permitted Holder and (y) in the case of any officer (as defined in Rule 16a-1 under the Securities Exchange Act of 1934) or director of Holdings, any beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of more than 10.0% of Holdings’ equity interests or any Person that ranks in the top five in compensation among all employees of the Loan Parties, approved by a majority of disinterested members of the board of directors of Holdings in good faith; or (iii) any obligation arising from any financial advisory, financing or underwriting services or other investment banking activities provided by a Permitted Holder so long as (x) such services directly relate to and are provided in conjunction with an acquisition or divestiture or other specific transaction conducted outside the ordinary course of business, (y) such services are on terms that are fair and reasonable and comparable to terms provided by independent financial advisory, financing or underwriting service provider or other investment banking service providers and (z) compensation for such services are approved by a majority of disinterested members of the board of directors of Holdings in good faith.

ARTICLE VI

COVENANTS

SECTION 6.01. Affirmative Covenants. So long as any Advance or other Obligation (other than contingent indemnification obligations for which no claim shall have then been asserted) shall remain unpaid, any Letter of Credit shall remain outstanding (unless the same has been cash collateralized in an amount equal to 105% of the aggregate then undrawn and unexpired amount of such Letters of Credit and all other Reimbursement Obligations or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lender have been provided in respect of such Letters of Credit) or any Lender shall have any Commitment hereunder, each of Holdings and the Borrowers will, and will cause each of their Subsidiaries (which for all purposes of this Section 6.01 (other than Section 6.01(j)(i) and (ii)) shall be deemed to exclude Sears Canada) to:

(a) Compliance with Laws, Etc. Comply in all respects with all applicable Requirements of Law, such compliance to include compliance with ERISA and Environmental Laws, except for such noncompliance as would not reasonably be expected to have a Material Adverse Effect.

(b) Payment of Taxes, Etc. Pay and discharge before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property (ii) all payments required to be made to any Pension Plan, and (iii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided that neither Holdings, the Borrowers nor any of their Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim (x) that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors or (y) if such non-payments, either individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

(c) Maintenance of Insurance. Maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is consistent with prudent business practice; provided that Holdings, the Borrowers and their Subsidiaries may self insure to the extent consistent with prudent business practice; provided further that policies maintained with respect to any Collateral located at a warehouse or DC shall provide coverage for Inventory at (x) the retail selling price of such Inventory less any permanent markdowns, consistent with the Loan Parties’ past practices, or (y) another selling price permitted by the Co-Collateral Agents in their Permitted Discretion. None of the Credit Parties shall be a co-insurer with any Loan Party or any other Person with respect to any fire and extended coverage policies maintained with respect to any Collateral without the prior written consent of the Co-Collateral Agents. Fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include a non-contributing lenders’ loss payable clause, in form and substance reasonably satisfactory to the Co-Collateral Agents, which endorsements or amendments shall provide that during a Cash Dominion Event, the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Co-Collateral Agents, as their interests may appear, in accordance with Section 6.01(m). Within thirty (30) days following delivery of written notice from the

Agent to Holdings, Holdings shall notify the insurers and use commercially reasonable efforts to have such policies amended to include such other provisions as the Co-Collateral Agents may reasonably require from time to time to protect the interests of the Credit Parties. Commercial general liability policies shall be endorsed to name the Co-Collateral Agents as additional insureds, as their interests may appear. Each certificate delivered by the Loan Parties’ insurance broker with respect to each property insurance policy referred to in this Section 6.01(c) shall also provide that such policy shall not be canceled, modified or not renewed other than upon not less than ten (10) days’ prior written notice thereof by the insurance broker to the Co-Collateral Agents. The Borrowers shall deliver to the Co-Collateral Agents, prior to the cancellation, modification or non-renewal of any such policy of insurance, evidence of renewal or replacement of a policy previously delivered to the Co-Collateral Agents, including an insurance binder therefor, together with evidence satisfactory to the Co-Collateral Agents of payment of the premium therefor and, upon request of the Agent, a copy of such renewal or replacement policy. In the event that the Borrowers fail to maintain any such insurance as required pursuant to this Section 6.01(c), the Agent may obtain such insurance on behalf of the Borrowers and the Loan Parties shall reimburse the Agent as provided herein for all costs and expenses in connection therewith; the Agent’s obtaining of such insurance shall not be deemed a cure or waiver of any Default or Event of Default arising from the Loan Parties’ failure to comply with the provisions of this Section 6.01(c).

(d) Preservation of Corporate Existence, Etc. Preserve and maintain its corporate existence, material rights (charter and statutory) and franchises; provided that (i) Holdings, the Borrowers and their Subsidiaries may consummate any merger or consolidation permitted under Section 6.02(b); (ii) neither Holdings nor the Borrowers nor any of their Subsidiaries shall be required to preserve or maintain the corporate existence of any Subsidiary (other than SRAC and Kmart Corp.) if the Board of Directors of the parent of such Subsidiary, or an executive officer of such parent to whom such Board of Directors has delegated the requisite authority, shall determine that the preservation and maintenance thereof is no longer desirable in the conduct of the business of such parent and that the loss thereof is not disadvantageous in any material respect to the Borrowers, such parent or the Lenders; (iii) Sears shall not be required to preserve or maintain the corporate existence of SRAC, provided that in the event SRAC is dissolved, merged with or into Holdings or any Subsidiary of Holdings or otherwise ceases to exist, then Sears shall or shall cause a direct wholly owned Domestic Subsidiary of Sears to, execute and deliver to the Agent an assumption agreement with respect to SRAC’s obligations under the Loan Documents in form and substance reasonably satisfactory to the Agent and such other officer certificates, legal opinions, financing statements (if applicable) and documentation as the Agent reasonably requests; and (iv) neither Holdings, the Borrowers nor any of their Subsidiaries shall be required to preserve any right or franchise if the Board of Directors of Holdings, such Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to Holdings, the Borrowers, such Subsidiary or the Lenders.

(e) Inspection Rights. In addition to the Agent’s and the Co-Collateral Agents’ rights under Section 6.01(k) hereof, subject to reasonable confidentiality limitations and requirements imposed by Holdings or the Borrowers due to competitive concerns or otherwise, at any reasonable time and from time to time (but no more than twice a year unless a Default or an Event of Default has occurred and is continuing), permit the Agent, the Co-Collateral Agents or any of the Lenders or any agents or representatives thereof, at the Lenders’ expense, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, Holdings, the Borrowers and any of their Subsidiaries, and to discuss the affairs, finances and accounts of Holdings, the Borrowers and any of their Subsidiaries, as the case may be, with any of their officers or directors and with their independent certified public accountants.

(f) Keeping of Books. Keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of Holdings, the Borrowers and each such Subsidiary in accordance with GAAP in effect from time to time.

(g) Maintenance of Properties, Etc. Except as otherwise permitted pursuant to Section 6.02(b), or where the failure to do so, either individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect, maintain and preserve all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

(h) Transactions with Affiliates. Conduct all transactions otherwise permitted under this Agreement with any of their Affiliates on terms that are fair and reasonable and no less favorable to Holdings, the applicable Borrower or their respective Subsidiaries than it would obtain in a comparable arm’s-length transaction with a Person not an Affiliate other than (i) as required by any applicable Requirement of Law, (ii) so long as no Default or Event of Default has occurred and is continuing, transactions between or among the Loan Parties and any of their Subsidiaries, to the extent not prohibited hereunder, or (iii) if a Default or Event of Default has occurred and is continuing, transactions in the ordinary course of business between or among the Loan Parties and any of their Subsidiaries and transactions between or among Loan Parties, to the extent not prohibited hereunder; provided, that the foregoing shall not prohibit any Loan Party or any Subsidiary thereof from entering into employment arrangements with its officers and retention and other agreements with officers and directors pursuant to the reasonable requirements of its business.

(i) Further Assurances.

(i) With respect to any (i) Inventory, Credit Card Accounts Receivable, Pharmacy Receivables and other Collateral (as defined in the Guarantee and Collateral Agreement as in effect on the Effective Date) acquired after the Effective Date by any Group Member that is or is required to become a Loan Party hereunder and (ii) any property required to become subject to a perfected Lien in favor of the Co-Collateral Agents pursuant to Section 6.02(a)(vi) hereunder, promptly (i) execute and deliver to the Co-Collateral Agents such amendments to the Guarantee and Collateral Agreement or such other documents as the Co-Collateral Agents, may reasonably request in order to grant to the Co-Collateral Agents, for the benefit of the Credit Parties, a security interest in such property and (ii) take all actions as the Co-Collateral Agents, may reasonably request to grant to the Co-Collateral Agents, for the benefit of the Credit Parties, a perfected security interest in such property with the priority required herein, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Co-Collateral Agents and the delivery of Blocked Account and other control agreements as may be reasonably requested by the Co-Collateral Agents.

(ii) With respect to any new Domestic Subsidiary which is created or acquired after the Effective Date by any Group Member and which owns any Inventory, Credit Card Accounts Receivable, Pharmacy Receivables and other Collateral (as defined in the Guarantee and Collateral Agreement as in effect on the Effective Date) related to such receivables and Inventory, promptly cause such new Domestic Subsidiary to (i) become a party to the Guarantee and Collateral Agreement, (ii) take such actions as the Co-Collateral Agents, may reasonably request to grant to the Co-Collateral Agents for the benefit of the Credit Parties a security interest, with the priority and perfection required herein, in the Collateral described in the Guarantee and Collateral Agreement held by such new Domestic Subsidiary, including, to the extent applicable, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be reasonably requested by the Co-Collateral Agents and the delivery of Blocked Account and other control agreements, (iii) if requested by the Co-Collateral Agents, deliver to the Co-Collateral Agents an officer certificate with respect to such Domestic Subsidiary in form and substance reasonably satisfactory to the Co-Collateral Agents, and (iv) if requested by Co-Collateral Agents, deliver to the Co-Collateral Agents legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Co-Collateral Agents.

(iii) With respect to any Dealer Stores, upon the request of the Co-Collateral Agents (which request may be made only during the continuance of an Event of Default), assign of record any UCC financing statements which have been filed in favor of the Loan Parties.

(iv) In the event the Borrowers or the other Loan Parties open a new deposit account in which funds of any of the Loan Parties are concentrated, or commence concentrating funds in an existing deposit account that is not subject to a Blocked Account Agreement, at the request of the Co-Collateral Agents, the Borrowers shall deliver or cause to be delivered a Blocked Account Agreement reasonably satisfactory in form and substance to the Co-Collateral Agents with respect to such account.

(v) In the event that the Collateral owned by Private Brands, Ltd. at any time exceeds $50,000,000, if requested by Co-Collateral Agents, deliver to the Co-Collateral Agents legal opinions with respect to perfection of the Co-Collateral Agents’ Liens and such other matters as the Co-Collateral Agents may reasonably request, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Co-Collateral Agents.

(j) Reporting Requirements. Furnish to the Agent:

(i) as soon as available and in any event within 50 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings, (a) the consolidated balance sheet of Holdings and its Subsidiaries and the consolidated balance sheet of Holdings and its domestic Subsidiaries (other than OSH) as of the end of such quarter and consolidated statements of income and cash flows of Holdings and its Subsidiaries and the consolidated statements of income and cash flows of Holdings and its domestic Subsidiaries (other than OSH) for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments) by an Authorized Officer of Holdings as having been prepared in accordance with GAAP and (b) a certificate of an Authorized Officer of Holdings as to compliance with the terms of this Agreement and the other Loan Documents in the form of Exhibit J, including in reasonable detail the calculations necessary to determine the Fixed Charge Ratio (whether or not compliance therewith is then required under Section 6.03), provided that in the event of any change in GAAP used in the preparation of such financial statements, subject to Section 1.03, the Borrowers shall also provide, if necessary for the calculation of the Fixed Charge Ratio, a statement of reconciliation conforming such financial statements to GAAP (the Borrowers being permitted to satisfy the requirements of clause (i)(a) by delivery, in the manner provided in Section 9.02(b), of its quarterly report on form 10-Q (or any successor form), as filed with the SEC);

(ii) as soon as available and in any event within 95 days after the end of each fiscal year of Holdings, (a) a copy of the annual audit report for such year for Holdings and its Subsidiaries, containing the consolidated balance sheet of Holdings and its Subsidiaries as of the end of such fiscal year and consolidated statements of income and cash flows of Holdings and its Subsidiaries for such fiscal year, in each case reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by its Board-appointed auditor of national standing (b) a consolidated balance sheet of Holdings and its domestic Subsidiaries (other than OSH) as of the end of such fiscal year and consolidated statements of income and cash flows of Holdings and its domestic Subsidiaries (other than OSH) for such fiscal year duly certified by an Authorized Officer of Holdings as having been prepared in accordance with GAAP, and (c) a certificate of an Authorized Officer of Holdings as to compliance with the terms of this Agreement and the other Loan Documents in the form of Exhibit J, including in reasonable detail the calculations necessary to determine the Fixed Charge Ratio (whether or not compliance therewith is then required under Section 6.03), provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrowers shall also provide, if necessary for the calculation of the Fixed Charge Ratio, a statement of reconciliation conforming such financial statements to GAAP (the Borrowers being permitted to satisfy the requirements of clause (ii)(a) by delivery, in the manner provided in Section 9.02(b), of its annual report on form 10-K (or any successor form), as filed with the SEC);

(iii) as soon as available and in any event within 10 Business Days of the end of each fiscal month, a Borrowing Base Certificate as of the end of the preceding fiscal month and supporting information satisfactory to the Agent in its Permitted Discretion with respect to the determination of the Borrowing Base; provided, that upon the occurrence and during the continuance of an Accelerated Borrowing Base Delivery Event, such Borrowing Base Certificate and supporting information shall be delivered on Friday of each week (or, if Friday is not a Business Day, on the next succeeding Business Day), as of the close of business on the immediately preceding Saturday (it being understood that any weekly Borrowing Base Certificate shall constitute the Loan Parties’ best estimates of Net Eligible Inventory and other items, as applicable);

(iv) promptly and in any event within five days after any Authorized Officer of Holdings or any Borrower has knowledge of the occurrence and continuance of a Default or Event of Default, a statement of an Authorized Officer of Holdings or such Borrower setting forth details of such Default or Event of Default and the action that Holdings or such Borrower has taken and proposes to take with respect thereto;

(v) promptly after the sending or filing thereof, copies of all quarterly and annual reports and proxy solicitations that Holdings sends to its public security holders generally, and copies of all reports on form 8-K (or its equivalent) and registration statements for the public offering (other than pursuant to employee Plans) of securities that Holdings or any of its Subsidiaries files with the SEC or any national securities exchange;

(vi) promptly after the commencement thereof, notice of all actions and proceedings before any court, governmental agency or arbitrator affecting Holdings, the Borrowers or any of their Subsidiaries of the type described in Section 5.01(g);

(vii) as soon as available, but in any event no later than 60 days after the end of each fiscal year of Holdings, forecasts prepared by management of Holdings for Holdings and its domestic Subsidiaries (other than OSH) in form satisfactory to the Agent and containing information reasonably required by the Agent;

(viii) (A) contemporaneously with the delivery of the reports required pursuant to clauses (i) and (ii) above, a report (which may take the form of a footnote to Holdings’ quarterly and annual reports filed with the SEC and delivered to the Agent) setting forth the estimated Unfunded Pension Liability of Holdings and its Subsidiaries, and (B) promptly after receipt thereof by the Loan Parties, a copy of the funded status report received from the Loan Parties’ actuaries with respect to amounts to be funded under the Loan Parties’ Pension Plan;

(ix) promptly, notice of any event that the Loan Parties reasonably believes has resulted in a Material Adverse Effect;

(x) the financial and collateral reports described on Schedule 6.01(j), at the times set forth in such Schedule; and

(xi) such other information respecting Holdings, the Borrowers or any of their Subsidiaries, or the Borrowing Base as the Agent or any Lender through the Agent may from time to time reasonably request.

Reports and financial statements required to be delivered by the Borrowers pursuant to clauses (i)(a), (ii)(a) and (v) of this subsection (j) shall be deemed to have been delivered on the date on which Holdings causes such reports, or reports containing such financial statements, to be posted on the Internet at www.sec.gov or at such other website identified by the Borrowers in a notice to the Agent and the Lenders and that is accessible by the Lenders without charge.

(k) Collateral Monitoring and Review. Upon the request of the Agent, any Co-Collateral Agent, or the Required Lenders, after reasonable notice and during normal business hours, permit the Agent, the

Co-Collateral Agents or professionals (including, consultants, accountants, and/or appraisers) retained by the Co-Collateral Agents to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, of (i) the Loan Parties’ practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, related to the calculation of the Borrowing Base. The Borrowers shall pay the reasonable out-of-pocket fees and expenses of the Agent and the Co-Collateral Agents (including, without limitation, the reasonable charges of professionals) in connection with one inventory appraisal and one commercial finance examination each fiscal year (which the Agent and Co-Collateral Agents shall be obligated to undertake for the benefit of the Credit Parties), provided, however, notwithstanding the foregoing, (x) if Capped Excess Availability is at any time less than 40% of the Line Cap, the Agent and the Co-Collateral Agents may, in their discretion, undertake a second inventory appraisal and second commercial finance examination in a given fiscal year at such time at the Borrowers’ expense, and (y) if Uncapped Excess Availability is less than 25% of the Borrowing Base, or a Default or an Event of Default has occurred and is continuing, the Agent and the Co-Collateral Agents may in their discretion, undertake up to three inventory appraisals and three commercial finance examinations each fiscal year at the Borrowers’ expense. Notwithstanding the foregoing, the Agent and the Co-Collateral Agents may cause (i) additional appraisals and commercial finance examinations to be undertaken (A) as each in its Permitted Discretion deems necessary or appropriate, at its own expense or, (B) if required by applicable law, at the expense of the Borrowers. In connection with any inventory appraisal and commercial finance examination relating to the computation of the Borrowing Base, Holdings shall make such adjustments to the calculation of the Borrowing Base as the Agent shall, after the expiration of the Reserve Notice Period, reasonably require in its Permitted Discretion based upon the terms of this Agreement and the results of such inventory appraisal and commercial finance examination. Any inventory appraisal or commercial finance examination requested by the Agent or any Co-Collateral Agent shall be scheduled at such time as the Co-Collateral Agents, in consultation with the Borrowers, may agree in order to minimize any disruption to the conduct of the Borrowers’ business.

(l) Landlord Waivers, Access Agreements and Customs Broker Agreements. (i) Use commercially reasonable efforts to obtain from each unaffiliated lessor leasing a DC at which Collateral is located to a Loan Party, consents, approvals, Lien waivers and rights to access and occupy each such DC (including, without limitation, to take possession and dispose of any Collateral from each such DC upon the occurrence and during the continuance of an Event of Default) reasonably satisfactory to the Co-Collateral Agents; (ii) obtain from each Subsidiary of Holdings owning a DC at which Collateral is located, consents, approvals, Lien waivers and rights to access and occupy each such DC (including, without limitation, to take possession and dispose of the Collateral from each such DC upon the occurrence and during the continuance of an Event of Default) reasonably satisfactory to the Co-Collateral Agents; (iii) use commercially reasonable efforts to cause each Loan Party’s customs brokers to deliver an agreement (including, without limitation, a Customs Broker Agreement) to the Co-Collateral Agents covering such matters and in such form as the Co-Collateral Agents may reasonably require; and (iv) with respect to any property or assets not constituting Collateral and subject to the Lien of a third party, if requested by the Agent, use commercially reasonable efforts to cause (but shall not be required to cause as a condition of the granting of such Lien) the holder of such Lien to enter into an agreement reasonably satisfactory to the Agent, permitting the Co-Collateral Agents to use such property and assets, at no cost or expense to the Co-Collateral Agents, in connection with the disposition of any of the Collateral by the Co-Collateral Agents during the continuance of an Event of Default.

(m) Cash Management.

(i) On or prior to the Effective Date or such later date as the Co-Collateral Agents may agree:

(A) deliver to the Agent copies of notifications (each, a “Credit Card Notification”) substantially in the form attached hereto as Exhibit E which have been executed on behalf of such Loan Party and addressed to such Loan Party’s credit card clearinghouses and processors listed in the Perfection Certificate (collectively, the “Credit Card Processors”); and

(B) enter into a Blocked Account Agreement reasonably satisfactory in form and substance to the Co-Collateral Agents with each Blocked Account Bank covering the deposit accounts set forth on Schedule 6.01(m)(i)(B) (collectively, the “Blocked Accounts”); and

(C) deliver to the Agent copies of notifications (each, a “Third Party Payor Notification”) substantially in the form attached hereto as Exhibit I which have been executed on behalf of such Loan Party and addressed to such of each Loan Party’s Third Party Payors relating to Eligible Pharmacy Receivables listed in the Perfection Certificate as any Co-Collateral Agent shall reasonably request.

(ii) The Loan Parties shall ACH or wire transfer daily (or with respect to DDAs that have historically not been swept daily (and other DDAs with the consent of the Co-Collateral Agents, not to be unreasonably withheld), periodically, consistent with past practices) (and whether or not there are then any outstanding Obligations and whether or not a Cash Dominion Event then exists) to a Blocked Account all amounts on deposit in each DDA of such Loan Party, other than DDAs that are Excluded Accounts; provided that such covenant shall not apply to (i) any minimum balance as may be required to be kept in the subject DDA by the depository institution at which such DDA is maintained or (ii) if greater, any amounts maintained by the Loan Parties in such DDAs (and other DDAs with the consent of the Co-Collateral Agents, not to be unreasonably withheld) in the ordinary course of business consistent with past practices). The Loan Parties shall ACH or wire transfer daily to a Blocked Account all payments due from credit card processors and other proceeds of any of the Collateral. All funds in each DDA and Blocked Account (other than Excluded Accounts) shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agent, Co-Collateral Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in any DDA or Blocked Account.

(iii) Each Credit Card Notification and Third Party Payor Notification shall be held by the Agent until the occurrence of a Cash Dominion Event. After the occurrence and during the continuance of a Cash Dominion Event, the Agent may deliver such Credit Card Notifications and Third Party Payor Notifications to the applicable Credit Card Processors and Third Party Payors.

(iv) Each Blocked Account Agreement shall require, after the occurrence and during the continuance of a Cash Dominion Event, the ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Obligations) to the Agent’s Account, of all cash receipts and collections held in each applicable Blocked Account (net of any minimum balance, not to exceed $25,000 (or such greater amount with the consent of the Co-Collateral Agents, not to be unreasonably withheld), as may be required to be kept in the subject Blocked Account by the Blocked Account Bank), including, without limitation, the following:

(A) all available cash receipts from the sale of Inventory and other Collateral;

(B) all proceeds of collections of Pharmacy Receivables and Credit Card Accounts Receivable;

(C) all proceeds from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of any Collateral; and

(D) all Net Proceeds from any equity issuance by any Loan Party or its Subsidiaries.

The Borrowers shall be deemed to have complied with the provisions of this clause (iv) if they cause the ACH or wire transfer daily of all funds which an Authorized

Representative of the Borrowers in good faith believes to be the amount deposited in the Blocked Accounts in excess of $25,000 (or such greater amount as permitted above in this clause (iv)).

(v) The Agent’s Account shall at all times be under the sole dominion and control of the Co-Collateral Agents. The Loan Parties hereby acknowledge and agree that (i) the Loan Parties have no right of withdrawal from the Agent’s Account, (ii) the funds on deposit in the Agent’s Account shall at all times be collateral security for all of the Obligations, and (iii) the funds on deposit in the Agent’s Account shall be applied as provided in this Agreement. In the event that, notwithstanding the provisions of this Section 6.01(m), during the continuance of a Cash Dominion Event, any Loan Party receives or otherwise has dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by such Loan Party for the Co-Collateral Agents, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall, not later than the Business Day after receipt thereof, be deposited into the Agent’s Account or dealt with in such other fashion as such Loan Party may be instructed by the Co-Collateral Agents. During the continuance of a Cash Dominion Event, the amounts deposited into the Agent’s Account shall be applied to the prepayment of the Obligations then outstanding; provided that upon payment in full of such outstanding Obligations, any remaining amounts will be released and transferred to a deposit account of the Loan Parties as the Borrowers shall direct and the existence of a Cash Dominion Event (other than as the result of the occurrence of an Event of Default) shall not, in and of itself, impair the right of the Borrowers to Revolving Advances in accordance with the terms hereof.

(vi) Upon the request of the Agent, the Loan Parties shall cause bank statements and/or other reports to be delivered to the Agent not less often than monthly, accurately setting forth all amounts deposited in each Blocked Account to ensure the proper transfer of funds as set forth above.

(vii) If the results of the initial commercial finance examination with respect to the Loan Parties’ cash management (including without limitation the frequency of transfers from non-concentration DDAs to Blocked Accounts and the amount of funds retained by the Loan Parties in accounts other than Blocked Accounts in the ordinary course) after the Effective Date are not reasonably acceptable to the Co-Collateral Agents in their Permitted Discretion with respect to the matters described in this Section 6.01(m), the Co-Collateral Agents and the Borrowers shall agree in good faith to make such modifications to the provisions of this Section as the Co-Collateral Agents may reasonably deem necessary in order to protect their interests in the Collateral (including the proceeds thereof).

(n) Liens on Non-Collateral Assets. In the event of the incurrence of Debt and the granting of a Lien pursuant to Section 6.02(a)(vi) hereof, grant, and cause each of its Subsidiaries to, grant the Co-Collateral Agents, as security for the Obligations, a Lien on the assets of Holdings or any of its Subsidiaries which is the subject of the Lien of the Person holding such Debt (to the extent that such assets do not then constitute Collateral) pursuant to Section 6.02(a)(vi) hereof.

(o) Physical Inventories. Cause physical inventories and periodic cycle counts to be undertaken, at the expense of the Loan Parties, in each case consistent with past practices (but in no event less frequently than one physical inventory per fiscal year), conducted by such inventory takers and following such methodology as is consistent with the immediately preceding inventory or as otherwise may be satisfactory to the Co-Collateral Agents in their Permitted Discretion. The Co-Collateral Agents, at the expense of the Loan Parties, may participate in and/or observe each scheduled physical count of Inventory which is undertaken on behalf of any Loan Party. The Loan Parties, within five (5) days following the completion of any such inventory, shall provide the Co-Collateral Agents with a reconciliation of the results of such inventory (as well as of any other physical inventory or cycle counts undertaken by a Loan Party) and shall post such results to the Loan Parties’ stock ledgers and general ledgers, as applicable.

(p) Letters of Credit. In the event that the Loan Parties request that any Letter of Credit have an expiry after the Extended Termination Date and the Issuing Lenders in their discretion, issue such Letter of Credit, the Borrowers shall on or before the date that is (10) Business Days prior to the Extended Termination Date, deposit in a cash collateral account of the Co-Collateral Agents, an amount equal to 105% of the L/C Obligations with respect to any such Letter of Credit.

SECTION 6.02. Negative Covenants. So long as any Advance or other Obligation (other than contingent indemnification obligations for which no claim shall have then been asserted) shall remain unpaid, any Letter of Credit shall remain outstanding (unless the same has been cash collateralized in an amount equal to 105% of the aggregate then undrawn and unexpired amount of such Letters of Credit and all other Reimbursement Obligations or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lender have been provided in respect of such Letters of Credit) or any Lender shall have any Commitment hereunder, each of Holdings and the Borrowers will not, and will not permit any of their Subsidiaries (which for all purposes of this Section 6.02 shall be deemed to exclude Sears Canada) to:

(a) Liens, Etc. Create or suffer to exist any Lien upon property of Holdings, the Borrowers or any Domestic Subsidiary constituting Inventory, Credit Card Accounts Receivable, Pharmacy Receivables or any other Collateral (as defined in the Guarantee and Collateral Agreement as in effect on the Effective Date) or any Related Intellectual Property, other than:

(i) Permitted Liens,

(ii) the Liens existing on the Effective Date and described in the Perfection Certificate,

(iii) the replacement, extension or renewal of any Lien permitted by clause (ii) above upon or on the same property theretofore subject thereto (and on any additions to any such property and in any property taken in replacement or substitution for any such property), or the replacement, extension or renewal (without increase in the amount) of the Debt secured thereby,

(iv) to the extent any Liens permitted by clause (ii) above are terminated (and not replaced, extended or renewed in accordance with clause (iii) above), Liens not otherwise permitted by clause (iii) above securing Debt in an amount up to the amount of Debt secured by such terminated Liens; provided that (A) any such Lien (and the Debt secured thereby) shall be incurred no later than ninety (90) days after the termination of the Lien permitted by clause (ii) above, and (B) any such Lien shall be granted on the same property (and on any additions to such property or any property taken by the Loan Parties in replacement or substitution for such property) as the terminated Lien,

(v) Liens on Related Intellectual Property with Persons that have entered into an agreement, reasonably satisfactory to the Agent, acknowledging the limited license granted to the Co-Collateral Agents in such trademarks or trade names pursuant to the Loan Documents and agreeing to abide by, and not interfere with, such limited license; and

(vi) Liens to secure Debt of the Borrowers for borrowed money, in an aggregate principal amount not to exceed $2,000,000,000 at any time outstanding, provided, that, (A) no Default or Event of Default then exists or would arise from the incurrence of such Debt or the granting of such Lien, (B) the Pro Forma Uncapped Excess Availability Condition has been satisfied after giving effect to the incurrence of any such Debt, (C) such Lien shall be subordinate to the Lien of the Co-Collateral Agents and the holder of such Lien shall have entered into an intercreditor agreement substantially in the form of Exhibit F hereto, or such other form as the Co-Collateral Agents may reasonably agree, and (D) if the Debt secured by such Liens is secured by both Collateral and by property and assets of any Loan Party which do not constitute Collateral, the Co-Collateral Agents shall have obtained a Lien on such property and assets that do not otherwise constitute Collateral to secure the Obligations, subordinate to the Lien of the holder of such Debt pursuant to an intercreditor agreement substantially in the form of Exhibit G hereto, or such other form as the Co-Collateral Agents may reasonably agree, and (E) the documentation granting such Lien shall be in form and substance reasonably satisfactory to the Co-Collateral Agents in their Permitted Discretion.

(b) Fundamental Changes. Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing (i) any Subsidiary of any Borrower may merge into such Borrower in a transaction in which such Borrower is the surviving entity, (ii) any Subsidiary of Holdings may merge into Holdings or any other Subsidiary of Holdings (provided that (A) if Kmart Corp. is a party to such merger, such merger shall be with Holdings, Kmart or a direct Subsidiary of Kmart Corp. and Kmart Corp. shall be the continuing or surviving entity, (B) if any Subsidiary Guarantor is a party to such merger (other than with a Borrower or Holdings), such Subsidiary Guarantor shall be the continuing or surviving entity or the continuing or surviving entity shall become a Subsidiary Guarantor and (C) if SRAC is a party to such merger, then Sears shall comply with the requirements of Section 6.01(d)), (iii) any Subsidiary of Holdings other than the Borrowers may sell, transfer, lease or otherwise dispose of its assets to any Borrower, to Holdings or to a Subsidiary of Holdings (provided that if such sale or transfer includes Collateral and the transferee is not the Borrower or Holdings, the transferee shall be a Subsidiary Guarantor), (iv) any Subsidiary of Holdings other than the Borrowers may sell, transfer, lease or otherwise dispose of its assets to a Person that is not a Subsidiary through transactions which are undertaken in the ordinary course of its business or determined by Holdings or the Borrowers in good faith to be in the best interests of Holdings, the Borrowers and their Subsidiaries, (v) any Subsidiary of Holdings other than the Borrowers (except, in the case of SRAC, as provided in Section 6.01(d)) may liquidate or dissolve if Holdings and the Borrowers determine in good faith that such liquidation or dissolution is in the best interests of Holdings, the Borrowers and their Subsidiaries and is not materially disadvantageous to the Lenders, and (vi) Holdings or any Subsidiary of Holdings may merge with a Person that is not a Subsidiary of Holdings immediately prior to such merger if, in the case of any merger involving Holdings, a Borrower or a Subsidiary Guarantor, Holdings, such Borrower or such Subsidiary Guarantor, as applicable, is the continuing or surviving entity or, in the case of any merger involving a Subsidiary Guarantor, the continuing or surviving entity shall become a Subsidiary Guarantor in accordance with Section 6.01(i)(ii).

(c) Acquisitions. Make any Acquisition unless (a) at the time of any such Acquisition and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and (b) after giving effect to any such Acquisition (A) Pro Forma and Projected Capped Excess Availability is at least 25% of the Line Cap other than during the Holiday Season, and (B) during the Holiday Season (x) Pro Forma and Projected Capped Excess Availability is at least 15% of the Line Cap, and (y) Pro Forma and Projected Uncapped Excess Availability is at least 30% of the Borrowing Base, (C) the Pro Forma Fixed Charge Ratio shall be at least 1.1 to 1.0, and (D) immediately after giving effect to any such Acquisition, Holdings and the Borrowers shall comply with Section 6.01(i) to the extent applicable.

(d) Restricted Payments.

(i) Declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, if at the date of declaration thereof (either before or immediately after giving effect thereto and the payment thereof), a Default or Event of Default shall have occurred and be continuing, except that at any time that a Default or Event of Default shall exist and be continuing, (A) Holdings may declare and pay dividends with respect to its equity interests payable solely in additional shares of its common stock, (B) Subsidiaries of Holdings may declare and pay dividends to Holdings, the Borrowers or another wholly owned Subsidiary of any Borrower and (C) non-wholly-owned Subsidiaries may declare and pay dividends to the holders of their equity interests other than a Group Member on a ratable basis.

(ii) Declare or make, or agree to pay or make, directly or indirectly, any other Restricted Payment (other than a Restricted Payment to a Loan Party), except that if no Default or Event of Default shall have occurred and be continuing (either before or immediately after giving effect thereto and the payment thereof):

(A) Holdings and its Subsidiaries may make Restricted Payments in an aggregate amount not to exceed $400,000,000 from and after the Effective Date, provided, that, (i) immediately after giving effect to any such Restricted Payment, Pro Forma and Projected Capped Excess Availability is greater than 50% of the Line Cap and (ii) Restricted Payments pursuant to this subsection (i) shall not exceed $150,000,000 in any rolling twelve month period;

(B) Holdings and its Subsidiaries may make other Restricted Payments, provided, that, immediately after giving effect thereto (i) Pro Forma and Projected Capped Excess Availability is at least 25% of the Line Cap, other than during the Holiday Season, (ii) during the Holiday Season (A) Pro Forma and Projected Capped Excess Availability is at least 15% of the Line Cap, and (B) Pro Forma and Projected Uncapped Excess Availability is at least 30% of the Borrowing Base, and (iii) the Pro Forma Fixed Charge Ratio shall be at least 1.1 to 1.0; provided, that, for purposes of the calculation of Pro Forma Fixed Charge Ratio (x) Adjusted Consolidated EBITDA and Consolidated Interest Expense shall be computed on a trailing four quarter basis, and scheduled principal payments shall be computed on a four quarter forward basis, and (y) the amount of the Restricted Payment paid in cash being made in connection with the calculation shall be added to Fixed Charges; and

(C) Holdings and its Subsidiaries may make other Restricted Payments (1) from the Net Proceeds of any common stock issuances by Holdings after the Effective Date, (2) from the Net Proceeds of any Permitted Dispositions of the type set forth in clauses (f) and (g) of the definition thereof, and (3) from any dividends and distributions received (directly or indirectly) on account of equity interests in any Subsidiary of Holdings which is not a Loan Party or on account of equity interests in OSH, and (4) to the stockholders of Holdings in the form of the equity interests of the subsidiaries set forth on Schedule 6.02(d), provided, that in each case, immediately after giving effect thereto and the Pro Forma and Projected Capped Excess Availability is at least 15% of the Line Cap.

(e) Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of Holdings or any Subsidiary of Holdings to create, incur, assume or suffer to exist any Lien in favor of the Co-Collateral Agents upon any of their property or revenues, whether now owned or hereafter acquired, other than any agreement relating to any Lien not prohibited by Section 6.02(a) (provided that any prohibition or limitation shall apply only to the assets subject to such Lien).

(f) Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of Holdings other than a Loan Party or Sears Canada and its Subsidiaries to (a) make Restricted Payments in respect of any equity interests of such Subsidiary held by, or pay any indebtedness owed to, Holdings or any other Subsidiary of Holdings, (b) make loans or advances to, or other investments in, Holdings or any other Subsidiary of Holdings or (c) transfer any of its assets to Holdings or any other Subsidiary of Holdings, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under this Agreement and the other Loan Documents; (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the disposition of all or any portion of the equity interests or assets of such Subsidiary; (iii) the provisions contained in any existing indebtedness (and in any refinancing of such indebtedness so long as no more restrictive than those contained in the respective existing indebtedness so refinanced); (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Borrower or a Subsidiary of any Borrower entered into in the ordinary course of business, (v) customary restrictions and conditions contained in the documents relating to any Lien, so long as such Lien is not prohibited hereunder and such restrictions or conditions relate only to the specific asset subject to such Lien; (vi) customary provisions restricting assignment of any contract entered into by any Borrower or any Subsidiary of any Borrower in the ordinary course of business, (vii) any agreement or instrument governing acquired debt, which restriction is not applicable to any Person or the properties or assets of any Person, other than the Person or the properties or assets of the Person acquired pursuant to the respective acquisition and so long as the respective encumbrances or restrictions were not created (or made more restrictive) in connection with or in anticipation of the respective acquisition; (viii) customary provisions restricting the assignment of licensing agreements, management agreements or franchise agreements entered into by any Borrower or any of its Subsidiaries in the ordinary course of business; (ix) restrictions on the transfer of assets securing purchase money obligations and capitalized lease obligations; (x) customary net worth provisions contained in real property leases entered into by Subsidiaries of any Borrower, so long as the applicable Borrower has determined in good faith that such net worth provisions could not reasonably be expected to impair the ability of the Borrowers and their Subsidiaries to meet their ongoing obligations.

(g) Accounting Changes. Make or permit any change in accounting policies or reporting practices, except as required or permitted by GAAP.

(h) Circumvention of Covenants. Circumvent any of the covenants set forth in Section 6.02 by causing or permitting Sears Canada or OSH to undertake a transaction for the benefit of Holdings or any of its Subsidiaries which Holdings or any of its Subsidiaries would not be permitted to undertake directly.

(i) Dispositions. Make any Disposition except Permitted Dispositions.

(j) Debt; Prepayment of Debt.

(i) Create, incur, assume, suffer to exist or otherwise become or remain liable with respect to, any Debt, except Permitted Debt.

(ii) Prepay any Debt with proceeds of Advances unless (a) at the time of any such prepayment and immediately after giving pro forma effect thereto, no Default or Event of Default shall have occurred and be continuing, and (b) after giving effect to any such prepayment (A) Pro Forma and Projected Capped Excess Availability is at least 25% of the Line Cap other than during the Holiday Season, (B) during the Holiday Season (x) Pro Forma and Projected Capped Excess Availability is at least 15% of the Line Cap, and (y) Pro Forma and Projected Uncapped Excess Availability is at least 30% of the Borrowing Base and (C) the Pro Forma Fixed Charge Ratio shall be at least 1.1 to 1.0.

(k) Investments. Make any Investments, except Permitted Investments.

(l) Store Closings. Close more than 250 full line Sears or Kmart Stores in any fiscal quarter or more than 500 full line Sears or Kmart Stores in any four consecutive fiscal quarters without the consent of the Co-Collateral Agents, such consent not to be unreasonably withheld and/or fail to comply with the requirements of the definition of Store Closure Sale when and as applicable.

SECTION 6.03. Financial Covenant. During the continuance of a Covenant Compliance Event, each of Holdings and the Borrowers will not permit the Fixed Charge Ratio as of the last day of any fiscal quarter of Holdings to be less than 1.0 to 1.0.

ARTICLE VII

EVENTS OF DEFAULT

SECTION 7.01. Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing:

(a) Any Borrower shall fail to pay (i) any principal of any Advance or Reimbursement Obligation when the same becomes due and payable, or (ii) any interest on any Advance or Reimbursement Obligation or any fees, or any other amounts payable under this Agreement or any other Loan Document, in each case under this clause (ii), within three (3) days after the same becomes due and payable; or

(b) Any representation or warranty made by any Loan Party herein or in any other Loan Document shall prove to have been incorrect in any material respect when made; or

(c) (i) Any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 6.01 (d), (e), (h), (j) (other than 6.01(j)(viii)), (k), or (m) 6.02 or 6.03 of this Agreement or (ii) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Loan Document, if such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to Holdings and the Borrowers by the Agent or any Lender; or

(d) Any Group Member (excluding Sears Canada for so long as the Loan Parties do not collectively own, directly or indirectly, more than 60% of the voting or economic interests in Sears Canada) shall fail to pay principal of at least $50,000,000 on any Debt that is outstanding (but excluding Debt outstanding hereunder) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any Debt that is outstanding in a principal amount of at least $50,000,000 and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made and is accepted in an amount of at least $50,000,000 (in each case other than (i) a scheduled prepayment, redemption or purchase, or (ii) a mandatory prepayment, redemption or purchase, or a required offer to prepay, redeem or purchase, that results from the voluntary sale or transfer of property or assets), in each case prior to the stated maturity thereof; or

(e) Any Group Member shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Group Member seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 90 days, or any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or any Group Member shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

(f) A judgment or order for the payment of money in excess of $50,000,000 (net of any portion of such judgment to be paid by a third-party insurer as to which coverage has not been disputed) shall be rendered against any Group Member (excluding Sears Canada for so long as the Loan Parties do not collectively own, directly or indirectly, more than 60% of the voting or economic interests in Sears Canada) and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(g) (i) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its Subsidiaries, and any Person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than a Permitted Holder becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire

(such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the equity securities of Holdings entitled to vote for members of the Board of Directors of Holdings on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) and such “person” or “group” shall beneficially own (as such term is used herein) a greater percentage of the equity Securities of Holdings entitled to vote for members of the Board of Directors than the Permitted Holders shall, collectively, beneficially own; or (ii) during any period of 12 consecutive months, a majority of the members of the Board of Directors or other equivalent governing body of Holdings cease to be composed of individuals (x) who were members of that board or equivalent governing body on the first day of such period, (y) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (x) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (z) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (y) and clause (z), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board of Directors); or (iii) Holdings shall cease for any reason to own, directly or indirectly, 100% of the Voting Stock of Sears and Kmart; or

(h) (i) Any Borrower or any of its ERISA Affiliates shall incur, or shall be reasonably likely to incur liability in excess of $100,000,000 in the aggregate as a result of one or more of the following: (i) the occurrence of any ERISA Event; (ii) the partial or complete withdrawal of such Borrower or any of its ERISA Affiliates from a Multiemployer Plan; or (iii) the reorganization or termination of a Multiemployer Plan; or (iv) the PBGC shall have filed a notice of Lien; or

(i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party shall so state in writing, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby, including as a result of the failure to comply with Section 5.4 of the Guarantee and Collateral Agreement; or

(j) The guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect or any Loan Party shall so state in writing; or

(k) (i) OSH shall cease to qualify as an “Unrestricted Subsidiary” and shall qualify as a Subsidiary (unless OSH shall have become a Loan Party) or (ii) Holdings or any of its Subsidiaries, on the one hand, and OSH and its Subsidiaries, on the other hand, shall (w) fail to maintain books separate from those of the other, (x) fail to maintain bank accounts separate from those of the other, (y) commingle a material portion of their assets with those of the other or (z) in the case of Holdings or any of its Subsidiaries, make or agree to make any payment to a creditor of any Unrestricted Subsidiary in its capacity as such, other than as contemplated by the definition of “Unrestricted Subsidiary”;

then, and in any such event, the Agent may, or, at the request of the Required Lenders shall, take any or all of the following actions upon notice to the Borrowers: (i) declare the Commitment of each Lender to be terminated, whereupon the same shall forthwith terminate; and (ii) declare the Advances, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents (including all amounts of the L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Borrower under the United States Bankruptcy Code, (A) the Commitment of each Lender shall automatically be terminated and (B) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph or for which the outstanding amount of any drawing under any Letters of Credit (including any taxes, fees, charges and other costs and expenses incurred by the Issuing Lender in connection therewith) have not then been fully reimbursed or discharged, the Borrowers shall at such time deposit in a cash collateral account opened by the Co-Collateral Agents, an amount equal to 105% of the aggregate then undrawn and unexpired amount of such Letters of Credit and all other Reimbursement Obligations. Amounts held in such cash collateral account shall be applied by the Agent to the payment of drafts drawn under such Letters of Credit and the other Reimbursement Obligations, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon and all Reimbursement Obligations fully reimbursed or discharged, if any, shall be applied to repay other obligations of the Borrowers hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrowers hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrowers (or such other Person as may be lawfully entitled thereto).

ARTICLE VIII

THE AGENT AND CO-COLLATERAL AGENTS

SECTION 8.01. Resignation of the Original Agent.

(a) The Original Agent hereby resigns, effective upon the Effective Date, as Agent under the Existing Credit Agreement and the other Loan Documents. The Lenders and the Borrowers hereby accept such resignation and waive the requirement set forth in Section 8.09 of the Existing Credit Agreement that such resignation be effective only after thirty (30) days’ prior notice.

(b) The Lenders hereby appoint the Bank as successor Agent and the Borrowers hereby consent to such appointment. The Bank by signing below, hereby accepts such appointment.

(c) The Original Agent shall, at the expense of the Borrowers, execute and deliver to the Bank such instruments, documents, and agreements, and shall do all such things from time to time hereafter as the Bank reasonably may request to carry into effect the provisions and intent of this resignation and appointment.

(d) With respect to all UCC-1 Financing Statements filed and naming any Loan Party as Debtor and the Original Agent as Secured Party, the Original Agent hereby authorizes the Bank to file (1) UCC-3 Amendments replacing the Original Agent as Secured Party with the Co-Collateral Agents, or (2) UCC Termination Statements releasing certain filings by the Original Agent as Secured Party and a Loan Party as Debtor, as applicable.

(e) Pursuant to the provisions of Section 8.09 of the Existing Credit Agreement, all provisions of Article VIII of the Existing Credit Agreement shall continue to inure to the benefit of the Original Agent as to any actions taken or omitted to be taken by it while it was Agent under the Existing Credit Agreement and other Loan Documents.

SECTION 8.02. Appointment. Each Lender hereby irrevocably designates and appoints (i) the Bank as Agent, and (ii) the Bank, WFRF and GECC as Co-Collateral Agents, under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Agent and the Co-Collateral Agents, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent and the Co-Collateral Agents, as applicable, by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. For clarity, and notwithstanding anything to the contrary contained in this Agreement and the other Loan Documents, no consent of the Lenders shall be required to amend this Agreement or the Loan Documents to (i) cause additional assets to become Collateral or to add additional Subsidiaries as guarantors of the Obligations, (ii) implement the provisions of Section 8.13, or (iii) implement a Commitment Increase in accordance with the terms of Section 2.18, and the Agent and the Loan Parties shall be entitled to execute any and all amendments necessary or desirable to accomplish any of the foregoing and such amendments shall be binding on the other parties hereto Notwithstanding any provision to the contrary elsewhere in this Agreement, neither the Agent nor the Co-Collateral Agents shall have any duties or responsibilities, except those expressly set forth in this Agreement and the other Loan Documents to which it is a party, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent or the Co-Collateral Agents.

SECTION 8.03. Delegation of Duties. Each of the Agent and the Co-Collateral Agents may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Agent nor the Co-Collateral Agents shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

SECTION 8.04. Exculpatory Provisions. No Agent (for purposes of this Article VIII, “Agent” and “Agents” shall mean the collective reference to the Agent, the Co-Collateral Agents and any other Lender designated as an “Agent” for purposes of this Agreement, including the Lead Arrangers, the Syndication Agent and the Co-Documentation Agents) nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party that is a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

SECTION 8.05. Reliance by Agent. The Agent and Co-Collateral Agents shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by them to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to Holdings or the Borrowers), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent and Co-Collateral Agents shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless they shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, the Supermajority Lenders or all Lenders) as they deem appropriate or they shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by them by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, the Supermajority Lenders or all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Advances.

SECTION 8.06. Notice of Default. The Agent and the Co-Collateral Agents shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent or the applicable Co-Collateral Agent has received notice from a Lender, Holdings or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent and the Co-Collateral Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, the Supermajority Lenders or all Lenders); provided that unless and until the Agent or the Co-Collateral Agents shall have received such directions, the Agent, in consultation with the Co-Collateral Agents, may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

SECTION 8.07. Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agent, the Co-Collateral Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Agent or any Co-Collateral Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Agent or any Co-Collateral Agent to any Lender. Each Lender represents to the Agent and the Co-Collateral Agents that it has, independently and without reliance upon the Agent, any Co-Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Advances hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent, any Co-Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent or the Co-Collateral Agents hereunder, the Agent and the Co-Collateral Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Agent or any Co-Collateral Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates.

SECTION 8.08. Reports and Financial Statements

By signing this Agreement, each Lender:

(a) agrees to furnish the Agent after the occurrence and during the continuance of a Cash Dominion Event (and thereafter at such frequency as the Agent may reasonably request) with a summary of all Bank Products and Cash Management Services provided by, and amounts due or to become due on account thereof to, such Lender. In connection with any distributions to be made hereunder, the Agent shall be entitled to assume that no amounts are due to any Lender on account of any such Bank Products or Cash Management Services unless the Agent has received written notice thereof from such Lender;

(b) is deemed to have requested that the Agent furnish such Lender, promptly after they become available, copies of all financial statements and reports required to be delivered by the Loan Parties hereunder and all commercial finance examinations and appraisals of the Collateral received by the Co-Collateral Agents (collectively, the “Reports”) (which the Agent and the Co-Collateral Agents agree to so deliver);

(c) expressly agrees and acknowledges that the Agent and the Co-Collateral Agents make no representation or warranty as to the accuracy of the Reports, and shall not be liable for any information contained in any Report;

(d) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent, the Co-Collateral Agents or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel;

(e) agrees to keep all Reports confidential in accordance with the provisions of this Agreement; and

(f) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and the Co-Collateral Agents and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any credit extensions that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in any Letter of Credit or Swingline Advance, or the indemnifying Lender’s purchase of, a Loan or Loans; and (ii) to pay and protect, and indemnify, defend, and hold the Agent, the Co-Collateral Agents and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney costs) incurred by the Agent, Co-Collateral Agents and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

SECTION 8.09. Indemnification. The Lenders agree to indemnify the Agent and each Co-Collateral Agent in its capacity as such (to the extent not reimbursed by Holdings or the Borrowers and without limiting the obligation of Holdings or the Borrowers to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments of any Lender shall have terminated and the Advances shall have been paid in full, ratably in accordance with such Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Advances) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Non-Extending Lender shall be obligated to indemnify the Agent or any Co-Collateral Agent for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which relate to matters subsequent to the termination of such Non-Extending Lender’s Commitment and repayment of all Obligations to such Non-Extending Lender (for clarity, such Non-Extending Lenders shall remain liable for any claims which relate to a period during which they were a “Lender” hereunder, even if first asserted after the termination of such Non-Extending Lender’s Commitment and repayment of all Obligations to such Non-Extending Lender), provided further that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Agent’s or any Co-Collateral Agent’s gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Advances and all other amounts payable hereunder.

SECTION 8.10. Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Advances made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

SECTION 8.11. Successor Agent. The Agent or any Co-Collateral Agent may resign as Agent or Co-Collateral Agent, as applicable, upon 30 days’ notice to the Lenders and the Borrowers. If the Agent or any Co-Collateral Agent shall resign as Agent or Co-Collateral Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent or co-collateral agent for the Lenders, which successor agent or co-collateral agent shall (unless an Event of Default shall have occurred and be continuing) be subject to approval by the Borrowers (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent or co-collateral agent shall succeed to the rights, powers and duties of the Agent and the resigning Co-Collateral Agent, and the term “Agent” and “Co-Collateral Agent” shall mean such successor agent or successor co-collateral agent effective upon such appointment and approval, and the former Agent’s or Co-Collateral Agent’s rights, powers and duties as Agent or Co-Collateral Agent, as applicable, shall be terminated, without any other or further act or deed on the part of such former Agent or Co-Collateral Agent or any of the parties to this Agreement or any holders of the Advances. If no successor agent or co-collateral agent has accepted appointment as Agent or Co-Collateral Agent, as applicable, by the date that is 30 days following a retiring

Agent’s or Co-Collateral Agent’s notice of resignation, the retiring Agent’s or Co-Collateral Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Agent or Co-Collateral Agent hereunder, as applicable, until such time, if any, as the Required Lenders appoint a successor agent or successor co-collateral agent as provided for above. After any retiring Agent’s or Co-Collateral Agent’s resignation as Agent or Co-Collateral Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent or Co-Collateral Agent under this Agreement and the other Loan Documents.

SECTION 8.12. Co-Documentation Agents and Syndication Agent The Co-Documentation Agents and the Syndication Agent nor any other Lender designated as an “Agent” for purposes of this Agreement (other than the Bank in its capacity as Agent and Co-Collateral Agent, WFRF in its capacity as Co-Collateral Agent, and GECC in its capacity as Co-Collateral Agent) shall have any duties or responsibilities hereunder in its capacity as such.

SECTION 8.13. Defaulting Lenders.

(a) If a Lender becomes a Defaulting Lender, then, in addition to the rights and remedies that may be available to the other Credit Parties, the Loan Parties or any other party at law or in equity, and not at limitation thereof, (i) such Defaulting Lender’s right to participate in the administration of, or decision-making rights related to, the Obligations in respect of Required Lender and Supermajority Lender votes, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, (ii) a Defaulting Lender shall be deemed to have permanently (unless reinstated as set forth below) assigned, without further consideration any and all payments due to it from the Loan Parties, whether on account of outstanding Advances, interest, fees or otherwise, to the remaining non-Defaulting Lenders for application to, and reduction of, their proportionate shares of all outstanding Obligations until, as a result of application of such assigned payments the Lenders’ respective Commitment Percentages of all outstanding Obligations shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency, or (iii) at the option of the Agent, any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise) shall, in lieu of being distributed to such Defaulting Lender, be retained by the Agent as cash collateral for, and applied by the Agent to, defaulted and future funding obligations of the Defaulting Lender in respect of any Advance or existing or future participating interest in any Swingline Loan or Letter of Credit. The Defaulting Lender’s decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon (a) the payment by the Defaulting Lender of its Commitment Percentage of any Obligations, any participation obligation, or expenses as to which it is delinquent, together with interest thereon at a rate equal to the Federal Funds Rate from time to time in effect from the date when originally due until the date upon which any such amounts are actually paid and (b) receipt by the Agent and the Borrowers of a certification by such Defaulting Lender of its ability and intent to comply with the provisions of this Agreement going forward.

(b) The non-Defaulting Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to cause the termination and assignment, without any further action by the Defaulting Lender for no cash consideration (pro rata, based on the respective Commitments of those Lenders electing to exercise such right), of the Defaulting Lender’s Commitment to fund future Advances. Upon any such purchase of the Commitment of any Defaulting Lender, the Defaulting Lender’s share in future Credit Extensions and its rights under the Loan Documents with respect thereto (but not with respect to then outstanding Obligations owed to the Defaulting Lender) shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance.

(c) In addition to the rights of the non-Defaulting Lenders set forth in Section 8.13(b) above, each Borrower shall have the right, at any time, upon at least five Business Days’ notice to a Defaulting Lender or a Deteriorating Lender (with a copy to the Agent), to terminate in whole such Lender’s Commitments and to replace such Defaulting Lender in accordance with the provisions of Section 9.16 hereof.

(d) Each Defaulting Lender shall indemnify the Agent, the Co-Collateral Agents and each non-Defaulting Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys’ fees and funds advanced by the Agent, the Co-Collateral Agents or by any non-Defaulting Lender, on account of a Defaulting Lender’s failure to timely fund its Commitment Percentage of an Advance or to otherwise perform its obligations under the Loan Documents.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by any Borrower or any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall (a) unless in writing and signed by each Lender directly affected thereby, do any of the following: (i) increase the amount or extend the expiration date of any Lender’s Commitment, (ii) reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder or (iii) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder; (b) unless in writing and signed by all of the Lenders, do any of the following: (i) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (ii) other than in accordance with Section 9.13, release all or substantially all of the Collateral or release all or substantially all of the guarantors from their obligations under the Guarantee and Collateral Agreement, (iii) amend this Section 9.01 or (iv) other than in accordance with Section 6.01(d), release either Borrower from all of its obligations hereunder; (c) unless in writing and signed by the Supermajority Lenders, increase any advance rate percentage set forth in the definition of “Borrowing Base”; (d) unless in writing and signed by the Agent and the Co-Collateral Agents (in addition to the Lenders required above to take such action), as applicable, amend, modify or waive any provision of Article VIII or affect the rights or duties of the Agent and the Co-Collateral Agents, as applicable, under this Agreement or any other Loan Document; (e) unless in writing and signed by the Swingline Lender (in addition to the Lenders required above to take such action), amend, modify or waive any provision of Section 2.03 or 2.04; or (f) unless in writing and signed by each Issuing Lender (in addition to the Lenders required above to take such action), amend, modify or waive any provision of Article III.

SECTION 9.02. Notices, Etc.

(a) All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or delivered, (i) if to Holdings, any Borrower or any Subsidiary Guarantor, at its address at 3333 Beverly Road, Hoffman Estates, Illinois 60179, Attention: General Counsel, with a copy to Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019, Attention: Scott Charles; (ii) if to any Lender, at its address set forth in its completed administrative questionnaire delivered to the Agent; (iii) if to the Bank, in its capacity as Agent, a Co-Collateral Agent, the Swingline Lender or an Issuing Lender, at its address at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, Attention: Stephen J. Garvin, with a copy to Riemer & Braunstein LLP, Three Center Plaza, Boston, Massachusetts 02108, Attention: David S. Berman, Esq.; (iv) if to WFRF or its Affiliates, in its capacity as a Co-Collateral Agent or as an Issuing Lender], at its address at One Boston Place, 19th Floor, Boston, Massachusetts 02108, Attention: Joseph Burt, with a copy to Brown Rudnick LLP, One Financial Center, Boston, Massachusetts 02111, Attention: Steven Levine, Esq., (v) if to GECC or its Affiliates, in its capacity as a Co-Collateral Agent, at its address at 10 Riverview Drive, Danbury, Ct 06810, Attention: Joshua Osher, with a copy to Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, Attention: Sandra Vrejan, Esq., or (vi), if to any other Issuing Lender, at such address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Agent; provided that notices required to be delivered pursuant to Section 6.01(j)(i), (ii), (iii), and (v) shall be delivered to the Agent and the Lenders as specified in Section 9.02(b). All such notices and communications shall, when mailed, telecopied, telegraphed or emailed, be effective when deposited in the mails, telecopied, delivered to the telegraph company or confirmed by email, respectively, except that notices and communications to the Agent pursuant to Article II, III or VIII shall not be effective until received by the Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or any Loan Document or of any exhibit hereto or thereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

(b) Holdings and the Borrowers agree that materials required to be delivered pursuant to Sections 6.01(j)(i), (ii), (iii) and (v), shall be deemed delivered to the Agent on the date on which Holdings causes such reports, or reports containing such financial statements, to be posted on the Internet at www.sec.gov or at such other website identified by the Borrowers in a written notice to the Agent and the Lenders and that is accessible by the Lenders without charge or if not so posted, may be delivered to the Agent in an electronic medium in a format acceptable to the Agent by email to stephen.garvin@bankofamerica.com. Holdings and the Borrowers agree that the Agent may make such materials, as well as any other written information, documents, instruments and other material relating to Holdings, the Borrowers, any of their Subsidiaries or any other materials or matters relating to this Agreement, the Loan Documents or any of the transactions contemplated hereby (collectively, the “Communications”) available to the Lenders by posting such notices on Intralinks or a substantially similar electronic system (the “Platform”). Holdings and the Borrowers acknowledge that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided “as is” and “as available” and (iii) neither the Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Agent or any of its Affiliates in connection with the Platform.

(c) Each Lender agrees that notice to it (as provided in the next sentence) (a “Notice”) specifying that any Communications have been posted to the Platform shall constitute effective delivery of such information, documents or other materials to such Lender for purposes of this Agreement; provided that if requested by any Lender the Agent shall deliver a copy of the Communications to such Lender by email or telecopier. Each Lender agrees (i) to notify the Agent in writing of such Lender’s e-mail address to which a Notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender becomes a party to this Agreement (and from time to time thereafter to ensure that the Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address.

SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.04. Costs and Expenses.

(a) Holdings and the Borrowers jointly and severally agree to pay promptly all reasonable costs and expenses of the Agent and the Co-Collateral Agents (provided that the aggregate expenses payable to WFRF in connection with the preparation, execution and delivery of this Agreement shall be limited to $75,000 for counsel fees and $5,000 for other expenses) in connection with the preparation, execution, delivery, distribution (including via the internet or through a service such as Intralinks), administration, modification and amendment of this Agreement, the other Loan Documents and the other documents to be delivered hereunder, including, (A) all due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, consultant, and audit expenses, (B) subject to Section 6.01(k), all expenses incurred in connection with inspections, verifications, examinations and appraisals relating to the Borrowing Base and the Collateral, and (C) the reasonable fees and expenses of counsel for the Agent and the Co-Collateral Agents with respect thereto and with respect to advising the Agent and the Co-Collateral Agents as to their rights and responsibilities under this Agreement and the other Loan Documents. Holdings and the Borrowers further jointly and severally agree to pay on demand all costs and expenses of the Agent, the Co-Collateral Agents and the Lenders, if any (including reasonable counsel fees and expenses), in connection with the enforcement of, or protection of their rights under, (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Loan Documents and the other documents to be delivered hereunder, including reasonable fees and expenses of one counsel for the Agent, and one counsel for the Lenders in connection with the enforcement of or protection rights under this Section 9.04(a).

(b) Holdings and the Borrowers jointly and severally agree to indemnify and hold harmless the Agent, each Co-Collateral Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) this Agreement, the Existing Credit Agreement, the other Loan Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the Letters of Credit or the proceeds of the Advances, and (ii) the actual or alleged presence of Hazardous Materials on any property of Holdings, the Borrowers or any of their Subsidiaries or any Environmental Action relating in any way to Holdings, the Borrowers or any of their Subsidiaries, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by Holdings, any Borrower, its directors, equityholders or creditors or an Indemnified Party or any other Person, whether or not any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Holdings and the Borrowers also agree not to assert any claim for special, indirect, consequential or punitive damages against the Agent, any Co-Collateral Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, arising out of or otherwise relating to this Agreement, the other Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the Letters of Credit or the proceeds of the Advances.

(c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by any Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.09(d) or (e), 2.11 or 2.13, acceleration of the maturity of the Advances pursuant to Section 7.01 or for any other reason, or by an Eligible Assignee to a Lender other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 9.07 as a result of a demand by any Borrower pursuant to Section 9.07(a), the applicable Borrower shall, promptly after notice by such Lender setting forth in reasonable detail the calculations used to quantify such amount (with a copy of such notice to the Agent), pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion, including any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

(d) Without prejudice to the survival of any other agreement of Holdings or any Borrower hereunder, the agreements and obligations of Holdings and the Borrowers contained in Sections 2.12, 2.15 and 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

SECTION 9.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 7.01 to authorize the Agent to declare the Extensions of Credit due and payable pursuant to the provisions of Section 7.01, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of Holdings or any Borrower against any and all of the obligations of Holdings and the Borrowers now or hereafter existing under this Agreement, the other Loan Documents and the Extensions of Credit of such Lender, whether or not such Lender shall have made any demand under this Agreement or the other Loan Documents. Each Lender agrees promptly to notify Holdings or the applicable Borrower (with a copy to the Agent) after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and its Affiliate under this Section are in addition to other rights and remedies (including other rights of set-off) that such Lender and its Affiliate may have.

SECTION 9.06. Binding Effect; Effectiveness. When this Agreement has been executed by Holdings, the Borrowers, the Agent and the Co-Collateral Agents, and the Required Lenders, this Agreement shall thereafter be binding upon and inure to the benefit of Holdings, the Borrowers, the Agent, the Co-Collateral Agents, each Lender and their respective successors and assigns; provided, that, except with respect to Sections 9.07 and 9.08, this Agreement shall only become effective upon satisfaction of the conditions precedent set forth in Section 4.01 and none of the provisions of this Agreement, including without limitation provisions in respect of Advances and Letters of Credit to be made by or issued by any Lender, and in respect of any covenant, fee, indemnity, default, and expense reimbursement made by any Loan Party or for which any Loan Party is liable hereunder, shall become effective, nor shall any representation herein be deemed to be made, until the satisfaction of such conditions.

SECTION 9.07. Assignments and Participations.

(a) Each Lender may, upon notice to the Borrowers and the Agent and with the consent, not to be unreasonably withheld, of the Agent, and, unless an Event of Default has occurred and is continuing, the Borrowers, assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, the Advances and other amounts owing to it and any Note or Notes held by it); provided, however, that (i) no assignment may be made by an Extending Lender to a Non-Extending Lender unless such Non-Extending Lender shall agree to become an Extending Lender for purposes of the assigned rights and obligations pursuant to documentation acceptable to the Agent and the Borrowers; (ii) any assignment by a Non-Extending Lender to an Extending Lender shall, without further action, result in the Commitments so assigned being extended to the Extended Termination Date and otherwise entitle such Lender to the rights and obligations of Commitments of Extending Lenders hereunder (including the applicable fee and interest rates), (iii) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement, (iv) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of all of a Lender’s rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $10,000,000 (unless an Event of Default has occurred and is continuing, in which case not less than $5,000,000) or an integral multiple of $1,000,000 in excess thereof unless the Borrowers and the Agent otherwise agree, (v) each such assignment shall be to an Eligible Assignee, (vi) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, and the parties to such assignment (other than the Borrowers and the Agent) shall deliver together therewith any Note subject to such assignment and a processing and recordation fee of $3,500 (except no such fee shall be payable for assignments to a Lender, an Affiliate of a Lender or an Approved Fund), and (vii) any Lender may, without the approval of the Borrowers, but with notice to the Borrowers, assign all or a portion of its rights and obligations to any of its Affiliates or to another Lender. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Section 2.12, 2.15 and 9.04 to the extent any claim thereunder relates to an event arising prior such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or the performance or observance by the Borrowers of any of their obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

(c) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers.

(d) The Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances and L/C Obligations owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

(e) Each Lender may, without the consent of the Agent or any Loan Party, sell participations to one or more banks or other entities (other than the Borrowers or any of their Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, the Advances owing to it and any Note or Notes held by it); provided, however, that (i) such Lender’s obligations under this Agreement (including its Commitment to the Borrowers and its obligations to the Swingline Lender and the Issuing Lender hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrowers, the Agent, the Co-Collateral Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Loan Document, or consent to any departure by any Borrower therefrom, except to the extent that such amendment, waiver or consent would require the affirmative vote of the Lender from which it purchased its participation pursuant to Section 9.01(a).

(f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to Holdings, the Borrowers or their Subsidiaries furnished to such Lender by or on behalf of the Borrowers; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Borrower Information relating to Holdings, the Borrowers or their Subsidiaries received by it from such Lender in accordance with Section 9.08.

(g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including the Advances owing to it and any Notes held by it), including, without limitation, in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

(h) The Borrowers, upon receipt of written notice from the relevant Lender, agree to issue Notes to any Lender to facilitate transactions of the type described in paragraph (g) above.

(i) Neither Holdings nor any Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of each of the Lenders (except, in the case of SRAC, pursuant to Section 6.01(d)).

SECTION 9.08. Confidentiality. Neither the Agent, any Co-Collateral Agent nor any Lender may disclose to any Person any confidential, proprietary or non-public information of Holdings or the Borrowers furnished to the Agent or the Lenders by Holdings or the Borrowers (such information being referred to collectively herein as the “Borrower Information”), except that each of the Agent, each of the Co-Collateral Agents and each of the Lenders may disclose Borrower Information (i) to its and its Affiliates’ employees, officers, directors, agents and advisors to whom disclosure is required to enable the Agent, the Co-Collateral Agents or such Lender to perform its obligations under this Agreement and the other Loan Documents or in connection with the administration or monitoring of this Agreement and the other Loan Documents by the Agent, the Co-Collateral Agents or such Lender (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Borrower Information and instructed to keep such Borrower Information confidential on substantially the same terms as provided herein), (ii) to the extent requested by any regulatory authority, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement and the other Loan Documents, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement and the other Loan Documents or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 9.08, to any assignee or participant, or any prospective assignee or participant, (vii) to the extent such Borrower Information (A) is or becomes generally available to the public on a non-confidential basis other than as a result of a breach of this Section 9.08 by the Agent, any Co-Collateral Agent or such Lender, as the case may be, or (B) is or becomes available to the Agent, any Co-Collateral Agent or such Lender on a non-confidential basis from a source other than Holdings, the Borrowers or any of their Subsidiaries and (viii) with the consent of the Borrowers.

SECTION 9.09. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws principles thereof.

SECTION 9.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.11. Jurisdiction, Etc.

(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Holdings and each of the Borrowers hereby irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties hereto by registered or certified mail, postage prepaid, to Holdings or such Borrower at its address specified pursuant to Section 9.02. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents in the courts of any jurisdiction.

(b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 9.12. WAIVER OF JURY TRIAL. EACH OF HOLDINGS, THE BORROWERS, THE AGENT, THE CO-COLLATERAL AGENTS, THE ISSUING LENDER AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR

COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE ACTIONS OF THE AGENT, THE CO-COLLATERAL AGENTS OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 9.13. Release of Collateral or Guarantee Obligation.

(a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Co-Collateral Agents are hereby irrevocably authorized by each Lender (without requirement of consent of or notice to any Lender) to take, and hereby agree to take, any action requested by the Borrowers having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document (including, without limitation, any Permitted Disposition) or that has been consented to in accordance with Section 9.01 or (ii) under the circumstances described in paragraph (b) below.

(b) At such time as the Advances, the Reimbursement Obligations and all other Obligations shall have been paid in full in cash, the Commitments have been terminated and no Letters of Credit shall be outstanding (or any outstanding Letters of Credit shall have been cash collateralized in an amount equal to 105% of the aggregate then undrawn and unexpired amount of such Letters of Credit and all other Reimbursement Obligations or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lender have been provided in respect of such Letters of Credit), the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Co-Collateral Agents and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

SECTION 9.14. USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or the Agent, as applicable, to identify such Borrower in accordance with the Act. Each Borrower hereby agrees to provide such information promptly upon the request of any Lender or the Agent.

SECTION 9.15. Integration.

This Agreement and the other Loan Documents represent the agreement of Holdings, the Borrowers, the Agent, the Co-Collateral Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agent, any Co-Collateral Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 9.16. Replacement of Lenders

If any Lender requests compensation under Section 2.12 or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, if any Lender does not consent (a “Non-Consenting Lender”) to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders or any Lender is a Defaulting Lender or Deteriorating Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.07), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a) the Borrowers shall have paid to the Agent the assignment fee specified in Section 9.07;

(b) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments thereafter;

(d) with respect to the replacement of any Non-Consenting Lender, such amendment, waiver or consent can be effected as a result of such assignment (together with all other assignments required by the Agent to be made pursuant to this paragraph); and

(d) such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

SECTION 9.17. No Advisory or Fiduciary Capacity.

In connection with all aspects of each transaction contemplated hereby, the Loan Parties each acknowledge and agree that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Parties, on the one hand, and the Credit Parties, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the each Credit Party is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) none of the Credit Parties has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any of the Credit Parties has advised or is currently advising any Loan Party or any of its Affiliates on other matters) and none of the Credit Parties has any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Credit Parties and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Credit Parties has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Credit Parties have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against each of the Credit Parties with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 9.18. Existing Credit Agreement Amended and Restated. Upon satisfaction of the conditions precedent to the effectiveness of this Agreement, (a) this Agreement shall amend and restate the Existing Credit Agreement in its entirety, (b) the rights and obligations of the parties under the Existing Credit Agreement shall be subsumed within and be governed by this Agreement; provided, however, that Holdings and the Borrowers hereby agree that (i) each Existing Letter of Credit outstanding under the Existing Credit Agreement on the Effective Date shall be a Letter of Credit hereunder, and (ii) all obligations and other liabilities of the Loan Parties under the Existing Credit Agreement shall remain outstanding, shall constitute continuing Obligations secured by the Collateral, and this Agreement shall not be deemed to evidence or result in a novation or repayment and reborrowing of such obligations and other liabilities.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SEARS HOLDINGS CORPORATION

By:	/s/ William C. Crowley
Name:	William C. Crowley
Title:	Executive Vice President and Chief Administrative Officer

SEARS ROEBUCK ACCEPTANCE CORP.

By:	/s/ Karen M. Smathers
Name:	Karen M. Smathers
Title:	President

KMART CORPORATION

By:	/s/ William R. Harker
Name:	William R. Harker
Title:	Senior Vice President, Talent and Human Capital
Services and General Counsel

Signature Page to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Agent, a Co-Collateral Agent, a Lender, Swingline Lender and an Issuing Lender

By:	/s/ Stephen J. Garvin
Name:	Stephen J. Garvin
Title:	Managing Director

WELLS FARGO RETAIL FINANCE, LLC, as a Co-Collateral Agent, Co-Syndication Agent and a Lender

By:	/s/ William Chan
Name:	William Chan
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION. as a Co-Collateral Agent, Co-Syndication Agent and a Lender

By:	/s/ Kristina M. Miller
Name:	Kristina M. Miller
Title:	Duly Authorized Signatory

JPMORGAN CHASE BANK, N.A., as Original Agent, a Co-Documentation Agent and a Lender

By:	/s/ Barry Bergman
Name:	Barry Bergman
Title:	Managing Director

BARCLAYS BANK PLC, as a Co-Documentation Agent and as a Lender

By:	/s/ Diane Rolfe
Name:	Diane Rolfe
Title:	Director

WELLS FARGO BANK, N.A., as an Issuing Lender

By:	/s/ William Chan
Name:	William Chan
Title:	Vice President

Signature Page to Amended and Restated Credit Agreement

ALLIED IRISH BANKS, P.L.C.*,
as a Lender

By:
Name:
Title:

AURORA BANK FSB (FORMERLY KNOWN AS LEHMAN BROTHERS BANK, FSB), as a Lender

By:	/s/ Lana Franks
Name:	Lana Franks
Title:	Managing Director

BANCO POPULAR DE PUERTO RICO, as a Lender

By:	/s/ Hector J. Gonzalez
Name:	Hector J. Gonzalez
Title:	Vice President

BANK HAPOALIM B.M. *, as a Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Lender

By:	/s/ Craig Thistlethwaite
Name:	Craig Thistlethwaite
Title:	Director

THE BANK OF NEW YORK MELLON *, as a Lender

By:
Name:
Title:

*	Lenders designated with an asterisk are Non-Extending Lenders.

Signature Page to Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Director

BANK OF OKLAHOMA, N.A., as a Lender

By:	/s/ Jessica Johnson
Name:	Jessica Johnson
Title:	Commercial Lending Officer

BNP PARIBAS, as a Lender

By:	/s/ Andy Strait
Name:	Andy Strait
Title:	Managing Director

By:	/s/ Curt Price
Name:	Curt Price
Title:	Managing Director

BMO CAPITAL MARKETS CORP., as a Lender

By:	/s/ Peter Hinman
Name:	Peter Hinman
Title:	Chief Operating Officer

BRANCH BANKING AND TRUST COMPANY,* as a Lender

By:
Name:
Title:

*	Lenders designated with an asterisk are Non-Extending Lenders.

Signature Page to Amended and Restated Credit Agreement

CAPITAL ONE LEVERAGE FINANCE CORP.,
as a Lender

By:	/s/ Paul Dellova
Name:	Paul Dellova
Title:	Senior Vice President

CAPITALSOURCE BANK, as a Lender

By:	/s/ Robert M. Dailey
Name:	Robert M. Dailey
Title:	Banking Officer

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Jim C.Y. Chen
Name:	Jim C.Y. Chen
Title:	Vice President and General Manager

CHINATRUST COMMERCIAL BANK, NEW YORK BRANCH,* as a Lender

By:
Name:
Title:

CIBC INC., as a Lender

By:	/s/ Dominic J. Sorresso
Name:	Dominic J. Sorresso
Title:	Executive Director

CIBC World Markets Corp.
Authorized Signatory

CIT BANK, as a Lender

By:	/s/ Benjamin Haslam
Name:	Benjamin Haslam
Title:	Authorized Signatory

*	Lenders designated with an asterisk are Non-Extending Lenders.

Signature Page to Amended and Restated Credit Agreement

CITIBANK, N.A.,
as a Lender

By:	/s/ Robert J. Kane
Name:	Robert J. Kane
Title:	Managing Director

COLE TAYLOR BANK, as a Lender

By:	/s/ Kavian Boots
Name:	Kavian Boots
Title:	Managing Director

COMMERZBANK AG, NEW YORK BRANCH,* as a Lender

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Rianka Mohan
Name:	Rianka Mohan
Title:	Vice President

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Enrique Landaeta
Name:	Enrique Landaeta
Title:	Vice President

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

*	Lenders designated with an asterisk are Non-Extending Lenders.

Signature Page to Amended and Restated Credit Agreement

E. SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH*, as a Lender

By:
Name:
Title:

FIFTH THIRD BANK CHICAGO*, as a Lender

By:
Name:
Title:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a Lender

By:	/s/ Wen-Han Wu
Name:	Wen-Han Wu
Title:	Deputy General Manager

FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Dawn Hoffman
Name:	Dawn Hoffman
Title:	Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James H. Moore, Jr.
Name:	James H. Moore, Jr.
Title:	Senior Vice President

*	Lenders designated with an asterisk are Non-Extending Lenders.

Signature Page to Amended and Restated Credit Agreement

GOLDMAN SACHS CREDIT PARTNERS, L.P.,
as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

GMAC COMMERCIAL FINANCE LLC, as a Lender

By:	/s/ Michael Malcangi
Name:	Michael Malcangi
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ James P. Kelly
Name:	James P. Kelly
Title:	Managing Director

IBM CREDIT LLC, as a Lender

By:	/s/ Steven A. Flanagan
Name:	Steven A. Flanagan
Title:	Global Credit Officer

KEB NY FINANCIAL CORP., * as a Lender

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert Conrad
Name:	Robert Conrad
Title:	Senior Vice President

*	Lenders designated with an asterisk are Non-Extending Lenders.

Signature Page to Amended and Restated Credit Agreement

KBC BANK N.V.,
as a Lender

By:	/s/ Katherine S. McCarthy
Name:	Katherine S. McCarthy
Title:	Director

By:	/s/ Sandra T. Johnson
Name:	Sandra T. Johnson
Title:	Managing Director

THE KOREA DEVELOPMENT BANK, NEW YORK BRANCH, * as a Lender

By:
Name:
Title:

MALAYAN BANKING BERHARD, NEW YORK BRANCH, * as a Lender

By:
Name:
Title:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH, * as a Lender

By:
Name:
Title:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. SILICON VALLEY BRANCH, * as a Lender

By:
Name:
Title:

*	Lenders designated with an asterisk are Non-Extending Lenders.

Signature Page to Amended and Restated Credit Agreement

MERRILL LYNCH CREDIT PRODUCTS, INC.,
as a Lender

By:	/s/ Sandra P. Aoton
Name:	Sandra P. Aoton
Title:	Vice President

MIZUHO CORPORATE BANK, LTD., * as a Lender

By:
Name:
Title:

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Christopher Whelan
Name:	Christopher Whelan
Title:	SCO

NATIONAL CITY BANK, as a Lender

By:	/s/ Michael McNeirney
Name:	Michael McNeirney
Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Lisa McDermott
Name:	Lisa McDermott
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Richard A. Gere
Name:	Richard A. Gere
Title:	Attorney-in-Fact

*	Lenders designated with an asterisk are Non-Extending Lenders.

Signature Page to Amended and Restated Credit Agreement

THE ROYAL BANK OF CANADA, *
as a Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC, * as a Lender

By:
Name:
Title:

RZB FINANCE LLC, as a Lender

By:	/s/ Astrid Noebauer
Name:	Astrid Noebauer
Title:	Group Vice President

By:	/s/ Shirley Ritch
Name:	Shirley Ritch
Title:	Vice President

UNICREDIT S.P.A. – NEW YORK BRANCH, * as a Lender

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ Michele Scafani
Name:	Michel Scafani
Title:	Vice President

*	Lenders designated with an asterisk are Non-Extending Lenders.

Signature Page to Amended and Restated Credit Agreement

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY, as a Lender

By:	/s/ George Lim
Name:	George Lim
Title:	Senior Vice President and General Manager

By:	/s/ Mario Sheng
Name:	Mario Sheng
Title:	Assistant Vice President

UPS CAPITAL CORPORATION., as a Lender

By:	/s/ John P. Holloway
Name:	John P. Holloway
Title:	Director of Portfolio Management

U.S. BANK NATIONAL ASSOCIATION, * as a Lender

By:
Name:
Title:

WEST LB NY, * as a Lender

By:
Name:
Title:

*	Lenders designated with an asterisk are Non-Extending Lenders.

Signature Page to Amended and Restated Credit Agreement

SCHEDULE IA

Pricing Grid

Level	Consolidated Leverage Ratio	Applicable Margin for Eurodollar Rate Advances	Applicable Margin for Base Rate Advances	Commitment Fee Rate
1	≥ 3.50 to 1.0	1.25%	0.25%	0.25%
2	≥ 3.00 to 1.0 but < 3.50 to 1.0	1.00%	0%	0.20%
3	≥ 1.50 to 1.0 but < 3.00 to 1.0	0.875%	0%	0.175%
4	< 1.50 to 1.0	0.75%	0%	0.15%

Changes in the Applicable Margin and Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the “Adjustment Date”) on which financial statements are delivered to the Lenders pursuant to Section 6.01(j) (but in any event not later than the 50th day after the end of each of the first three fiscal quarterly periods of each fiscal year or the 95th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph; provided that until the first Adjustment Date following the Effective Date, the Applicable Margin and Commitment Fee Rate will be those set forth in Level 3. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 3.50 to 1.0.

SCHEDULE IB

Restated Commitment Fee Grid

Average Daily Available Commitments	Extended Term Commitment Fee Rate
Greater than 50% of the then Aggregate Commitments	1.00%
Less than or equal to 50% of the then Aggregate Commitments	0.75%

Changes in the Extended Term Commitment Fee Rate resulting from changes in the average daily Available Commitments shall become effective on the fifth day of each of the months of April, July, October and January (each a “Fee Adjustment Date”) based upon average daily Available Commitments for the previous three fiscal month periods and shall remain in effect until the next change to be effected pursuant to this paragraph; provided, that until the first Fee Adjustment Date following the Effective Date, the Extended Term Commitment Fee Rate will be 1.00% per annum.

Schedule 1.01 - Lenders; Commitments

Lenders		Commitments
		Extending Lenders	Non-Extending Lenders
1	Bank of America, N.A.	$375,000,000
2	Merrill Lynch Credit Products, Inc.	22,230,000
3	Wells Fargo Retail Finance, LLC	400,000,000
4	General Electric Capital Corporation	400,000,000
5	JPMorgan Chase Bank, N.A.	150,000,000
6	Barclays Bank PLC	141,180,000
7	Bank of Montreal	102,310,000
8	GMAC Commercial Finance LLC	100,000,000
9	Citibank, N.A.	100,000,000
10	Regions Bank	100,000,000
11	Deutsche Bank Trust Company Americas	75,000,000
12	Banco Popular de Puerto Rico	50,000,000
13	Goldman Sachs Credit Partners, L.P.	50,000,000
14	National City Business Credit, Inc.	48,750,000
15	CIT Bank	45,000,000
16	Union Bank of California, N.A.	32,500,000
17	Capital One Leverage Finance Corp.	32,500,000
18	CIBC Inc.	32,500,000
19	The Northern Trust Company	32,500,000
20	UPS Capital Corporation	25,000,000
21	CapitalSource Bank	25,000,000
22	RZB Finance LLC	22,750,000
23	Cole Taylor Bank	20,000,000
24	First Hawaiian Bank	16,250,000
25	KeyBank National Association	16,250,000
26	First Tennessee Bank National Association	15,000,000
27	Bank Of Oklahoma, N.A.	6,500,000
28	Commerzbank AG, New York Branch		242,000,000
29	The Royal Bank of Scotland plc		227,200,000
30	HSBC Bank USA, National Association		185,200,000
31	The Bank of Nova Scotia		162,400,000
32	Credit Suisse		100,400,000
33	Royal Bank of Canada		100,000,000
34	The Bank of New York Mellon		75,000,000
35	BNP Paribas		70,000,000
36	Morgan Stanley Senior Funding, Inc.		65,200,000
37	West LB NY		50,000,000
38	Mizuho Corporate Bank, Ltd.		50,000,000
39	United Overseas Bank Limited, New York Branch		40,000,000
40	UniCredit S.p.A. - New York Branch		35,000,000
41	Allied Irish Banks, p.l.c		30,000,000
42	U.S. Bank National Association		25,000,000
43	Mega International Commercial Bank Co., Ltd. New York Branch		15,000,000
44	Mega International Commercial Bank Co., Ltd. Silicon Valley Branch		10,000,000
45	KBC Bank N.V.		25,000,000
46	Branch Banking and Trust Company		25,000,000
47	IBM Credit LLC		20,000,000
48	Fifth Third Bank Chicago, a Michigan Banking Corporation		20,000,000
49	First Commercial Bank, Los Angeles Branch		20,000,000
50	Bank Hapoalim B.M.		20,000,000
51	Malayan Banking Berhad, New York Branch		15,000,000
52	E.Sun Commercial Bank, Ltd., Los Angeles Branch		15,000,000
53	KEB NY Financial Corp.		10,000,000
54	The Korea Development Bank, New York Branch		10,000,000
55	Chinatrust Commercial Bank, New York Branch		10,000,000
56	Chang Hwa Commercial Bank, Ltd., New York Branch		10,000,000
	SUBTOTALS	$2,436,220,000.00	$1,682,400,000.00

	TOTAL (Extending Lenders and Non-Extending Lenders)	$4,118,620,000.00

Schedule 1.02 – Existing Letters of Credit

Standby Letters of Credit:

Beneficiary	Applicant	Expiration	Amount	Issuer
[*****]	Sears Holdings Global Sourcing Ltd.	4/26/2010	$1,637,791.78	Wachovia Bank, N.A.
[*****]	Sears Holdings Corporation	6/23/09	$13,568.00	Wachovia Bank, N.A.
[*****]	Kmart Corporation	8/5/09	$12,210,000.00	Bank of America, N.A.
[*****]	Kmart Corporation	8/10/09	$1,000,000.00	Bank of America, N.A.
[*****]	Sears Holdings Management Corporation	9/12/09	$567,100.00	Wachovia Bank, N.A.
[*****]	Sears Roebuck and Co.	9/19/09	$50,000.00	Bank of America, N.A.
[*****]	Sears Roebuck and Co.	9/23/09	$1,000,000.00	Bank of America, N.A.
[*****]	Kmart Corporation	9/26/09	$35,425,030.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	10/10/09	$1,250,000.00	Bank of America, N.A.
[*****]	Kmart Corporation	10/27/09	$2,200,000.00	Bank of America, N.A.
[*****]	Kmart Corporation	10/29/09	$18,000,000.00	Bank of America, N.A.
[*****]	Sears Roebuck and Co.	12/9/09	$4,100,000.00	Bank of America, N.A.
[*****]	Kmart Corporation, Builders Square, Inc., Huck Fixture Company, Kmart Apparel Service of Des Plaines	12/19/09	$2,700,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	12/20/09	$16,000,000.00	Bank of America, N.A.
[*****]	Sears Protection Company	12/31/09	$4,000,000.00	Bank of America, N.A.
[*****]	Sears Holdings Corporation	1/7/10	$5,260,300.00	Bank of America, N.A.
[*****]	Kmart Corporation	1/10/10	$6,450,000.00	Wachovia Bank, N.A.
[*****]	Kmart Corporation	1/12/10	$89,726,437.00	Bank of America, N.A.

[*****]	Confidential material redacted and filed separately with the Securities and Exchange Commission.

Beneficiary	Applicant	Expiration	Amount	Issuer
[*****]	Sears Holdings Management Corporation	1/13/10	$658,995.00	Wachovia Bank, N.A.
[*****]	Sears Holdings Corporation	1/27/10	$1,950,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	1/28/10	$4,000,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	1/28/10	$14,600,000.00	Bank of America, N.A.
[*****]	Sears Holdings Corporation	1/28/10	$189,193,399.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	1/28/10	$7,500,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	1/28/10	$2,754,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	1/28/10	$300,000.00	Bank of America, N.A.
[*****]	Sears Holdings Corporation	1/28/10	$78,000,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	1/28/10	$2,600,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	1/28/10	$1,000,000.00	Bank of America, N.A.
[*****]	Kmart Corporation	1/28/10	$10,000,000.00	Bank of America, N.A.
[*****]	Kmart Corporation	1/28/10	$500,000.00	Bank of America, N.A.
[*****]	Sears Holdings Corporation	1/28/10	$6,125,000.00	Bank of America, N.A.
[*****]	Sears Roebuck and Co.	1/29/10	$3,377,264.00	Bank of America, N.A.

[*****]	Confidential material redacted and filed separately with the Securities and Exchange Commission.

Beneficiary	Applicant	Expiration	Amount	Issuer
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	1/30/10	$16,220,000.00	Bank of America, N.A.
[*****]	Sears Roebuck and Co.	2/1/10	$9,500,000.00	Bank of America, N.A.
[*****]	Sears Holdings Corporation	2/2/10	$1,280,000.00	Bank of America, N.A.
[*****]	Lands’ End, INC.	2/2/10	$1,260,000.00	Bank of America, N.A.
[*****]	Sears, Roebuck and Co.	2/3/10	$4,525,000.00	Bank of America, N.A.
[*****]	Kmart Corporation	2/7/10	$9,000,000.00	Bank of America, N.A.
[*****]	Sears Roebuck and Co.	2/9/10	$49,975,000.00	Wachovia Bank, N.A.
[*****]	Sears Holdings Corporation	2/9/10	$146,409,557.00	Wachovia Bank, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	2/20/10	$1,000,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	2/20/10	$4,968,764.00	Bank of America, N.A.
[*****]	Kmart Corporation	2/20/10	$45,657,676.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	2/20/10	$330,475.28	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	2/20/10	$1,000,000.00	Bank of America, N.A.
[*****]	Sears Roebuck and Co.	2/21/10	$88,000.00	Bank of America, N.A.
[*****]	Sears Roebuck and Co.	2/21/10	$1,250,000.00	Bank of America, N.A.
[*****]	Sears Holdings Corporation	2/21/10	$14,763,690.00	Bank of America, N.A.
[*****]	Sears Reinsurance Company, LTD.	2/21/10	$11,020,902.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	2/21/10	$850,000.00	Bank of America, N.A.

[*****]	Confidential material redacted and filed separately with the Securities and Exchange Commission.

Beneficiary	Applicant	Expiration	Amount	Issuer
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	2/21/10	$400,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	2/21/10	$1,250,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	2/21/10	$5,786,000.00	Bank of America, N.A.
[*****]	Sears Roebuck and Co.	2/21/10	$32,165,000.00	Bank of America, N.A.
[*****]	Sears, Roebuck and Co.	2/23/10	$220,000.00	Bank of America, N.A.
[*****]	Lands’ End, Inc.	2/28/10	$2,000,000.00	Bank of America, N.A.
[*****]	Lands’ End, Inc.	2/28/10	$2,500,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	3/1/10	$2,864,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	3/14/10	$500,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	3/14/10	$13,938,971.25	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	3/15/10	$14,245,101.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	3/15/10	$1,250,000.00	Bank of America, N.A.
[*****]	Kmart Corporation c/o Sears Roebuck Acceptance Corp.	3/16/10	$11,600,000.00	Bank of America, N.A.
Total—Existing Letters of Credit			$930,329,229.53

[*****]	Confidential material redacted and filed separately with the Securities and Exchange Commission.

SCHEDULE 5.01(n)

Pension Plan Issues

The Pension Benefit Guaranty Corporation (PBGC) is currently performing a premium audit of the prior Kmart Corporation Employee Pension Plan with respect to the plan year that began February 1, 2005. The Kmart Corporation Employee Pension Plan was merged with and into the prior Sears Pension Plan effective January 30, 2008, which plan was then renamed as the Sears Holdings Pension Plan, also effective January 30, 2008. The audit was initiated as part of the PBGC’s Premium Compliance Evaluation Program.

SCHEDULE 5.01(p)

UCC Filing Jurisdictions

UCC-1 Financing Statements or UCC-3 amendments to existing UCC-1 Financing Statements to be filed against the Loan Party specified below with the Secretary of State of the jurisdictions set forth next to such Loan Party’s name:

Grantor	Jurisdiction

Sears Roebuck Acceptance Corp.	Delaware

Kmart Corporation	Michigan, Puerto Rico and Guam

Sears Holdings Corporation	Delaware

Kmart Holding Corporation	Delaware

Kmart Management Corporation	Michigan

KLC, Inc.	Texas

Kmart Stores of Illinois LLC	Illinois

Kmart Stores of Texas LLC	Texas

Kmart of Michigan, Inc.	Michigan

Kmart of Washington LLC	Washington

Kmart.com LLC	Delaware

MyGofer LLC	Delaware

Sears Brands Management Corporation	Delaware and Puerto Rico

Sears, Roebuck and Co.	New York, Puerto Rico and Guam

California Builder Appliances, Inc.	Delaware

Florida Builder Appliances, Inc.	Delaware

SOE, Inc.	Delaware

StarWest, LLC	Delaware

Lands’ End, Inc.	Delaware

Private Brands, Ltd.	West Virginia

Sears Home Improvement Products, Inc.	Pennsylvania

Sears, Roebuck de Puerto Rico, Inc.	Delaware and Puerto Rico

Sears Authorized Hometown Stores, LLC	Delaware and Puerto Rico

Sears Outlet Stores, L.L.C.	Delaware and Puerto Rico

Sears Holdings Management Corporation	Delaware and Puerto Rico

Lands’ End Direct Merchants, Inc.	Delaware

Sears Home Appliance Showrooms, LLC	Delaware

Sears Protection Company	Illinois

Sears Protection Company (Florida), L.L.C.	Florida

A&E Home Delivery, LLC	Delaware

A&E Lawn & Garden, LLC	Delaware

A&E Signature Service, LLC	Delaware

SCHEDULE 5.01(t)

Labor Matters

Collective Bargaining Agreements

Loan Party or other Subsidiary	Union	Contract Term
Sears, Roebuck and Co. (“Sears Roebuck”) – Retail – Seattle, WA	IBT #117	6/1/08 - 5/31/11
Kmart Corporation – Distribution Center – Manteno, IL	IBT # 705	10/14/06 - 5/31/10
Kmart Corporation – Distribution Center – Morrisville, PA	UAW # 8275	9/30/06 - 9/07/10
Kmart Corporation – Distribution Center – Warren, OH	UAW	9/1/06 - 8/31/09
Sears Roebuck – PRS. – Detroit, MI	IBT #243	10/19/08 - 10/18/11
Sears Roebuck – MDO – Detroit, MI	IBT #243	10/27/08 - 10/26/11
Sears Roebuck – PRS. – Toledo, OH	IBEW #1076	7/1/08 - 1/31/12
Sears Roebuck – PRS – Plantation, FL	IBT #769	6/3/07 - 6/03/10
Sears Roebuck – Retail – Chicago, IL	IUOE #399	7/1/06 - 6/30/09
Sears Roebuck – Auto Center – Fairview Heights, IL	UFCW #881	3/16/07 - 3/15/09
Sears Roebuck – PRS – Belleville, IL	UFCW #881	3/16/07 - 3/15/09
Sears Roebuck – Retail – Fairview Heights, IL	UFCW #881	3/16/07 - 3/15/09
Sears Roebuck – Auto Center – Fairview Heights, IL (Back Shop)	IBT #50	4/01/09 - 3/31/12
Sears Roebuck – Retail – Great Falls, MT	IBT #243	8/1/06 - 7/31/09
Sears Roebuck – PRS – Akron, OH	IBT #348	5/15/08 - 5/14/11
Sears Roebuck – PRS – Cleveland, OH	UFCW #880	4/27/08 - 5/07/11
Sears Roebuck – Retail – Cleveland, OH	IOUE #589	11/06/08 - 12/02/11
Sears Roebuck – Retail – Wilkes Barre, PA	IBT #401	7/1/07 - 6/30/10
Sears Roebuck – Retail – Minneapolis, MN	IUOE #70	6/1/06 - 5/31/09
Sears Roebuck – Retail – Mishawaka, IN	IBT #364	5/1/09 - 4/30/12
Sears Roebuck – PRS – Norwood (Boston), MA	IBT #25	2/1/09 - 1/31/12
Sears Roebuck – PRS – Penn-Jersey (Philadelphia), PA	IBT #107	7/15/08 - 7/14/11
Sears Roebuck – PRS – Hudson Valley (Wharton), NJ	IBT #478	12/10/06 - 4/30/10
Kmart Corporation – Distribution Center – Chambersburg, PA	UNITE # 196	3/10/09 - 3/09/12
Kmart Corporation – Distribution Center – Forest Park, GA	UNITE # 26	7/1/06 - 6/30/09
Kmart Corporation – Distribution Center – Greensboro, NC	UNITE	7/28/08 - 7/31/11
Kmart Corporation – Distribution Center – Groveport, PA	UNITE # 122	7/1/06 - 6/30/09
Kmart Corporation – Distribution Center – Mira Loma, CA	UNITE # 512	1/13/09 - 1/12/12

Loan Party or other Subsidiary	Union	Contract Term
Sears Roebuck – PRS – Northglenn (Denver), CO	IBEW #68	5/20/07 - 5/19/10
Sears Roebuck – PRS – McMurray (Pittsburgh), PA	USWA Dist. 10	1/1/08 - 12/31/10
Sears Roebuck – MDO – Sacramento, CA	IBT #150	9/1/07 - 9/01/10
Sears Roebuck – PRS – St. Louis (Fenton), MO	IBT #688	12/1/07 - 11/30/10
Sears Logistics Services, Inc. – Kent, WA – DDC	IBT # 174	11/1/07 - 10/31/10
Sears Logistics Services, Inc. – Kent, WA – MDO	IBT # 117	12/3/07 - 12/3/10

Material Bonus, Restricted Stock, Stock Option, or Stock Appreciation Plans

1.	Sears Holdings Corporation Umbrella Incentive Program and First Amendment thereto

2.	Sears Holdings Corporation 2009 Annual Incentive Plan

3.	Long-Term Incentive Plans

a.	Sears Holdings Corporation 2007 Executive Long-Term Incentive Plan and First Amendment thereto

b.	Sears Holdings Corporation 2007 DVP Long-Term Incentive Plan

c.	Sears Holdings Corporation 2008 Long-Term Incentive Plan

d.	Sears Holdings Corporation 2009 Long-Term Incentive Plan

4.	Sears Holdings Corporation 2006 Stock Plan and First Amendment thereto

Employees of Permitted Holder

Holdings’ Executive Vice President and Chief Administrative Officer, William C. Crowley, and its Senior Vice President and President, Real Estate, Jeffrey Stollenwerck, are employees of the Permitted Holder.

SCHEDULE 6.01(j)

Financial and Collateral Reports

Reporting Requirements

A. Within 10 business days after the end of each fiscal months[1]
1. Borrowing Base Certificate
2. Summary Source document of Stock Ledger
3. Summary Source document of Sears inventory ineligibles
4. Summary Source document of KMart inventory ineligibles
5. Memo item of retail sales
6. Summary Source document of Home Service Inventory
7. Summary Source document showing In-Transit Inventory
8. Summary Source document showing Credit Card A/R
9. .Summary Source document of Pharmacy A/R
10. Summary Source document of Pharmacy A/R ineligibles
11. Gift Card Liability Report
12. Monthly Store Rent in WA, VA, PA
13. Monthly DC Rent
14. Report showing PACA/PASA Liability
15. Tracking Summary (see schedule)

B. Within 50 days after the end of the first three fiscal quarters
1. Consolidated Balance Sheet
(i) Holdings and its Subsidiaries
(ii) Holdings and its domestic Subsidiaries (other than OSH)
2. Consolidated Statement of Income (including cumulative from previous year end)
(i) Holdings and its Subsidiaries
(ii) Holdings and its domestic Subsidiaries (other than OSH)
3. Consolidated Statement of Cash Flows (including cumulative from previous year end)
(i) Holdings and its Subsidiaries
(ii) Holdings and its domestic Subsidiaries (other than OSH)
4. Compliance Certificate with Fixed Charge Ratio calculation

C. Within 60 days after the end of each fiscal year 1.
1. Forecast

D. Within 95 days of fiscal year end
1. Annual Audited Consolidated Balance Sheet of Holdings and its Subsidiaries
2. Annual Consolidated Balance Sheet of Holdings and its domestic Subsidiaries (other than OSH)
3. Annual Audited Consolidated Statement of Income of Holdings and its Subsidiaries
4. Annual Consolidated Statement of Income of Holdings and its domestic Subsidiaries (other than OSH)
5. Annual Audited Consolidated Statement of Cash Flows of Holdings and its Subsidiaries
6. Annual Consolidated Statement of Cash Flows of Holdings and its domestic Subsidiaries (other than OSH)
7. Compliance Certificate with Fixed Charge Ratio calculation

1 Upon the occurrence and during the continuance of an Accelerated Borrowing Base Delivery Event, such Borrowing Base Certificate and supporting information shall be delivered on Friday of each week (or, if Friday is not a Business Day, on the next succeeding Business Day), as of the close of business on the immediately preceding Saturday.

SCHEDULE 6.01(m)(i)(B)

Blocked Accounts

Bank of New York [*****]

JPMorgan Chase Bank, N.A, [*****]

Bank of America, N.A., [*****]

First Tennessee Bank, N.A., [*****]

[*****]	Confidential material redacted and filed separately with the Securities and Exchange Commission.

SCHEDULE 6.02(d)

[*****]

[*****]	Confidential material redacted and filed separately with the Securities and Exchange Commission.

SCHEDULE 6.02(k)(ii)

Loan Party Policy Investments

•	Direct obligations of the United States government (U.S. Treasury Bills, Notes and Bonds) which are fully guaranteed by same.

•

Direct obligations of federal agencies (“Agencies” are arms of the federal government and their securities are backed by the full faith and credit of the U.S. government) and government-sponsored entities (“GSEs” are privately owned and publicly chartered organizations which were created by acts of Congress and their securities are not backed by the full faith and credit of the U.S. government).

•

Money Market Funds which have a minimum of $5 billion in assets, offer immediate redemption of shares, have a minimum of three years investment history, and have the highest rating by two of Standard & Poor’s, Moody’s or Fitch. All funds must be 2a7 eligible.

•

Commercial paper (unsecured or asset backed) issued by any corporation or bank having a maturity of 6 months or less and rated A1/ P1/F1 by two of S&P, Moody’s or Fitch, respectively, or having a maturity of 3 months or less and rated at least A2/P2/F2 by two of S&P, Moody’s and Fitch, respectively.

•

Money market investments such as, certificates of deposits, notes or time deposits issued by any domestic commercial bank or a domestic branch of certain foreign banks having a maturity of 6 months or less that are rated A1 or AA/P1or Aa2/F1 or AA by two of S&P, Moody’s or Fitch, respectively.

•

Repurchase agreements with domestic financial firms that are rated A/A2/A by two of S&P, Moody’s or Fitch, respectively. Permissible marketable securities allowed for repurchase or reverse repurchase agreements include any Eligible Investments listed above. Each Repo dealer is limited to $1.0 billion in exposure regardless of the underlying securities.

EXHIBIT A

Form of Notice of Borrowing

NOTICE OF BORROWING

Date:                     ,

To: Bank of America, N.A., as Agent

Ladies and Gentlemen:

The undersigned refers to that certain Amended and Restated Credit Agreement dated as of May 21, 2009 (as such may be amended, modified, supplemented or restated hereafter, the “Credit Agreement”) by, among others, (i) Sears Holdings Corporation, as Holdings, (ii) Kmart Corporation (“Kmart”) and Sears Roebuck Acceptance Corp. (“SRAC”), as the Borrowers, (iii) the Lenders party thereto, (iv) Bank of America, N.A., as Agent, and (v) Bank of America, N.A., Wells Fargo Retail Finance, LLC and General Electric Capital Corporation, as Co-Collateral Agents. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

In accordance with Section 2.02 or Section 2.04 of the Credit Agreement, as appropriate, [Kmart][SRAC]1 hereby irrevocably requests a Borrowing under the Credit Agreement as follows2:

1.	On (a Business Day)[3]

2.	In the amount of $ [4]

3.	Comprised of (Type of Advances)[5]

[1]	Identify Borrower requesting the Borrowing herein.
[2]	Each Borrowing that consists of Revolving Advances shall be of the same Type made on the same day by the Lenders ratably according to their respective Commitments.
[3]

Each notice of a Borrowing that consists of a Revolving Advance must be received by the Agent not later than 12:00 noon (i) on the third Business Day prior to the date of the proposed Borrowing, in the case of a Borrowing consisting of Eurodollar Rate Advances, and (ii) on the date of the proposed Borrowing, in the case of a Borrowing consisting of Base Rate Advances. Each notice of a Borrowing that consists of a Swingline Advance must be received by the Agent not later than 1:00 p.m. on the date of such proposed Borrowing.

[4]

Each Borrowing other than a Borrowing under the Swingline Commitment shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Borrowing under the Swingline Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof.

4.	For Eurodollar Rate Advances: with an initial Interest Period of months[6]

[Kmart][SRAC][7] hereby represent and warrant as follows:

a.	The representations and warranties made by each Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date of the Borrowing requested herein, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that (i) such representations or warranties are qualified by a materiality standard, in which case they are true and correct in all respects, (ii) such representations or warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date), and (iii) such representations relate to Section 5.01(f) of the Credit Agreement, in which case the representation is limited to clause (c) of the definition of “Material Adverse Effect”;

b.	No event has occurred and is continuing, or would result from the Borrowing requested herein or from the application of the proceeds therefrom, that constitutes a Default or an Event of Default;

c.	After giving effect to the Borrowing requested herein, the Total Extensions of Credit will not exceed the Line Cap;

d.	After giving effect to the Borrowing requested herein, Uncapped Excess Availability exceeds the lesser of (i) 10% of the Borrowing Base (without giving effect to clause (d) thereof), and (ii) $500,000,000; and

e.	[Pro Forma Uncapped Excess Availability shall be no less than 25% of the Borrowing Base.][No Debt described in Section 6.02(a)(vi) of the Credit Agreement is outstanding.][8]

[remainder of page intentionally blank]

[5]

Revolving Advances may be either Base Rate Advances or Eurodollar Rate Advances. Also specify whether the Borrowing is a Revolving Advance or a Swingline Advance. No Swingline Advance may be a Eurodollar Rate Advance.

[6]

The undersigned Borrower may request a Borrowing of Eurodollar Rate Advances with an Interest Period of one, two or three months, provided that (x) prior to the Termination Date, the Eurodollar Rate Advances may not be outstanding as part of more than seven separate Borrowings for Extending Lenders or more than seven separate Borrowings for Non-Extending Lenders, and (y) after the Termination Date until the Extended Termination Date, the Eurodollar Rate Advances may not be outstanding as part of more than ten separate Borrowings.

[7]	Identify Borrower requesting the Borrowing herein.
[8]	Select one of the two bracketed sentences as appropriate.

Very truly yours,

[KMART CORPORATION][SEARS ROEBUCK ACCEPTANCE CORPORATION], as a Borrower

By:
Name:
Title:

Signature Page to Notice of Borrowing

EXHIBIT B

ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [each, the] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) the portion of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto (including, without limitation, participations in L/C Obligations and Swingline Advances included in such facilities5) identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively

[1]

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.
[5]	Include all applicable subfacilities, if any.

as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

1. Assignor[s]:

2. Assignee[s]:

3.	Borrowers: Sears Roebuck Acceptance Corp., a Delaware corporation, and Kmart Corporation, a Michigan corporation.

4.	Agent: Bank of America, N.A., as the Agent under the Credit Agreement.

5.	Credit Agreement: Amended and Restated Credit Agreement dated as of May 21, 2009 (as such may be amended, modified, supplemented or restated hereafter, the “Credit Agreement”) by, among others, Sears Holdings Corporation, the Borrowers, the Lenders party thereto, Bank of America, N.A., as Agent, and Bank of America, N.A., Wells Fargo Retail Finance, LLC and General Electric Capital Corporation, as Co-Collateral Agents.

6.	Assigned Interest[s]:

Assignor[s][6]	Assignee[s][7]	Aggregate Amount of Commitment/ Advances for all Lenders[8]	Amount of Commitment/ Advances Assigned[9]	Percentage Assigned of Commitment/ Advances[10]
		$	$		%

		$	$		%

[7. Trade Date:	][11]

[6]	List each Assignor, as appropriate.
[7]	List each Assignee, as appropriate.
[8]

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[9]	Subject to minimum amount requirements pursuant to Section 9.07(a) of the Credit Agreement.
[10]	Set forth, to at least 4 decimals, as a percentage of the Commitment/Advances of all Lenders thereunder.
[11]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Effective Date:                     , 20     [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE DATE OF DELIVERY OF THIS ASSIGNMENT AND ACCEPTANCE FOR RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and][12] Accepted: BANK OF AMERICA, N.A., as Agent

By:
Name:
Title:

[12]	To the extent that the Agent’s consent is required under Section 9.07(a) of the Credit Agreement.

[Consented to:][13] SEARS ROEBUCK ACCEPTANCE CORP., as a Borrower

By:
Name:
Title:

KMART CORPORATION, as a Borrower

By:
Name:
Title:

[13]	To the extent required under Section 9.07(a) of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Loan Parties or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Loan Parties or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 9.07(a) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(j) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Agent, any Co-Collateral Agent, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) if it is a Lender that is organized under the laws of a jurisdiction other than that in which the Borrowers are residents for tax purposes, to the extent reasonably requested by the Agent, attached hereto are duly completed and executed by [the][such] Assignee, any U.S. Internal Revenue Services forms required under Section 2.15 of the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance upon the Agent, any Co-Collateral Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued up to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

4. Fees. This Assignment and Acceptance shall be delivered to the Agent with a processing and recordation fee of $3,500, to the extent required by the terms of the Credit Agreement, unless such fee has been waived by the Agent in its sole discretion.

EXHIBIT C

Sears Holdings Corporation Borrowing Base Certificate As of	Sears	Orchard Supply	Kmart	Date: Consolidated
Inventory per Stock Ledger	$—		$—	$—
Home Services	$—		$—	$—
Total Stock Ledger Inventory				$—
Less Ineligible Inventory:
Orchard Supply Hardware	$—		$—	$—
Consigned Inventory	$—		$—	$—
Inventory in Foreign Location	$—		$—	$—
Store Closure Sale inventory in excess of four weeks	$—		$—	$—
Inventory paid for in advance of shipment	$—		$—	$—
Live Plants, nursery, floral	$—		$—	$—
Candy	$—		$—	$—
Seafood	$—		$—	$—
Restaurant	$—		$—	$—
Readers Market	$—		$—	$—
Wholesaler Frt/Fees	$—		$—	$—
Gasoline	$—		$—	$—
Digital imaging, photo, and 1 hour lab (3rd party licensed business)	$—		$—	$—
50% Home Services	$—		$—	$—
Other	$—		$—	$—
Eligible Inventory Before Reserves
Less Inventory Reserves:
Shrink (Additional 0.5% of Retail Sales)	$—		$—	$—
In-Transit Reserve	$—		$—	$—
Total Imported In-Transit Inventory	$—		$—	$—
% Relating to SRAC L/C’s	0%		0%

SRAC L/C’s	$—		$—	$—
Add: SRAC L/C’s (net of 25% reserve)	$—		$—	$—
Net Eligible Inventory				$—
NOLV
Advance Rate (Lesser of 70% or 80% of NOLV)
Inventory Availability				$—
Eligible Credit Card Receivables	$—		$—	$—
Advance Rate		85%
Credit Card Availability				$—
Pharmacy Accounts Receivable	$—		$—	$—
Less Ineligibles:
Outstanding for more than 90 days past invoice date or 60 days past due	$—		$—	$—
Cross-Age	$—		$—	$—
Disputed Pharmacy Receivables	$—		$—	$—
Medicare, Medicaid, or other Governmental Authorities	$—		$—	$—
Receivables from Third Party Payor not authorized to conduct business in U.S.	$—		$—	$—
Other	$—		$—	$—
Net Eligible Pharmacy Accounts Receivable				—
Advance Rate
Third Party Pharmacy Accounts Receivable Availability				$—
Availability Reserves
Gift Card Liability (100%)	$—		$—	$—
2 Months Store Rent Reserve (Landlord Lien States WA, VA, PA)	$—		$—	$—
DC Rent Reserve (2 months)	$—		$—	$—
PACA/PASA	$—		$—	$—
Credit Card Receivables owed to PR (max of 1% of total CC A/R)	$—		$—	$—
Borrowing Base				$—

EXHIBIT D

EXECUTION COPY

AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

among

SEARS HOLDINGS CORPORATION,

SEARS, ROEBUCK AND CO.,

SEARS ROEBUCK ACCEPTANCE CORP.,

KMART HOLDING CORPORATION,

KMART MANAGEMENT CORPORATION,

KMART CORPORATION

and certain of their respective Subsidiaries,

as Grantors

and

BANK OF AMERICA, N.A.

WELLS FARGO RETAIL FINANCE, LLC

and

GENERAL ELECTRIC CAPITAL CORPORATION,

as Co-Collateral Agents

Dated as of May 21, 2009

-i-

SCHEDULES

Schedule 1	Grantors; Notice Addresses
Schedule 2	Perfection Matters
Schedule 3	Jurisdictions of Organization
Schedule 4.6	Bailees, Warehousemen, Etc.

-ii-

AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 21, 2009, among (a) each of the entities listed on Schedule 1 hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), and (b) Bank of America, N.A., Wells Fargo Retail Finance, LLC and General Electric Capital Corporation, as co-collateral agents (collectively in such capacity, the “Co-Collateral Agents”).

W I T N E S S E T H:

WHEREAS, Sears Holdings Corporation, a Delaware corporation (“Holdings”), Sears Roebuck Acceptance Corp., a Delaware corporation (“SRAC”), Kmart Corporation, a Michigan corporation (“Kmart Corp.” and together with SRAC, the “Borrowers”), the banks, financial institutions and other parties thereto as “Lenders” (the “Lenders”), Citicorp USA, Inc. and Bank of America, N.A., as syndication agents, Barclays Bank PLC, Lehman Commercial Paper Inc., HSBC Bank USA, Merrill Lynch Bank USA, Morgan Stanley Senior Funding, Inc., The Royal Bank of Scotland, PLC and Wachovia Bank National Association, as documentation agents, J.P. Morgan Securities Inc., Citigroup Global Marketers Inc., and Banc of America Securities LLC, as lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A., as administrative agent, are party to that certain U.S.$4,000,000,000 Five-Year Credit Agreement, dated as of February 22, 2005 (as amended, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement (as defined below), the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers are members of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, it was a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Existing Credit Agreement that the Grantors shall have executed and delivered that certain Guarantee and Collateral Agreement dated March 24, 2005 (the “Existing Guarantee and Collateral Agreement”), to the Agent for the ratable benefit of the Lenders;

WHEREAS, Holdings, the Borrowers, the Required Lenders (under and as defined in the Existing Credit Agreement), the Agent and the Co-Collateral Agents, desire to amend and restate the Existing Credit Agreement in its entirety pursuant to the terms of a certain Amended and Restated Credit Agreement, dated as of the date hereof (the “Credit Agreement”); and

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Grantors execute and deliver this Agreement.

1

NOW, THEREFORE, in consideration of the premises and to induce the Co-Collateral Agents and the other Credit Parties, party thereto, to enter into the Credit Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree that the Existing Guarantee and Collateral Agreement shall be amended and restated, without novation, in its entirety to read as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Account Debtor, Accounts, Chattel Paper, Control, Deposit Account, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Proceeds and Supporting Obligations.

(b) The following terms shall have the following meanings:

“Agreement”: this Amended and Restated Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Borrower Obligations”: with respect to any Borrower, the collective reference to the unpaid principal of and interest on the Advances and Reimbursement Obligations and all other obligations and liabilities of such Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of such Borrower’s Advances and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), to any Credit Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Cash Management Service, any Bank Product or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Co-Collateral Agent or to any other Credit Party that are required to be paid by such Borrower pursuant to the terms of any of the foregoing agreements, and all interest, reimbursement obligations, fees, indemnities, costs and expenses accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for any such amounts is allowed in such proceeding). For purposes of Section 2, Borrower Obligations shall be deemed to include any obligation of any Group Member (other than Sears Canada) that is not a Borrower in respect of Cash Management Services and Bank Products.

“Collateral”: as defined in Section 3.1.

“Control Co-Collateral Agent”: as defined in Section 7.4(b), or any successor thereto appointed after Bank of America, N.A. has resigned as a Co-Collateral Agent in accordance with the terms of the Credit Agreement.

“Copyrights”: (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith,

2

including, without limitation, all registrations, recordings and applications in the United States Copyright Office and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”: any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Credit Agreement”: as defined in the Recitals.

“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2), any other Loan Document, any Cash Management Service or any Bank Products to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Co-Collateral Agent or to any other Credit Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement, any other Loan Document, any Cash Management Service or any Bank Product, and all guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses, or otherwise, after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, are allowed in such proceeding).

“Guarantors”: the collective reference to each Grantor in its capacity as a guarantor pursuant to Section 2.

“Health Care Laws”: means all federal, state and local laws, rules, regulations, interpretations, guidelines, ordinances and decrees primarily relating to patient healthcare, any health care provider, medical assistance and cost reimbursement program, as now or at any time hereafter in effect, including, but not limited to, the Social Security Act, the Social Security Amendments of 1972, the Medicare-Medicaid Anti-Fraud and Abuse Amendments of 1977, the Medicare and Medicaid Patient and Program Protection Act of 1987 and HIPAA.

“HIPAA”: means the Health Insurance Portability and Accountability Act of 1996, as the same now exists or may hereafter from time to time be amended, modified, recodified or supplemented, together with all rules and regulations thereunder.

“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”: (i) in the case of each Borrower, its Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Patents”: (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, (ii) all

3

applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Patent License”: all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.

“Pharmaceutical Laws”: means federal, state and local laws, rules or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered, relating to dispensing, storing or distributing prescription medicines or products, including laws, rules or regulations relating to the qualifications of Persons employed to do the same.

“Prescription List”: means all right, title and interest of any Grantor in and to all prescription files maintained by it or on its behalf, including without limitation, all patient profiles, customer lists, customer information, and other records of prescriptions filled by it, in whatever form and wherever maintained by it or on its behalf, and all goodwill and other intangible assets arising from the maintenance of such records and the possession of the information contained therein.

“Securities Act”: the Securities Act of 1933, as amended.

“Software”: means all “software” are such term is defined in the New York UCC used by any Grantor to process, assemble, prepare for sale, market for sale, sell or otherwise dispose of the Collateral, other than software embedded in any category of goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Subsidiary Guarantor”: each Guarantor other than Holdings.

“Trademarks”: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (ii) the right to obtain all renewals thereof.

“Trademark License”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

1.2 Other Definitional Provisions. (a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

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SECTION 2. GUARANTEE

2.1 Guarantee. (a) Each of the Guarantors (other than the Borrowers) hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Control Co-Collateral Agent, for the ratable benefit of the Credit Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Borrower. Each Borrower hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Control Co-Collateral Agent, for the ratable benefit of the Credit Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each other Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of each such other Borrower.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor (other than, as to their respective Borrower Obligations, the Borrowers) hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Co-Collateral Agent or any other Credit Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations (other than contingent indemnification obligations for which no claim shall have then been asserted) and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding (unless the same has been cash collateralized in an amount equal to 105% of the aggregate then undrawn and unexpired amount of such Letters of Credit and all other Reimbursement Obligations or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lender have been provided in respect of such Letters of Credit) and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement any of the Borrowers may be free from any Borrower Obligations.

(e) No payment made by any of the Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by any Co-Collateral Agent or any other Credit Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of any of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until each of the Borrower Obligations (other than contingent indemnification obligations for which no claim shall have then been asserted) are paid in full, no Letter of Credit shall be outstanding (unless the same has been cash collateralized in an amount equal to 105% of the aggregate then undrawn and unexpired amount of such Letters of Credit and all other Reimbursement Obligations or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lender have been provided in respect of such Letters of Credit) and the Commitments are terminated.

2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder,

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such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Co-Collateral Agents and the other Credit Parties, and each Subsidiary Guarantor shall remain liable to the Co-Collateral Agents and the other Credit Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder. This Section 2.2 shall not apply to Sears in its capacity as a Guarantor of the Borrower Obligations of SRAC, or to Kmart in its capacity as a Guarantor of the Borrower Obligations of Kmart Corp.

2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Co-Collateral Agent or any other Credit Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Co-Collateral Agent or any other Credit Party against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Co-Collateral Agents or any other Credit Party for the payment of any of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution, reimbursement or indemnification from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, and notwithstanding the foregoing, in the event that any Guarantor possesses any such rights of subrogation, contribution, reimbursement or indemnification, all such rights shall in all respects be subordinated and junior in right of payment, until all amounts owing to the Co-Collateral Agents and the other Credit Parties by each of the Borrowers on account of its Borrower Obligations (other than contingent indemnification obligations for which no claim shall have then been asserted) are paid in full, no Letter of Credit shall be outstanding (unless the same has been cash collateralized in an amount equal to 105% of the aggregate then undrawn and unexpired amount of such Letters of Credit and all other Reimbursement Obligations or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lender have been provided in respect of such Letters of Credit) and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation, contribution, reimbursement or indemnification rights at any time when any of the Borrower Obligations (other than contingent indemnification obligations for which no claim shall have then been asserted) shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Co-Collateral Agents and the other Credit Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be transferred to the Agent’s Account (or as the Co-Collateral Agents may otherwise direct) in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Agent may determine.

2.4 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Co-Collateral Agents or any other Credit Party may be rescinded by the Co-Collateral Agents or such other Credit Party and any of the Borrower Obligations continued, and any of the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Co-Collateral Agents or any other Credit Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Co-Collateral Agents (or the Required Lenders or all Lenders, as the case may be) or any other Credit Party, if applicable, may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Co-Collateral Agents or any other Credit Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Co-Collateral Agents nor any other Credit

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Party shall have any obligation to any Loan Party or other Person, to protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5 Guarantee Absolute and Unconditional.

(a) Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Co-Collateral Agents or any other Credit Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Borrowers and any of the Guarantors, on the one hand, and the Co-Collateral Agents and the other Credit Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Borrowers or any of the Guarantors with respect to any of the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement, any other Loan Document, any Letter of Credit, any Cash Management Service, any Bank Product or any other document made, delivered or given in connection with any of the foregoing, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Co-Collateral Agents or any other Credit Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower or any other Person against any Co-Collateral Agent or any other Credit Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Co-Collateral Agents or any other Credit Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for any of the Borrower Obligations or any right of offset with respect thereto, and any failure by the Co-Collateral Agents or any other Credit Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any of the Borrowers, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Co-Collateral Agents or any other Credit Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

(b) The obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Co-Collateral Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document, any Letter of Credit, any Cash Management Service, any Bank Product or any other document made, delivered or given in connection with any of the foregoing or any other agreement, by any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than upon a written release of such

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Guarantor from the Co-Collateral Agents or upon the indefeasible payment in full in cash of all the Borrower Obligations after the Commitments have been terminated).

(c) The Co-Collateral Agents and the other Credit Parties may, at their election upon the occurrence and during the continuance of an Event of Default, foreclose on any Collateral held by one or more of them by one or more judicial or non-judicial sales, accept an assignment of any such Collateral in lieu of foreclosure, compromise or adjust any part of the Borrower Obligations, make any other accommodation with any Guarantor, or exercise any other right or remedy available to them against any Guarantor, without affecting or impairing in any way the liability of any other Guarantor hereunder except to the extent that all the Borrower Obligations (other than contingent indemnification obligations for which no claim shall have then been asserted) have been indefeasibly paid in full in cash and the Commitments have been terminated. Each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any other Guarantor, as the case may be, or any Collateral.

2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Co-Collateral Agents or any other Credit Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid without set-off or counterclaim in Dollars, to the Agent’s Account, or such other account as the Co-Collateral Agents may designate in accordance with Section 9.02 of the Credit Agreement.

SECTION 3. GRANT OF SECURITY INTEREST

3.1 Collateral; Grant of Security Interest. Each Grantor hereby grants to the Control Co-Collateral Agent, for the ratable benefit of the Credit Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a)	all Credit Card Accounts Receivable;

(b)	all Pharmacy Receivables;

(c)	all Inventory;

(d)	all Chattel Paper relating to Credit Card Accounts Receivable and Pharmacy Receivables;

(e)	all Instruments relating to Credit Card Accounts Receivable and Pharmacy Receivables;

(f)	all Prescription Lists;

(g)	all Documents relating to all Inventory;

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(h)	all Deposit Accounts;

(i)	all cash and cash equivalents;

(j)	all books and records pertaining to the Collateral; and

(k)	to the extent not otherwise included, all Proceeds, insurance claims, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

3.2 No Assumption of Liability. The security interest in the Collateral, granted to the Co-Collateral Agents is granted as security only and shall not subject the Co-Collateral Agents or any other Credit Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Co-Collateral Agents and certain other Credit Parties to enter into the Credit Agreement and to induce the Lenders and the Swing Line Lender to make their respective extensions of credit to the Borrowers thereunder and the Issuing Lender to issue the Letters of Credit, each Grantor hereby represents and warrants to the Co-Collateral Agents and the other Credit Parties that:

4.1 Title; No Other Liens. Except for the security interest granted to the Control Co-Collateral Agent for the ratable benefit of the Credit Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Control Co-Collateral Agent, for the ratable benefit of the Credit Parties, pursuant to this Agreement or as are permitted by the Credit Agreement. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, transfer and/or grant licenses to third parties to use Intellectual Property owned, licensed to or developed by a Grantor so long as such conveyances and/or licenses do not materially impair the license of the Control Co-Collateral Agent in and to such Intellectual Property. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property.

4.2 Perfected First Priority Liens.

(a) The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Co-Collateral Agents in completed and, if applicable, duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Control Co-Collateral Agent, for the ratable benefit of the Credit Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof other than Permitted Liens having priority over the Liens of the Control Co-Collateral Agent pursuant to applicable law.

(b) Each Co-Collateral Agent hereby appoints the other Co-Collateral Agents, and each hereby agrees to serve, as agent and bailee for the others for the limited purpose of perfecting their respective security interests, granted for the benefit of the Credit Parties, on the Collateral which may at

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any time be in its possession during the term of this Agreement, including, without limitation any rights with respect to Deposit Accounts, Documents or other Collateral which is perfected by “control” under the New York UCC or any other applicable jurisdiction.

4.3 Jurisdiction of Organization. On the date hereof, such Grantor’s jurisdiction of organization and identification number from the jurisdiction of organization (if any) are specified on Schedule 3. Such Grantor has furnished to the Co-Collateral Agents a charter, certificate of incorporation or other formation document and good standing certificate as of a date which is recent to the date hereof.

4.4 Credit Card Accounts Receivable and Pharmacy Receivables.

(a) No amount payable to such Grantor under or in connection with any Credit Card Accounts Receivable or Pharmacy Receivables is evidenced by any Instrument or Chattel Paper which has not been delivered to the Co-Collateral Agents.

(b) None of the obligors on any Credit Card Accounts Receivable is a Governmental Authority.

(c) Each Eligible Credit Card Accounts Receivable is a bona fide existing payment obligation of a credit card payment processor or an issuer of credit cards to a Grantor resulting from charges by a customer of a Grantor on credit cards issued by such issuer in connection with the sale of goods by such Grantor, or services performed by such Grantor, in each case in the ordinary course of its business.

(d) Each Eligible Pharmacy Receivable represents a bona fide existing interest in or claim relating to a policy of insurance which is a right of a Grantor to payment of a monetary obligation for healthcare goods sold by such Grantor, or services provided by such Grantor, in each case in the ordinary course of its business.

(e) Except as would not be reasonably expected to result in a Material Adverse Effect, there are no facts, events or occurrences which would impair the validity of any Credit Card Accounts Receivable or any Pharmacy Receivables, or tend to reduce the amount payable thereunder from the face amount of the claim or invoice or statements delivered to the Agent with respect thereto (other than arising in the ordinary course of business).

4.5 Related Intellectual Property. Such Grantor owns or has a license to use all Intellectual Property which is reasonably necessary to sell the Collateral in the ordinary course. Such Grantor shall take all reasonable and necessary steps to maintain and preserve the benefit of each Trademark License, Copyright License and Patent License which relates to Intellectual Property to the extent that the use of such Intellectual Property would be reasonably necessary in connection with the Co-Collateral Agents’ enforcement of any of its remedies under the Loan Documents. Except for consents which have been obtained, such Grantor does not own any Eligible Inventory which is subject to any Copyright License, Trademark License or Patent License or other agreement with any third party which would require any consent of any third party upon sale or disposition of that Eligible Inventory where such sale or disposition is made pursuant to a going-out-of-business sale, orderly liquidation or similar sale, in each case, to the extent such going-out-of-business sale, orderly liquidation or similar sale is conducted at the Stores, and such Grantor will promptly deliver notice to the Co-Collateral Agents upon entering into any Copyright License, Trademark License or Patent License or amendment thereto which would require any such consent.

4.6 [Intentionally Omitted].

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4.7 Dealer Store Inventory. Except as would not be reasonably expected to result in a Material Adverse Effect, (a) all of the Inventory at each Dealer Store is owned by a Grantor free and clear of any and all Liens or claims of others except as permitted under the Credit Agreement, and (b) all such Inventory is subject to a legal, valid and perfected security interest in favor of the applicable Grantor, which is prior to any other Lien on such Inventory.

4.8 Pharmaceutical Laws.

(a) The Grantors have obtained all permits, licenses and other authorizations which are required with respect to the ownership and operations of their businesses under any Pharmaceutical Law, except where the failure to obtain such permits, licenses or other authorizations would not reasonably be expected to have a Material Adverse Effect.

(b) The Grantors are in compliance with all terms and conditions of all such permits, licenses, orders and authorizations, and are also in compliance with all Pharmaceutical Laws, including all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Pharmaceutical Laws, except where the failure to comply with such terms, conditions or laws would not reasonably be expected to have a Material Adverse Effect.

(c) None of the Grantors have any liabilities, claims against them, and presently outstanding notices imposed or based upon any provision of any Pharmaceutical Law, except for such liabilities, claims, citations or notices which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

4.9 HIPAA Compliance.

(a) To the extent that and for so long as a Grantor is a “covered entity” within the meaning of HIPAA, and except as would not be reasonably expected to result in a Material Adverse Effect, such Grantor (i) has undertaken or will promptly undertake all applicable surveys, audits, inventories, reviews, analyses and/or assessments (including any required risk assessments) of all areas of its business and operations required by HIPAA and/or that could be adversely affected by failure of such Grantor to be HIPAA Compliant (as defined below); (ii) has developed or will promptly develop a detailed plan and time line for becoming HIPAA Compliant (a “HIPAA Compliance Plan”); and (iii) has implemented or will implement those provisions of such HIPAA Compliance Plan in all material respects necessary to ensure that such Grantor is or becomes HIPAA Compliant.

(b) For purposes hereof, “HIPAA Compliant” shall mean that a Grantor to the extent legally required (i) is or will use commercially reasonable efforts to be in compliance in all material respects with each of the applicable requirements of the so-called “Administrative Simplification” provisions of HIPAA on and as of each date that any part thereof, or any final rule or regulation thereunder, becomes effective in accordance with its or their terms, as the case may be (each such date, a “HIPAA Compliance Date”) and (ii) is not and could not reasonably be expected to become, as of any date following any such HIPAA Compliance Date, the subject of any civil or criminal penalty, process, claim, action or proceeding, or any administrative or other regulatory review, survey, process or proceeding (other than routine surveys or reviews conducted by any government health plan or other accreditation entity) that could result in any of the foregoing or that has or could reasonably be expected to have a Material Adverse Effect.

4.10 Compliance with Health Care Laws.

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(a) Except as would not reasonably be expected to result in a Material Adverse Effect, each Grantor is in compliance with all Health Care Laws, including all Medicare and Medicaid program rules and regulations applicable to it. Without limiting the generality of the foregoing, except as would not be expected to result in a Material Adverse Effect, no Grantor has received notice of any violation of any provisions of the Medicare and Medicaid Anti-Fraud and Abuse or Anti-Kickback Amendments of the Social Security Act (presently codified in Section 1128(B)(b) of the Social Security Act) or the Medicare and Medicaid Patient and Program Protection Act of 1987.

(b) Except as would not reasonably be expected to result in a Material Adverse Effect, each Grantor has maintained all records required to be maintained by the Joint Commission on Accreditation of Healthcare Organizations, the Food and Drug Administration, Drug Enforcement Agency and State Boards of Pharmacy and the Federal and State Medicare and Medicaid programs as required by the Health Care Laws or other applicable law or regulation and each Grantor and the owners of the facilities and other businesses managed by any Grantor have all permits, licenses, franchises, certificates and other approvals or authorizations of Governmental Authority as are required under Health Care Laws and such insurance laws and regulations, as are applicable thereto.

4.11 Prescription Lists. Except as provided under applicable law, including any applicable Health Care Laws, Pharmaceutical Laws and privacy laws, and except as would not be expected to result in a Material Adverse Effect, (i) there are no limitations or restrictions on the rights of any Grantor to sell, transfer or otherwise assign any Prescription List to any third party; and (ii) each Prescription List is in good and marketable condition.

SECTION 5. COVENANTS

Each Grantor covenants and agrees with the Co-Collateral Agents and the other Credit Parties that, until the Obligations (other than contingent indemnification obligations for which no claim shall have then been asserted) shall have been paid in full, no Letter of Credit shall be outstanding (unless the same has been cash collateralized in an amount equal to 105% of the aggregate then undrawn and unexpired amount of such Letters of Credit and all other Reimbursement Obligations or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lender have been provided in respect of such Letters of Credit) and the Commitments shall have terminated:

5.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Chattel Paper or transferable records, such Instrument, Chattel Paper or transferable records, shall be promptly delivered to the Control Co-Collateral Agent, duly indorsed in a manner satisfactory to the Control Co-Collateral Agent, to be held as Collateral pursuant to this Agreement.

5.2 Maintenance of Insurance. Such Grantor will maintain insurance as and to the extent required under the Credit Agreement.

5.3 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

(b) At any time and from time to time, upon the written request of the Co-Collateral Agents, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Co-Collateral

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Agents may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) to the extent applicable, taking any actions necessary to enable the Co-Collateral Agents to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

5.4 Changes in Name, etc. Such Grantor will not, except upon 15 days’ prior written notice to the Co-Collateral Agents and delivery to the Co-Collateral Agents of all additional financing statements and other documents reasonably requested by the Co-Collateral Agents to maintain the validity, perfection and priority of the security interests provided for herein, change its organizational form from that of a registered entity to an unregistered entity (or from an unregistered entity to a registered entity) or change its jurisdiction of organization from that referred to in Section 4.3. Such Grantor will provide 15 days’ prior written notice to the Co-Collateral Agents of any change in its name or organizational form (other than changes in organizational form referred to in the immediately preceding sentence).

SECTION 6. REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Credit Card Accounts Receivable and Pharmacy Receivables. (a) At any time after the occurrence and during the continuance of a Cash Dominion Event, any payments of Credit Card Accounts Receivable and Pharmacy Receivables, when collected by any Grantor, shall be transferred and maintained in accordance with Section 6.01(m) of the Credit Agreement.

(b) At the Co-Collateral Agents’ request, at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Co-Collateral Agents all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Credit Card Accounts Receivable and the Pharmacy Receivables, including, without limitation, all original orders, invoices and shipping receipts.

6.2 Communications with Obligors; Grantors Remain Liable. (a) Each Co-Collateral Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Credit Card Accounts Receivable and the Pharmacy Receivables to verify with them to such Co-Collateral Agent’s satisfaction the existence, amount and terms of any Credit Card Accounts Receivable and Pharmacy Receivables.

(b) Upon the request of the Co-Collateral Agents at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Credit Card Accounts Receivable and the Pharmacy Receivables that the Credit Card Accounts Receivable and the Pharmacy Receivables have been assigned to the Co-Collateral Agents for the ratable benefit of the Credit Parties and that payments in respect thereof shall be made directly to the Co-Collateral Agents.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Credit Card Accounts Receivable and the Pharmacy Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Co-Collateral Agent nor any other Credit Party shall have any obligation or liability under any Credit Card Accounts Receivable or Pharmacy Receivables (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any Co-Collateral Agent or any other Credit Party of any payment relating thereto, nor shall any Co-Collateral Agent or any other Credit Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Credit Card Accounts Receivable or Pharmacy Receivables (or any

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agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3 [Intentionally Omitted].

6.4 Application of Proceeds. If an Event of Default shall have occurred and be continuing, and the Obligations shall have been accelerated or a Liquidation shall have been commenced, the Agent shall apply all or any part of Proceeds constituting Collateral, whether or not held in the Agent’s Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

First, to pay all incurred and unpaid fees, expenses, indemnities, and other amounts (including fees, charges and disbursements of counsel to the Agent and the Co-Collateral Agents) payable to the Agent and the Co-Collateral Agents (each in its capacity as such) under the Loan Documents, pro rata among such Persons according to the amounts of such Obligations then due and owing and remaining unpaid to each;

Second, to pay all incurred and unpaid expenses, indemnities, and other amounts (other than principal, interest and fees, and Obligations relating to Cash Management Services and Bank Products) payable to the Lenders, the Swingline Lender and the Issuing Lenders (including fees, charges and disbursements of counsel to the respective Lenders, the Swingline Lender and the Issuing Lenders and amounts payable under Section 2.12), under the Loan Documents, pro rata among such Persons according to the amounts of such Obligations then due and owing and remaining unpaid to each;

Third, to pay all accrued and unpaid interest on all Permitted Overadvances, to the Agent or pro rata among the Lenders, as applicable, according to the amounts of such Obligations then due and owing and remaining unpaid to each;

Fourth, to pay all the unpaid principal on all Permitted Overadvances, to the Agent or pro rata among the Lenders, as applicable, according to the amounts of such Obligations then due and owing and remaining unpaid to each;

Fifth, to pay all accrued and unpaid interest on the Swingline Advances (to the extent that Swingline Advances have not been refinanced by a Revolving Advance);

Sixth, to pay all the unpaid principal of the Swingline Advances (to the extent that Swingline Advances have not been refinanced by a Revolving Advance);

Seventh, to pay all accrued and unpaid interest on all Advances, and fees, payable to the Lenders and the Issuing Lenders under the Loan Documents, pro rata among such Persons according to the amounts of such Obligations then due and owing and remaining unpaid to each;

Eighth, to pay all the unpaid principal on all Advances, pro rata among the Lenders according to the amounts of such Obligations then due and owing and remaining unpaid to the Lenders;

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Ninth, to pay all other amounts then due and owing and remaining unpaid in respect of the Obligations (other than Obligations relating to Cash Management Services and Bank Products), pro rata among the Lenders according to the amounts of the Obligations (other than Obligations relating to Cash Management Services and Bank Products) then due and owing and remaining unpaid to the Lenders;

Tenth, to the applicable Lenders or Affiliates thereof towards the payment of amounts then due and owing and remaining unpaid in respect of Cash Management Services and the prepayment, settlement and termination of Cash Management Services, pro rata among the applicable Lenders and Affiliates thereof according to the amounts then due and owing and remaining unpaid in respect of Cash Management Services;

Eleventh, to the applicable Lenders or Affiliates thereof towards the payment of amounts then due and owing and remaining unpaid in respect of Bank Products, pro rata among the applicable Lenders and Affiliates thereof according to the amounts that would become due and owing upon the prepayment, settlement and termination of such Bank Products; and

Twelfth, any balance remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding (unless the same has been cash collateralized in an amount equal to 105% of the aggregate then undrawn and unexpired amount of such Letters of Credit and all other Reimbursement Obligations or back-to-back letters of credit from an issuer and on terms acceptable to the Issuing Lender have been provided in respect of such Letters of Credit) and the Commitments shall have terminated shall be paid over to the Borrowers or to whomsoever may be lawfully entitled to receive the same.

6.5 Code and Other Remedies. (a) If an Event of Default shall occur and be continuing, the Co-Collateral Agents, on behalf of the Credit Parties, may (and at the direction of the Required Lenders shall) exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Co-Collateral Agents, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may (and at the direction of the Required Lenders shall) in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Co-Collateral Agent or any Credit Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor. The Co-Collateral Agents or any other Credit Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, stay, valuation or appraisal on the part of any Grantor, which right or equity is hereby waived and released, and may credit against the purchase price the amount of any claim then due and payable from any Grantor on account of the Obligations owed to the Co-Collateral Agents or any other Credit Party, and the Co-Collateral Agents or such other Credit Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. Each Grantor further agrees, at the Co-Collateral Agents’ request, to assemble the Collateral and make it available to the Co-Collateral Agents at the Grantor’s sole risk and expense, at places which the Co-Collateral Agents shall reasonably select,

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whether at such Grantor’s premises or elsewhere. The Co-Collateral Agents shall apply the net proceeds of any action taken by it pursuant to this Section 6.5, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Co-Collateral Agents and the other Credit Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in the order set forth in Section 6.4, and only after such application and after the payment by the Co-Collateral Agents of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Co-Collateral Agents account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Co-Collateral Agent or any other Credit Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. No Co-Collateral Agent shall be obligated to make any sale or other disposition of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Collateral shall have been given. The Co-Collateral Agents may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Co-Collateral Agents may fix and state in the notice of such sale. If any of the Collateral is sold, leased, or otherwise disposed of by the Co-Collateral Agents on credit, the Obligations shall not be deemed to have been reduced as a result thereof unless and until payment is finally received thereon by the Co-Collateral Agents.

(b) If an Event of Default shall occur and be continuing, with respect to any Collateral consisting of Inventory, the Co-Collateral Agents may conduct one or more going out of business sales, in the Co-Collateral Agents’ own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Co-Collateral Agents and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Co-Collateral Agents or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Co-Collateral Agents or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. Each purchaser at any such going out of business sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

(c) If an Event of Default shall occur and be continuing, with respect to any Collateral consisting of Accounts, the Co-Collateral Agents may: (i) demand, collect and receive any amounts relating thereto, as the Co-Collateral Agents may reasonably determine; (ii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof; (iii) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Co-Collateral Agents may reasonably deem appropriate; (iv) without limiting the Co-Collateral Agents’ rights set forth in Section 7.1, receive, open and dispose of mail addressed to any Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of such Grantor; and (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Co-Collateral Agents were the absolute owner thereof for all purposes.

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(d) If an Event of Default shall occur and be continuing, with or without legal process and with or without prior notice or demand for performance, the Co-Collateral Agents may enter upon, occupy, and use any premises owned or occupied by each Grantor. The Co-Collateral Agents shall not be required to remove any of the Collateral from any such premises upon the Co-Collateral Agents taking possession thereof, and may render any Collateral unusable to the Grantors. In no event shall the Co-Collateral Agents be liable to any Grantor for use or occupancy by the Co-Collateral Agents of any premises pursuant to this Section 6.5, nor for any charge (such as wages for the Grantors’ employees and utilities) reasonably incurred in connection with the Co-Collateral Agents’ exercise of the Co-Collateral Agents’ rights and remedies hereunder.

(e) For purposes of this Section 6.5, a written and fully executed agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof. The Co-Collateral Agents shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Co-Collateral Agents shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.

(f) To the extent permitted by applicable law, each Grantor hereby waives all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

6.6 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Co-Collateral Agents or any other Credit Party to collect such deficiency.

6.7 Grant of License in Intellectual Property, Software and other Assets.

(a) For the purpose of enabling the Co-Collateral Agents to exercise the rights and remedies under Section 6 at such time as the Co-Collateral Agents shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby (i) assigns and transfers to the Co-Collateral Agents and grants each Co-Collateral Agent, for the benefit of the Co-Collateral Agents and the other Credit Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or any other compensation to such Grantor or any Affiliate of such Grantor) to use, license or sublicense, any Related Intellectual Property now owned or licensed or hereafter owned, licensed or otherwise acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (ii) irrevocably agrees that the Co-Collateral Agents may sell any of such Grantor’s Inventory directly to any Person, including, without limitation, Persons who have previously purchased such Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Co-Collateral Agents’ rights under this Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Co-Collateral Agents may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein; provided that, notwithstanding the foregoing, except as provided in any agreement between the Control Co-Collateral Agent and the owner or licensor of such Intellectual Property, this Agreement shall not constitute a license to use, license or sublicense, any Intellectual Property to the extent such license or sublicense is prohibited by or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such Intellectual Property, except to the extent that (x) the term in such contract, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is

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ineffective under applicable law, or (y) the contract, license, agreement, instrument or other document pursuant to which such Grantor was granted its rights to any such Intellectual Property was issued by a Subsidiary or Affiliate of such Grantor (and is not subject to an applicable constraint in an over-license or other agreement with a third party).

(b) For the purpose of enabling the Co-Collateral Agents to exercise the rights and remedies under Section 6 at such time as the Co-Collateral Agents shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby assigns and transfers to the Co-Collateral Agents and grants to the Co-Collateral Agents, for the benefit of the Co-Collateral Agents and the other Credit Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or any other compensation to such Grantor or any other Person) to use, license or sublicense, any Software now owned or licensed or hereafter owned, licensed or otherwise acquired by such Grantor; provided that, notwithstanding the foregoing, except as provided in any agreement between the Control Co-Collateral Agent and the owner or licensor of such Software, this Agreement shall not constitute a license to use, license or sublicense, any Software to the extent such license or sublicense is prohibited by or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such Software, except to the extent that (i) the term in such contract, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law, or (ii) the contract, license, agreement, instrument or other document pursuant to which such Grantor was granted its rights to any such Software was issued by a Subsidiary or Affiliate of such Grantor (and is not subject to an applicable constraint in an over-license or other agreement with a third party).

(c) Without duplication of the rights granted to the Co-Collateral Agents in clauses (a) and (b) of this Section 6.7, and for the purpose of enabling the Co-Collateral Agents to exercise the rights and remedies under Section 6 at such time as the Co-Collateral Agents shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby assigns and transfers to the Co-Collateral Agents and grants to the Co-Collateral Agents, for the benefit of the Co-Collateral Agents and the other Credit Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty, rent or any other compensation to such Grantor or any other Person), to use, license or sublicense, any real property or personal property of such Grantor which does not constitute Collateral, including but not limited to, all Equipment, Fixtures, General Intangibles and Goods, whether now or hereafter owned, leased or occupied by such Grantor; provided that, notwithstanding the foregoing, except as provided in any agreement between the Control Co-Collateral Agent and the owner or licensor of such real or personal property, this Agreement shall not constitute a license to use, license or sublicense, any real or personal property to the extent such license or sublicense is prohibited by or results in the termination of or requires any consent not obtained under, any lease, contract, license, agreement, instrument or other document evidencing or giving rise to such property or any rights therein, except to the extent that (i) the term in such lease, contract, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law, or (ii) the contract, license, agreement, instrument or other document pursuant to which such Grantor was granted its rights to any such real property or personal property was issued by a Subsidiary or Affiliate of such Grantor (and is not subject to an applicable constraint in an over-license or other agreement with a third party).

SECTION 7. THE CO-COLLATERAL AGENTS

7.1 Co-Collateral Agent’s Appointment as Attorney-in-Fact, etc.

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(a) Each Grantor hereby irrevocably constitutes and appoints each Co-Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives each Co-Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Credit Card Accounts Receivable and Pharmacy Receivables or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Co-Collateral Agents for the purpose of collecting any and all such moneys due under any Credit Card Accounts Receivable and Pharmacy Receivables or with respect to any other Collateral whenever payable;

(ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iii) execute, in connection with any sale provided for in Section 6.5, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iv) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent, or as the Co-Collateral Agents shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Co-Collateral Agents may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Co-Collateral Agents were the absolute owner thereof for all purposes, and do, at the Co-Collateral Agents’ option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Co-Collateral Agents deems necessary to protect, preserve or realize upon the Collateral and the Co-Collateral Agents’ and the other Credit Parties security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Co-Collateral Agents agree that they will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

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(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Co-Collateral Agents, at their option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) Without limitation to any Co-Collateral Agent’s or any other Credit Party’s rights to payment, reimbursement or indemnification under any other Loan Document, the expenses of the Co-Collateral Agents incurred in connection with actions undertaken as provided in Sections 7.1 and 8.4, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due Base Rate Advances made by Extending Lenders under the Credit Agreement, from the date of payment by any such Co-Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Co-Collateral Agents on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2 Duty of Co-Collateral Agents. Each Co-Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as such Co-Collateral Agent deals with similar property for its own account. Neither the Co-Collateral Agents nor any other Credit Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Co-Collateral Agents and the other Credit Parties hereunder are solely to protect the Co-Collateral Agents’ and the other Credit Parties interests in the Collateral and shall not impose any duty upon the Co-Collateral Agents or any other Credit Party to exercise any such powers. The Co-Collateral Agents and the other Credit Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct, as determined by a final and non-appealable judgment of a court of competent jurisdiction.

7.3 Execution of Financing Statements. Each Grantor authorizes the Co-Collateral Agents to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Co-Collateral Agents determine appropriate to perfect the security interests of the Co-Collateral Agents under this Agreement. Each Grantor hereby ratifies and authorizes the filing by the Co-Collateral Agents of any financing statement with respect to the Collateral made prior to the date hereof.

7.4 Authority of the Co-Collateral Agents and the Control Co-Collateral Agent.

(a) Each Grantor acknowledges that the rights and responsibilities of the Co-Collateral Agents under this Agreement with respect to any action taken by the Co-Collateral Agents or the exercise or non-exercise by the Co-Collateral Agents of any request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Co-Collateral Agents and the other Credit Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Co-Collateral Agents and the Grantors, the Co-Collateral Agents shall be conclusively presumed to be acting as agent for the Credit Parties with full

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and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

(b) Wells Fargo Retail Finance, LLC and General Electric Capital Corporation hereby appoint Bank of America, N.A., in its capacity as a Co-Collateral Agent, as agent to the Co-Collateral Agents for purposes of filing financing statements and entering into Blocked Account Agreements and other control agreements, in connection with the perfection of a security interest in the Collateral which was granted for the benefit of the Credit Parties (the “Control Co-Collateral Agent”). Each Grantor acknowledges that any and all actions to be taken by the Co-Collateral Agents hereunder shall be taken individually by the Control Co-Collateral Agent, and all such actions shall have the full force and effect as though taken jointly by all the Co-Collateral Agents.

SECTION 8. MISCELLANEOUS

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.01 of the Credit Agreement.

8.2 Notices . All notices, requests and demands to or upon the Co-Collateral Agents or any Grantor hereunder shall be effected in the manner provided for in Section 9.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 1.

8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Co-Collateral Agents nor any other Credit Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Co-Collateral Agent or any other Credit Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Co-Collateral Agents or any other Credit Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Co-Collateral Agents or such other Credit Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4 Enforcement Expenses; Indemnification. Without limitation to any Co-Collateral Agent’s or any other Credit Party’s rights to payment, reimbursement or indemnification under any other Loan Document:

(a) each Grantor jointly and severally agrees to pay or reimburse each Co-Collateral Agent and the other Credit Parties for all their costs and expenses incurred in collecting against any Grantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents, including, without limitation, the fees and disbursements of the Credit Parties’ counsel in accordance with the terms of the Credit Agreement;

(b) each Grantor agrees to pay, and to save the Co-Collateral Agents and the other Credit Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to

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any of the Collateral or in connection with any of the transactions contemplated by this Agreement and the other Loan Documents;

(c) each Grantor agrees to pay, and to save the Co-Collateral Agents and the other Credit Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the other Loan Documents to the extent the Borrowers would be required to do so pursuant to Section 9.04 of the Credit Agreement; and

(d) to the fullest extent permitted by applicable Law, no Grantor shall assert, and each Grantor hereby waives, any claim against any Co-Collateral Agent and the other Credit Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, or the transactions contemplated hereby or thereby. No Co-Collateral Agent or any other Credit Party shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by any such Co-Collateral Agent or other Credit Party through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Co-Collateral Agent or other Credit Party as determined by a final and non-appealable judgment of a court of competent jurisdiction.

The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents, the termination of the Commitments, the release of the Collateral from the Liens created hereby and the termination of this Agreement.

8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Co-Collateral Agents and the other Credit Parties and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Co-Collateral Agents.

8.6 Set-Off. Each Grantor hereby irrevocably authorizes each Co-Collateral Agent and each of the other Credit Parties at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, at any time held or owing by any such Co-Collateral Agent or other Credit Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Co-Collateral Agent or other Credit Party may elect, against and on account of the obligations and liabilities of such Grantor to such Co-Collateral Agent or other Credit Party hereunder and claims of every nature and description of such Co-Collateral Agent or other Credit Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document, any Cash Management Services, any Bank Product or otherwise, as such Co-Collateral Agent or other Credit Party may elect, whether or not any Co-Collateral Agent or any other Credit Party has made any demand for payment. The applicable Co-Collateral Agent or Credit Party shall notify such Grantor promptly of any such set-off and the application made by such Co-Collateral Agent or other Credit Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Co-Collateral Agents and the other Credit Parties under this

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Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Co-Collateral Agents and the other Credit Parties may have.

8.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or electronic mail of “PDF” file shall be effective as delivery of a manually executed counterpart of this Agreement.

8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Co-Collateral Agents and the other Credit Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Co-Collateral Agents or the other Credit Parties relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

8.12 [Intentionally Omitted].

8.13 Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) neither the Co-Collateral Agents nor any other Credit Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement, any of the other Loan Documents, any Cash Management Service or any Bank Product, and the relationship between the Grantors, on the one hand, and the Co-Collateral Agents and the other Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Credit Parties or among the Grantors and the Credit Parties.

8.14 Additional Grantors. Each Subsidiary of the Borrowers that is required to become a party to this Agreement pursuant to Section 6.01(i) of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

23

8.15 Releases. (a) This Agreement, the Lien in favor of the Co-Collateral Agents (for the benefit of the Credit Parties) and all other security interests granted hereby shall terminate with respect to all Obligations when (i) the Commitments shall have expired or been terminated, (ii) the principal of and interest on each Loan and all fees and other Obligations (other than (A) contingent indemnification obligations for which claims have not been asserted and (B) unless the Obligations have been accelerated as a result of the occurrence of any Event of Default or the Loan Parties are liquidating substantially all of their assets, subject to the first proviso hereto, Obligations in respect of Bank Products and Cash Management Services) shall have been indefeasibly paid in full in cash, and (iii) all Letters of Credit shall have (A) expired or terminated and have been reduced to zero, (B) been Cash Collateralized to the extent required by the Credit Agreement, or (C) been supported by another letter of credit in a manner reasonably satisfactory to the Issuing Lender and the Co-Collateral Agents, provided, however, that in connection with the termination of this Agreement, the Co-Collateral Agents may require such indemnities or, in the case of the succeeding clause (y) only, collateral security as they shall reasonably deem necessary or appropriate to protect the Credit Parties against (x) loss on account of credits previously applied to the Obligations that may subsequently be reversed or revoked, and (y) any Obligations that may then exist or thereafter arise with respect to Bank Products and Cash Management Services to the extent not provided for thereunder; provided, further, that this Agreement and the security interest granted herein shall be reinstated if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Credit Party upon the bankruptcy or reorganization of any Borrower, Grantor or other Loan Party. At the request and sole expense of any Grantor following any such termination, the Co-Collateral Agents shall deliver to such Grantor any Collateral held by the Co-Collateral Agents hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Collateral shall be released from the Liens created hereby without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to such Grantor or its transferee, as the case may be, and the Co-Collateral Agents, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrowers, the Co-Collateral Agents shall release any Grantor from its obligations hereunder, including, without limitation, its obligations pursuant to Section 2 hereof, and shall execute and deliver to the Borrowers all releases or other documentation reasonably necessary or desirable to evidence such release, in the event that all the equity interest of such Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement and/or in the event that such Grantor shall dispose of all or substantially all of its assets and shall cease to own any Collateral.

8.16 Jurisdiction, Etc.

(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Grantor hereby irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties hereto by registered or certified mail, postage prepaid, to Holdings at its address specified pursuant to Section 9.02 of the Credit Agreement. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions

24

by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents in the courts of any jurisdiction.

(b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

8.17 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE ACTIONS OF THE AGENT, THE CO-COLLATERAL AGENTS OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

8.18 Existing Guarantee and Collateral Agreement. This Agreement shall amend and restate the Existing Guarantee and Collateral Agreement in its entirety, and the rights and obligations of the parties under the Existing Guarantee and Collateral Agreement shall be subsumed within and be governed by this Agreement; provided, however, that the Co-Collateral Agents and the Grantors hereby agree that A&E Factory Services, LLC and Orchard Supply Hardware Corporation have been released from, and shall not be deemed a Grantor under, this Agreement.

[Remainder of page intentionally left blank]

25

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

Grantors:
SEARS ROEBUCK ACCEPTANCE CORP.

By:
Name:
Title:

KMART CORPORATION

By:
Name:
Title:

SEARS HOLDINGS CORPORATION

By:
Name:
Title:

A&E HOME DELIVERY, LLC

By:
Name:
Title:

A&E LAWN & GARDEN, LLC

By:
Name:
Title:

A&E SIGNATURE SERVICE, LLC

By:
Name:
Title:

Signature Page to Amended and Restated Guarantee and Collateral Agreement

CALIFORNIA BUILDER APPLIANCES, INC.

By:
Name:
Title:

FLORIDA BUILDER APPLIANCES, INC.

By:
Name:
Title:

KLC, INC.

By:
Name:
Title:

KMART HOLDING CORPORATION

By:
Name:
Title:

KMART MANAGEMENT CORPORATION

By:
Name:
Title:

KMART OF MICHIGAN, INC.

By:
Name:
Title:

KMART OF WASHINGTON LLC

By:
Name:
Title:

Signature Page to Amended and Restated Guarantee and Collateral Agreement

KMART STORES OF ILLINOIS LLC

By:
Name:
Title:

KMART STORES OF TEXAS LLC

By:
Name:
Title:

KMART.COM LLC

By:
Name:
Title:

LANDS’ END, INC.

By:
Name:
Title:

LANDS’ END DIRECT MERCHANTS, INC.

By:
Name:
Title:

MYGOFER LLC

By:	Kmart Corporation, its Sole Member

By:
Name:
Title:

PRIVATE BRANDS, LTD.

By:
Name:
Title:

Signature Page to Amended and Restated Guarantee and Collateral Agreement

SEARS AUTHORIZED HOMETOWN STORES, LLC

By:	Sears, Roebuck and Co., its Sole Member

By:
Name:
Title:

SEARS BRANDS MANAGEMENT CORPORATION

By:
Name:
Title:

SEARS HOLDINGS MANAGEMENT CORPORATION

By:
Name:
Title:

SEARS HOME APPLIANCE SHOWROOMS, LLC

By:	Sears, Roebuck and Co., its Sole Member

By:
Name:
Title:

SEARS HOME IMPROVEMENT PRODUCTS, INC.

By:
Name:
Title:

SEARS OUTLET STORES, L.L.C.

By:
Name:
Title:

Signature Page to Amended and Restated Guarantee and Collateral Agreement

SEARS PROTECTION COMPANY

By:
Name:
Title:

SEARS PROTECTION COMPANY (FLORIDA), L.L.C.

By:
Name:
Title:

SEARS, ROEBUCK AND CO.

By:
Name:
Title:

SEARS, ROEBUCK DE PUERTO RICO, INC.

By:
Name:
Title:

SOE, INC.

By:
Name:
Title:

STARWEST, LLC

By:
Name:
Title:

Signature Page to Amended and Restated Guarantee and Collateral Agreement

Co-Collateral Agents: BANK OF AMERICA, N.A.

By:
Name: Stephen J. Garvin Title: Managing Director

WELLS FARGO RETAIL FINANCE, LLC

By:
Name: Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name: Title:

Signature Page to Amended and Restated Guarantee and Collateral Agreement

Schedule 1

GRANTORS AND NOTICE ADDRESSES OF GRANTORS

Grantor	Notice Address
Sears Roebuck Acceptance Corp.	3711 Kennett Pike Greenville, DE 19807

Kmart Corporation	3333 Beverly Road Hoffman Estates, IL 60179

Sears Holdings Corporation	3333 Beverly Road Hoffman Estates, IL 60179

A&E Home Delivery, LLC	3333 Beverly Road Hoffman Estates, IL 60179

A&E Lawn & Garden, LLC	3333 Beverly Road Hoffman Estates, IL 60179

A&E Signature Service, LLC	3333 Beverly Road Hoffman Estates, IL 60179

California Builder Appliances, Inc.	6085 State Farm Dr., Suite 200 Rohnert Park, CA 94928

Florida Builder Appliances, Inc.	1742 W. Atlantic Blvd. Pompano Beach, FL 33069

KLC, Inc.	3333 Beverly Road Hoffman Estates, IL 60179

Kmart Holding Corporation	3333 Beverly Road Hoffman Estates, IL 60179

Kmart Management Corporation	3333 Beverly Road Hoffman Estates, IL 60179

Kmart of Michigan, Inc.	3333 Beverly Road Hoffman Estates, IL 60179

Kmart of Washington LLC	3333 Beverly Road Hoffman Estates, IL 60179

Kmart Stores of Illinois LLC	3333 Beverly Road Hoffman Estates, IL 60179

Kmart Stores of Texas LLC	3333 Beverly Road Hoffman Estates, IL 60179

Kmart.com LLC	3333 Beverly Road Hoffman Estates, IL 60179

Lands’ End Direct Merchants, Inc.	1 Lands’ End Lane Dodgeville, WI 53595

Grantor	Notice Address
Lands’ End, Inc.	1 Lands’ End Lane Dodgeville, WI 53595

MyGofer LLC	3333 Beverly Road Hoffman Estates, IL 60179

Private Brands, Ltd.	3333 Beverly Road Hoffman Estates, IL 60179

Sears Authorized Hometown Stores, LLC	3333 Beverly Road Hoffman Estates, IL 60179

Sears Brands Management Corporation	3333 Beverly Road Hoffman Estates, IL 60179

Sears Holdings Management Corporation	3333 Beverly Road Hoffman Estates, IL 60179

Sears Home Appliance Showrooms, LLC	3333 Beverly Road Hoffman Estates, IL 60179

Sears Home Improvement Products, Inc.	1024 Florida Central Parkway Longwood, FL 32752

Sears Outlet Stores, L.L.C.	3333 Beverly Road Hoffman Estates, IL 60179

Sears Protection Company	3333 Beverly Road Hoffman Estates, IL 60179

Sears Protection Company (Florida), L.L.C.	3333 Beverly Road Hoffman Estates, IL 60179

Sears, Roebuck and Co.	3333 Beverly Road Hoffman Estates, IL 60179

Sears, Roebuck de Puerto Rico, Inc.	Montehiedra Town Center-Kmart 2nd Flr. 9410 Avenida Los Romeros San Juan, PR 00926

SOE, Inc.	960 Sherman Street, Suite B San Diego, CA 92110

StarWest, LLC	9025 S. Kyrene Road Tempe, AZ 85284

Schedule 2

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

UCC-1 Financing Statements to be filed against the Grantors specified below with the Secretary of State of the jurisdictions set forth next to such Grantor’s name:

Grantor	Jurisdiction
Sears Roebuck Acceptance Corp.	Delaware
Kmart Corporation	Michigan, Puerto Rico and Guam
Sears Holdings Corporation	Delaware
A&E Home Delivery, LLC	Delaware
A&E Lawn & Garden, LLC	Delaware
A&E Signature Service, LLC	Delaware
California Builder Appliances, Inc.	Delaware
Florida Builder Appliances, Inc.	Delaware
KLC, Inc.	Texas
Kmart Holding Corporation	Delaware
Kmart Management Corporation	Michigan
Kmart of Michigan, Inc.	Michigan
Kmart of Washington LLC	Washington
Kmart Stores of Illinois LLC	Illinois
Kmart Stores of Texas LLC	Texas
Kmart.com LLC	Delaware
Lands’ End Direct Merchants, Inc.	Delaware
Lands’ End, Inc.	Delaware
MyGofer LLC	Delaware
Private Brands, Ltd.	West Virginia
Sears Authorized Hometown Stores, LLC	Delaware and Puerto Rico
Sears Brands Management Corporation	Delaware and Puerto Rico
Sears Holdings Management Corporation	Delaware and Puerto Rico
Sears Home Appliance Showrooms, LLC	Delaware
Sears Home Improvement Products, Inc.	Pennsylvania

Sears Outlet Stores, L.L.C.	Delaware and Puerto Rico
Sears Protection Company	Illinois
Sears Protection Company (Florida), L.L.C.	Florida
Sears, Roebuck and Co.	New York, Puerto Rico and Guam
Sears, Roebuck de Puerto Rico, Inc.	Delaware and Puerto Rico
SOE, Inc.	Delaware
StarWest, LLC	Delaware

Other Actions

1.	Establishing control over Collateral for which perfection requires possession or control (as defined in the New York UCC), including cash and cash equivalents and Deposit Accounts (for which an appropriate agreement with the applicable depository institution, broker, intermediary or other institution with which such assets are held would be needed).

2.	Any steps required for perfection of Collateral that cannot be perfected by possession or control of such Collateral or the filing of a UCC-1 financing statement in the jurisdiction in which the applicable grantor is organized or domiciled.

Schedule 3

LOCATION OF JURISDICTION OF ORGANIZATION

Grantor	Jurisdiction of Organization	Identification Number
Sears Roebuck Acceptance Corp.	Delaware	0506120
Kmart Corporation	Michigan	142467
Sears Holdings Corporation	Delaware	3881360
A&E Home Delivery, LLC	Delaware	3877029
A&E Lawn & Garden, LLC	Delaware	3748766
A&E Signature Service, LLC	Delaware	3748765
California Builder Appliances, Inc.	Delaware	2862479
Florida Builder Appliances, Inc.	Delaware	2143982
KLC, Inc.	Texas	1276656
Kmart Holding Corporation	Delaware	3648953
Kmart Management Corporation	Michigan	47792C
Kmart of Michigan, Inc.	Michigan	33800A
Kmart of Washington LLC	Washington	602292492
Kmart Stores of Illinois LLC	Illinois	00912026
Kmart Stores of Texas LLC	Texas	800200422
Kmart.com LLC	Delaware	3138594
Lands’ End Direct Merchants, Inc.	Delaware	2863159
Lands’ End, Inc.	Delaware	2099220
MyGofer LLC	Delaware	4631467
Private Brands, Ltd.	West Virginia	NONE
Sears Authorized Hometown Stores, LLC	Delaware	4516552
Sears Brands Management Corporation	Delaware	0617118
Sears Holdings Management Corporation	Delaware	4041132
Sears Home Appliance Showrooms, LLC	Delaware	4675850
Sears Home Improvement Products, Inc.	Delaware	2204417
Sears Outlet Stores, L.L.C.	Delaware	4516559
Sears Protection Company	Illinois	61825622
Sears Protection Company (Florida), L.L.C.	Florida	L03000020977

Sears, Roebuck and Co.	New York	NONE
Sears, Roebuck de Puerto Rico, Inc.	Delaware	0561919
SOE, Inc.	Delaware	3816328
StarWest, LLC	Delaware	3833707

Annex 1

FORM OF ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of [                    , 20        ], made by [                                ] (the “Additional Grantor”), in favor of Bank of America, N.A., Wells Fargo Retail Finance, LLC and General Electric Capital Corporation, as co-collateral agents (collectively in such capacity, the “Co-Collateral Agents”), for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, Sears Holdings Corporation (“Holdings”), Sears Roebuck Acceptance Corp. (“SRAC”), Kmart Corporation (“Kmart Corp.” and, together with SRAC, the “Borrowers”), the Lenders, Bank of America, N.A., as administrative agent and the Co-Collateral Agents, among others, have entered into a certain Amended and Restated Credit Agreement, dated as of May 21, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Holdings, the Borrowers and certain of their Affiliates (other than the Additional Grantor) have entered into a certain Amended and Restated Guarantee and Collateral Agreement, dated as of May 21, 2009 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Co-Collateral Agents for the benefit of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of Page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

1151342.1

EXHIBIT E

FORM OF CREDIT CARD NOTIFICATION

CREDIT CARD NOTIFICATION

PREPARE ON BORROWER/LOAN PARTY LETTERHEAD - ONE FOR EACH PROCESSOR

May     , 2009

To:	[Name and Address of Credit Card Processor] (“Processor”)

Re:	[Sears, Roebuck and Co.][1]
Merchant Account Number:

Dear Sir/Madam:

BANK OF AMERICA, N.A. (“Bank of America”), WELLS FARGO RETAIL FINANCE, LLC and GENERAL ELECTRIC CAPITAL CORPORATION are Co-Collateral Agents (each, a “Co-Collateral Agent”, and collectively, the “Co-Collateral Agents”) with respect to a loan arrangement (the “Loan Arrangement”) evidenced by, among other things, the Amended and Restated Credit Agreement dated as of May 21, 2009 (as the same may be amended, restated, supplemented or otherwise modified from time to time) by, among others, Kmart Corporation and Sears Roebuck Acceptance Corporation (collectively, the “Borrowers”), the Co-Collateral Agents and the other parties thereto. [The obligations of the Borrowers have been guaranteed by [Sears, Roebuck and Co., a New York corporation (the “Company”).]]2 To secure the obligations of the undersigned under the Loan Arrangement, the undersigned has granted to the Control Co-Collateral Agent, for the benefit of the Co-Collateral Agents and certain other secured parties (together with the Co-Collateral Agents, the “Credit Parties”), a lien on, among other things, all credit card charges submitted by the Company to Processor for processing and the amounts which Processor owes to the Company on account thereof (the “Credit Card Proceeds”). As used herein, the term “Control Co-Collateral Agent” means, initially, Bank of America, provided that Bank of America may at any time deliver written notice to Processor advising Processor that the Control Co-Collateral Agent is no longer Bank of America, following which time the term “Co-Collateral Agent” shall mean and refer to such other entity as may be specified on such notice.

The undersigned hereby instructs Processor that, until Processor receives written notification from the Control Co-Collateral Agent to the contrary, all amounts as may become due from time to time from Processor to the Company (including, without limitation, Credit Card Proceeds) with respect to the above-referenced Merchant Account Number shall be transferred as follows:

(a)	By ACH, Depository Transfer Check, or Electronic Depository Transfer to:

[1]	Insert name of appropriate Loan Party.
[2]	Use reference to guaranty to the extent the Company is not a Borrower and insert name of appropriate Loan Party. Otherwise, define Kmart or SRAC as “Company”.

1

[                     ]

ABA #

Account Name: [Sears]

Account No.

or

(b)	As Processor may be otherwise instructed from time to time in writing by an officer of the Control Co-Collateral Agent.

Upon the written request of the Control Co-Collateral Agent, a copy of each periodic statement issued by Processor to the Company should be provided to the Control Co-Collateral Agent at the following address (which address may be changed upon seven (7) days’ written notice given to Processor by the Control Co-Collateral Agent):

Bank of America, N.A.

100 Federal Street, 9th Floor

Boston, Massachusetts 02110

Attention: Stephen J. Garvin

Re:  Sears

Processor shall be fully protected in acting on any order or direction by the Control Co-Collateral Agent respecting the Credit Card Proceeds and other amounts without making any inquiry whatsoever as to the Control Co-Collateral Agent’s right or authority to give such order or direction or as to the application of any payment made pursuant thereto.

This Credit Card Notification may be amended only with the prior written consent of the Control Co-Collateral Agent and may be terminated solely by prior written notice signed by an officer of the Control Co-Collateral Agent.

Very truly yours,

[SEARS, ROEBUCK AND CO.][3]

By:

Name:

Title:

cc:	Bank of America, N.A., as Co-Collateral Agent
Wells Fargo Retail Finance, LLC, as Co-Collateral Agent
General Electric Capital Corporation, as Co-Collateral Agent

[3]	Insert name of appropriate Loan Party.

2

EXHIBIT F

INTERCREDITOR AGREEMENT

by and between

BANK OF AMERICA, N.A.,

WELLS FARGO RETAIL FINANCE, LLC, and

GENERAL ELECTRIC CAPITAL CORPORATION

as ABL Agents,

and

[                    ],

as [Second Lien] Agent

Dated as of [            ]

i

ii

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of [            ] between BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as co-collateral agent, WELLS FARGO RETAIL FINANCE, LLC, in its capacity as co-collateral agent, and GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as co-collateral agent (together with their respective successors and assigns in such capacities, the “ABL Agents”) for (i) the financial institutions party from time to time to the ABL Credit Agreement referred to below (such financial institutions, together with their respective successors, assigns and transferees, the “ABL Lenders”) and (ii) any ABL Bank Product Affiliates and ABL Cash Management Affiliates (each as defined below) (such ABL Bank Product Affiliates and ABL Cash Management Affiliates, together with the ABL Agents and the ABL Lenders, the “ABL Secured Parties”) and [            ], in its capacities as [administrative agent and collateral agent] (together with its successors and assigns in such capacities, the “Second Lien Agent”) for the financial institutions party from time to time to the [            ] referred to below (such financial institutions, together with their respective successors, assigns and transferees, the “Second Lien Lenders”) (such Second Lien Agent and the Second Lien Lenders, the “Second Lien Secured Parties”).

RECITALS

A. Pursuant to that certain Amended and Restated Credit Agreement dated as of May 21, 2009 by and among Sears Roebuck Acceptance Corp. and Kmart Corporation, (collectively, the “ABL Borrowers”), Sears Holdings Corporation (“Holdings”), the ABL Lenders and the ABL Agents (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and thereof, the “ABL Credit Agreement”), the ABL Lenders have agreed to make certain loans and provide other financial accommodations to or for the benefit of Holdings and certain of its subsidiaries.

B. Pursuant to a certain Amended and Restated Guarantee and Collateral Agreement dated as of May 21, 2009 (as the same may be amended, supplemented, restated and/or otherwise modified, the “ABL Guarantee and Collateral Agreement”) by Holdings and certain of its subsidiaries (including, without limitation, the ABL Borrowers) in favor of the ABL Agents for the benefit of the ABL Secured Parties, (1) Holdings and certain of its subsidiaries (collectively, with Holdings, the “ABL Guarantors”) have guaranteed the payment and performance of the ABL Borrowers’ Obligations under the ABL Documents (as hereinafter defined), and (2) the ABL Borrowers and the ABL Guarantors (collectively, the “ABL Loan Parties”) have granted a security interest and lien in certain of their assets (including, without limitation, credit card accounts receivables, pharmacy receivables, inventory and other assets related thereto) to secure the respective obligations of each of the ABL Loan Parties under the ABL Documents.

C. Pursuant to that certain [            ] dated as of the date hereof by and among [            ], (collectively, the “Second Lien Borrowers”), the Second Lien Lenders and the Second Lien Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the Second Liens hereof and thereof, the “Second

3

Lien Credit Agreement”), the Second Lien Lenders have agreed to make certain loans to the Second Lien Borrowers.

D. Pursuant to a certain Second Lien Guarantee and Collateral Agreement dated as of the date hereof (the “Second Lien Guarantee and Collateral Agreement) by Holdings and certain of its subsidiaries in favor of the Second Lien Agent for the benefit of the Second Lien Secured Parties, (1) Holdings and certain of its subsidiaries (collectively, with Holdings, the “Second Lien Guarantors”) have guaranteed the payment and performance of the Second Lien Borrowers’ Obligations under the Second Lien Documents (as hereinafter defined), and (2) the Second Lien Borrowers and the Second Lien Guarantors (collectively, the “Second Lien Loan Parties”) have granted a security interest and lien in certain of their assets (including, without limitation, credit card accounts receivables, pharmacy receivables, inventory and other assets related thereto) to secure the respective obligations of each of the Second Lien Loan Parties under the Second Lien Documents.

E. Each of the ABL Agents (on behalf of the ABL Secured Parties) and the Second Lien Agent (on behalf of the Second Lien Secured Parties) desire to agree to the relative priority of Liens on the Collateral (as defined below) and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 UCC Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning herein as in the Uniform Commercial Code.

Section 1.2 Other Definitions. Subject to Section 1.1, as used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Agents” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successors thereto as well as any Person designated as the “Agent”, “Administrative Agent”, “Collateral Agent” or “Co-Collateral Agent” under any ABL Credit Agreement.

“ABL Bank Products Affiliate” shall mean any ABL Lender or any Affiliate of any ABL Lender that has entered into a Swap Contract or other Bank Product with an ABL Loan Party with the obligations of such ABL Loan Party thereunder being secured by one or more ABL Collateral Documents, together with their respective successors, assigns and transferees.

“ABL Borrowers” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Cash Management Affiliate” shall mean any ABL Lender or any Affiliate of an ABL Lender that provides Cash Management Services to any of the ABL Loan Parties with the

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obligations of such ABL Loan Parties thereunder being secured by one or more ABL Collateral Documents, together with their respective successors, assigns and transferees.

“ABL Collateral Documents” shall mean the ABL Guarantee and Collateral Agreement, together with all other security agreements, account control agreements, freight forwarder and/or customs broker’s agreements, collateral access agreements, license agreements and other collateral documents executed and delivered in connection with the ABL Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“ABL Credit Agreement” shall have the meaning assigned to such term in the recitals to this Agreement and shall include any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the ABL Obligations, whether by the same or any other agent, lender or group of lenders.

“ABL Documents” shall mean the ABL Credit Agreement, the ABL Collateral Documents, all Swap Contracts and other Bank Products between any ABL Loan Party and any ABL Bank Products Affiliate, all Cash Management Services agreements between any ABL Loan Party and any ABL Cash Management Affiliate, those other ancillary agreements to which any ABL Secured Party is a party or beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any ABL Loan Party and delivered to the ABL Agents or any other ABL Secured Party, in connection with any of the foregoing or with the ABL Credit Agreement or the ABL Guarantee and Collateral Agreement, in each case, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

“ABL Guarantee and Collateral Agreement” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any other agreement amending or replacing such agreement, whether by the same or any other agent, lender or group of lenders.

“ABL Guarantors” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any other Person who becomes a guarantor under the ABL Guarantee and Collateral Agreement.

“ABL Lenders” shall have the meaning assigned to that term in the introduction to this Agreement.

“ABL Loan Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Obligations” shall mean all obligations of every nature of each ABL Loan Party from time to time owed to the ABL Secured Parties, or any of them, under any ABL Document, whether for principal, interest, reimbursement of amounts drawn under letters of credit, payments for early termination of Swap Contracts, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the ABL Documents (including interest, fees, indemnification payments, expense reimbursements and other amounts which, but for the filing of a petition in bankruptcy with respect to such ABL Loan Party, would have accrued on or been payable with respect to any ABL Obligation, whether or not a claim is allowed against such

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ABL Loan Party for such interest, fees, indemnification payments, expense reimbursements and other amounts in the related bankruptcy proceeding), as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time in accordance with the terms hereof and thereof.

“ABL Recovery” shall have the meaning set forth in Section 5.3(a).

“ABL Secured Parties” shall have the meaning to that term in the introduction to this Agreement.

“Affiliate” shall mean, with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person specified.

“Agent(s)” means individually the ABL Agents or the Second Lien Agent and collectively means both the ABL Agents and the Second Lien Agent.

“Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.

“Bank Products” shall have the meaning provided in the ABL Credit Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code , as now or hereafter in effect or any successor thereto.

“Borrower” shall mean the ABL Borrowers and the Second Lien Borrowers.

“Business Day” shall mean any day other than (a) Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts or New York City, New York, generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the principal office of the Second Lien Agent or any ABL Agents is not open to the general public to conduct business, if such office is ordinarily open to the general public to conduct business.

“Cash Management Services” shall have the meaning provided in the ABL Credit Agreement.

“Collateral” shall mean all Property now owned or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to the ABL Agents or the Second Lien Agent under any of the ABL Collateral Documents or the Second Lien Collateral Documents, together with all substitutions, additions, products and Proceeds thereof.

“Control Collateral” shall mean any Collateral consisting of any Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Credit Documents” shall mean the ABL Documents and the Second Lien Documents.

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“Debtor Relief Laws” shall mean the Bankruptcy Code as now or hereafter in effect or any successor thereto, as well as all other liquidation, conservatorship, bankruptcy, assignment for benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States federal or state law or of any applicable foreign law from time to time in effect affecting the rights of creditors generally.

“DIP Financing” shall have the meaning set forth in Section 6.1(a).

“Discharge of ABL Obligations” shall mean (a) the payment in full in cash of all outstanding ABL Obligations including, with respect to (i) amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), the cancellation of such letters of credit or the delivery or provision of money or backstop letters of credit in respect thereof in compliance with the terms of any ABL Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit) and (ii) outstanding ABL Obligations with respect to Bank Products and Cash Management Services (or indemnities or other undertakings issued pursuant thereto in respect of outstanding Bank Products and Cash Management Services) or the delivery or provision of cash collateral in respect thereof in compliance with the terms of any ABL Credit Agreement and (b) the termination of all commitments to extend credit under the ABL Documents.

“Discharge of Second Lien Obligations” shall mean the payment in full in cash of all outstanding Second Lien Obligations.

“Event of Default” shall mean an Event of Default as defined in the ABL Credit Agreement or the Second Lien Credit Agreement, as applicable.

“Exercise of Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

(a) the taking by any Secured Party of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code or other applicable law;

(b) the exercise by any Secured Party of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c) the taking of any action by any Secured Party or the exercise of any right or remedy by any Secured Party in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d) the appointment on the application of a Secured Party, of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

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(e) the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale conducted by a Secured Party or any other means at the direction of a Secured Party permissible under applicable law; and

(f) the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code or under provisions of similar effect other applicable law.

For the avoidance of doubt, none of the following shall be deemed to constitute an Exercise of Secured Creditor Remedies: (i) the filing of a proof of claim in any Insolvency Proceeding or seeking adequate protection (subject to Section 6.3 below), (ii) the exercise of rights by the ABL Agents during the continuance of a Cash Dominion Event (as defined in the ABL Credit Agreement), including, without limitation, the notification of account debtors, depository institutions or any other Person to deliver proceeds of Collateral to the ABL Agents, (iii) the consent by the ABL Agents to a store closing sale, going out of business sale or other disposition by any Loan Party of any of the Collateral, (iv) the reduction of advance rates or sub-limits by the ABL Agents, or (v) the imposition of Availability Reserves or Inventory Reserves (in each case as defined in the ABL Credit Agreement) by the ABL Agents.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guarantor” shall mean any of the ABL Guarantors or Second Lien Guarantors.

“Indebtedness” shall mean (i) all obligations of a Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (ii) the maximum amount of all letters of credit, bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (iii) obligations of such Person under any Swap Contract; (iv) indebtedness secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse, and (v) any guarantees of the foregoing.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under any Debtor Relief Laws.

“Lender(s)” means individually, the ABL Lenders or the Second Lien Lenders and collectively means all of the ABL Lenders and the Second Lien Lenders.

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“Lien” shall mean, with respect to any asset, any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such asset.

“Lien Priority” shall mean with respect to any Lien of the ABL Secured Parties or the Second Lien Secured Parties in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Loan Parties” shall mean the ABL Loan Parties and the Second Lien Loan Parties.

“Party” shall mean the ABL Agents or the Second Lien Agent, and “Parties” shall mean both the ABL Agents and the Second Lien Agent.

“Person” shall mean an individual, partnership, corporation, limited liability company, unlimited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Second Lien Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto.

“Second Lien Borrowers” shall have the meaning assigned to that term in the introduction to this Agreement.

“Second Lien Collateral Documents” shall mean the Second Lien Guarantee and Collateral Agreement, together with all other security agreements, account control agreements, freight forwarder and/or customs broker’s agreements, collateral access agreements, license agreements and other collateral documents executed and delivered in connection with the Second Lien Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Second Lien Credit Agreement” shall have the meaning assigned to that term in the recitals to this Agreement and shall include any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Second Lien Obligations, whether by the same or any other agent, lender or group of lenders.

“Second Lien Documents” shall mean the Second Lien Credit Agreement, the Second Lien Collateral Documents, and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Second Lien Loan Party or any of its respective Affiliates, and delivered to the Second Lien Agent, in connection with any of the foregoing or any Second Lien Credit Agreement, in each case as the same may be amended, supplemented,

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restated or otherwise modified from time to time in accordance with the Second Liens hereof and thereof.

“Second Lien Guarantee and Collateral Agreement” shall have the meaning assigned to that term in the recitals to this Agreement.

“Second Lien Guarantors” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any other Person who becomes a guarantor under the Second Lien Guarantee and Collateral Agreement.

“Second Lien Lenders” shall have the meaning assigned to that term in the introduction to this Agreement.

“Second Lien Loan Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“Second Lien Obligations” shall mean all obligations of every nature of each Second Lien Loan Party from time to time owed to the Second Lien Secured Parties or any of them, under any Second Lien Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Second Lien Loan Party, would have accrued on any Second Lien Obligation to the extent a claim is allowed against such Second Lien Loan Party for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Second Lien Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Second Lien Recovery” shall have the meaning set forth in Section 5.3(b).

“Second Lien Secured Parties” shall have the meaning assigned to that term in the introduction to this Agreement.

“Secured Parties” shall mean the ABL Secured Parties and the Second Lien Secured Parties.

“Subsidiary” shall mean with respect to any Person (the “parent”) at any date, any corporation, partnership, joint venture, limited liability company, trust, or other entity (a) of which equity interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Swap Contract” shall have the meaning provided in the ABL Credit Agreement.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided further that in the event that, by reason of

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mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

Section 1.3 Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation. Any reference herein to a time of day means Eastern time.

ARTICLE 2

LIEN PRIORITY

Section 2.1 Priority of Liens.

(a) Notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection of any Liens granted to the ABL Secured Parties in respect of all or any portion of the Collateral or of any Liens granted to the Second Lien Secured Parties in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the ABL Agents for the benefit of the ABL Secured Parties or the Second Lien Agent for the benefit of the Second Lien Secured Parties in any Collateral, (iii) any provision of the Uniform Commercial Code, Debtor Relief Laws or any other applicable law, or of the ABL Documents or the Second Lien Documents, (iv) whether the ABL Agents or the Second Lien Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the date on which the ABL Obligations or the Second Lien Obligations are advanced or made available to the Loan Parties, or (vi) any failure of the ABL Agents or the Second Lien Agent to perfect its Lien in the Collateral, the subordination of any Lien on the Collateral securing any ABL Obligations or Second Lien Obligations, as applicable, to any Lien securing any other obligation of any Borrower or Guarantor, or the avoidance, invalidation or

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lapse of any Lien on the Collateral securing any ABL Obligations or Second Lien Obligations, the ABL Agents, on behalf of themselves and the ABL Secured Parties, and the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, hereby agree that the following priorities apply to the Collateral:

(1) First, to the ABL Agents and the ABL Lenders to the extent of the ABL Obligations;

(2) Second, to the Second Lien Agent and the Second Lien Lenders to the extent of the Second Lien Obligations.

(b) The ABL Agents, for and on behalf of themselves and the ABL Secured Parties, acknowledge and agree that, concurrently herewith, the Second Lien Agent, for the benefit of itself and the Second Lien Secured Parties, has been, or may be, granted Liens upon all of the Collateral and the ABL Agents hereby consents thereto. The subordination of Lien by the Second Lien Agent in favor of the ABL Agents as set forth herein shall not be deemed to subordinate the Second Lien Agent’s Liens to the Liens of any other Person.

Section 2.2 Waiver of Right to Contest Liens.

(a) The Second Lien Agent, for and on behalf of itself and the Second Lien Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agents and the ABL Secured Parties in respect of the Collateral or the provisions of this Agreement. The Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that none of the Second Lien Agent or the Second Lien Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agents or any ABL Secured Party under the ABL Documents with respect to the Collateral. The Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, hereby waives any and all rights it or the Second Lien Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agents or any ABL Lender seeks to enforce its Liens in any Collateral. The foregoing shall not be construed to prohibit the Second Lien Agent from enforcing the provisions of this Agreement or otherwise acting in accordance with this Agreement.

(b) The ABL Agents, for and on behalf of themselves and the ABL Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Second Lien Agent or the Second Lien Secured Parties in respect of the Collateral or the provisions of this Agreement. The foregoing shall not be construed to prohibit the ABL Agents from enforcing the provisions of this Agreement or otherwise acting in accordance with this Agreement.

Section 2.3 Remedies Standstill.

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(a) The Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees that, from the date hereof until the date upon which the Discharge of ABL Obligations shall have occurred, neither the Second Lien Agent nor any Second Lien Secured Party will Exercise Any Secured Creditor Remedies with respect to any of the Collateral, and will not take, receive or accept any Proceeds of Collateral. From and after the date upon which the Discharge of ABL Obligations shall have occurred, the Second Lien Agent or any Second Lien Secured Party may Exercise Any Secured Creditor Remedies under the Second Lien Documents or applicable law as to any Collateral.

(b) Notwithstanding the provisions of Sections 2.3(a) or any other provision of this Agreement, nothing contained herein shall be construed to prevent any Agent or any Secured Party from (i) filing a claim or statement of interest with respect to the ABL Obligations or Second Lien Obligations owed to it in any Insolvency Proceeding commenced by or against any Loan Party, (ii) taking any action (not adverse to the Lien Priority of the Liens of the ABL Agents or ABL Secured Parties on the Collateral or the rights of the ABL Agent or any of the ABL Secured Parties to Exercise Any Secured Creditor Remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce its Lien) on any Collateral, (iii) filing any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Agent or Secured Party, (iv) voting on any plan of reorganization or filing any proof of claim in any Insolvency Proceeding of any Loan Party, or (v) objecting to the proposed retention of Collateral by the other Agent or any other Secured Party in full or partial satisfaction of any ABL Obligations or Second Lien Obligations due to such other Agent or Secured Party, in each case (i) through (v) above to the extent not inconsistent with the terms of this Agreement.

(c) Each of the Second Lien Agent, each Second Lien Secured Party, the ABL Agents and each ABL Secured Party agrees (i) that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim, in the case of the Second Lien Agent and each Second Lien Secured Party, against either the ABL Agents or any other ABL Secured Party, and in the case of the ABL Agents and each other ABL Secured Party, against either the Second Lien Agent or any other Second Lien Secured Party, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Parties shall be liable for any such action taken or omitted to be taken, or (ii) it will not be a petitioning creditor or otherwise assist in the filing of an involuntary Insolvency Proceeding.

Section 2.4 Release of Liens.

In the event of (A) any private or public sale of all or any portion of the Collateral in connection with any Exercise of Secured Creditor Remedies by the ABL Agents or by the ABL Loan Parties with the consent of the ABL Agents, or (B) any sale, transfer or other disposition of all or any portion of the Collateral, so long as such sale, transfer or other disposition is then permitted by the ABL Documents or consented to by the requisite ABL Lenders, the Second Lien Agent agrees, on behalf of itself and the Second Lien Secured Parties that such sale, transfer or other disposition will be free and clear of the Liens on such Collateral securing the Second Lien Obligations, and the Second Lien Agent’s and the Second Lien Secured Parties’ Liens with

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respect to the Collateral so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the ABL Secured Parties’ Liens on such Collateral. In furtherance of, and subject to, the foregoing, the Second Lien Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the ABL Agents in connection therewith. The Second Lien Agent hereby appoints the ABL Agents and any officer or duly authorized person of the ABL Agents, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Lien Agent and in the name of the Second Lien Agent or in the ABL Agents’ own name, from time to time, in the ABL Agents’ sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

Section 2.5 No New Liens. Until the date upon which all ABL Obligations shall have been paid in full and all commitments under the ABL Documents terminated, the parties hereto agree that no Second Lien Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any Second Lien Obligation which assets are not also subject to the Lien of the ABL Agents under the ABL Documents. If any Second Lien Secured Party shall nonetheless acquire or hold any Lien on any assets of any Loan Party securing any Second Lien Obligation which assets are not also subject to the Lien of the ABL Agents under the ABL Documents, then the Second Lien Agent (or the relevant Second Lien Secured Party) shall, without the need for any further consent of any other Second Lien Secured Party, any Second Lien Borrower or any Second Lien Guarantor and notwithstanding anything to the contrary in any other Second Lien Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the ABL Agents as security for the ABL Obligations (subject to the terms of the ABL Credit Agreement) and shall promptly notify the ABL Agents in writing of the existence of such Lien.

Section 2.6 Waiver of Marshalling.

Until the Discharge of ABL Obligations, the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE 3

ACTIONS OF THE PARTIES

Section 3.1 Certain Actions Permitted. The Second Lien Agent and the ABL Agents may make such demands or file such claims in respect of the Second Lien Obligations or the ABL Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time.

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Section 3.2 Agent for Perfection. The ABL Agents, for and on behalf of themselves and each ABL Secured Party, and the Second Lien Agent, for and on behalf of itself and each Second Lien Secured Party, as applicable, each agree to hold all Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either) as agent for the other solely for the purpose of perfecting the security interest granted to each in such Collateral, subject to the terms and conditions of this Section 3.2. None of the ABL Agents, the ABL Secured Parties, the Second Lien Agent, or the Second Lien Secured Parties, as applicable, shall have any obligation whatsoever to the others to assure that the Collateral is genuine or owned by any Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the ABL Agents and the Second Lien Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral as agent for the other Party for purposes of perfecting the Lien held by the Second Lien Agent or the ABL Agents, as applicable. The ABL Agents are not and shall not be deemed to be a fiduciary of any kind for the Second Lien Secured Parties or any other Person. The Second Lien Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Secured Parties, or any other Person.

Section 3.3 Insurance. Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Agents and the Second Lien Agent shall each be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to the Collateral. Until Discharge of the ABL Obligations, the ABL Agents shall have the sole and exclusive right, as against the Second Lien Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Collateral and take other such actions with respect to insurance covering the Collateral as set forth in the ABL Credit Agreement. All proceeds of such insurance shall be remitted to the ABL Agents, and the Second Lien Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof. The ABL Agents are hereby authorized to make any endorsements as agent for the Second Lien Agent or any such other Second Lien Secured Parties in accordance with the power of attorney granted pursuant to Section 2.4 above.

Section 3.4 No Additional Rights For the Loan Parties Hereunder. If any ABL Secured Party or Second Lien Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Loan Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party or Second Lien Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Second Lien Secured Party.

Section 3.5 Payments Over.

So long as the Discharge of ABL Obligations has not occurred, any Collateral or Proceeds thereof received by the Second Lien Agent or any Second Lien Secured Parties in connection with the exercise of any right or remedy (including set off) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the ABL Agents for the benefit of the ABL Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The ABL Agents are hereby authorized to make any such endorsements as agent for the Second Lien

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Agent or any such Second Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

ARTICLE 4

APPLICATION OF PROCEEDS

Section 4.1 Application of Proceeds.

(a) Revolving Nature of ABL Obligations. The Second Lien Agent, for and on behalf of itself and the Second Lien Secured Parties, expressly acknowledges and agrees that (i) the ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agents and the ABL Lenders will apply payments and make advances thereunder, and that no application of any Collateral or the release of any Lien by the ABL Agents upon any portion of the Collateral in connection with a permitted disposition by the ABL Loan Parties under any ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Lien Secured Parties and without affecting the provisions hereof; and (iii) all Collateral received by the ABL Agents may be applied, reversed, reapplied or credited, in whole or in part, to the ABL Obligations at any time. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Second Lien Obligations, or any portion thereof.

(b) Application of Proceeds of Collateral. The ABL Agents and the Second Lien Agent hereby agree that all Collateral and all other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to the Collateral shall be applied, first, to the payment of costs and expenses of the ABL Agents in connection with such Exercise of Secured Creditor Remedies to the extent provided in the ABL Documents,

second, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred,

third, to the payment of the Second Lien Obligations in accordance with the Second Lien Documents until the Discharge of Second Lien Obligations shall have occurred, and fourth, the balance, if any, to the Loan Parties or as a court of competent jurisdiction may direct.

(c) Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the ABL Agents shall have no obligation or liability to the Second

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Lien Agent or to any Second Lien Secured Party regarding the adequacy of any Proceeds or for any action or omission, except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement. Notwithstanding anything to the contrary herein contained, none of the Parties hereto waives any claim that it may have against a Secured Party on the grounds that any sale, transfer or other disposition by the Secured Party was not commercially reasonable in every respect as required by the Uniform Commercial Code.

(d) Turnover of Collateral. Upon the Discharge of the ABL Obligations, the ABL Agents shall deliver to the Second Lien Agent or shall execute such documents as the Second Lien Agent may reasonably request (at the expense of the Second Lien Borrower) to enable the Second Lien Agent to have control over any Control Collateral still in the ABL Agents’ possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, subject to the reinstatement provisions of Section 5.3 below.

Section 4.2 Specific Performance. Each of the ABL Agents and the Second Lien Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Borrower or any Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when the other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the ABL Agents, for and on behalf of itself and the ABL Secured Parties, and the Second Lien Agent, for and on behalf of itself and the Second Lien Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5

INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1 Notice of Acceptance and Other Waivers.

(a) All ABL Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, hereby waives notice of acceptance, or proof of reliance by the ABL Agents or any ABL Secured Party of this Agreement and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the ABL Obligations.

(b) None of the ABL Agents, any ABL Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof. If the ABL Agents or any ABL Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agents or any ABL Secured Party have knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Second Lien Credit Agreement or any other Second Lien Document or an

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act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agents or any ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agents nor any ABL Secured Party shall have any liability whatsoever to the Second Lien Agent or any Second Lien Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agents and the ABL Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Second Lien Agent or any of the Second Lien Secured Parties have in the Collateral, except as otherwise expressly set forth in this Agreement. The Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees that neither the ABL Agents nor any ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

Section 5.2 Modifications to ABL Documents and Second Lien Documents.

(a) The Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, hereby agrees that, without affecting the obligations of the Second Lien Agent and the Second Lien Secured Parties hereunder, the ABL Agents and the ABL Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the Second Lien Agent or any Second Lien Secured Party, and without incurring any liability to the Second Lien Agent or any Second Lien Secured Party or impairing or releasing the Lien Priority provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever.

(b) The ABL Agents, on behalf of themselves and the ABL Secured Parties, hereby agree that, without affecting the obligations of the ABL Agents and the ABL Secured Parties hereunder, the Second Lien Agent and the Second Lien Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agents or any ABL Secured Party, and without incurring any liability to the ABL Agents or any ABL Secured Party or impairing or releasing the Lien Priority provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Second Lien Documents in any manner whatsoever except that the following shall require the prior written consent of the ABL Agents:

(i) except as provided in Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the Second Lien Obligations; or

(ii) amend the Second Lien Documents in any manner which would have the effect of contravening the terms of this Agreement or the ABL Documents.

(c) The ABL Obligations and the Second Lien Obligations may be refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent

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is required pursuant to Section 5.2(b) above or to permit the refinancing transaction under any ABL Document or any Second Lien Document) of the ABL Agents, the ABL Secured Parties, the Second Lien Agent or the Second Lien Secured Parties, as the case may be, all without affecting the Lien Priority provided for herein or the other provisions hereof, provided, however, that the holders of such refinancing Indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the ABL Agents or the Second Lien Agent, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the ABL Agents or the Second Lien Agent, as the case may be, and any such refinancing transaction shall be in accordance with any applicable provisions of both the ABL Documents and the Second Lien Documents (to the extent such documents survive the refinancing).

Section 5.3 Reinstatement and Continuation of Agreement.

(a) If the ABL Agents or any ABL Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery. If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agents, the Second Lien Agent, the ABL Secured Parties, and the Second Lien Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations or the Second Lien Obligations. No priority or right of the ABL Agents or any ABL Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agents or any ABL Secured Party may have.

(b) If the Second Lien Agent or any Second Lien Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the Second Lien Obligations (a “Second Lien Recovery”), then the Second Lien Obligations shall be reinstated to the extent of such Second Lien Recovery. If this Agreement shall have been terminated prior to such Second Lien Recovery, this Agreement shall be reinstated in full force and effect in the event of such Second Lien Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agents, the Second Lien Agent, the ABL Secured Parties, and the Second Lien Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any

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Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations or the Second Lien Obligations. No priority or right of the Second Lien Agent or any Second Lien Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the Second Liens, provisions, or covenants of any of the Second Lien Documents, regardless of any knowledge thereof which the Second Lien Agent or any Second Lien Secured Party may have.

ARTICLE 6

INSOLVENCY PROCEEDINGS

Section 6.1 DIP Financing.

(a) If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of ABL Obligations, and the ABL Agents or any of the ABL Secured Parties shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting Collateral under Section 363 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) (each, a “DIP Financing”), with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Collateral), then the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees that it will raise no objection and will not support any objection to such DIP Financing or use of cash collateral or to the Liens securing the same on any basis, including, without limitation, on the grounds of a failure to provide “adequate protection” for the Liens of the Second Lien Agent securing the Second Lien Obligations (and will not request any adequate protection solely as a result of such DIP Financing or use of cash collateral, and will not offer or support any debtor-in-possession financing which would compete with such DIP Financing); provided that (i) the Second Lien Agent retains its Lien on the Collateral to secure the Second Lien Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the any Debtor Relief Laws), subject to the terms of this Agreement, to the Liens in favor of the ABL Secured Parties existing prior to the commencement of such Insolvency Proceeding, to any adequate protection Liens granted in favor of the ABL Obligations, and to the senior priority of the DIP Financing, (ii) all Liens on the Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agents and the ABL Secured Parties securing the ABL Obligations on the Collateral and (iii) the foregoing provisions of this Section 6.1(a) shall not prevent the Second Lien Agent and the Second Lien Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws.

(b) All Liens granted to the ABL Agents or the Second Lien Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

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Section 6.2 Relief From Stay. Until the Discharge of ABL Obligations has occurred, the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Collateral without the ABL Agents’ express written consent.

Section 6.3 No Contest; Adequate Protection. The Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the ABL Agents or any ABL Secured Party for adequate protection of its interest in the Collateral, (ii) subject to Section 6.1(a) above, any proposed provision of DIP Financing by the ABL Agents and the ABL Secured Parties (or any other Person proposing to provide DIP Financing with the consent of the ABL Agents) or (iii) any objection by the ABL Agents or any ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Agents or any ABL Secured Party that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agents as adequate protection of its interests are subject to this Agreement.

(b) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency Proceeding, if the ABL Secured Parties (or any subset thereof) are granted adequate protection with respect to the Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Collateral), then the ABL Agents, on behalf of themselves and the ABL Secured Parties, agrees that the Second Lien Agent, on behalf of itself or any of the Second Lien Secured Parties, may seek or request (and the ABL Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the ABL Obligations on the same basis as the other Liens of the Second Lien Agent on Collateral.

Section 6.4 Asset Sales. The Second Lien Agent agrees, on behalf of itself and the Second Lien Secured Parties, that it will not oppose any sale consented to by the ABL Agents of any Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as the Liens of the Parties attach to the proceeds of such sale consistent with the Lien Priority set forth herein on the assets sold and such proceeds are otherwise applied in accordance with this Agreement.

Section 6.5 Separate Grants of Security and Separate Classification. Each Second Lien Secured Party and each ABL Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Security Documents and the Second Lien Security Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the ABL Obligations and must be separately classified in any plan of reorganization (or other plan of similar effect under any Debtor Relief Laws) proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Second Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than

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separate classes of senior and junior secured claims), then the Second Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Second Lien Obligation claims against the Loan Parties, with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from the Collateral before any distribution is made in respect of the claims held by the Second Lien Secured Parties from such Collateral, with the Second Lien Secured Parties hereby acknowledging and agreeing to turn over to ABL Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

Section 6.6 Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.

Section 6.7 ABL Obligations Unconditional. All rights of the ABL Agents hereunder, and all agreements and obligations of the Second Lien Agent and the Loan Parties (to the extent applicable) hereunder, shall, except as otherwise specifically provided herein, remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any ABL Document;

(ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;

(iii) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the ABL Obligations, or of any of the Second Lien Agent or any Loan Party, to the extent applicable, in respect of this Agreement.

Section 6.8 Second Lien Obligations Unconditional. All rights of the Second Lien Agent hereunder, all agreements and obligations of the ABL Agents and the Loan Parties (to the extent applicable) hereunder, shall, except as otherwise specifically provided herein, remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any Second Lien Document;

(ii) any change in the time, place or manner of payment of, or in any other Second Lien of, all or any portion of the Second Lien Obligations, or any amendment,

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waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Lien Document (but solely to the extent permitted pursuant to Section 5.2(b) above);

(iii) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Second Lien Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second Lien Obligations, or of any of the ABL Agents or any Loan Party, to the extent applicable, in respect of this Agreement.

ARTICLE 7

MISCELLANEOUS

Section 7.1 Rights of Subrogation. The Second Lien Agent, for and on behalf of itself and the Second Lien Secured Parties, agrees that no payment to the ABL Agents or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle the Second Lien Agent or any Second Lien Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations.

Section 7.2 Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the ABL Agents or the Second Lien Agent to exercise and enforce their rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

Section 7.3 Representations. The Second Lien Agent represents and warrants to the ABL Agents that it has the requisite power and authority under the Second Lien Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Second Lien Secured Parties and that this Agreement shall be binding obligations of the Second Lien Agent and the Second Lien Secured Parties, enforceable against the Second Lien Agent and the Second Lien Secured Parties in accordance with its terms. The ABL Agents represent and warrant to the Second Lien Agent that they have the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of themselves and the ABL Secured Parties and that this Agreement shall be binding

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obligations of the ABL Agents and the ABL Secured Parties, enforceable against the ABL Agents and the ABL Secured Parties in accordance with its terms.

Section 7.4 Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by the Second Lien Agent and the ABL Agents and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 7.5 Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or three (3) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

ABL Agents:	Bank of America, N.A.
100 Federal Street
Boston, Massachusetts 02109
Attention: Stephen J. Garvin

With a copy to:

Riemer & Braunstein, LLP
Three Center Plaza
Boston, MA 02108
Attention: David S. Berman, Esquire
Fax: (617) 880-3456

Second Lien Agent:

With a copy to:

Section 7.6 No Waiver; Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7 Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the earlier of the Discharge of ABL Obligations or the Discharge of Second Lien Obligations, (b) be

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binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any Loan Party shall include any Loan Party as debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), the ABL Agents, any ABL Secured Party, the Second Lien Agent, or any Second Lien Secured Party may assign or otherwise transfer all or any portion of the ABL Obligations or the Second Lien Obligations, as applicable, to any other Person (other than any Borrower, any Guarantor or any Affiliate of any Borrower or any Guarantor and any Subsidiary of any Borrower or any Guarantor, and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agents, the Second Lien Agent, any ABL Secured Party, or any Second Lien Secured Party, as the case may be, herein or otherwise. The ABL Secured Parties and the Second Lien Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide Indebtedness to, or for the benefit of, any Loan Party on the faith hereof.

Section 7.8 Governing Law; Entire Agreement. The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.9 Counterparts. This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

Section 7.10 No Third Party Beneficiaries. This Agreement is solely for the benefit of the ABL Agents, ABL Secured Parties, Second Lien Agent and Second Lien Secured Parties. No other Person (including any Borrower, any Guarantor or any Affiliate of any Borrower or any Guarantor, or any Subsidiary of any Borrower or any Guarantor) shall be deemed to be a third party beneficiary of this Agreement.

Section 7.11 Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.12 Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.13 Attorneys’ Fees. The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other

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proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.14 VENUE; JURY TRIAL WAIVER.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY ABL SECURED PARTY OR ANY SECOND LIEN SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY SECOND LIEN DOCUMENTS, OR ANY ABL DOCUMENTS AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.15 Intercreditor Agreement. This Agreement is the Intercreditor Agreement referred to in the ABL Credit Agreement and the Second Lien Credit Agreement. Nothing in this Agreement shall be deemed to subordinate the obligations due to (i) any ABL Secured Party to the obligations due to any Second Lien Secured Party or (ii) any Second Lien

26

Secured Party to the obligations due to any ABL Secured Party (in each case, whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens but not a subordination of Indebtedness.

Section 7.16 No Warranties or Liability. The Second Lien Agent and the ABL Agents acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document or any Second Lien Document. Except as otherwise provided in this Agreement, the Second Lien Agent and the ABL Agents will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.17 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Second Lien Document, the provisions of this Agreement shall govern.

Section 7.18 Information Concerning Financial Condition of the Loan Parties. Each of the Second Lien Agent and the ABL Agents hereby assumes responsibility for keeping itself informed of the financial condition of the Loan Parties and all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Second Lien Obligations. The Second Lien Agent and the ABL Agents hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Second Lien Agent or the ABL Agents, in their sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, (a) they shall be under no obligation (i) to provide any such information to such other party or any other party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information, (b) they make no representation as to the accuracy or completeness of any such information and shall not be liable for any information contained therein, and (c) the Party receiving such information hereby agrees to hold the other providing Party harmless from any action the receiving Party may take or conclusion the receiving Party may reach or draw from any such information, as well as from and against any and all losses, claims, damages, liabilities, and expenses to which such receiving Party may become subject arising out of or in connection with the use of such information.

(b) The Loan Parties agree that any information provided to the ABL Agents, the Second Lien Agent, any ABL Secured Party or any Second Lien Secured Party may be shared by such Person with any ABL Secured Party, any Second Lien Secured Party, the ABL Agents or the Second Lien Agent notwithstanding a request or demand by such Loan Party that such information be kept confidential; provided that such information shall otherwise be subject to the respective confidentiality provisions in the ABL Credit Agreement and the Second Lien Credit Agreement, as applicable.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the ABL Agents, for and on behalf of themselves and the ABL Lenders, and the Second Lien Agent, for and on behalf of itself and the Second Lien Lenders, have caused this Agreement to be duly executed and delivered as of the date first above written.

BANK OF AMERICA, N.A., in its capacity as an ABL Agent

By:
Name: Title:

WELLS FARGO RETAIL FINANCE, LLC, in its capacity as an ABL Agent

By:
Name: Title:

GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as an ABL Agent

By:
Name: Title:

[ ], in its capacity as the Second Lien Agent

By:
Name: Title:

Signature Page to Intercreditor Agreement

ACKNOWLEDGMENT

Each Borrower and each Guarantor hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL Agents and the Second Lien Agent, and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. Each Borrower and each Guarantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the ABL Secured Parties and the ABL Loan Parties, the ABL Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the Second Lien Secured Parties, the Second Lien Borrowers and Second Lien Guarantors, the Second Lien Documents remain in full force and effect as written and are in no way modified hereby.

SEARS ROEBUCK ACCEPTANCE CORP., as Borrower

By:
Name: Title:

KMART CORPORATION, as Borrower

By:
Name: Title:

SEARS HOLDINGS CORPORATION, as Guarantor

By:
Name: Title:

KMART HOLDING CORPORATION, as Guarantor

By:
Name: Title:

KMART MANAGEMENT CORPORATION, as Guarantor

By:
Name: Title:

Acknowledgement — Intercreditor Agreement

KLC, INC., as Guarantor

By:
Name: Title:

KMART STORES OF ILLINOIS LLC, as Guarantor

By:
Name: Title:

KMART STORES OF TEXAS LLC, as Guarantor

By:
Name: Title:

KMART OF MICHIGAN, INC., as Guarantor

By:
Name: Title:

KMART OF WASHINGTON LLC, as Guarantor

By:
Name: Title:

KMART.COM LLC, as Guarantor

By:
Name: Title:

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MYGOFER LLC, as Guarantor

By:
Name: Title:

By:
Name: Title:

SEARS BRANDS MANAGEMENT CORPORATION, as Guarantor

By:
Name: Title:

SEARS, ROEBUCK AND CO., as Guarantor

By:
Name: Title:

CALIFORNIA BUILDER APPLIANCES, INC., as Guarantor

By:
Name: Title:

FLORIDA BUILDER APPLIANCES, INC., as Guarantor

By:
Name: Title:

SOE, INC., as Guarantor

By:
Name: Title:

Acknowledgement — Intercreditor Agreement

STARWEST, LLC, as Guarantor

By:
Name: Title:

LANDS’ END, INC., as Guarantor

By:
Name: Title:

PRIVATE BRANDS, LTD., as Guarantor

By:
Name: Title:

SEARS HOME IMPROVEMENT PRODUCTS, INC., as Guarantor

By:
Name: Title:

SEARS, ROEBUCK DE PUERTO RICO, INC., as Guarantor

By:
Name: Title:

SEARS AUTHORIZED HOMETOWN STORES, LLC, as Guarantor

By:
Name: Title:

SEARS OUTLET STORES, L.L.C., as Guarantor

By:
Name: Title:

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SEARS HOLDINGS MANAGEMENT CORPORATION, as Guarantor

By:
Name: Title:

LANDS’ END DIRECT MERCHANTS, INC., as Guarantor

By:
Name: Title:

SEARS HOME APPLIANCE SHOWROOMS, LLC, as Guarantor

By:
Name: Title:

SEARS PROTECTION COMPANY, as Guarantor

By:
Name: Title:

SEARS PROTECTION COMPANY (FLORIDA), L.L.C., as Guarantor

By:
Name: Title:

A&E HOME DELIVERY, LLC, as Guarantor

By:
Name: Title:

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A&E LAWN & GARDEN, LLC, as Guarantor

By:
Name: Title:

A&E SIGNATURE SERVICE, LLC, as Guarantor

By:
Name: Title:

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EXHIBIT G

INTERCREDITOR AGREEMENT

by and between

BANK OF AMERICA, N.A.,

WELLS FARGO RETAIL FINANCE, LLC, and

GENERAL ELECTRIC CAPITAL CORPORATION

as ABL Agents,

and

[                    ],

as [Second Lien] Agent

Dated as of [            ]

i

ii

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of [            ] between BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as co-collateral agent, WELLS FARGO RETAIL FINANCE, LLC, in its capacity as co-collateral agent, and GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as co-collateral agent (together with their respective successors and assigns in such capacities, the “ABL Agents”) for (i) the financial institutions party from time to time to the ABL Credit Agreement referred to below (such financial institutions, together with their respective successors, assigns and transferees, the “ABL Lenders”) and (ii) any ABL Bank Product Affiliates and ABL Cash Management Affiliates (each as defined below) (such ABL Bank Product Affiliates and ABL Cash Management Affiliates, together with the ABL Agents and the ABL Lenders, the “ABL Secured Parties”) and [            ], in its capacities as [administrative agent and collateral agent] (together with its successors and assigns in such capacities, the “Second Lien Agent”) for the financial institutions party from time to time to the [            ] referred to below (such financial institutions, together with their respective successors, assigns and transferees, the “Second Lien Lenders”) (such Second Lien Agent and the Second Lien Lenders, the “Second Lien Secured Parties”).

RECITALS

A. Pursuant to that certain Amended and Restated Credit Agreement dated as of May 21, 2009 by and among Sears Roebuck Acceptance Corp. and Kmart Corporation, (collectively, the “ABL Borrowers”), Sears Holdings Corporation (“Holdings”), the ABL Lenders and the ABL Agents (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and thereof, the “ABL Credit Agreement”), the ABL Lenders have agreed to make certain loans and provide other financial accommodations to or for the benefit of Holdings and certain of its subsidiaries.

B. Pursuant to a certain Amended and Restated Guarantee and Collateral Agreement dated as of May 21, 2009 (as the same may be amended, supplemented, restated and/or otherwise modified, the “ABL Guarantee and Collateral Agreement”) by Holdings and certain of its subsidiaries (including, without limitation, the ABL Borrowers) in favor of the ABL Agents for the benefit of the ABL Secured Parties, (1) Holdings and certain of its subsidiaries (collectively, with Holdings, the “ABL Guarantors”) have guaranteed the payment and performance of the ABL Borrowers’ Obligations under the ABL Documents (as hereinafter defined), and (2) the ABL Borrowers and the ABL Guarantors (collectively, the “ABL Loan Parties”) have granted a security interest and lien in certain of their assets (including, without limitation, credit card accounts receivables, pharmacy receivables, inventory and other assets related thereto) to secure the respective obligations of each of the ABL Loan Parties under the ABL Documents.

C. Pursuant to that certain [            ] dated as of the date hereof by and among [            ], (collectively, the “Second Lien Borrowers”), the Second Lien Lenders and the Second Lien Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the Second Liens hereof and thereof, the “Second

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Lien Credit Agreement”), the Second Lien Lenders have agreed to make certain loans to the Second Lien Borrowers.

D. Pursuant to a certain Second Lien Guarantee and Collateral Agreement dated as of the date hereof (the “Second Lien Guarantee and Collateral Agreement) by Holdings and certain of its subsidiaries in favor of the Second Lien Agent for the benefit of the Second Lien Secured Parties, (1) Holdings and certain of its subsidiaries (collectively, with Holdings, the “Second Lien Guarantors”) have guaranteed the payment and performance of the Second Lien Borrowers’ Obligations under the Second Lien Documents (as hereinafter defined), and (2) the Second Lien Borrowers and the Second Lien Guarantors (collectively, the “Second Lien Loan Parties”) have granted a security interest and lien in certain of their assets (including, without limitation, credit card accounts receivables, pharmacy receivables, inventory and other assets related thereto) to secure the respective obligations of each of the Second Lien Loan Parties under the Second Lien Documents.

E. Each of the ABL Agents (on behalf of the ABL Secured Parties) and the Second Lien Agent (on behalf of the Second Lien Secured Parties) desire to agree to the relative priority of Liens on the Collateral (as defined below) and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 UCC Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning herein as in the Uniform Commercial Code.

Section 1.2 Other Definitions. Subject to Section 1.1, as used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Agents” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successors thereto as well as any Person designated as the “Agent”, “Administrative Agent”, “Collateral Agent” or “Co-Collateral Agent” under any ABL Credit Agreement.

“ABL Bank Products Affiliate” shall mean any ABL Lender or any Affiliate of any ABL Lender that has entered into a Swap Contract or other Bank Product with an ABL Loan Party with the obligations of such ABL Loan Party thereunder being secured by one or more ABL Collateral Documents, together with their respective successors, assigns and transferees.

“ABL Borrowers” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Cash Management Affiliate” shall mean any ABL Lender or any Affiliate of an ABL Lender that provides Cash Management Services to any of the ABL Loan Parties with the

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obligations of such ABL Loan Parties thereunder being secured by one or more ABL Collateral Documents, together with their respective successors, assigns and transferees.

“ABL Collateral Documents” shall mean the ABL Guarantee and Collateral Agreement, together with all other security agreements, account control agreements, freight forwarder and/or customs broker’s agreements, collateral access agreements, license agreements and other collateral documents executed and delivered in connection with the ABL Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“ABL Credit Agreement” shall have the meaning assigned to such term in the recitals to this Agreement and shall include any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the ABL Obligations, whether by the same or any other agent, lender or group of lenders.

“ABL Documents” shall mean the ABL Credit Agreement, the ABL Collateral Documents, all Swap Contracts and other Bank Products between any ABL Loan Party and any ABL Bank Products Affiliate, all Cash Management Services agreements between any ABL Loan Party and any ABL Cash Management Affiliate, those other ancillary agreements to which any ABL Secured Party is a party or beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any ABL Loan Party and delivered to the ABL Agents or any other ABL Secured Party, in connection with any of the foregoing or with the ABL Credit Agreement or the ABL Guarantee and Collateral Agreement, in each case, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof and thereof.

“ABL Guarantee and Collateral Agreement” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any other agreement amending or replacing such agreement, whether by the same or any other agent, lender or group of lenders.

“ABL Guarantors” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any other Person who becomes a guarantor under the ABL Guarantee and Collateral Agreement.

“ABL Lenders” shall have the meaning assigned to that term in the introduction to this Agreement.

“ABL Loan Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Obligations” shall mean all obligations of every nature of each ABL Loan Party from time to time owed to the ABL Secured Parties, or any of them, under any ABL Document, whether for principal, interest, reimbursement of amounts drawn under letters of credit, payments for early termination of Swap Contracts, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the ABL Documents (including interest, fees, indemnification payments, expense reimbursements and other amounts which, but for the filing of a petition in bankruptcy with respect to such ABL Loan Party, would have accrued on or been payable with respect to any ABL Obligation, whether or not a claim is allowed against such

5

ABL Loan Party for such interest, fees, indemnification payments, expense reimbursements and other amounts in the related bankruptcy proceeding), as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time in accordance with the terms hereof and thereof.

“ABL Priority Collateral” shall mean all Collateral consisting of the following:

(1) all Accounts consisting of Credit Card Accounts Receivables and Pharmacy Receivables;

(2) all Inventory;

(3) all Prescription Lists;

(4) to the extent relating to, evidencing or governing any of the items referred to in the preceding clauses, all Deposit Accounts, Securities Accounts, Documents, General Intangibles, Instruments, Commercial Tort Claims; all Supporting Obligations and Letter-of-Credit Rights;

(5) all books and Records relating to the items referred to in the preceding clauses (including all books, databases, and Records, whether tangible or electronic, which contain any information relating to any of the items referred to in the preceding clauses); and

(6) all guarantees with respect to any of the foregoing and all cash, cash equivalents, money, insurance proceeds and other proceeds of any of the foregoing (such proceeds, “ABL Priority Proceeds”).

“ABL Recovery” shall have the meaning set forth in Section 5.3(a).

“ABL Secured Parties” shall have the meaning to that term in the introduction to this Agreement.

“Affiliate” shall mean, with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person specified.

“Agent(s)” means individually the ABL Agents or the Second Lien Agent and collectively means both the ABL Agents and the Second Lien Agent.

“Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.

“Bank Products” shall have the meaning provided in the ABL Credit Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code , as now or hereafter in effect or any successor thereto.

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“Borrower” shall mean the ABL Borrowers and the Second Lien Borrowers.

“Business Day” shall mean any day other than (a) Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts or New York City, New York, generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the principal office of the Second Lien Agent or any ABL Agents is not open to the general public to conduct business, if such office is ordinarily open to the general public to conduct business.

“Cash Management Services” shall have the meaning provided in the ABL Credit Agreement.

“Collateral” shall mean all Property now owned or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to the ABL Agents or the Second Lien Agent under any of the ABL Collateral Documents or the Second Lien Collateral Documents, together with all substitutions, additions, products and Proceeds thereof.

“Control Collateral” shall mean any Collateral consisting of any Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Credit Card Accounts Receivables” shall have the meaning provided in the ABL Credit Agreement.

“Credit Documents” shall mean the ABL Documents and the Second Lien Documents.

“Debtor Relief Laws” shall mean the Bankruptcy Code as now or hereafter in effect or any successor thereto, as well as all other liquidation, conservatorship, bankruptcy, assignment for benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States federal or state law or of any applicable foreign law from time to time in effect affecting the rights of creditors generally.

“DIP Financing” shall have the meaning set forth in Section 6.1(a).

“Discharge of ABL Obligations” shall mean (a) the payment in full in cash of all outstanding ABL Obligations including, with respect to (i) amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), the cancellation of such letters of credit or the delivery or provision of money or backstop letters of credit in respect thereof in compliance with the terms of any ABL Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit) and (ii) outstanding ABL Obligations with respect to Bank Products and Cash Management Services (or indemnities or other undertakings issued pursuant thereto in respect of outstanding Bank Products and Cash Management Services) or the delivery or provision of cash collateral in respect thereof in compliance with the terms of any ABL Credit Agreement and (b) the termination of all commitments to extend credit under the ABL Documents.

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“Discharge of Second Lien Priority Obligations” shall mean the payment in full in cash of all outstanding Second Lien Obligations.

“Enforcement Notice” shall mean a written notice delivered by either the ABL Agents or the Second Lien Agent to the other applicable party announcing that an Enforcement Period has commenced.

“Enforcement Period” shall mean the period of time following the receipt by either the ABL Agents or the Second Lien Agent of an Enforcement Notice from the other and continuing until the earliest of (a) in case of an Enforcement Period commenced by the Second Lien Agent, the Discharge of Second Lien Obligations, (b) in the case of an Enforcement Period commenced by the ABL Agents, the Discharge of ABL Obligations, or (c) the ABL Agents or the Second Lien Agent (as applicable) terminates, or agrees in writing to terminate, the Enforcement Period.

“Event of Default” shall mean an Event of Default as defined in the ABL Credit Agreement or the Second Lien Credit Agreement, as applicable.

“Exercise of Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

(a) the taking by any Secured Party of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code or other applicable law;

(b) the exercise by any Secured Party of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c) the taking of any action by any Secured Party or the exercise of any right or remedy by any Secured Party in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d) the appointment on the application of a Secured Party, of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e) the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale conducted by a Secured Party or any other means at the direction of a Secured Party permissible under applicable law; and

(f) the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code or under provisions of similar effect other applicable law.

For the avoidance of doubt, none of the following shall be deemed to constitute an Exercise of Secured Creditor Remedies: (i) the filing of a proof of claim in any Insolvency Proceeding or

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seeking adequate protection (subject to Section 6.3 below), (ii) the exercise of rights by the ABL Agents during the continuance of a Cash Dominion Event (as defined in the ABL Credit Agreement), including, without limitation, the notification of account debtors, depository institutions or any other Person to deliver proceeds of ABL Priority Collateral to the ABL Agents, (iii) the consent by the ABL Agents to a store closing sale, going out of business sale or other disposition by any Loan Party of any of the ABL Priority Collateral, (iv) the reduction of advance rates or sub-limits by the ABL Agents, or (v) the imposition of Availability Reserves or Inventory Reserves (in each case as defined in the ABL Credit Agreement) by the ABL Agents.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guarantor” shall mean any of the ABL Guarantors or Second Lien Guarantors.

“Indebtedness” shall mean (i) all obligations of a Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (ii) the maximum amount of all letters of credit, bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (iii) obligations of such Person under any Swap Contract; (iv) indebtedness secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse, and (v) any guarantees of the foregoing.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under any Debtor Relief Laws.

“Lender(s)” means individually, the ABL Lenders or the Second Lien Lenders and collectively means all of the ABL Lenders and the Second Lien Lenders.

“Lien” shall mean, with respect to any asset, any mortgage, deed of trust, lien (statutory or otherwise), pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such asset.

“Lien Priority” shall mean with respect to any Lien of the ABL Secured Parties or the Second Lien Secured Parties in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Loan Parties” shall mean the ABL Loan Parties and the Second Lien Loan Parties.

“Party” shall mean the ABL Agents or the Second Lien Agent, and “Parties” shall mean both the ABL Agents and the Second Lien Agent.

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“Person” shall mean an individual, partnership, corporation, limited liability company, unlimited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Pharmacy Receivables” shall have the meaning provided in the ABL Guarantee and Collateral Agreement.

“Prescription Lists” shall have the meaning provided in the ABL Guarantee and Collateral Agreement.

“Priority Collateral” shall mean the ABL Priority Collateral or the Second Lien Priority Collateral, as applicable.

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Second Lien Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto.

“Second Lien Borrowers” shall have the meaning assigned to that term in the introduction to this Agreement.

“Second Lien Collateral Documents” shall mean the Second Lien Guarantee and Collateral Agreement, together with all other security agreements, account control agreements, freight forwarder and/or customs broker’s agreements, collateral access agreements, license agreements and other collateral documents executed and delivered in connection with the Second Lien Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Second Lien Credit Agreement” shall have the meaning assigned to that term in the recitals to this Agreement and shall include any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Second Lien Obligations, whether by the same or any other agent, lender or group of lenders.

“Second Lien Documents” shall mean the Second Lien Credit Agreement, the Second Lien Collateral Documents, and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Second Lien Loan Party or any of its respective Affiliates, and delivered to the Second Lien Agent, in connection with any of the foregoing or any Second Lien Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the Second Liens hereof and thereof.

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“Second Lien Guarantee and Collateral Agreement” shall have the meaning assigned to that term in the recitals to this Agreement.

“Second Lien Guarantors” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any other Person who becomes a guarantor under the Second Lien Guarantee and Collateral Agreement.

“Second Lien Lenders” shall have the meaning assigned to that term in the introduction to this Agreement.

“Second Lien Loan Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“Second Lien Obligations” shall mean all obligations of every nature of each Second Lien Loan Party from time to time owed to the Second Lien Secured Parties or any of them, under any Second Lien Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Second Lien Loan Party, would have accrued on any Second Lien Obligation to the extent a claim is allowed against such Second Lien Loan Party for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Second Lien Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Second Lien Priority Collateral” shall mean all Collateral, other than ABL Priority Collateral, consisting of the following:

(1) TO BE COMPLETED

“Second Lien Recovery” shall have the meaning set forth in Section 5.3(b).

“Second Lien Secured Parties” shall have the meaning assigned to that term in the introduction to this Agreement.

“Secured Parties” shall mean the ABL Secured Parties and the Second Lien Secured Parties.

“Subsidiary” shall mean with respect to any Person (the “parent”) at any date, any corporation, partnership, joint venture, limited liability company, trust, or other entity (a) of which equity interests representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Swap Contract” shall have the meaning provided in the ABL Credit Agreement.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is

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defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided further that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“Use Period” means the period commencing on the date that the ABL Agents (or an ABL Loan Party acting with the consent of the ABL Agents) commence the liquidation and sale of the ABL Priority Collateral and ending 180 days thereafter. If any stay or other order that prohibits any of the ABL Agents, the other ABL Secured Parties or any ABL Loan Party (with the consent of the ABL Agents) from commencing and continuing to Exercise Any Secured Creditor Remedies or to liquidate and sell the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order and the Use Period shall be so extended.

Section 1.3 Rules of Construction.

Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation. Any reference herein to a time of day means Eastern time.

ARTICLE 2

LIEN PRIORITY

Section 2.1 Priority of Liens.

(a) Notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection of any Liens granted to the ABL Secured Parties in respect of all or any portion of the Collateral or of any Liens granted to the Second Lien Secured Parties in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or

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recordation of any document or instrument for perfecting the Liens in favor of the ABL Agents for the benefit of the ABL Secured Parties or the Second Lien Agent for the benefit of the Second Lien Secured Parties in any Collateral, (iii) any provision of the Uniform Commercial Code, Debtor Relief Laws or any other applicable law, or of the ABL Documents or the Second Lien Documents, (iv) whether the ABL Agents or the Second Lien Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the date on which the ABL Obligations or the Second Lien Obligations are advanced or made available to the Loan Parties, or (vi) any failure of the ABL Agents or the Second Lien Agent to perfect its Lien in the Collateral, the subordination of any Lien on the Collateral securing any ABL Obligations or Second Lien Obligations, as applicable, to any Lien securing any other obligation of any Borrower or Guarantor, or the avoidance, invalidation or lapse of any Lien on the Collateral securing any ABL Obligations or Second Lien Obligations, the ABL Agents, on behalf of themselves and the ABL Secured Parties, and the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, hereby agree that the following priorities apply to the ABL Priority Collateral and the Second Lien Priority Collateral:

(1) With respect to the ABL Priority Collateral:

(A) First, to the ABL Agents and the ABL Lenders to the extent of the ABL Obligations;

(B) Second, to the Second Lien Agent and the Second Lien Lenders to the extent of the Second Lien Obligations.

(2) With respect to the Second Lien Priority Collateral:

(A) First, to the Second Lien Agent and the Second Lien Lenders to the extent of the Second Lien Obligations;

(B) Second, to the ABL Agents and the ABL Lenders to the extent of the ABL Obligations.

(b) The Second Lien Agent, for and on behalf of itself and the Second Lien Secured Parties, acknowledges and agrees that, concurrently herewith, the ABL Agents, for the benefit of themselves and the ABL Secured Parties, have been, or may be, granted Liens upon all of the Second Lien Priority Collateral and the Second Lien Agent hereby consents thereto. The ABL Agents, for and on behalf of themselves and the ABL Secured Parties, acknowledge and agree that, concurrently herewith, the Second Lien Agent, for the benefit of itself and the Second Lien Secured Parties, has been, or may be, granted Liens upon all of the ABL Priority Collateral and the ABL Agents hereby consents thereto. The subordination of Liens by the Second Lien Agent and the ABL Agents in favor of one another as set forth herein shall not be deemed to subordinate the Second Lien Agent’s Liens or the ABL Agents’ Liens to the Liens of any other Person.

Section 2.2 Waiver of Right to Contest Liens.

(a) The Second Lien Agent, for and on behalf of itself and the Second Lien Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action

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to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agents and the ABL Secured Parties in respect of the Collateral or the provisions of this Agreement. The Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that none of the Second Lien Agent or the Second Lien Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agents or any ABL Secured Party under the ABL Documents with respect to the ABL Priority Collateral. The Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, hereby waives any and all rights it or the Second Lien Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agents or any ABL Lender seeks to enforce its Liens in any ABL Priority Collateral. The foregoing shall not be construed to prohibit the Second Lien Agent from enforcing the provisions of this Agreement or otherwise acting in accordance with this Agreement.

(b) The ABL Agents, for and on behalf of themselves and the ABL Secured Parties, agrees that they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Second Lien Agent or the Second Lien Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the ABL Agents, for themselves and on behalf of the ABL Secured Parties, agrees that none of the ABL Agents or the ABL Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Second Lien Agent under the Second Lien Documents with respect to the Second Lien Priority Collateral. The ABL Agents, for themselves and on behalf of the ABL Secured Parties, hereby waive any and all rights they or the ABL Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Second Lien Agent seeks to enforce its Liens in any Second Lien Priority Collateral. The foregoing shall not be construed to prohibit the ABL Agents from enforcing the provisions of this Agreement or otherwise acting in accordance with this Agreement.

Section 2.3 Remedies Standstill.

(a) The Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees that, from the date hereof until the date upon which the Discharge of ABL Obligations shall have occurred, neither the Second Lien Agent nor any Second Lien Secured Party will Exercise Any Secured Creditor Remedies with respect to any of the ABL Priority Collateral, and will not take, receive or accept any Proceeds of ABL Priority Collateral. From and after the date upon which the Discharge of ABL Obligations shall have occurred, the Second Lien Agent or any Second Lien Secured Party may Exercise Any Secured Creditor Remedies under the Second Lien Documents or applicable law as to any ABL Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Second Lien Agent or the Second Lien Secured Parties is at all times subject to the provisions of this Agreement.

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(b) The ABL Agents, on behalf of themselves and the ABL Secured Parties, agree that, from the date hereof until the date upon which the Discharge of Second Lien Obligations shall have occurred, neither the ABL Agents nor any ABL Secured Party will Exercise Any Secured Creditor Remedies with respect to the Second Lien Priority Collateral, and will not take, receive or accept any Proceeds of the Second Lien Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of Second Lien Priority Collateral in a Deposit Account controlled by the ABL Agents shall not constitute a breach of this Agreement so long as such Proceeds are promptly (but in no event later than five Business Days after receipt) remitted to the Second Lien Agent. From and after the date upon which the Discharge of Second Lien Obligations shall have occurred, the ABL Agents or any ABL Secured Party may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Second Lien Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agents or the ABL Secured Parties is at all times subject to the provisions of this Agreement.

(c) Notwithstanding the provisions of Sections 2.3(a), 2.3(b) or any other provision of this Agreement, nothing contained herein shall be construed to prevent any Agent or any Secured Party from (i) filing a claim or statement of interest with respect to the ABL Obligations or Second Lien Obligations owed to it in any Insolvency Proceeding commenced by or against any Loan Party, (ii) taking any action (not adverse to the Lien Priority of the Liens of the other Agent or other Secured Parties on the Collateral in which such other Agent or other Secured Party has a priority Lien or the rights of the other Agent or any of the other Secured Parties to Exercise Any Secured Creditor Remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce its Lien) on any Collateral, (iii) filing any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Agent or Secured Party, (iv) filing any pleadings, objections, motions, or agreements which assert rights available to unsecured creditors of the Loan Parties arising under any Insolvency Proceeding or applicable non-bankruptcy law, (v) voting on any plan of reorganization or filing any proof of claim in any Insolvency Proceeding of any Loan Party, or (vi) objecting to the proposed retention of Collateral by the other Agent or any other Secured Party in full or partial satisfaction of any ABL Obligations or Second Lien Obligations due to such other Agent or Secured Party, in each case (i) through (vi) above to the extent not inconsistent with the terms of this Agreement.

Section 2.4 Exercise of Rights.

(a) No Other Restrictions. Except as expressly set forth in this Agreement, each Second Lien Secured Party and each ABL Secured Party shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies; provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the provisions of this Agreement. The ABL Agents may enforce the provisions of the ABL Documents, the Second Lien Agent may enforce the provisions of the Second Lien Documents and each may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law; provided, however, that each of the ABL Agents and the Second Lien Agent agrees to

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provide to the other (x) an Enforcement Notice prior to the commencement of an Exercise Any Secured Creditor Remedies and (y) copies of any notices that it is required under applicable law to deliver to any Borrower or any Guarantor; provided further, however, that the ABL Agents’ failure to provide any such copies to the Second Lien Agent (but not the Enforcement Notice) shall not impair any of the ABL Agents’ rights hereunder or under any of the ABL Documents and the Second Lien Agent’s failure to provide any such copies to the ABL Agents (but not the Enforcement Notice) shall not impair any of the Second Lien Agent’s rights hereunder or under any of the Second Lien Documents. Each of the Second Lien Agent (on behalf of itself and the Second Lien Secured Parties) and the ABL Agents (on behalf of themselves and the ABL Secured Parties) agree (i) that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim, in the case of the Second Lien Agent and each Second Lien Secured Party, against either the ABL Agents or any other ABL Secured Party, and in the case of the ABL Agents and each other ABL Secured Party, against either the Second Lien Agent or any other Second Lien Secured Party, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Parties shall be liable for any such action taken or omitted to be taken, or (ii) it will not be a petitioning creditor or otherwise assist in the filing of an involuntary Insolvency Proceeding.

(b) Release of Liens.

(i) In the event of (A) any private or public sale of all or any portion of the ABL Priority Collateral in connection with any Exercise of Secured Creditor Remedies by the ABL Agents or by the ABL Loan Parties with the consent of the ABL Agents, or (B) any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral, so long as such sale, transfer or other disposition is then permitted by the ABL Documents or consented to by the requisite ABL Lenders, the Second Lien Agent agrees, on behalf of itself and the Second Lien Secured Parties that such sale, transfer or other disposition will be free and clear of the Liens on such ABL Priority Collateral securing the Second Lien Obligations, and the Second Lien Agent’s and the Second Lien Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the ABL Secured Parties’ Liens on such ABL Priority Collateral; provided, that the Liens of the Parties shall attach to the proceeds of any such disposition of the ABL Priority Collateral with the same relative priority as the Liens which attached to the ABL Priority Collateral so released. In furtherance of, and subject to, the foregoing, the Second Lien Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the ABL Agents in connection therewith. The Second Lien Agent hereby appoints the ABL Agents and any officer or duly authorized person of the ABL Agents, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Lien Agent and in the name of the Second Lien Agent or in the ABL Agents’ own names, from time to time, in the ABL Agents’ sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other

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documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(ii) In the event of (A) any private or public sale of all or any portion of the Second Lien Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the Second Lien Agent, or (B) any sale, transfer or other disposition of all or any portion of the Second Lien Priority Collateral, so long as such sale, transfer or other disposition is then permitted by the Second Lien Documents and the ABL Documents or consented to by the requisite Second Lien Lenders or the requisite ABL Lenders, as applicable, the ABL Agents agree, on behalf of themselves and the ABL Lenders, that such sale, transfer or disposition will be free and clear of the Liens on such Second Lien Priority Collateral securing the ABL Obligations and the ABL Agents’ and the ABL Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the Second Lien Secured Parties’ Liens on such Second Lien Priority Collateral; provided, that the Liens of the Parties shall attach to the proceeds of any such disposition of the Second Lien Priority Collateral with the same relative priority as the Liens which attached to the Second Lien Priority Collateral so released. In furtherance of, and subject to, the foregoing, the ABL Agents agree that they will promptly execute any and all Lien releases or other documents reasonably requested by the Second Lien Agent in connection therewith. The ABL Agents hereby appoint the Second Lien Agent and any officer or duly authorized person of the Second Lien Agent, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the ABL Agents and in the name of the ABL Agents or in the Second Lien Agent’s own name, from time to time, in the Second Lien Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

Section 2.5 No New Liens. Until the date upon which all ABL Obligations shall have been paid in full and all commitments under the ABL Documents terminated, and for so long as the Second Lien Obligations are secured by any ABL Priority Collateral, the parties hereto agree that no Second Lien Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any Second Lien Obligation which assets are not also subject to the Lien of the ABL Agents under the ABL Documents. If any Second Lien Secured Party shall nonetheless acquire or hold any Lien on any assets of any Loan Party securing any Second Lien Obligation which assets are not also subject to the Lien of the ABL Agents under the ABL Documents, then the Second Lien Agent (or the relevant Second Lien Secured Party) shall, without the need for any further consent of any other Second Lien Secured Party, any Second Lien Borrower or any Second Lien Guarantor and notwithstanding anything to the contrary in any other Second Lien Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the ABL Agents as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agents in writing of the existence of such Lien.

Section 2.6 Waiver of Marshalling.

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(a) Until the Discharge of ABL Obligations, the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

(b) Until the Discharge Second Lien Obligations, the ABL Agents, on behalf of itself and the ABL Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Second Lien Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE 3

ACTIONS OF THE PARTIES

Section 3.1 Certain Actions Permitted. The Second Lien Agent and the ABL Agents may make such demands or file such claims in respect of the Second Lien Obligations or the ABL Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time.

Section 3.2 Agent for Perfection. The ABL Agents, for and on behalf of themselves and each ABL Secured Party, and the Second Lien Agent, for and on behalf of itself and each Second Lien Secured Party, as applicable, each agree to hold all Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either) as agent for the other solely for the purpose of perfecting the security interest granted to each in such Collateral, subject to the terms and conditions of this Section 3.2. None of the ABL Agents, the ABL Secured Parties, the Second Lien Agent, or the Second Lien Secured Parties, as applicable, shall have any obligation whatsoever to the others to assure that the Collateral is genuine or owned by any Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the ABL Agents and the Second Lien Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral as agent for the other Party for purposes of perfecting the Lien held by the Second Lien Agent or the ABL Agents, as applicable. The ABL Agents are not and shall not be deemed to be a fiduciary of any kind for the Second Lien Secured Parties or any other Person. Without limiting the generality of the foregoing, the ABL Secured Parties shall not be obligated to see to the application of any Proceeds of the Second Lien Priority Collateral deposited into any Deposit Account or be answerable in any way for the misapplication thereof. The Second Lien Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Secured Parties, or any other Person.

Section 3.3 Insurance. Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Agents and the Second Lien Agent shall each be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to the Collateral. Until

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Discharge of the ABL Obligations, the ABL Agents shall have the sole and exclusive right, as against the Second Lien Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral and take other such actions with respect to insurance covering the ABL Priority Collateral as set forth in the ABL Credit Agreement. Until Discharge of the Second Lien Obligations, the Second Lien Agent shall have the sole and exclusive right, as against the ABL Agents, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Second Lien Priority Collateral and take other such actions with respect to insurance covering the Second Lien Priority Collateral as set forth in the Second Lien Credit Agreement. All proceeds of such insurance shall be remitted to the ABL Agents or the Second Lien Agent, as the case may be, and each of the Second Lien Agent and ABL Agents shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof.

Section 3.4 No Additional Rights For the Loan Parties Hereunder. If any ABL Secured Party or Second Lien Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Loan Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party or Second Lien Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Second Lien Secured Party.

Section 3.5 Inspection and Access Rights.

(a) Without limiting any rights the ABL Agents or any other ABL Secured Party may otherwise have under applicable law or by agreement, in the event of any liquidation of the ABL Priority Collateral (or any other Exercise of Any Secured Creditor Remedies by the ABL Agents) and whether or not the Second Lien Agent or any other Second Lien Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies of the Second Lien Agent, the ABL Agents or any other Person (including any ABL Loan Party) acting with the consent, or on behalf, of the ABL Agents, shall have the right (a) during normal business hours on any Business Day, to access ABL Priority Collateral that (i) is stored or located in or on, or (ii) has become an accession with respect to (within the meaning of Section 9-335 of the Uniform Commercial Code), or (iii) has been commingled with (within the meaning of Section 9-336 of the Uniform Commercial Code), Second Lien Priority Collateral, and (b) during the Use Period, shall have the right to use the Second Lien Priority Collateral, each of the foregoing in order to assemble, inspect, copy or download information stored on, take action to perfect its Liens on, complete a production run of inventory, take possession of, move, prepare and advertise for sale, sell (by public auction, private sale or a “store closing”, “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in the any ABL Loan Party’s business), store or otherwise deal with the ABL Priority Collateral, in each case without notice to, the involvement of or interference by any Second Lien Secured Party or liability to any Second Lien Secured Party. In the event that any ABL Secured Party has commenced and is continuing the Exercise of Any Secured Creditor Remedies with respect to any ABL Priority Collateral or any other sale or liquidation of the ABL Priority Collateral has been commenced by an ABL Loan Party (with the consent of the ABL Agents), the Second Lien Agent may not sell, assign or otherwise transfer the related Second Lien Priority Collateral prior

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to the expiration of the Use Period, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 3.5.

(b) During the period of actual occupation, use and/or control by the ABL Secured Parties and/or the ABL Agents (or their respective employees, agents, advisers and representatives) of any Second Lien Priority Collateral, the ABL Secured Parties and the ABL Agents shall be obligated to repair at their expense any physical damage (but not any other diminution in value) to such Second Lien Priority Collateral resulting from such occupancy, use or control, and to leave such Second Lien Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. Notwithstanding the foregoing, in no event shall the ABL Secured Parties or the ABL Agents have any liability to the Second Lien Secured Parties and/or to the Second Lien Agent pursuant to this Section 3.5 as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Second Lien Priority Collateral existing prior to the date of the exercise by the ABL Secured Parties (or the ABL Agents, as the case may be) of their rights under Section 3.5 and the ABL Secured Parties shall have no duty or liability to maintain the Second Lien Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Secured Parties, or for any diminution in the value of the Second Lien Priority Collateral that results from ordinary wear and tear resulting from the use of the Second Lien Priority Collateral by the ABL Secured Parties in the manner and for the time periods specified under this Section 3.5. Without limiting the rights granted in this Section 3.5, the ABL Secured Parties and the ABL Agents shall cooperate with the Second Lien Secured Parties and/or the Second Lien Agent in connection with any efforts made by the Second Lien Secured Parties and/or the Second Lien Agent to sell the Second Lien Priority Collateral.

(c) The ABL Agents and the ABL Secured Parties shall not be obligated to pay any amounts to the Second Lien Agent or the Second Lien Secured Parties (or any person claiming by, through or under the Second Lien Secured Parties, including any purchaser of the Second Lien Priority Collateral) or to the ABL Loan Parties, for or in respect of the use by the ABL Agents and the ABL Secured Parties of the Second Lien Priority Collateral.

(d) The ABL Secured Parties shall (i) use the Second Lien Priority Collateral in accordance with applicable law; (ii) insure for damage to property and liability to persons, including property and liability insurance for the benefit of the Second Lien Secured Parties; and (iii) indemnify the Second Lien Secured Parties from any claim, loss, damage, cost or liability arising from the ABL Secured Parties’ use of the Second Lien Priority Collateral (except for those arising from the gross negligence or willful misconduct of any Second Lien Secured Party).

(e) The Second Lien Agent and the other Second Lien Secured Parties shall use commercially reasonable efforts to not hinder or obstruct the ABL Agents and the other ABL Secured Parties from exercising the rights described in Section 3.5(a) hereof.

Section 3.6 Tracing of and Priorities in Proceeds. The ABL Agents, for themselves and on behalf of the ABL Secured Parties, and the Second Lien Agent, for itself and on behalf of the Second Lien Secured Parties, further agree that prior to an issuance of any notice of Exercise

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of Any Secured Creditor Remedies by such Secured Party (unless a bankruptcy or insolvency Event of Default then exists), any proceeds of Collateral, whether or not deposited under control agreements, which are used by any Loan Party to acquire other property which is Collateral shall not (solely as between the Agents and the Lenders) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired.

Section 3.7 Payments Over.

(a) So long as the Discharge of ABL Obligations has not occurred, any ABL Priority Collateral or Proceeds thereof not constituting Second Lien Priority Collateral received by the Second Lien Agent or any Second Lien Secured Parties in connection with the exercise of any right or remedy (including set off) relating to the ABL Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the ABL Agents for the benefit of the ABL Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The ABL Agents are hereby authorized to make any such endorsements as agent for the Second Lien Agent or any such Second Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

(b) So long as the Discharge of Second Lien Obligations has not occurred, any Second Lien Priority Collateral or Proceeds thereof not constituting ABL Priority Collateral received by the ABL Agents or any other ABL Secured Party in connection with the exercise of any right or remedy (including set off) relating to the Second Lien Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Second Lien Agent for the benefit of the Second Lien Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Second Lien Agent is hereby authorized to make any such endorsements as agent for the ABL Agents or any such other ABL Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

ARTICLE 4

APPLICATION OF PROCEEDS

Section 4.1 Application of Proceeds.

(a) Revolving Nature of ABL Obligations. The Second Lien Agent, for and on behalf of itself and the Second Lien Secured Parties, expressly acknowledges and agrees that (i) the ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agents and the ABL Lenders will apply payments and make advances thereunder, and that no application of any Collateral or the release of any Lien by the ABL Agents upon any portion of the Collateral in connection with a permitted disposition by the ABL Loan Parties under any ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced,

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in each event, without notice to or consent by the Second Lien Secured Parties and without affecting the provisions hereof; and (iii) all Collateral received by the ABL Agents may be applied, reversed, reapplied or credited, in whole or in part, to the ABL Obligations at any time; provided, however, that from and after the date on which the ABL Agents (or any ABL Secured Party) or the Second Lien Agent (or any Second Lien Secured Party) commences the Exercise of Any Secured Creditor Remedies, all amounts received by the ABL Agents or any ABL Lender shall be applied as specified in Sections 4.1(b) and (c). The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Second Lien Obligations, or any portion thereof.

(b) Application of Proceeds of ABL Priority Collateral. The ABL Agents and the Second Lien Agent hereby agree that all ABL Priority Collateral, ABL Priority Proceeds and all other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to the ABL Priority Collateral shall be applied, first, to the payment of costs and expenses of the ABL Agents in connection with such Exercise of Secured Creditor Remedies to the extent provided in the ABL Documents,

second, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred,

third, to the payment of the Second Lien Obligations in accordance with the Second Lien Documents until the Discharge of Second Lien Obligations shall have occurred, and fourth, the balance, if any, to the Loan Parties or as a court of competent jurisdiction may direct.

(c) Application of Proceeds of Second Lien Priority Collateral. The ABL Agents and the Second Lien Agent hereby agree that all Second Lien Priority Collateral, Second Lien Priority Proceeds and all other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to the Second Lien Priority Collateral shall be applied, first, to the payment of costs and expenses of the Second Lien Agent in connection with such Exercise of Secured Creditor Remedies to the extent provided in the Second Lien Documents,

second, to the payment of the Second Lien Obligations in accordance with the Second Lien Documents until the Discharge of Second Lien Obligations shall have occurred,

third, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred, and

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fourth, the balance, if any, to the Loan Parties or as a court of competent jurisdiction may direct.

(d) Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the ABL Agents shall have no obligation or liability to the Second Lien Agent or to any Second Lien Secured Party, and the Second Lien Agent shall have no obligation or liability to the ABL Agents or any ABL Secured Party, regarding the adequacy of any Proceeds or for any action or omission, except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement. Notwithstanding anything to the contrary herein contained, none of the Parties hereto waives any claim that it may have against a Secured Party on the grounds that any sale, transfer or other disposition by the Secured Party was not commercially reasonable in every respect as required by the Uniform Commercial Code.

(e) Turnover of Collateral. Upon the Discharge of the ABL Obligations, the ABL Agents shall deliver to the Second Lien Agent or shall execute such documents as the Second Lien Agent may reasonably request (at the expense of the Second Lien Borrower) to enable the Second Lien Agent to have control over any Control Collateral still in the ABL Agents’ possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, subject to the reinstatement provisions of Section 5.3 below. Upon the Discharge of Second Lien Obligations, the Second Lien Agent shall deliver to the ABL Agents or shall execute such documents as the ABL Agents may reasonably request (at the expense of the ABL Borrowers) to enable the ABL Agents to have control over any Control Collateral still in the Second Lien Agent’s possession, custody or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

Section 4.2 Specific Performance. Each of the ABL Agents and the Second Lien Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Borrower or any Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when the other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the ABL Agents, for and on behalf of itself and the ABL Secured Parties, and the Second Lien Agent, for and on behalf of itself and the Second Lien Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5

INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1 Notice of Acceptance and Other Waivers.

(a) All ABL Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, hereby waives notice of acceptance, or proof of reliance by the ABL Agents or any ABL Secured Party of this Agreement and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the ABL Obligations. All Second Lien Obligations at any time

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made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agents, on behalf of itself and the ABL Secured Parties, hereby waives notice of acceptance, or proof of reliance, by the Second Lien Agent or any Second Lien Secured Party of this Agreement and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Second Lien Obligations.

(b) None of the ABL Agents, any ABL Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the ABL Agents or any ABL Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agents or any ABL Secured Party have knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Second Lien Credit Agreement or any other Second Lien Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agents or any ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agents nor any ABL Secured Party shall have any liability whatsoever to the Second Lien Agent or any Second Lien Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agents and the ABL Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Second Lien Agent or any of the Second Lien Secured Parties have in the Collateral, except as otherwise expressly set forth in this Agreement. The Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees that neither the ABL Agents nor any ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c) None of the Second Lien Agent, any Second Lien Secured Party or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any ABL Document, or if the Second Lien Agent or any Second Lien Secured Party otherwise should exercise any of its contractual rights or remedies under the Second Lien Documents (subject to the express terms and conditions hereof), neither the Second Lien Agent nor any Second Lien Secured Party shall have any liability whatsoever to the ABL Agents or any

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ABL Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Second Lien Agent and the Second Lien Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Second Lien Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agents or any ABL Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement. The ABL Agents, on behalf of itself and the ABL Secured Parties, agrees that none of the Second Lien Agent or the Second Lien Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Second Lien Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

Section 5.2 Modifications to ABL Documents and Second Lien Documents.

(a) The Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, hereby agrees that, without affecting the obligations of the Second Lien Agent and the Second Lien Secured Parties hereunder, the ABL Agents and the ABL Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the Second Lien Agent or any Second Lien Secured Party, and without incurring any liability to the Second Lien Agent or any Second Lien Secured Party or impairing or releasing the Lien Priority provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever, other than in a manner which would have the effect of contravening the terms of this Agreement.

(b) The ABL Agents, on behalf of themselves and the ABL Secured Parties, hereby agree that, without affecting the obligations of the ABL Agents and the ABL Secured Parties hereunder, the Second Lien Agent and the Second Lien Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agents or any ABL Secured Party, and without incurring any liability to the ABL Agents or any ABL Secured Party or impairing or releasing the Lien Priority provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Second Lien Documents in any manner whatsoever except that the following shall require the prior written consent of the ABL Agents:

(i) except as provided in Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the Second Lien Obligations; or

(ii) amend the Second Lien Documents in any manner which would have the effect of contravening the terms of this Agreement or the ABL Documents.

(c) The ABL Obligations and the Second Lien Obligations may be refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required pursuant to Section 5.2(b) above or to permit the refinancing transaction under any ABL Document or any Second Lien Document) of the ABL Agents, the ABL Secured Parties, the Second Lien Agent or the Second Lien Secured Parties, as the case may be, all without affecting the Lien Priority provided for herein or the other provisions hereof, provided, however,

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that the holders of such refinancing Indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the ABL Agents or the Second Lien Agent, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the ABL Agents or the Second Lien Agent, as the case may be, and any such refinancing transaction shall be in accordance with any applicable provisions of both the ABL Documents and the Second Lien Documents (to the extent such documents survive the refinancing).

Section 5.3 Reinstatement and Continuation of Agreement.

(a) If the ABL Agents or any ABL Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery. If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agents, the Second Lien Agent, the ABL Secured Parties, and the Second Lien Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations or the Second Lien Obligations. No priority or right of the ABL Agents or any ABL Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agents or any ABL Secured Party may have.

(b) If the Second Lien Agent or any Second Lien Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the Second Lien Obligations (a “Second Lien Recovery”), then the Second Lien Obligations shall be reinstated to the extent of such Second Lien Recovery. If this Agreement shall have been terminated prior to such Second Lien Recovery, this Agreement shall be reinstated in full force and effect in the event of such Second Lien Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agents, the Second Lien Agent, the ABL Secured Parties, and the Second Lien Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations or the Second Lien Obligations. No priority or right of the Second Lien Agent or any Second Lien Secured Party shall at any time be prejudiced

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or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the Second Liens, provisions, or covenants of any of the Second Lien Documents, regardless of any knowledge thereof which the Second Lien Agent or any Second Lien Secured Party may have.

ARTICLE 6

INSOLVENCY PROCEEDINGS

Section 6.1 DIP Financing.

(a) If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of ABL Obligations, and the ABL Agents or any of the ABL Secured Parties shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting ABL Priority Collateral under Section 363 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) (each, a “DIP Financing”), with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Collateral), then the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees that it will raise no objection and will not support any objection to such DIP Financing or use of cash collateral or to the Liens securing the same on any basis, including, without limitation, on the grounds of a failure to provide “adequate protection” for the Liens of the Second Lien Agent securing the Second Lien Obligations (and will not request any adequate protection solely as a result of such DIP Financing or use of cash collateral that is ABL Priority Collateral, and will not offer or support any debtor-in-possession financing which would compete with such DIP Financing); provided that (i) the Second Lien Agent retains its Lien on the ABL Priority Collateral to secure the Second Lien Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the any Debtor Relief Laws), subject to the terms hereof, to the Liens in favor of the ABL Secured Parties on the ABL Priority Collateral existing prior to the commencement of such Insolvency Proceeding, to any adequate protection Liens granted in favor of the ABL Obligations and to the senior priority of the DIP Financing and (ii) unless it shall otherwise consent, the Second Lien Agent shall retain its Lien on the Second Lien Priority Collateral with the same priority as existed prior to the commencement of the case under the subject Debtor Relief Laws and any Lien of the ABL Agents (or other provider of DIP Financing) on the Second Lien Loan Priority Collateral securing such DIP Financing is junior and subordinate to the Lien of the Second Lien Agent on the Second Lien Priority Collateral (to the extent of the Second Lien Priority Debt), (iii) all Liens on ABL Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agents and the ABL Secured Parties securing the ABL Obligations on ABL Priority Collateral and (iv) the foregoing provisions of this Section 6.1(a) shall not prevent the Second Lien Agent and the Second Lien Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws.

(b) All Liens granted to the ABL Agents or the Second Lien Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties

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to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

Section 6.2 Relief From Stay. Until the Discharge of ABL Obligations has occurred, the Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the ABL Priority Collateral without the ABL Agents’ express written consent. Until the Discharge of Second Lien Obligations has occurred, the ABL Agents, on behalf of themselves and the ABL Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Second Lien Priority Collateral without the Second Lien Agent’s express written consent. In addition, neither the Second Lien Agent nor the ABL Agents shall seek any relief from the automatic stay with respect to any Collateral without providing three (3) days’ prior written notice to the other, unless such period is agreed by both the ABL Agents and the Second Lien Agent to be modified or unless the ABL Agents or Second Lien Agent, as applicable, makes a good faith determination that either (A) the ABL Priority Collateral or the Second Lien Priority Collateral, as applicable, will decline speedily in value or (B) the failure to take any action will have a reasonable likelihood of endangering the ABL Agents’ or the Second Lien Agent’s ability to realize upon its Collateral.

Section 6.3 No Contest; Adequate Protection.

(a) The Second Lien Agent, on behalf of itself and the Second Lien Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the ABL Agents or any ABL Secured Party for adequate protection of its interest in the Collateral, (ii) subject to Section 6.1(a) above, any proposed provision of DIP Financing by the ABL Agents and the ABL Secured Parties (or any other Person proposing to provide DIP Financing with the consent of the ABL Agents) or (iii) any objection by the ABL Agents or any ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Agents or any ABL Secured Party that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agents as adequate protection of its interests are subject to this Agreement.

(b) The ABL Agents, on behalf of themselves and the ABL Secured Parties, agree that, prior to the Discharge of Second Lien Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the Second Lien Agent or any Second Lien Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(a) above or 6.3(c) below), or (ii) any objection by the Second Lien Agent or any Second Lien Secured Party to any motion, relief, action or proceeding based on a claim by the Second Lien Agent or any Second Lien Secured Party that its interests in the Collateral (unless in contravention of Section 6.1(a) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Second Lien Agent as adequate protection of its interests are subject to this Agreement.

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(c) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency Proceeding:

(i) if the ABL Secured Parties (or any subset thereof) are granted adequate protection with respect to the ABL Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted ABL Priority Collateral), then the ABL Agents, on behalf of themselves and the ABL Secured Parties, agrees that the Second Lien Agent, on behalf of itself or any of the Second Lien Secured Parties, may seek or request (and the ABL Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the ABL Obligations on the same basis as the other Liens of the Second Lien Agent on ABL Priority Collateral;

(ii) in the event the Second Lien Agent, on behalf of itself or any of the Second Lien Secured Parties, is granted adequate protection in respect of Second Lien Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Second Lien Priority Collateral), then the Second Lien Agent, on behalf of itself and any of the Second Lien Secured Parties, agrees that the ABL Agents on behalf of themselves or any of the ABL Secured Parties, may seek or request (and the Second Lien Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the Second Lien Obligations on the same basis as the other Liens of the ABL Agents on Second Lien Priority Collateral; and

(iii) except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to (A) the ABL Priority Collateral, nothing herein shall limit the rights of the Second Lien Agent or the Second Lien Secured Parties from seeking adequate protection with respect to their rights in the Second Lien Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or (B) the Second Lien Priority Collateral, nothing herein shall limit the rights of the ABL Agents or the ABL Secured Parties from seeking adequate protection with respect to their rights in the ABL Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).

Section 6.4 Asset Sales. The Second Lien Agent agrees, on behalf of itself and the Second Lien Secured Parties, that it will not oppose any sale consented to by the ABL Agents of any ABL Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as the Liens of the Parties attach to the proceeds of such sale consistent with the Lien Priority on the assets sold and such proceeds are otherwise applied in accordance with this Agreement. The ABL Agents agree, on behalf of themselves and the ABL Secured Parties, that they will not oppose any sale consented to by the Second Lien Agent of any Second Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as the Liens of the Parties

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attach to the proceeds of such sale consistent with the Lien Priority on the assets sold and such proceeds are otherwise applied in accordance with this Agreement.

Section 6.5 Separate Grants of Security and Separate Classification. Each Second Lien Secured Party and each ABL Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Security Documents and the Second Lien Security Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the ABL Obligations and must be separately classified in any plan of reorganization (or other plan of similar effect under any Debtor Relief Laws) proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Second Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Second Lien Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Second Lien Obligation claims against the Loan Parties, with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Second Lien Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Second Lien Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties and the Second Lien Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties from such Priority Collateral, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

Section 6.6 Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.

Section 6.7 ABL Obligations Unconditional. All rights of the ABL Agents hereunder, and all agreements and obligations of the Second Lien Agent and the Loan Parties (to the extent applicable) hereunder, shall, except as otherwise specifically provided herein, remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any ABL Document;

(ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;

(iii) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any

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refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the ABL Obligations, or of any of the Second Lien Agent or any Loan Party, to the extent applicable, in respect of this Agreement.

Section 6.8 Second Lien Obligations Unconditional. All rights of the Second Lien Agent hereunder, all agreements and obligations of the ABL Agents and the Loan Parties (to the extent applicable) hereunder, shall, except as otherwise specifically provided herein, remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any Second Lien Document;

(ii) any change in the time, place or manner of payment of, or in any other Second Lien of, all or any portion of the Second Lien Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Lien Document (but solely to the extent permitted pursuant to Section 5.2(b) above);

(iii) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Second Lien Obligations or any guarantee or guaranty thereof; or

(iv) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second Lien Obligations, or of any of the ABL Agents or any Loan Party, to the extent applicable, in respect of this Agreement.

ARTICLE 7

MISCELLANEOUS

Section 7.1 Rights of Subrogation. The Second Lien Agent, for and on behalf of itself and the Second Lien Secured Parties, agrees that no payment to the ABL Agents or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle the Second Lien Agent or any Second Lien Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations. Thereafter, the ABL Agents agree to execute such documents, agreements, and instruments as the Second Lien Agent or any Second Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agents by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agents are paid by such Person upon request for payment thereof. The ABL Agents, for and on behalf of themselves and the ABL Secured Parties, agrees that no payment to the Second Lien Agent or any Second Lien Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Agents or any ABL Secured Party to exercise

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any rights of subrogation in respect thereof until the Discharge of Second Lien Obligations. Thereafter, the Second Lien Agent agrees to execute such documents, agreements, and instruments as the ABL Agents or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Second Lien Obligations resulting from payments to the Second Lien Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Second Lien Agent are paid by such Person upon request for payment thereof.

Section 7.2 Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the ABL Agents or the Second Lien Agent to exercise and enforce their rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

Section 7.3 Representations. The Second Lien Agent represents and warrants to the ABL Agents that it has the requisite power and authority under the Second Lien Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Second Lien Secured Parties and that this Agreement shall be binding obligations of the Second Lien Agent and the Second Lien Secured Parties, enforceable against the Second Lien Agent and the Second Lien Secured Parties in accordance with its terms. The ABL Agents represent and warrant to the Second Lien Agent that they have the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of themselves and the ABL Secured Parties and that this Agreement shall be binding obligations of the ABL Agents and the ABL Secured Parties, enforceable against the ABL Agents and the ABL Secured Parties in accordance with its terms.

Section 7.4 Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by the Second Lien Agent and the ABL Agents and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 7.5 Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or three (3) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section)

32

shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

ABL Agents: Bank of America, N.A.

100 Federal Street

Boston, Massachusetts 02109

Attention: Stephen J. Garvin

With a copy to:

Riemer & Braunstein, LLP

Three Center Plaza

Boston, MA 02108

Attention: David S. Berman, Esquire

Fax: (617) 880-3456

Second Lien Agent:

With a copy to:

Section 7.6 No Waiver; Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7 Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the earlier of the Discharge of ABL Obligations or the Discharge of Second Lien Obligations, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any Loan Party shall include any Loan Party as debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), the ABL Agents, any ABL Secured Party, the Second Lien Agent, or any Second Lien Secured Party may assign or otherwise transfer all or any portion of the ABL Obligations or the Second Lien Obligations, as applicable, to any other Person (other than any Borrower, any Guarantor or any Affiliate of any Borrower or any Guarantor and any Subsidiary of any Borrower or any Guarantor, and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agents, the Second Lien Agent, any ABL Secured Party, or any Second Lien Secured Party, as the case may be, herein or otherwise. The ABL Secured Parties and the Second Lien Secured Parties may continue, at any time and without

33

notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide Indebtedness to, or for the benefit of, any Loan Party on the faith hereof.

Section 7.8 Governing Law; Entire Agreement. The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.9 Counterparts. This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

Section 7.10 No Third Party Beneficiaries. This Agreement is solely for the benefit of the ABL Agents, ABL Secured Parties, Second Lien Agent and Second Lien Secured Parties. No other Person (including any Borrower, any Guarantor or any Affiliate of any Borrower or any Guarantor, or any Subsidiary of any Borrower or any Guarantor) shall be deemed to be a third party beneficiary of this Agreement.

Section 7.11 Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.12 Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.13 Attorneys’ Fees. The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.14 VENUE; JURY TRIAL WAIVER.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.

34

EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY ABL SECURED PARTY OR ANY SECOND LIEN SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY SECOND LIEN DOCUMENTS, OR ANY ABL DOCUMENTS AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.15 Intercreditor Agreement. This Agreement is the Intercreditor Agreement referred to in the ABL Credit Agreement and the Second Lien Credit Agreement. Nothing in this Agreement shall be deemed to subordinate the obligations due to (i) any ABL Secured Party to the obligations due to any Second Lien Secured Party or (ii) any Second Lien Secured Party to the obligations due to any ABL Secured Party (in each case, whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens but not a subordination of Indebtedness.

Section 7.16 No Warranties or Liability. The Second Lien Agent and the ABL Agents acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document or any Second Lien Document. Except as otherwise provided in this Agreement, the Second Lien Agent and the ABL Agents will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.17 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Second Lien Document, the provisions of this Agreement shall govern.

35

Section 7.18 Information Concerning Financial Condition of the Loan Parties. (a) Each of the Second Lien Agent and the ABL Agents hereby assumes responsibility for keeping itself informed of the financial condition of the Loan Parties and all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Second Lien Obligations. The Second Lien Agent and the ABL Agents hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Second Lien Agent or the ABL Agents, in their sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, (a) they shall be under no obligation (i) to provide any such information to such other party or any other party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information, (b) they make no representation as to the accuracy or completeness of any such information and shall not be liable for any information contained therein, and (c) the Party receiving such information hereby agrees to hold the providing Party harmless from any action the receiving Party may take or conclusion the receiving Party may reach or draw from any such information, as well as from and against any and all losses, claims, damages, liabilities, and expenses to which such receiving Party may become subject arising out of or in connection with the use of such information.

(b) The Loan Parties agree that any information provided to the ABL Agents, the Second Lien Agent, any ABL Secured Party or any Second Lien Secured Party may be shared by such Person with any ABL Secured Party, any Second Lien Secured Party, the ABL Agents or the Second Lien Agent notwithstanding a request or demand by such Loan Party that such information be kept confidential; provided that such information shall otherwise be subject to the respective confidentiality provisions in the ABL Credit Agreement and the Second Lien Credit Agreement, as applicable

[SIGNATURE PAGES FOLLOW]

36

IN WITNESS WHEREOF, the ABL Agents, for and on behalf of themselves and the ABL Lenders, and the Second Lien Agent, for and on behalf of itself and the Second Lien Lenders, have caused this Agreement to be duly executed and delivered as of the date first above written.

BANK OF AMERICA, N.A., in its capacity as an ABL Agent

By:
Name: Title:

WELLS FARGO RETAIL FINANCE, LLC, in its capacity as an ABL Agent

By:
Name: Title:

GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as an ABL Agent

By:
Name: Title:

[ ], in its capacity as the Second Lien Agent

By:
Name: Title:

Signature Page to Intercreditor Agreement

ACKNOWLEDGMENT

Each Borrower and each Guarantor hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL Agents and the Second Lien Agent, and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. Each Borrower and each Guarantor further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the ABL Secured Parties and the ABL Loan Parties, the ABL Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the Second Lien Secured Parties, the Second Lien Borrowers and Second Lien Guarantors, the Second Lien Documents remain in full force and effect as written and are in no way modified hereby.

SEARS ROEBUCK ACCEPTANCE CORP., as Borrower

By:
Name: Title:

KMART CORPORATION, as Borrower

By:
Name: Title:

SEARS HOLDINGS CORPORATION, as Guarantor

By:
Name: Title:

KMART HOLDING CORPORATION, as Guarantor

By:
Name: Title:

KMART MANAGEMENT CORPORATION, as Guarantor

By:
Name: Title:

Acknowledgement — Intercreditor Agreement

KLC, INC., as Guarantor

By:
Name: Title:

KMART STORES OF ILLINOIS LLC, as Guarantor

By:
Name: Title:

KMART STORES OF TEXAS LLC, as Guarantor

By:
Name: Title:

KMART OF MICHIGAN, INC., as Guarantor

By:
Name: Title:

KMART OF WASHINGTON LLC, as Guarantor

By:
Name: Title:

KMART.COM LLC, as Guarantor

By:
Name: Title:

39

MYGOFER LLC, as Guarantor

By:
Name: Title:

By:
Name: Title:

SEARS BRANDS MANAGEMENT CORPORATION, as Guarantor

By:
Name: Title:

SEARS, ROEBUCK AND CO., as Guarantor

By:
Name: Title:

CALIFORNIA BUILDER APPLIANCES, INC., as Guarantor

By:
Name: Title:

FLORIDA BUILDER APPLIANCES, INC., as Guarantor

By:
Name: Title:

SOE, INC., as Guarantor

By:
Name: Title:

Acknowledgement — Intercreditor Agreement

STARWEST, LLC, as Guarantor

By:
Name: Title:

LANDS’ END, INC., as Guarantor

By:
Name: Title:

PRIVATE BRANDS, LTD., as Guarantor

By:
Name: Title:

SEARS HOME IMPROVEMENT PRODUCTS, INC., as Guarantor

By:
Name: Title:

SEARS, ROEBUCK DE PUERTO RICO, INC., as Guarantor

By:
Name: Title:

SEARS AUTHORIZED HOMETOWN STORES, LLC, as Guarantor

By:
Name: Title:

SEARS OUTLET STORES, L.L.C., as Guarantor

By:
Name: Title:

41

SEARS HOLDINGS MANAGEMENT CORPORATION, as Guarantor

By:
Name: Title:

LANDS’ END DIRECT MERCHANTS, INC., as Guarantor

By:
Name: Title:

SEARS HOME APPLIANCE SHOWROOMS, LLC, as Guarantor

By:
Name: Title:

SEARS PROTECTION COMPANY, as Guarantor

By:
Name: Title:

SEARS PROTECTION COMPANY (FLORIDA), L.L.C., as Guarantor

By:
Name: Title:

A&E HOME DELIVERY, LLC, as Guarantor

By:
Name: Title:

42

A&E LAWN & GARDEN, LLC, as Guarantor

By:
Name: Title:

A&E SIGNATURE SERVICE, LLC, as Guarantor

By:
Name: Title:

43

EXHIBIT H

FORM OF CUSTOMS BROKER AGREEMENT

CUSTOMS BROKER AGENCY AGREEMENT

Name and Address of Customs Broker:

Dear Sir/Madam:

BANK OF AMERICA, N.A. (“Bank of America”), WELLS FARGO RETAIL FINANCE, LLC and GENERAL ELECTRIC CAPITAL CORPORATION are Co-Collateral Agents (each, a “Co-Collateral Agent”, and collectively, the “Co-Collateral Agents”) with respect to a loan arrangement (the “Loan Arrangement”) with [Kmart Corporation and Sears Roebuck Acceptance Corporation (collectively, the “Borrowers”), the obligations of which have been guaranteed by [Sears, Roebuck and Co., a New York corporation (the “Company”)]]1. To secure the obligations of the Company under the Loan Arrangement, the undersigned has granted to the Co-Collateral Agents, for the benefit of the Co-Collateral Agents and certain other secured parties (together with the Co-Collateral Agents, the “Credit Parties”), a security interest in and to certain of the assets of the Company (the “Collateral”), including, without limitation, all of the Company’s inventory, documents, bills of lading and other documents of title.

The Co-Collateral Agents have requested that you (the “Customs Broker”) act as their agent for the limited purpose of more fully perfecting and protecting the security interest of the Co-Collateral Agents in such bills of lading, documents and other documents of title and in the goods and inventory for which such bills of lading, documents, or other documents of title have been issued, and, by acknowledging and executing this letter agreement (this “Agreement”), the Customs Broker has agreed to do so. This Agreement shall set forth the terms of the Customs Broker’s engagement by the Co-Collateral Agents. As used herein, the term “Control Co-Collateral Agent” means, initially, Bank of America, provided that Bank of America may at any time deliver written notice to the Customs Broker advising the Customs Broker that the Control Co-Collateral Agent is no longer Bank of America, following which time the term “Co-Collateral Agent” shall mean and refer to such other entity as may be specified on such notice.

Section 1         Acknowledgment of Security Interest; Power of Attorney:    The Customs Broker acknowledges, consents, and agrees that the Company has assigned to the Co-Collateral Agents, for their own benefit and the benefit of the other Credit Parties, all of the Company’s right, title, and interest in, to and under all goods and any contracts or agreements with carriers, customs brokers, and/or freight forwarders for shipment or delivery of such goods. The Company further advises the Customs Broker, and the Customs Broker acknowledges,

[1]	Use reference to guaranty to the extent the Company is not a Borrower; if the Company is a Borrower, identify the name of the Company as appropriate.

1

consents, and agrees, that the Company has irrevocably constituted and appointed the Control Co-Collateral Agent as the Company’s true and lawful attorney, with full power of substitution to exercise all of such rights, title, and interest, which appointment has been coupled with an interest.

Section 2         Appointment of Customs Broker as Agent of Co-Collateral Agents:    The Customs Broker is hereby appointed as agent for the Co-Collateral Agents to receive and retain possession of all bills of lading, waybills, documents, and other documents of title (collectively, the “Title Documents”) heretofore or at any time hereafter issued for any inventory of the Company which are received by the Customs Broker for processing (the “Inventory”), such receipt and retention of possession of the Title Documents and Inventory being for the purpose of perfecting and preserving more fully the Co-Collateral Agents’ security interest in the Title Documents and the Inventory. The Customs Broker will maintain possession of the Title Documents and the Inventory, subject to the security interest of the Co-Collateral Agents, and will note the security interest of the Co-Collateral Agents on the Customs Broker’s books and records. In the event that the Control Co-Collateral Agent is designated as the consignee or co-consignee on any such Title Documents, subject to the terms and conditions hereof, the Control Co-Collateral Agent hereby appoints the Customs Broker as its attorney-in-fact solely to execute and deliver any such Title Documents for and on behalf of the Control Co-Collateral Agent pursuant to the terms of this Agreement.

Section 3         Delivery of Title Documents; Release of Goods:    Until the Customs Broker receives written notification (given in accordance with paragraph 7 below) to the contrary from the Control Co-Collateral Agent pursuant to paragraph 4 below, the Customs Broker is authorized by the Co-Collateral Agents to, and the Customs Broker may, deliver:

3.1      the Title Documents to the Company or its agents for the purpose of permitting the Company, as consignee, to obtain possession or control of the Inventory subject to such Title Documents; and

3.2      the Inventory to the Company or as directed by the Company.

Section 4         Notice From Control Co-Collateral Agent To Follow Control Co-Collateral Agent’s Instructions:    Upon the Customs Broker’s receipt of written notification from the Control Co-Collateral Agent, the Customs Broker shall thereafter follow solely the instructions of the Control Co-Collateral Agent concerning the disposition of the Title Documents and the Inventory and will not follow any instructions of the Company or any other person concerning the same.

Section 5         Limited Authority:    The Customs Broker’s sole authority as the agent of the Co-Collateral Agents is to receive and maintain possession of the Title Documents and the Inventory on behalf of the Co-Collateral Agents and to follow the instructions of the Control Co-Collateral Agent as provided herein. Except as may be specifically authorized and instructed by the Control Co-Collateral Agent, the Customs Broker shall have no authority as the agent of the Co-Collateral Agents to undertake any other action or to enter into any other commitments on behalf of the Co-Collateral Agents.

2

Section 6        Expenses:    No Co-Collateral Agent shall be obligated to compensate the Customs Broker for serving as agent hereunder, nor shall any Co-Collateral Agent be responsible for any fees, expenses, customs, duties, taxes, or other charges relating to the Title Documents or the Inventory. The Customs Broker acknowledges that the Company is solely responsible for payment of any compensation and charges which are to the Company’s account. The Company is further responsible for paying any fees, expenses, customs duties, taxes, or other charges which are, or may, accrue, to the account of the Title Documents and the Inventory. The Control Co-Collateral Agent, at the Control Co-Collateral Agent’s option, may authorize the Customs Broker to perform specified services on behalf of the Co-Collateral Agents, at mutually agreed rates of compensation, which shall be charged to the Co-Collateral Agents’ account and payable to the Customs Broker by the Co-Collateral Agents (provided, however, such payment shall not affect any obligation of the Company to reimburse the Co-Collateral Agents for any such compensation or other costs or expenses incurred by the Co-Collateral Agents pursuant to the terms of the financing agreements referred to above).

Section 7        Term:

7.1      In the event that the Customs Broker desires to terminate this Agreement, the Customs Broker shall furnish the Control Co-Collateral Agent with not less than sixty (60) days’ prior written notice of the Customs Broker’s intention to do so. During such sixty (60) day period (which may be shortened by notice to the Customs Broker from the Control Co-Collateral Agent), the Customs Broker shall continue to serve as agent hereunder and the Company shall fully compensate the Customs Broker with respect to that period. The Customs Broker shall also cooperate with the Co-Collateral Agents and execute all such documentation and undertake all such action as may be reasonably required by the Control Co-Collateral Agent in connection with such termination. Any written notice provided to any party hereto shall be delivered to such party at the following address (or to such other address, written notice of which is given by such party to the other parties hereto in writing with at least seven (7) days’ prior notice):

If to any Co-Collateral Agent:

Bank of America, N.A., as Control Co-Collateral Agent
100 Federal Street, 9th Floor Boston, Massachusetts 02110 Attention: Stephen Garvin Re: Sears

If to the Customs Broker:

[Customs Broker]

Attention:

If to the Company:

3

[Sears, Roebuck & Co.][2]

Attention:

7.2        Except as provided in Section 7.1, above, this Agreement shall remain in full force and effect until the Customs Broker receives written notification from the Control Co-Collateral Agent of the termination of the Customs Broker’s responsibilities hereunder. This Agreement may be amended only by notice in writing signed by the Company and an officer of the Control Co-Collateral Agent and may be terminated solely by written notice signed by an officer of the Control Co-Collateral Agent.

Section 8         Customs Broker’s Lien:    The Customs Broker shall have a lien, to the extent provided by law, on any Inventory then in the possession of the Customs Broker, which lien shall be to the extent of any out-of-pocket costs, fees, freight charges, storage charges, or other charges or out-of-pocket expenses incurred or paid by the Customs Broker with respect only to that Inventory then in the possession of the Customs Broker, for which the Customs Broker has not received payment, but not for any amount owed on account of any other Inventory, item, or matter.

Section 9          Notice of Stoppage In Transit:    The Customs Broker hereby covenants and agrees to provide to the Control Co-Collateral Agent prompt written notice of (but in any event within three (3) days following) the Customs Broker’s receipt of notice of stoppage in transit with respect to any Title Documents or Inventory.

Section 10       Counterparts; Integration:    This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all contemporaneous or previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the parties and when the Control Co-Collateral Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 11         Governing Law.    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

[2]	Insert name of appropriate Loan Party.

4

If the foregoing correctly sets forth our understanding, please indicate the Customs Broker’s assent below, following which this Agreement will take effect.

Very truly yours,

COMPANY:

[SEARS, ROEBUCK AND CO.][3]

By:
Name:
Title:

[3]	Insert name of appropriate Loan Party.

Signature Page to Customs Broker Agency Agreement

Acknowledged and agreed:

CUSTOMS BROKER:

[ ]

By:
Name:
Title:

CO-COLLATERAL AGENTS:

BANK OF AMERICA, N.A.

By:
Name:
Title:

WELLS FARGO RETAIL FINANCE, LLC

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

Signature Page to Customs Broker Agency Agreement

EXHIBIT I

FORM OF THIRD PARTY PAYOR NOTIFICATION

THIRD PARTY PAYOR NOTIFICATION – PHARMACY RECEIVABLES

PREPARE ON BORROWER/LOAN PARTY LETTERHEAD –

ONE FOR EACH THIRD PARTY PAYOR

May         , 2009

To:	[Name and Address of Third Party Payor]

(the “Processor”)

Re:	Kmart Corporation

[Account Number[s]:                                 ]

Dear Sir/Madam:

BANK OF AMERICA, N.A. (“Bank of America”), WELLS FARGO RETAIL FINANCE, LLC and GENERAL ELECTRIC CAPITAL CORPORATION are Co-Collateral Agents (each, a “Co-Collateral Agent”, and collectively, the “Co-Collateral Agents”) with respect to a loan arrangement (the “Loan Arrangement”) pursuant to the Amended and Restated Credit Agreement dated as of May 21, 2009 by and among Kmart Corporation (the “Company”), Sears Roebuck Acceptance Corp. (collectively, the “Borrowers”) and the other parties thereto. To secure the obligations of the undersigned under the Loan Arrangement, the undersigned has granted to the Control Co-Collateral Agent, for the benefit of the Co-Collateral Agents and certain other secured parties (together with the Co-Collateral Agents, the “Credit Parties”), a lien on, among other things, all claims on account of pharmacy services submitted by the Company to the Processor for processing and the amounts which the Processor owes to the Company on account thereof (the “Pharmacy Proceeds”). As used herein, the term “Control Co-Collateral Agent” means, initially, Bank of America, provided that Bank of America may at any time deliver written notice to the Processor advising the Processor that the Control Co-Collateral Agent is no longer Bank of America, following which time the term “Co-Collateral Agent” shall mean and refer to such other entity as may be specified on such notice.

The undersigned hereby instructs Processor that, until the Processor receives written notification from the Control Co-Collateral Agent to the contrary, all amounts that may become due from time to time from the Processor to the Company with respect to the above-referenced Account Number[s] shall be transferred as follows:

(a)	By ACH, Depository Transfer Check, or Electronic Depository Transfer to:

[                                                         ]

ABA #

Account Name: [Sears]

1

Account No.

or

(b)	As the Processor may be otherwise instructed from time to time in writing by an officer of the Control Co-Collateral Agent.

Upon the written request of the Control Co-Collateral Agent, a copy of each periodic statement issued by the Processor to the Company should be provided to the Control Co-Collateral Agent at the following address (which address may be changed upon seven (7) days’ written notice given to the Processor by the Control Co-Collateral Agent):

Bank of America, N.A.

100 Federal Street, 9th Floor

Boston, Massachusetts 02110

Attention: Stephen Garvin

Re: Sears

The Processor shall be fully protected in acting on any order or direction by the Control Co-Collateral Agent respecting the Pharmacy Proceeds and other amounts without making any inquiry whatsoever as to the Control Co-Collateral Agent’s right or authority to give such order or direction or as to the application of any payment made pursuant thereto.

This Notification may be amended only with the written consent of the Control Co-Collateral Agent and may be terminated solely by written notice signed by an officer of the Control Co-Collateral Agent.

Very truly yours,

KMART CORPORATION

By:
Name:
Title:

cc:	Bank of America, N.A., as Co-Collateral Agent
Wells Fargo Retail Finance, LLC, as Co-Collateral Agent
General Electric Capital Corporation, as Co-Collateral Agent

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EXHIBIT J

Form of Compliance Certificate

COMPLIANCE CERTIFICATE

Date of Certificate:

To:	Bank of America, N.A.,

as Administrative Agent

100 Federal Street, 9th Floor

Boston, Massachusetts 02110

Attention: Stephen J. Garvin

Managing Director

Ladies and Gentlemen:

Reference is made to a certain Amended and Restated Credit Agreement, dated as of May 21, 2009 (as modified, amended, supplemented or restated and in effect from time to time, the “Credit Agreement”), among Sears Holdings Corporation, a Delaware corporation (“Holdings”), Sears Roebuck Acceptance Corp., a Delaware corporation and Kmart Corporation, a Michigan corporation (individually, a “Borrower”, and collectively, the “Borrowers”), the banks, financial institutions and other institutional lenders listed on the signature pages thereof, the Issuing Lenders party thereto, Bank of America, N.A. (the “Bank”), as administrative agent (the “Agent”), co-collateral agent, and Swingline Lender, Wells Fargo Retail Finance, LLC (“WFRF”) and General Electric Capital Corporation, as co-collateral agents (collectively, with the Bank in such capacity, the “Co-Collateral Agents”) and as co-syndication agents, JPMorgan Chase Bank, N.A. and Barclays Bank PLC, as co-documentation agents, and Banc of America Securities LLC, WFRF and GE Capital Markets, Inc., as joint lead arrangers and joint bookrunners. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned, as a duly authorized and acting Authorized Officer of Holdings, hereby certifies on behalf of Holdings and each of the other Loan Parties as of the date hereof the following:

1.	No Defaults or Events of Default.

(a)	Since (the date of the last similar certification), and except as set forth in Appendix I, no Default or Event of Default has occurred.

(b)	If a Default or Event of Default has occurred since (the date of the last similar certification), the Loan Parties have taken or propose to take those actions with respect to such Default or Event of Default as described on said Appendix I.

2.	Financial Calculations. Attached hereto as Appendix II are reasonably detailed calculations necessary to determine the Fixed Charge Ratio as of the last day of the [fiscal quarter][fiscal year]

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ended (whether or not compliance therewith is then required under Section 6.03 of the Credit Agreement).

3.	Financial Statements.

[Use following paragraph (a) for fiscal quarter-end financial statements]

(a)	Attached hereto as Appendix III are the unaudited consolidated balance sheet of Holdings and its Subsidiaries for the fiscal quarter ended , and the consolidated balance sheet of Holdings and its domestic Subsidiaries (other than OSH) as of the end of such fiscal quarter, and the consolidated statements of income and cash flows of Holdings and its Subsidiaries and the consolidated statements of income and cash flows of Holdings and its domestic Subsidiaries (other than OSH) for the period commencing at the end of the previous fiscal year and ending with the end of such quarter (or if not attached, a copy of the quarterly report filed with the SEC on form 10-Q, reflecting such consolidated balance sheets and consolidated statements of income and cash flows, has been delivered to the Agent in accordance with Section 9.02(b) of the Credit Agreement).

[Use following paragraphs (b) and (c) for fiscal year-end financial statements]

(b)	Attached hereto as Appendix III are the audited consolidated balance sheet of Holdings and its Subsidiaries for the fiscal year ended , and the consolidated statements of income and cash flows of Holdings and its Subsidiaries for such fiscal year, accompanied by a report without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, which report has been prepared by a Board-appointed auditor of national standing (or if not attached, a copy of the annual report filed with the SEC on form 10-K, reflecting such consolidated balance sheet and consolidated statements of income and cash flows of Holdings and its Subsidiaries, has been delivered to the Agent in accordance with Section 9.02(b) of the Credit Agreement).

(c)	Attached hereto as Appendix IV are the unaudited consolidated balance sheet of Holdings and its domestic Subsidiaries (other than OSH) for the fiscal year ended , and the consolidated statements of income and cash flows of Holdings and its domestic Subsidiaries (other than OSH) for such fiscal year.

4.	No Material Accounting Changes, Etc.

(a)	The financial statements furnished to the Agent for the [fiscal quarter/fiscal year] ended were prepared in accordance with GAAP.

(b)	Except as set forth in Appendix V, there has been no change in GAAP used in the preparation of the financial statements furnished to the Agent for the [fiscal quarter/fiscal year] ended . If any such change has occurred, a statement of reconciliation conforming such financial statements to GAAP is attached hereto in Appendix V if necessary for the calculation of the Fixed Charge Ratio.

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IN WITNESS WHEREOF, a duly authorized and acting Authorized Officer of Holdings, on behalf of Holdings and each of the other Loan Parties, has duly executed this Compliance Certificate as of                         , 20        .

HOLDINGS:

SEARS HOLDINGS CORPORATION

By:
Name:
Title:

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APPENDIX I

Except as set forth below, no Default or Event of Default has occurred. [If a Default or Event of Default has occurred, the following describes the nature of the Default or Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Loan Parties to be taken on account thereof.]

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APPENDIX II

A.  Calculation of Fixed Charge Ratio: Required whether or not compliance under Section 6.03 of the Credit Agreement is then required. Calculated for the most recently ended four fiscal quarters.

1.	Adjusted Consolidated EBITDA for such period (all calculated on a Consolidated basis in accordance with GAAP (excluding any non-cash income already deducted from Consolidated Net Income in the calculation of Adjusted Consolidated EBITDA in a prior period)):

	(a)	Consolidated Net Income for such period:

Plus the following, without duplication and to extent deducted in determining Consolidated Net Income for such period:

	(b)	Consolidated Interest Expense for such period:

	(c)	income tax expense for such period:

	(d)	all amounts attributable to depreciation and amortization expense for such period:

	(e)	any items of loss resulting from the sale of assets other than in the ordinary course of business for such period:

	(f)	any non-cash charges for tangible or intangible impairments or asset write downs for such period (excluding any write downs or write-offs of Inventory other than write-downs or write-offs of Inventory related to up to 100 store closings in any four consecutive fiscal quarters):

	(g)	any other non-cash charges for such period (including non-cash charges arising from share-based payments to employees or directors, but excluding (1) any non-cash charge already added back to Consolidated Net Income in the calculation of Adjusted Consolidated EBITDA in a prior period, (2) any non-cash charge that relates to the write-down or write-off of Inventory other than write-downs or write-offs of Inventory related to up to 100 store closings in any four consecutive fiscal quarters, and (3) non-cash charges for which a cash payment is required to be made in that or any other period):

Minus the following, without duplication and to the extent included in Consolidated Net Income for such period:

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	(h)	any items of gain resulting from the sale of assets other than in the ordinary course of business for such period:

	(i)	any cash payments made during such period in respect of non-cash charges described in Line 1(g) above taken in a prior period:

	(j)	any non-cash items of income for such period:

	(k)	Adjusted Consolidated EBITDA [Line 1(a), plus the sum of Lines 1(b) through 1(g), minus the sum of Lines 1(h) through 1(j)]:

2.	Minus the following:

	(a)	the unfinanced portion of Capital Expenditures made during such period (but including Capital Expenditures financed with proceeds of Advances):

	(b)	taxes paid in cash net of refunds during such period:

3.	Line 1(k), minus Lines 2(a) and 2(b):

4.	Fixed Charges for such period (all calculated on a Consolidated basis):

	(a)	Consolidated Interest Expense paid or payable in cash:

Plus

	(b)	scheduled principal payments on Debt made during such period:

Plus

	(c)	Capital Lease Obligation payments made during such period:

	(d)	Fixed Charges [The sum of Lines 4(a) through 4(c)]:

5.	FIXED CHARGE RATIO AS OF THE FISCAL [QUARTER] [YEAR] ENDED [Line 3 divided by Line 4(d)]:

B.  Fixed Charge Ratio Covenant: During the continuance of a Covenant Compliance Event, each of Holdings and the Borrowers will not permit the Fixed Charge Ratio as of the last day of any fiscal quarter of Holdings to be less than 1.0 to 1.0.

1.	Is covenant required to be tested?	Yes	No
2.	If covenant is required to be tested, in compliance?	Yes	No

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APPENDIX III

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APPENDIX IV

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APPENDIX V

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